                                [LOGO]BB&T Funds
                     Sensible Investing for Generations(R)









                                   [GRAPHIC]









                     Semi-Annual
                           Report
                              To Shareholders
                       March 31, 2003

BB&T FUNDS
TABLE OF CONTENTS

        Management Discussion of Performance
           Message from the President and Investment Advisor........   1

        Fund Summary
           Balanced Fund............................................   2
           Large Company Value Fund.................................   3
           Large Company Growth Fund................................   4
           Mid Cap Value Fund.......................................   5
           Mid Cap Growth Fund......................................   6
           Small Company Growth Fund................................   7
           International Equity Fund................................   8
           Short U.S. Government Income Fund........................   9
           Intermediate U.S. Government Bond Fund...................  10
           Intermediate Corporate Bond Fund.........................  11
           Kentucky Intermediate Tax-Free Fund......................  12
           Maryland Intermediate Tax-Free Fund......................  13
           North Carolina Intermediate Tax-Free Fund................  14
           South Carolina Intermediate Tax-Free Fund................  15
           Virginia Intermediate Tax-Free Fund......................  16
           West Virginia Intermediate Tax-Free Fund.................  17
           Prime Money Market Fund..................................  18
           U.S. Treasury Money Market Fund..........................  19
           Capital Manager Funds....................................  20

        Schedule of Portfolio Investments
           Balanced Fund............................................  23
           Large Company Value Fund.................................  26
           Large Company Growth Fund................................  28
           Mid Cap Value Fund.......................................  30
           Mid Cap Growth Fund......................................  32
           Small Company Growth Fund................................  34
           International Equity Fund................................  36
           Short U.S. Government Income Fund........................  38
           Intermediate U.S. Government Bond Fund...................  39
           Intermediate Corporate Bond Fund.........................  41
           Kentucky Intermediate Tax-Free Fund......................  44
           Maryland Intermediate Tax-Free Fund......................  45
           North Carolina Intermediate Tax-Free Fund................  46
           South Carolina Intermediate Tax-Free Fund................  48
           Virginia Intermediate Tax-Free Fund......................  50
           West Virginia Intermediate Tax-Free Fund.................  52
           Prime Money Market Fund..................................  55
           U.S. Treasury Money Market Fund..........................  58
           Capital Manager Conservative Growth Fund.................  59
           Capital Manager Moderate Growth Fund.....................  60
           Capital Manager Growth Fund..............................  61
           Capital Manager Aggressive Growth Fund...................  62

        Financial Statements........................................  64

        Notes to Financial Statements............................... 104

   LETTER FROM THE PRESIDENT AND THE INVESTMENT ADVISOR


Dear Shareholders:

We are pleased to send you this semiannual report for the six months ended March 31, 2003, a time when stocks finally righted themselves to an appreciable degree, although not without experiencing frequent and dramatic volatility.

Bonds also did reasonably well, keeping pace with stocks, though in sort of a reverse manner. On days when stocks rose, bonds generally fell; when stocks fell prey to uncertainty, bonds often benefited from investors' rapid rotation back to the fixed-income market's perceived relative safety. When all was said and done, bonds posted moderate gains for the period, continuing their positive performance of recent years.

Looking ahead, we believe conditions point to a modest economic recovery and potentially solid stock market performance, in line with long-term, historical returns. However, as always, there are both positive and negative factors to consider.

On the plus side, the Federal Reserve's monetary policy is accommodating, the Bush Administration and its allies in Congress are aggressively promoting new tax cuts, home refinancings have put fresh money in consumers' pockets and corporate earnings in the first calendar quarter of 2003 exceeded expectations.

On the negative side, the weakness in the U.S. dollar is troubling (though a softer dollar helps exports), manufacturing capacity utilization rates are low and unemployment continues to rise.

Taking into account these many factors, we are overweight equities in our typical asset-allocation model and we are positioning our equity funds with greater exposure to more economically sensitive stocks; as an example, we are emphasizing more industrial and technology companies.

With our bond funds, we are emphasizing spread product, or securities with higher yields that offer a premium over Treasury securities, along with lower-than-benchmark duration (interest-rate sensitivity); Treasury yields are at 45-year lows, with the anticipated path of least resistance being upward from here. Looking at individual sectors, we believe corporate bonds probably offer the best relative value in the taxable market.

As we noted in our last report to you, the BB&T Funds marked their 10th anniversary at the beginning of our reporting period. Throughout the last decade, we have devoted ourselves, and committed substantial resources, to providing our shareholders with a broad selection of diversified investment opportunities. As a reflection of this commitment, in February we introduced two tax-free funds--the BB&T Kentucky Intermediate Tax-Free Fund and the BB&T Maryland Intermediate Tax-Free Fund--and on May 19 opened the BB&T Small Company Value Fund, thus broadening the diversification opportunities available to you.

We continue to encourage you to contact us if you have any questions about your accounts or the BB&T Funds in general. Please feel free to speak with your BB&T investment counselor, or call us at 1-800-453-7348.

Sincerely,

/s/ Walter B. Grimm


Walter B. Grimm
President
BB&T Funds

/s/ Keith F. Karlawish

Keith F. Karlawish
President and Chief Investment Officer
BB&T Asset Management, Inc.

   This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. The BB&T Funds are distributed by BISYS Fund Services L.P. The BB&T Funds are NOT FDIC INSURED and are not deposits or obligations or, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. Investment products involve investment risk, including the possible loss of principal.

  BB&T BALANCED FUND


PORTFOLIO MANAGERS
                                         [GRAPHIC]
David R. Ellis
Paige Henderson, CFA                             PORTFOLIO MANAGERS' PERSPECTIVE

The BB&T Balanced Fund is managed by     "The Fund's name sums up our investment
David Ellis; Paige Henderson, CFA; and,       philosophy: to provide competitive
prior to April 24, 2003 Christopher G.          returns, above-average yield and
Gunster, CFA. Kevin McNair, CFA has       relatively low volatility by balancing
replaced Mr. Gunster as co-manager on                                        our
an interim basis. Mr. Ellis graduated              assets between the equity and
from the University of North               fixed-income asset classes. We take a
Carolina-Chapel Hill, where he received                                  blended
a B.S. in Business, and has been             approach to security selection. Our
managing investors' money since 1982.     stock portfolio is comprised mostly of
Ms. Henderson graduated from the              high-quality, large-capitalization
University of North Carolina-Chapel              companies that, in our opinion,
Hill, where she received a B.S.B.A. in                                 represent
Business Administration and an M.B.A.,   substantial absolute or relative value,
and has 12 years of investment             fueled by solid growth prospects. Our
experience. Mr. McNair received a B.A.    bond holdings also emphasize value and
in Economics from the University of         relative stability and serve to both
North Carolina-Chapel Hill and a                  generate income and smooth out
Masters of Economics from North                        short-term fluctuations."
Carolina State University, and has been
managing investors' money since 1994.
The managers are supported by the BB&T
Balanced Portfolio Management Team,
which includes Keith F. Karlawish, CFA;
Richard B. Jones, CFA; James L. Luke,
CFA; and Robert F. Millikan, CFA. The
team brings to the Fund more than a
century of combined investment
management experience, along with a
broad range of specialized skills
encompassing value stocks, growth
stocks and fixed-income securities.

================================================================================

Throughout a volatile period, our diversification was a positive factor

Despite a great deal of volatility, the last six months represented a reasonably good period for stocks, especially compared to the market's performance in recent years. Bonds also turned in a positive performance, though they lagged stocks somewhat.

Throughout the period, stocks and bonds moved in almost opposite directions; when one asset class zigged, the other zagged. This negative correlation is a bit unusual; historically, stocks and bonds have tended to be more positively correlated in terms of their price movements.

It should be apparent that one of the advantages of owning shares in a diversified portfolio such as ours--which holds significant positions in both stocks and bonds--is that an investor's dollars are not tied exclusively to the performance of just one asset class. Our shareholders participate in the returns of both the stock market and the bond market.

Clearly, the impending war with Iraq was responsible for a reduction in economic activity. With the war ending, we would hope to see good economic news building on the home front.

As of March 31, 2003, approximately 67.5% of the portfolio's holdings were invested in stocks, 25.3% in fixed-income holdings, and 2.8% in cash and cash equivalents. The Fund's top five equity holdings were Merck & Company, Inc. (1.68% of the Fund's net assets), Johnson & Johnson (1.48%), General Electric Co. (1.42%), Bank of America Corp. (1.41%), and Microsoft Corp. (1.40%)./1/

The Fund's fixed-income holdings were invested in U.S. Treasury, government agency, mortgage-backed and corporate securities. The effective duration of the fixed-income portfolio was approximately 3.9; the average credit quality of the securities in the portfolio was Aaa (as rated by Moody's)./1/

Stocks could possibly offer more growth potential+

It would be imprudent to suggest that an impending economic recovery would move straight up, however, we do feel that major indicators are pointing toward a moderate rebound--short-term volatility notwithstanding. Consequently, we have positioned the equity portion of our portfolio mostly in high-quality companies.

With the greater part of our assets invested in stocks, we clearly are biased toward the potential growth of equities in the intermediate- to long-term. While stocks are not cheap, bonds appear to be more expensive on a relative basis, and we believe that stocks hold more promise going forward.

            AVERAGE ANNUAL TOTAL RETURNS              AS OF 3/31/03

                                 INCEPTION   1       5      SINCE
            CLASS                  DATE     YEAR    YEAR  INCEPTION
            -------------------- --------- ------- ------ ---------
            A Shares*             7/1/93   -20.34% -4.21%   4.16%
            B Shares**            1/1/962  -19.47% -3.96%   4.18%
            C Shares***           2/1/013  -16.13% -3.38%   4.62%
            Institutional Shares  7/1/93   -15.33% -2.84%   5.03%

*  Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) of
   5.00%.
***Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

   +Stocks offer no guarantees and could possibly lose your initial investment. 1The composition of the Fund's holdings is subject to change.
   2Class B Shares were not in existence prior to January 1, 1996. Performance for periods prior to that date is based on Class A Share performance and has been adjusted for the maximum applicable Class B Shares CDSC, but does not reflect Class B Share 12b-1 fees, which, if reflected, performance would be lower than that shown.
   3Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to that date is based on Class A Share performance and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect Class C Share 12b-1 fees.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T LARGE COMPANY VALUE FUND

PORTFOLIO MANAGER
                                          [GRAPHIC]
Richard B. Jones, CFA
                                                  PORTFOLIO MANAGERS' PERSPECTIVE
The BB&T Large Company Value Fund is           "We use a simple, but disciplined,
managed by Richard B. Jones, CFA,                     process that relies on both
Director of Value Equity Portfolio                               quantitative and
Management for BB&T Asset Management,           qualitative techniques. We screen
Inc. A graduate of Miami (Ohio)           roughly 2,000 large, financially strong
University, where he earned a B.S. in     companies to find about 100 top-quality
Business, Mr. Jones also earned an       names that meet our value criteria; from
M.B.A. from the Ohio State University,        this list, we normally own about 70
and has been managing investors' money     stocks, each of which plays a distinct
since 1984. He is supported by the BB&T                                      role
Value Equity Portfolio Management Team,     in enabling us to build a diversified
which includes David Ellis, Buel S.        portfolio. We are long-term investors,
Sears, CFA; John T. Kvantas, CFA; Eric         approaching each purchase with the
Farls, CFA and Robert Carroll. The team        intent to own it for three to five
brings to the Fund more than eight                                      years, if
decades of combined investment            all goes well. Consequently, the Fund's
management experience, along with a           turnover rate is low, 10-30%, which
broad range of equity management skills.        makes the Fund very efficient for
                                                               taxable accounts."



================================================================================

Performance was compromised by much uncertainty

The period marked a time of great volatility and uncertainty, in the geopolitical arena, the U.S. economy at large and the financial markets. The Fund did well overall for the period producing a 2.07% total return (Class A Shares at NAV), however, it lagged its benchmark, the S&P 500 Index which produced a 5.02% return.+

This relative underperformance was due to several factors. First, value stocks in general lagged growth stocks. Second, when the market did rally in the last calendar quarter of 2002, the stocks that did best were mostly low-quality names that we did not own.

Throughout the period, we kept a close watch on the economy, which showed indications of both a mild recovery and continued struggle. Consumers, who had been supporting the economy for yeas, still spent money, however, less aggressively.

Uncertainty about the impending war in Iraq, which actually commenced less than two weeks before the end of our period, weighed heavily on both consumers and business executives; the latter group was reluctant to spend any more money than necessary.

Currently, we are overweighted in health care and industrial stocks, which are marked by the characteristics we like to see in the stocks we own: strong free-cash flow, high-quality managements, steady dividend payouts, and decent long-term industry trends. Some of our significant health care holdings include Merck & Company, Inc. (2.21% of the Fund's net assets), Bristol-Myers Squibb Co. (0.98%), Schering-Plough Corp. (0.89%), Johnson and Johnson (0.90%) and Abbott Laboratories (1.25%). In the industrial sector, we favor Pitney Bowes, Inc. (2.24%) and Emerson Electric Co. (2.38%)./1/

As of March 31, 2003, the top five equity holdings in the Fund were Conocophillips (2.72% of the Fund's net assets), Kimberly-Clark Corp. (2.54%), Emerson Electric Co. (2.38%), Pitney Bowes, Inc. (2.24%) and BellSouth Corp. (2.21%)./1/

Long-term prospects appear promising

We do not pretend to know how stocks will do in the short term; however, our long-term outlook is positive. Despite some uncertainty, the war in Iraq is winding down, the economy is still growing, corporate earnings are rising, interest rates and inflation remain low, and many stock valuations look reasonable. Together, these factors lead us to believe that the stock market is resting on a decent foundation for growth over the next three to five years, which is our normal investment horizon.

              AVERAGE ANNUAL TOTAL RETURNS           AS OF 3/31/03

                                   INCEPTION   1       5      10
              CLASS                  DATE     YEAR    YEAR   YEAR
              -------------------- --------- ------- ------  -----
              A Shares*             10/9/92  -30.59% -5.17%  6.56%
              B Shares**             1/1/962 -29.90% -4.93%  6.60%
              C Shares***            2/1/013 -26.98% -4.37%  7.01%
              Institutional Shares  10/9/92  -26.24% -3.82%  7.45%

* Reflects 5.75% maximum sales charge.
**Reflects the applicable maximum contingent deferred sales charge (CDSC) of
  5.00%.
***Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

 /1/The composition of the Fund's holdings is subject to change.
 /2/Class B Shares were not in existence prior to January 1, 1996. Performance calculated for periods prior to that date is based on Class A Share performance and has been adjusted for the maximum applicable Class B Shares CDSC, but does not reflect Class B Share 12b-1 fees, which, if reflected, performance would be lower than that shown.
 /3/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect Class C Shares 12b-1 fees, which, if reflected, performance would be lower than that shown .
   +For the six-month period ended March 31, 2003 the total return for Class A
    Shares with the maximum sales load of 5.75% was -3.78%. The S&P 500 Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. The Index does not reflect the fees or expenses associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T LARGE COMPANY GROWTH FUND

PORTFOLIO MANAGER
                                                   [GRAPHIC]
James L. Luke, CFA
                                      PORTFOLIO MANAGERS' PERSPECTIVE
The BB&T Large Company Growth Fund   "We use quantitative screening to
is managed by James L. Luke, CFA,    target the most attractive stocks
Director of Growth Equity                                among large,
Portfolio Management for BB&T          established growth companies in
Asset Management, Inc. Mr. Luke           the market's fastest-growing
graduated from Valdosta State                           sectors. Our
University with a B.S. in Business           multifactor scoring model
Administration-Finance and has             evaluates and ranks several
been managing investors' money               thousand companies with
since 1969. Mr. Luke is supported       market capitalizations greater
by the BB&T Growth Equity              than $5 billion. We then take a
Portfolio Management Team, which                      closer look at
includes David P. Nolan, Charles     the companies in the top third of
Ryan, Cary Nordan, CFA, Deniz        our rankings, clarifying data and
Solakoglu and Brandon Carl. The                           identifying
team brings to the Fund more than         how a particular stock could
seven decades of combined                 enhance our portfolio, which
investment management experience,                        normally is
along with a broad range of         comprised of 65-75 issues. All the
growth-stock investing skills.            while, we are careful not to
                                                         overpay for
                                    any particular stock. The price we
                                      are willing to pay for growth is
                                                            based on
                                           our evaluation of whether a
                                      stock's growth potential will be
                                                          delivered."


--------------------------------------------------------------------------------
-------------------------------

We were compromised by a rally in low-quality stocks

The period was marked, not surprisingly, by sharp volatility, with the market declining to low levels in early October. From that point, stocks staged a very strong, counter-trend rally, which continued into November. This rally was led by low-priced stocks of companies with generally low-quality fundamentals.

In that environment, our Fund lagged its benchmark. We are driven by a disciplined quality bias, and we don't buy the types of stocks that led the autumn rally. Our relative underperformance during that relatively short period of time led to tepid performance for the full six months.

Another hurdle was the period leading up to the war with Iraq, which produced an atmosphere of uncertainty among investors. In addition, the rapid increase in oil prices created another weakening influence on consumers. The U.S. economy slowed in the first calendar quarter of 2003; in fact, we've lowered our estimates of gross domestic product growth for the first two quarters of this year. We've also seen earnings expectations decreased. This creates a tough climate for the stock market, where investors attach significance to positive or negative trends.

As of March 31, 2003, the top five equity holdings in the Fund were General Electric Co. (3.03% of the Fund's net assets), Microsoft Corp. (3.00%), Johnson & Johnson (2.78%), Lowe's Companies, Inc. (2.29%) and Wyeth (2.21%)./1/

An economic recovery should help growth stocks

Looking forward, we're taking a mostly optimistic view. We believe that over the next few months, the geopolitical situation will get better, rather than worse. We anticipate that energy prices will stabilize, somewhere below $30 a barrel; cheaper oil will certainly help a stalled economy. We also believe that consumer confidence is at a low point and should rebound as the economy stops deteriorating and begins to improve. The bottom line is, we expect the first half of 2003 to be very challenging from an economic growth perspective, but we anticipate some better trends coming into play in the latter six months of the year.

As trends improve and some uncertainty is removed, investors will begin to look further out. Under that scenario, we would expect the type of companies we favor--those with strong balance sheets, strong market positions and a good degree of earnings predictability--to do well.

AVERAGE ANNUAL TOTAL RETURNS                                         AS OF 3/31/03

                                              INCEPTION     1       5      SINCE
CLASS                                           DATE       YEAR    YEAR  INCEPTION
--------------------------------------------  ---------   ------- ------ ---------
A Shares*                                      10/3/97    -29.63% -6.67%  -4.87%
B Shares**                                     10/3/97    -28.92% -6.42%  -4.66%
C Shares***                                     2/1/01/2/ -25.84% -6.23%  -4.49%
Institutional Shares                           10/3/97    -25.22% -5.36%  -3.61%

*  Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) of
   5.00%.
***Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   1The composition of the Fund's holdings is subject to change.
   2Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class B Share performance, and has been adjusted for the maximum CDSC applicable to Class C Shares.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T MID CAP VALUE FUND

 PORTFOLIO MANAGER
                                                            [GRAPHIC]
 Buel S. Sears, CFA

 The BB&T Mid Cap Value Fund is      PORTFOLIO MANAGERS' PERSPECTIVE
 managed by Buel S. Sears, CFA, who  "We seek to provide our has been managing investors' money  shareholders with three important since 1982. Mr. Sears is supported  investment benefits:
 by the BB&T Value Equity Portfolio  current income, long-term growth
 Management Team, which includes     of capital and a commitment to
 Richard B. Jones, CFA, David        controlling
 Ellis, John T. Kvantas, CFA, Eric   volatility. We diversify among
 Farls, CFA and Robert Carroll. The  economic sectors, industries and
 team brings to the Fund more than   individual
 eight decades of combined           companies, with no more than 5% of
 investment management experience,   the portfolio invested in any
 along with a broad range of equity  single
 management skills.                  security. We take a hard look at
                                     how companies in different
                                     industries can
                                     have similar risk profiles and we
                                     build our portfolio with an
                                     awareness of
                                     these correlations. We also
                                     provide value to our shareholders
                                     by stressing low
                                     turnover, which can both reduce
                                     costs and improve tax efficiency."


================================================================================


The Fund held steady in the face of sharp volatility

In terms of large-scale factors that influenced the stock market's performance, and the Fund's, the last six months could be broken up into two periods: the last calendar quarter of 2002 and the first calendar quarter of 2003.

The first period saw the overall market post a solid gain, resulting from what we would characterize as a "speculative rebound" from the very weak levels of prior months. While the Fund participated in this advance, we did not participate fully, for the simple reason that the stocks of financially weak companies that, in our opinion, had questionable prospects for future stability and growth fueled the recoil. These stocks did not pass our stringent quality standards due to little or no reported earnings, excessive debt, and/or negative cash flows, and were not in our portfolio.

The second period was negative for the market, as investors were alarmed by the prospect of a war with Iraq and the uncertainty caused by some disquieting economic data. During these three months, the Fund held up well, not losing as much ground as the market in general.

Throughout the six-month period, we saw a general progression of earnings, as companies recovered from the severe slowdown that followed the events of September 11, 2001. Another positive factor was that interest rates, already low by historical standards, continued to fall, making money "cheaper" for both consumers and businesses.

During the period, our best-performing stocks were related to health care, technology, home mortgages, restaurants and energy. As of March 31, 2003, the top five holdings in the Fund were Jefferson Pilot Corp. (2.78% of Fund's net assets), Mylan Labs, Inc. (2.38%), Compass Bancshares, Inc. (2.34%), Kerr McGee Corp. (2.17%), and AdvancePCS (2.12%)./1/

We are poised for an economic recovery

As we look back at the past six months, we think it has been productive in two ways. First, we have been able to eliminate some stocks that we believe are not well positioned for future growth. Second, we have been able to add some companies who appear to offer the best return opportunities. In short, we have sold weaker names on strength and bought stronger names on temporary weakness.

Going forward, we believe the Fund is positioned to take advantage of a rebound in business activity we feel may take place during the second half of 2003. As the war shifts from an invasion to more of a rebuilding enterprise, energy prices should pull back, and along with a potential stimulus package from Congress, the economy should pick up. In particular, mid-sized companies, such as the ones we buy, have the potential to do well in this environment.

          AVERAGE ANNUAL TOTAL RETURNS                   AS OF 3/31/03

                                 INCEPTION      1       5      SINCE
          CLASS                    DATE        YEAR    YEAR  INCEPTION
          -------------------- ---------      ------- ------ ---------
          A Shares*              8/1/96/2/    -26.54% -0.26%   5.83%
          B Shares**            7/25/01/2/    -25.71%  0.48%   6.54%
          C Shares***           7/25/01/2, 3/ -22.65%  0.61%   6.52%
          Institutional Shares   8/1/96/2/    -21.87%  1.19%   7.03%

* Reflects 5.75% maximum sales charge.
**Reflects the applicable maximum contingent deferred sales charge (CDSC) of
  5.00%.
***Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

   1The composition of the Fund's holdings is subject to change.
   2Performance shown for Class A and Institutional Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on July 23, 2001. The performance shown reflects reinvestment of all dividend and capital gains distributions. Class B Shares were not in existence prior to July 25, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum applicable Class B Shares CDSC, but does not reflect Class B Share 12b-1 fees, which, if reflected performance would be lower than that shown.
   3Class C Shares were not in existence before July 25, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect Class C Share 12b-1 fees, which, if reflected performance would be lower than that shown.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T MID CAP GROWTH FUND

PORTFOLIO MANAGER
                                         [GRAPHIC]
David P. Nolan
                                             PORTFOLIO MANAGERS' PERSPECTIVE
The BB&T Mid Cap Growth Fund is managed  "We believe that companies situated in
by David P. Nolan. A graduate of Wake    the mid-capitalization sector--which we
Forest University, where he received a     define as between $2-10 billion in
B.S. in Business, Mr. Nolan managed         market cap--can achieve the most
common and collective trust funds from                  striking
1985 to 1993 and has managed the Mid      growth rates in their respective life
Cap Growth Fund since its inception in    cycles. This is the 'sweet spot' for
1993. He is supported by the BB&T                         many
Growth Equity Portfolio Management         companies, which have survived the
Team, which includes James L. Luke,      challenges of their early years and are
CFA, Charles Ryan, Cary Nordan, CFA,                       now
Deniz Solakoglu and Brandon Carl. The        reaching the point where their
team brings to the Fund more than seven  businesses are expanding rapidly. They
decades of combined investment                          also can
management experience, along with a        have an edge over larger companies,
broad range of growth-stock investing     whose businesses have matured and who
skills.                                  struggle to maintain doubledigit growth
                                         rates. For these reasons, well-managed
                                           mid-cap companies offer outstanding
                                            investment opportunities for our
                                                     shareholders."


================================================================================


Buffeted by volatility and the market's thirst for low-quality stocks

The last six months have been challenging for the mid-cap growth sector in general, and especially for the Fund. However, beginning in mid-October, just after the start of the period, we saw a sharp rally in what we considered to be low-quality stocks--shares of companies with poor earnings, high debt loads and negative news reports.

Most of the high-quality names we owned, which had been successful for some time, began to nosedive. Even though these companies had no fundamental problems, we believe investors subscribed to the impression that it was time to sell stocks that had been doing well, and buy low-priced stocks with questionable fundamentals. Consequently, the Fund lost ground during fourth calendar quarter of 2002.

Starting in January, the Fund recovered some ground, however, then fell prey to extreme volatility in our sector, during which time many of the attractive stocks we bought quickly turned downward.

Nonetheless, a number of our holdings performed well during the period--including such health-care companies as Teva Pharmaceutical Industries Ltd. (1.77% of the Fund's net assets), Gilead Sciences, Inc. (2.61%), Forest Laboratories, Inc. (1.12%), and Varian Medical Systems, Inc. (2.17%). Nextel Communications, Inc. (1.09%), the wireless carrier, and Apollo Group, Inc. (1.67%), also performed strongly./1/

As of March 31, 2003, the top five equity holdings in the Fund were Gilead Sciences, Inc. (2.61% of the Fund's net assets), Varian Medical Systems, Inc. (2.17%), Jacobs Engineering Group, Inc. (2.10%), The Bear Stearns Companies, Inc. (2.00%), and Harman International Industries, Inc. (1.85%)./1/

A rising stock market down the road

Once the war becomes a secondary consideration among investors, we believe the market should begin to work its way toward a price recovery. Although the economy is sluggish right now, with war concerns weighing it down, we do not anticipate a "double-dip" recession. We still believe that while the next few months may be challenging, as confidence is restored among investors, mid-cap growth stocks, and the Fund, may share in any market recovery.

          AVERAGE ANNUAL TOTAL RETURNS                  AS OF 3/31/03

                                 INCEPTION     1       5      SINCE
          CLASS                    DATE       YEAR    YEAR  INCEPTION
          -------------        ---------     ------- ------ ---------
          A Shares*            12/30/93/2/   -28.82% -5.13%   5.32%
          B Shares**            7/25/01/2/   -28.09% -4.36%   5.85%
          C Shares***           7/25/01/2,3/ -25.10% -4.25%   5.85%
          Institutional Shares  12/1/93/2/   -24.26% -3.75%   6.58%

*  Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) of
   5.00%.
***Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

 /1/The composition of the Fund's holdings is subject to change.
 /2/Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund on July 23, 2001. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B Shares were not in existence prior to July 25, 2001. Performance for periods prior to that date is based on Class A Share performance and has been adjusted for the maximum applicable Class B Share CDSC, but does not reflect Class B Share 12b-1 fees, which, if reflected, performance would be lower than that shown.
 /3/Class C Shares were not in existence prior to July 25, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for maximum CDSC applicable to Class C Shares, but does not reflect Class C Share 12b-1 fees, which, if reflected, performance would be lower than that shown.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T SMALL COMPANY GROWTH FUND+

     PORTFOLIO MANAGER
                                                 [GRAPHIC]
     James L. Luke, CFA
                                    PORTFOLIO MANAGERS' PERSPECTIVE
     The BB&T Small Company Growth  "Small companies are vastly
     Fund is managed by James L.    different, in many ways, from
     Luke, CFA, Director of Growth  larger corporations,
     Equity Portfolio Management    and successfully investing in the
     for BB&T Asset Management,     small-cap sector--which we define
     Inc. Mr. Luke graduated from   as companies
     Valdosta State University      having market capitalizations
     with a B.S. in Business        under $3 billion--requires special
     Administration-Finance and     care and
     has been managing investors'   discipline. With small-cap stocks,
     money since 1969. Mr. Luke is  for example, the risk we confront
     supported by the BB&T Growth   is more
     Equity Portfolio Management    company-specific than
     Team, which includes David P.  market-related; these stocks tend
     Nolan, Charles Ryan, Cary      to move more on news
     Nordan, CFA, Deniz Solakoglu   about their individual company or
     and Brandon Carl. The team     on industry dynamics than do
     brings to the Fund more than   larger stocks.
     seven decades of combined      There also is less efficiency in
     investment management          the pricing of small-company
     experience, along with a       stocks. All these
     broad range of growth-stock    factors make small-company stocks
     investing skills.              more risky, yet they are laden
                                    with enormous
                                    opportunities for long-term growth
                                    and stock-price appreciation.
                                    Investors
                                    should never forget that from
                                    small companies with promising
                                    ideas, come large
                                    companies with dominant market
                                    positions."


================================================================================

We were compromised by a rally in low-quality stocks

The period was marked, not surprisingly, by sharp volatility, with the market declining to low levels in early October. From that point, stocks staged a very strong, counter-trend rally, which continued into November. This rally was led by low-priced stocks of companies with generally low-quality fundamentals.

In that environment, our Fund lagged its benchmark. We are driven by a disciplined quality bias, and we don't buy the types of stocks that led the autumn rally. Our relative underperformance during that relatively short period of time led to a slight loss for the full six months.

Another hurdle was the period leading up to the war with Iraq, which produced an atmosphere of uncertainty among investors. In addition, the rapid increase in oil prices created another weakening influence on consumers. The U.S. economy slowed in the first calendar quarter of 2003; in fact, we've lowered our estimates of gross domestic product growth for the first two quarters of this year. We've also seen earnings expectations decreased. This creates a tough climate for the stock market, where investors attach significance to positive or negative trends.

BB&T Asset Management, Inc., assumed complete management of the Fund on April 1, 2002. During the last year, we've made a number of significant changes to the portfolio. First, we reduced the number of holdings we own. Second, we took more of a fundamental approach to selecting stocks than was practiced by the former sub-adviser. Third, we moved the portfolio to be more closely aligned with its benchmark index's sector weightings.

As of March 31, 2003, the top five equity holdings in the Fund were Fair Isaac & Company, (2.63% of the Fund's net assets), NetFlix, Inc. (2.10%), Pharmaceutical Resources (1.99%), Priority Healthcare Corp. (1.76%) and Flir Systems, Inc. (1.69%)./1/

An economic recovery should help growth stocks

Looking forward, we're taking a mostly optimistic view. We believe that over the next few months, the geopolitical situation will get better, rather than worse. We anticipate that energy prices will stabilize, somewhere below $30 a barrel; cheaper oil will certainly help a stalled economy. We also believe that consumer confidence is at a low point and should rebound as the economy stops deteriorating and begins to improve. We expect the first half of 2003 to be very challenging from an economic growth perspective, but we anticipate some better trends coming into play in the latter six months of the year.

           AVERAGE ANNUAL TOTAL RETURNS                 AS OF 3/31/03

                                INCEPTION     1       5       SINCE
           CLASS                  DATE       YEAR    YEAR   INCEPTION
           -------------------- ---------   ------- ------- ---------
           A Shares*             12/7/94    -34.33% -11.69%   2.58%
           B Shares**             1/1/96/2/ -33.64% -11.43%   2.64%
           C Shares***            2/1/01/3/ -30.84% -10.91%   3.12%
           Institutional Shares  12/7/94    -30.13% -10.41%   3.59%

*   Reflects5.75% maximum sales charge.
**  Reflectsthe applicable maximum contingent deferred sales charge (CDSC) of
            5.00%.
*** Reflectsthe maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

   +Small-capitalization funds typically carry additional risk, since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
 /1/The composition of the Fund's holdings is subject to change.
 /2/Class B shares were not in existence before January 1, 1996. Performance for periods prior to that date is based on Class A Share performance and has been adjusted for the maximum applicable Class B Shares CDSC, but does not reflect Class B Share 12b-1 fees, which, if reflected, performance would be lower than that shown.
 /3/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect Class C Share 12b-1 fees, which, if reflected, performance would be lower than that shown.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T INTERNATIONAL EQUITY FUND+

  PORTFOLIO MANAGERS

  Kenneth Anderson and Will Low
  Blackrock International, Ltd.

  For the period, the BB&T
  International Equity Fund was
  co-managed by Kenneth Anderson and
  Will Low, each a director and
  international equity portfolio
  manager for BlackRock
  International, Ltd., the former
  subadvisor to the Fund. Since
  April 28, 2003, the Fund has been
  subadvised by UBS Global Asset
  Management (Americas) Inc.

================================================================================

Foreign markets were hamstrung by slow economic activity

As with the U.S. stock market, foreign exchanges experienced frequent bouts of volatility throughout the last six months, although the MSCI EAFE Index/3/ declined during the period, while many U.S. equity indices rose modestly.

Following months of very weak performance, international markets rose sharply in October and November. Ultimately, however, underlying realities regarding structural issues in the global economy weighed heavily on investors, who resumed their selling.

What were these concerns? For one thing, the world's economies continued to rely heavily on consumer spending, while it became increasingly evident that consumer credit was reaching very high levels. With a slowdown in credit extension and a near-saturation of consumer demands in many areas, this support from consumers diminished.

At the same time, other engines of economic growth were somewhat lacking. Capital investment has been running at very low levels. Excess capacity in many industries has dampened capital spending since the late 1990s.

With low expectations for an economic upturn, the equity markets found it difficult to mount a sustained rally.

In recent months, in response to these conditions, we have lowered the portfolio's risk profile and reduced its exposure to companies influenced by weakness in the U.S. dollar.

As of March 31, 2003, approximately 45.1% of the Fund's holdings were invested in Continental Europe, 21.5% in the United Kingdom, 17.6% in Japan, 5.9% in the world's emerging markets, 4.7% in other Pacific Basin countries and 5.2% in cash and cash equivalents./1/

The Fund's top five equity holdings were BP PLC (4.04% of the Fund's net assets), Roche Holding AG (3.19%), GlaxoSmithKline PLC (3.01%), Takeda Chemical Industries, Ltd. (2.92%), and Unilever PLC (2.74%)./1/

            AVERAGE ANNUAL TOTAL RETURNS               AS OF 3/31/03

                                 INCEPTION   1       5       SINCE
            CLASS                  DATE     YEAR    YEAR   INCEPTION
            -------------------- --------- ------- ------- ---------
            A Shares*             1/2/97   -31.59% -10.18%  -5.26%
            B Shares**            1/2/97   -30.67%  -9.88%  -5.00%
            C Shares***           2/1/012  -27.79%  -9.74%  -5.00%
            Institutional Shares  1/2/97   -27.25%  -8.91%  -4.10%

* Reflects 5.75% maximum sales charge.
**Reflects the applicable maximum contingent deferred sales charge (CDSC) of
  5.00%.
***Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

   +International investing involves increased risk and volatility.
   1The composition of the Fund's holdings is subject to change.
   2Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to that date is based on Class B Share performance, and has been adjusted for the maximum CDSC applicable to Class C Shares.
   3The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far
    East (EAFE) Index is an unmanaged index which tracks the performance of the stock markets in the indicated regions. Investors cannot invest direct in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T SHORT U.S. GOVERNMENT INCOME FUND

   PORTFOLIO MANAGER
                                                  [GRAPHIC]
   Kevin E. McNair, CFA                   PORTFOLIO MANAGERS' PERSPECTIVE
                                          "This high-quality bond fund is
   The BB&T Short U.S. Government         geared toward investors looking
   Income Fund is managed by Kevin E.                         for current
   McNair, CFA. Mr. McNair received a     income to meet their short-term
   B.A. in Economics from the            needs, with limited fluctuations
   University of North                                      in principal.
   Carolina-Chapel Hill and a Masters         We seek to provide value by
   of Economics from North Carolina      rotating among different sectors
   State University, and has been                         of the taxable,
   managing investors' money since       fixed-income market--Treasuries,
   1994. Mr. McNair is supported by    mortgage-backed securities, agency
   the BB&T Fixed Income Portfolio                              paper and
   Management Team, which includes              corporate debt-purchasing
   Robert F. Millikan, CFA; Joseph D.      securities that offer the most
   Jackson, CFA; W. Bishop Jordan,                 potential for relative
   CFA; Dickinson B. Phillips,               outperformance, and limiting
   CFP(TM); and Jennifer Skinner. The        movements in the portfolio's
   team brings to the Fund more than                    duration within a
   seven decades of combined                     relatively tight range."
   investment management experience,
   along with a broad range of
   specialized skills encompassing a
   cross-section of fixed-income
   sectors.

================================================================================

Volatility was constrained by our short duration structure

We saw an unusual degree of volatility from bonds throughout the period, as geopolitical and economic uncertainties drove investors to rotate between stocks and bonds frequently and abruptly. With the Fund primarily invested in highly rated Government securities, with short-term maturities, we benefited somewhat from periodic flights-to-quality. A short average maturity and duration also enabled the Fund to avoid some of the wide fluctuations that longer-term funds endured.

In addition, as with other fixed-income instruments, the 12 interest rate cuts made by the Federal Reserve helped to enhance the Fund's performance.

Early in the period, as mortgage rates continued to fall and pre-payment risk rose, we reduced the portfolio's exposure to mortgage-backed securities. Later in the period, we determined that the mortgage-backed market was improving, and we increased our allocation to mortgages. We also added to our positions in the corporate market. These moves were made in anticipation of interest rates rising, after the war in Iraq is fully settled or economic news becomes brighter.

As of March 31, 2003, the effective duration of the Fund was 1.48. Approximately 39.0% of the portfolio was invested in U.S. government agency securities, 34.4% in mortgage-backed securities, 15.3% in corporate debt and asset-backed securities, 7.8% in securities issued by the U.S. Treasury, and 3.5% in cash and cash equivalents. The average credit quality of the securities found in the portfolio was Aaa (as rated by Moody's)./1/

We are seeking incremental income

With an eye toward the next six- to 12- months, we are focusing on spread product, securities in the mortgage and corporate markets that offer yield premiums over Treasuries. We are also keeping our durations relatively short, so the Fund is not overly susceptible to rising interest rates.


                AVERAGE ANNUAL TOTAL RETURN          AS OF 3/31/03

                                     INCEPTION  1     5      10
                CLASS                  DATE    YEAR  YEAR   YEAR
                -------------------- --------- ----- -----  -----
                A Shares*            11/30/92  2.79% 4.84%  4.76%
                Institutional Shares 11/30/92  6.13% 5.72%  5.34%

* Reflects 3.00% maximum sales charge.

 /1/The composition of the Fund's holdings is subject to change.
   A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Funds' total returns for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND

PORTFOLIO MANAGER
                                         [GRAPHIC]
Kevin E. McNair, CFA                             PORTFOLIO MANAGERS' PERSPECTIVE
                                          "This high-quality bond fund should be
For the period and prior to April 24,         attractive to investors seeking to
2003 the BB&T Intermediate U.S.          capture the total return available from
Government Bond Fund was managed by           intermediate-term, U.S. Government
Christopher G. Gunster, CFA. Kevin       bonds. Our process attempts to identify
McNair, CFA, has replaced Mr. Gunster      those securities and sectors that are
as manager for the interim basis. Mr.     most attractively priced and offer the
McNair is supported by the BB&T Fixed                best potential for relative
Income Portfolio Management Team, which       outperformance. We seek to provide
includes Robert F. Millikan, CFA;         value by strategically investing along
Joseph D. Jackson, CFA; W. Bishop                                            the
Jordan, CFA; Dickinson B. Phillips,               yield curve and rotating among
CFP(TM); and Jennifer Skinner. The team     sectors--Treasuries, mortgage-backed
brings to the Fund more than seven                                   securities,
decades of combined investment            agency paper and corporate debt--while
management experience, along with a         keeping movements in the portfolio's
broad range of specialized skills             duration within a relatively tight
encompassing a cross-section of                                          range."
fixed-income sectors.

================================================================================

Volatility was constrained by our short duration structure

We saw an unusual degree of volatility from bonds throughout the period, as geopolitical and economic uncertainties drove investors to rotate between stocks and bonds frequently and abruptly. With the Fund primarily invested in highly rated Government securities, with intermediate-term maturities, we benefited somewhat from periodic flights-to-quality.

In addition, as with other fixed-income instruments, the 12 interest rate cuts made by the Federal Reserve helped to enhance the Fund's performance.

Early in the period, as mortgage rates continued to fall and pre-payment risk rose, we reduced the portfolio's exposure to mortgage-backed securities. Later in the period, we determined that the mortgage-backed market was improving, and we increased our allocation to mortgages. We also added to our positions in the corporate market. These moves were made in anticipation of interest rates rising, after the war in Iraq is fully settled or economic news becomes brighter.

As of March 31, 2003, the effective duration of the Fund was 3.62. Approximately 57.6% of the portfolio was invested in mortgage-backed securities, 13.0% in U.S. government agency securities, 12.9% in securities issued by the U.S. Treasury, 10.1% in corporate debt and asset-backed securities, 5.1% in municipals, and 1.3% in cash and cash equivalents. The average credit quality of the securities found in the portfolio was Aaa (as rated by Moody's)./1/

We are seeking incremental income

With an eye toward the next six-to-12 months, we are focusing on spread product, securities in the mortgage and corporate markets that offer yield premiums over Treasuries. We are also keeping our durations relatively short, so the Fund is not overly susceptible to rising interest rates.

              AVERAGE ANNUAL TOTAL RETURNS            AS OF 3/31/03

                                   INCEPTION     1     5      10
              CLASS                  DATE       YEAR  YEAR   YEAR
              -------------------- ---------   ------ -----  -----
              A Shares*             10/9/92     5.25% 5.61%  5.64%
              B Shares**             1/1/96/2/  6.84% 5.92%  5.62%
              C Shares***            2/1/01/3/ 10.73% 6.61%  6.14%
              Institutional Shares  10/9/92    11.91% 7.13%  6.54%

*  Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) of
   5.00%.
***Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

 /1/The composition of the Fund's holdings is subject to change.
 /2/Class B shares were not in existence prior to January 1, 1996. Performance for periods prior to that date is based on Class A Share performance and has been adjusted for the maximum applicable Class B Shares CDSC, but does not reflect Class B Share 12b-1 fees, which if reflected, performance would be lower than that shown.
 /3/Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect the Class C Share 12b-1 fees, which, if reflected, performance would be lower than that shown.
   A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T INTERMEDIATE CORPORATE BOND FUND


PORTFOLIO MANAGER                         [GRAPHIC]

Joseph D. Jackson, CFA                            PORTFOLIO MANAGERS' PERSPECTIVE
                                          "The majority of the issues we hold are
The BB&T Intermediate Corporate Bond          intermediate-term, investment-grade
Fund is managed by Joseph D. Jackson,     corporate bonds. We expect this type of
CFA, who has managed the Fund since its    portfolio to generate more income than
inception. Mr. Jackson graduated from      is available from short-term corporate
Wake Forest University, where he                  securities or from intermediate
received a B.A. in History and also       U.S. Government securities. At the same
earned an M.B.A. Mr. Jackson is              time, this is not a pure income fund
supported by the BB&T Fixed Income               with minimal price fluctuations.
Portfolio Management Team, which         Because we also pursue long-term capital
includes Robert F. Millikan, CFA; W.              gains, the Fund will experience
Bishop Jordan, CFA; Kevin E. McNair,     short-term volatility from time to time.
CFA; Dickinson B. Phillips, CFP(TM);           However, with volatility comes the
and Jennifer Skinner. The team brings        opportunity to produce an attractive
to the Fund more than seven decades of             total return, in addition to a
combined investment management           relatively generous yield. Therefore, we
experience, along with a broad range of         believe the Fund can benefit both
specialized skills encompassing a           income investors and long-term growth
cross-section of fixed-income sectors.    investors seeking to balance the equity
                                                     portions of their individual
                                                                     portfolios."


================================================================================

The corporate sector was particularly strong

With investors jittery about the impending war with Iraq and economic uncertainties, bonds as a group experienced a volatile period. However, corporate bonds did very well, for a number of reasons. First, we saw massive spread tightening, that is, the yield premiums between corporate and Treasury securities narrowed, boosting the prices of underlying corporate bonds. Second, the corporate market was coming off of a period during which "corporate malfeasance" issues had compromised performance. With many of those issues resolved, corporate bonds regained their attractiveness to investors. Third, as with nearly all fixed-income securities, corporate bonds benefited from the Federal Reserve's 12 consecutive interest-rate cuts.

Because most of our portfolio was invested in high-grade corporate securities, we were able to take advantage of the strength of the corporate sector.

We were also heartened by the focus of many corporate managers on repairing their balance sheets--paying down debt, increasing their financial flexibility and improving the credit quality of their bonds. For the long run, we believe this commitment is very positive for corporate-bond investors.

As of March 31, 2003, the Fund's effective duration was 5.23. Approximately 85.4% of the portfolio was invested in corporate obligations, 2.2% in U.S. government securities, and 8.0% in cash and cash equivalents. The average quality of the securities found in the portfolio was A3 (as rated by Moody's)./1/

We are positioned defensively

We entered our new reporting period with the portfolio's average maturity and duration a bit shorter than our benchmark's. We are short in order to be defensive with regard to interest rates; we believe rates will begin to rise at some point in 2003. On the economic front, we do not think the U.S. economy will suffer from a "double-dip" recession; the economy could rebound from its current, anemic levels. In such an environment, spread product such as corporate bonds, may perform much better than Treasuries.



AVERAGE ANNUAL TOTAL RETURNS                                 AS OF 3/31/03

                                              INCEPTION     1      SINCE
CLASS                                           DATE       YEAR  INCEPTION
--------------------------------------------  ---------   ------ ---------
A Shares*                                      12/2/99     5.14%   6.03%
B Shares**                                     12/2/99     6.88%   6.42%
C Shares***                                     2/1/01/2/ 10.86%   7.22%
Institutional Shares                           12/2/99    11.97%   8.18%

*  Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) of
   5.00%.
***Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

 /1/The composition of the Fund's holdings is subject to change.
 /2/Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to that date is based on Class B Share performance, and has been adjusted for the maximum CDSC applicable to Class C Shares.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T KENTUCKY INTERMEDIATE TAX-FREE FUND+/ /


 PORTFOLIO MANAGER
                                                              [GRAPHIC]
 Robert F. Millikan, CFA
                                     PORTFOLIO MANAGERS' PERSPECTIVE
 The BB&T Kentucky Intermediate      "The goal of this Fund is to
 Tax-Free Fund is managed by Robert  maximize total return while
 F. Millikan, CFA, Director of       providing high current
 Fixed Income Management for BB&T    income that is exempt from both
 Asset Management, Inc. Mr.          federal and state income taxes
 Millikan received a B.A. in         (the latter for
 Economics from Wake Forest          Kentucky residents). We are
 University, and is both president   municipal bond value investors. We
 of the North Carolina Society of    compare the
 Financial Analysts and chairman of  historical relationships among
 the board of directors of the       sectors of the municipal
 Carolinas Municipal Advisory        market--such as general
 Council. Mr. Millikan has been      obligation bonds, revenue bonds
 managing investors' money since     and certificate of participation
 1990. He is supported by the BB&T   bonds--and
 Fixed Income Portfolio Management   allocate greater portions of our
 Team, which includes Joseph D.      assets to sectors that offer the
 Jackson, CFA; Kevin E. McNair,      best relative
 CFA; W. Bishop Jordan, CFA;         value. The Fund focuses on
 Dickinson B. Phillips, CFP(TM);     intermediate-term securities,
 and Jennifer Skinner. The team      maintaining an average
 brings to the Fund more than seven  duration between 3.5 and 8.0,
 decades of combined investment      which historically have offered
 management experience, along with   investors the
 a broad range of specialized        highest-possible yield for the
 skills encompassing a crosssection  given level of risk."
 of fixed-income sectors.

================================================================================

Certain tax proposals and declining tax revenues compromised municipal bonds

Changing a trend, municipal bonds as a group underperformed most other types of fixed-income investments during the period. During the last six months, anticipation of President Bush's planned tax changes--especially the proposal that would eliminate the double taxation of dividends, and thus reduce the relative after-tax attractiveness of municipal bond yields--set the stage for a leveling off of municipal bond prices.

In addition, many state governments are suffering financially; they are struggling to balance their budgets, while dealing with lower diminishing revenues. It does not help the municipal market when some investors become concerned that individual states' credit ratings could fall. In addition, the first calendar quarter of 2003 saw an enormous issuance of municipal debt in many states, saturating the market somewhat.

All of these events, when taken together, motivated investors to regard the municipal market with some uneasiness.

Since the Fund opened in February, we have been working hard to keep the portfolio's assets fully invested in municipal bonds. With a new fund, it can be a challenge to put fresh inflows to work immediately, but at the end of the period, the Fund was virtually fully allocated to its target securities.

As of March 31, 2003, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of Kentucky. Approximately 5.0% was invested in general obligation bonds, 90.5% in revenue bonds and 2.2% in pre-refunded, and 2.4% invested in cash and cash equivalents. The effective duration of the portfolio was 4.2 and the average credit of the securities found in the portfolio was Aa1 (as rated by Moody's)/1/.

We have adopted a defensive posture

We are still somewhat cautious and therefore positioned the Fund defensively. We believe interest rates may move higher over the next six- to 12-months, with some volatility. When people begin to look past the war in Iraq and see that the economy is starting to rebound, consumers could resume their spending, then interest rates may rise and bond prices may come under pressure. Municipal bonds do have an advantage over Treasuries, in that munis have a built-in spread advantage (yield premium), which could help municipal securities outperform Treasuries on a relative basis.

                  AVERAGE ANNUAL TOTAL RETURNS   AS OF 3/31/03

                                       INCEPTION     SINCE
                  CLASS                  DATE      INCEPTION
                  -------------------- --------- -------------
                  A Shares*             2/24/03     -0.55%
                  Institutional Shares  2/24/03      1.04%

* Reflects 3.00% maximum sales charge.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T MARYLAND INTERMEDIATE TAX-FREE FUND+/ /


PORTFOLIO MANAGER
                                          [GRAPHIC]
Robert F. Millikan, CFA
                                                  PORTFOLIO MANAGERS' PERSPECTIVE
The BB&T Maryland Intermediate Tax-Free     "The goal of this Fund is to maximize
Fund is managed by Robert F. Millikan,          total return while providing high
CFA, Director of Fixed Income                                             current
Management for BB&T Asset Management,     income that is exempt from both federal
Inc. Mr. Millikan received a B.A. in       and state income taxes (the latter for
Economics from Wake Forest University,      Maryland residents). We are municipal
and is both president of the North           bond value investors. We compare the
Carolina Society of Financial Analysts     historical relationships among sectors
and chairman of the board of directors   of the municipal market--such as general
of the Carolinas Municipal Advisory           obligation bonds, revenue bonds and
Council. Mr. Millikan has been managing   certificate of participation bonds--and
investors' money since 1990. He is        allocate greater portions of our assets
supported by the BB&T Fixed Income        to sectors that offer the best relative
Portfolio Management Team, which                       value. The Fund focuses on
includes Joseph D. Jackson, CFA; Kevin              intermediate-term securities,
E. McNair, CFA; W. Bishop Jordan, CFA;                             maintaining an
Dickinson B. Phillips, CFP(TM); and         average duration between 3.5 and 8.0,
Jennifer Skinner. The team brings to              which historically have offered
the Fund more than seven decades of                                     investors
combined investment management                 the highest-possible yield for the
experience, along with a broad range of                     given level of risk."
specialized skills encompassing a
crosssection of fixed-income sectors.


================================================================================


Certain tax proposals and declining tax revenues compromised municipal bonds

Reversing a trend, municipal bonds as a group underperformed most other types of fixed-income investments during the period. During the last six months, anticipation of President Bush's planned tax changes--especially the proposal that would eliminate the double taxation of dividends, and thus reduce the relative after-tax attractiveness of municipal bond yields--set the stage for a leveling off of municipal bond prices.

Additionally, many state governments are suffering financially; they are struggling to balance their budgets, while dealing with lower diminishing revenues. It does not help the municipal market when some investors become concerned that individual states' credit ratings may fall. As well as, the first calendar quarter of 2003 saw an enormous issuance of municipal debt in many states, saturating the market somewhat.

All of these events, when taken together, motivated investors to regard the municipal market with some uneasiness.

Since the Fund opened in February, we have been working hard to keep the portfolio's assets fully invested in municipal bonds. With a new fund, it can be a challenge to put fresh inflows to work immediately, however, at the end of the period, the Fund was virtually fully allocated to its target securities.

As of March 31, 2003, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of Maryland. Approximately 58.2% was invested in general obligation bonds, 29.6% in revenue bonds and 3.5% in pre-refunded, 3.4% in certificate of participation, with 1.7% escrowed to maturity and 3.7% invested in cash and cash equivalents. The effective duration of the portfolio was 4.4 and the average credit quality of the securities found in the portfolio was Aa1 (as rated by Moody's)./1/

We have adopted a defensive posture

We are still somewhat cautious and therefore positioned the Fund defensively. We believe interest rates may move higher over the next six- to 12 months, with some volatility. When people begin to look past the war in Iraq and see that the economy is starting to rebound, consumers could resume their spending, then interest rates may rise and bond prices may come under pressure. Municipal bonds do have an advantage over Treasuries, in that munis have a built-in spread advantage (yield premium), which could help municipal securities outperform Treasuries on a relative basis.

                AVERAGE ANNUAL TOTAL RETURNS       AS OF 3/31/03

                                             INCEPTION   SINCE
                CLASS                          DATE    INCEPTION
                ---------------------------- --------- ---------
                    A Shares*                 2/24/03   -2.16%
                    Institutional Shares      2/24/03    0.43%

* Reflects 3.00% maximum sales charge.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND+/ /


PORTFOLIO MANAGER
                                         [GRAPHIC]
Robert F. Millikan, CFA                      PORTFOLIO MANAGERS' PERSPECTIVE
                                          "The goal of this Fund is to maximize
The BB&T North Carolina Intermediate        total return while providing high
Tax-Free Fund is managed by Robert F.                    current
Millikan, CFA, Director of Fixed Income  income that is exempt from both federal
Management for BB&T Asset Management,     and state taxes (the latter for North
Inc. Mr. Millikan received a B.A. in      Carolina residents). We are municipal
Economics from Wake Forest University,    bond value investors. We compare the
and is both president of the North       historical relationships among sectors
Carolina Society of Financial Analysts   of the municipal market--such as general
and chairman of the board of directors     obligation bonds, revenue bonds and
of the Carolinas Municipal Advisory      certificate of participation bonds--and
Council. Mr. Millikan has been managing  allocate greater portions of our assets
investors' money since 1990. He is       to sectors that offer the best relative
supported by the BB&T Fixed Income             value. The Fund focuses on
Portfolio Management Team, which              intermediate-term securities,
includes Joseph D. Jackson, CFA; Kevin           maintaining an average
E. McNair, CFA; W. Bishop Jordan, CFA;       duration between 3.5-8.0, which
Dickinson B. Phillips, CFP(TM); and      historically have offered investors the
Jennifer Skinner. The team brings to      highest-possible yield for the given
the Fund more than seven decades of                  level of risk."
combined investment management
experience, along with a broad range of
specialized skills encompassing a
cross-section of fixed-income sectors.

================================================================================

Certain tax proposals and declining tax revenues compromised municipal bonds

Reversing a trend, municipal bonds as a group underperformed most other types of fixed-income investments during the period. During the last six months, anticipation of President Bush's planned tax changes--especially the proposal that would eliminate the double taxation of dividends, and thus reduce the relative after-tax attractiveness of municipal bond yields--set the stage for a leveling off of municipal bond prices.

In addition, many state governments are suffering financially; they are struggling to balance their budgets, while dealing with lower diminishing revenues. It does not help the municipal market when some investors become concerned that individual states' credit ratings could fall. In addition, the first calendar quarter of 2003 saw an enormous issuance of municipal debt in many states, saturating the market somewhat.

All of these events, when taken together, motivated investors to regard the municipal market with some uneasiness.

Although interest rates across the yield curve fell during the period, municipal bonds offered yields that were attractive on a relative basis. As of March 31, 2003, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of North Carolina. Approximately 39.9% was invested in general obligation bonds, 31.6% in revenue bonds and 7.4% in certificates of participation, 4.3% in variable rate notes, 4.1% in pre-refunded, 11.2% escrowed to maturity and 1.4% invested in cash and cash equivalents. The effective duration of the portfolio was 4.5 and the average credit quality of the securities found in the portfolio was Aa1 (as rated by Moody's)./1/

We have adopted a defensive posture

Going forward, we are still somewhat cautious and therefore positioned the Fund defensively. We believe interest rates could move higher over the next six- to 12 months, with some volatility. When people begin to look past the war in Iraq and see that the economy is starting to rebound, consumers may resume their spending, then interest rates could rise and bond prices may come under pressure. Municipal bonds do have an advantage over Treasuries, in that munis have a built-in spread advantage (yield premium), which could help municipal securities outperform Treasuries on a relative basis.

                AVERAGE ANNUAL TOTAL RETURN......... AS OF 3/31/03

                                     INCEPTION  1     5      10
                CLASS                  DATE    YEAR  YEAR   YEAR
                -------------------- --------- ----- -----  -----
                A Shares             10/16/92  5.91% 4.45%  4.40%
                Institutional Shares 10/16/92  9.38% 5.24%  4.85%

* Reflects 3.00% maximum sales charge.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGER
                                          [GRAPHIC]
Robert F. Millikan, CFA
                                                  PORTFOLIO MANAGERS' PERSPECTIVE
The BB&T South Carolina Intermediate        "The goal of this Fund is to maximize
Tax-Free Fund is managed by Robert F.           total return while providing high
Millikan, CFA, Director of Fixed Income                                   current
Management for BB&T Asset Management,     income that is exempt from both federal
Inc. Mr. Millikan received a B.A. in        and state taxes (the latter for South
Economics from Wake Forest University,      Carolina residents). We are municipal
and is both president of the North           bond value investors. We compare the
Carolina Society of Financial Analysts     historical relationships among sectors
and chairman of the board of directors   of the municipal market--such as general
of the Carolinas Municipal Advisory           obligation bonds, revenue bonds and
Council. Mr. Millikan has been managing   certificate of participation bonds--and
investors' money since 1990. He is        allocate greater portions of our assets
supported by the BB&T Fixed Income        to sectors that offer the best relative
Portfolio Management Team, which                       value. The Fund focuses on
includes Joseph D. Jackson, CFA; Kevin              intermediate-term securities,
E. McNair, CFA; W. Bishop Jordan, CFA;                     maintaining an average
Dickinson B. Phillips, CFP(TM); and               duration between 3.5-8.0, which
Jennifer Skinner. The team brings to      historically have offered investors the
the Fund more than seven decades of          highest-possible yield for the given
combined investment management                                    level of risk."
experience, along with a broad range of
specialized skills encompassing a
cross-section of fixed-income sectors.


================================================================================

Certain tax proposals and declining tax revenues compromised municipal bonds

Reversing a trend, municipal bonds as a group underperformed most other types of fixed-income investments during the period. During the last six months, anticipation of President Bush's planned tax changes--especially the proposal that would eliminate the double taxation of dividends, and thus reduce the relative after-tax attractiveness of municipal bond yields--set the stage for a leveling off of municipal bond prices.

In addition, many state governments are suffering financially; they are struggling to balance their budgets, while dealing with lower diminishing revenues. It does not help the municipal market when some investors become concerned that individual states' credit ratings could fall. In addition, the first calendar quarter of 2003 saw an enormous issuance of municipal debt in many states, saturating the market somewhat.

All of these events, when taken together, motivated investors to regard the municipal market with some uneasiness.

Although interest rates across the yield curve fell during the period, municipal bonds offered yields that were attractive on a relative basis. As of March 31, 2003, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of South Carolina. Approximately 44.1% was invested in general obligation bonds, 45.0% in revenue bonds, 5.6% escrowed to maturity, 2.1% in variable rate demand notes and 3.2% invested in cash and cash equivalents. The effective duration of the portfolio was 4.7 and the average credit quality of the securities found in the portfolio was Aa1 (as rated by Moody's)./1/

We have adopted a defensive posture

Looking into the near future, we are still somewhat cautious and therefore positioned the Fund defensively. We believe interest rates may move higher over the next six- to 12-months, with some volatility. When investors look past the war in Iraq and see that the economy is showing a rebound, consumers could resume their spending, then interest rates may rise and bond prices could come under pressure. Municipal bonds do have an advantage over Treasuries, in that munis have a built-in spread advantage (yield premium), which may help municipal securities outperform Treasuries on a relative basis.

              AVERAGE ANNUAL TOTAL RETURNS           AS OF 3/31/03

                                   INCEPTION  1     5      SINCE
              CLASS                  DATE    YEAR  YEAR  INCEPTION
              -------------------  --------- ----- ----- ---------
              A Shares*            10/20/97  5.99% 4.43%   4.71%
              Institutional Shares 10/20/97  9.39% 5.21%   5.43%

* Reflects 3.00% maximum sales charge.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
   1The composition of the Fund's holdings is subject to change.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGER
                                          [GRAPHIC]
Robert F. Millikan, CFA

The BB&T Virginia Intermediate Tax-Free           PORTFOLIO MANAGERS' PERSPECTIVE
Fund is managed by Robert F. Millikan,      "The goal of this Fund is to maximize
CFA, Director of Fixed Income                   total return while providing high
Management for BB&T Asset Management,                                     current
Inc. Mr. Millikan received a B.A. in      income that is exempt from both federal
Economics from Wake Forest University,            and state taxes (the latter for
and is both president of the North          Virginia residents). We are municipal
Carolina Society of Financial Analysts       bond value investors. We compare the
and chairman of the board of directors     historical relationships among sectors
of the Carolinas Municipal Advisory      of the municipal market--such as general
Council. Mr. Millikan has been managing       obligation bonds, revenue bonds and
investors' money since 1990. He is        certificate of participation bonds--and
supported by the BB&T Fixed Income        allocate greater portions of our assets
Portfolio Management Team, which          to sectors that offer the best relative
includes Joseph D. Jackson, CFA; Kevin                 value. The Fund focuses on
E. McNair, CFA; W. Bishop Jordan, CFA;              intermediate-term securities,
Dickinson B. Phillips, CFP(TM); and                        maintaining an average
Jennifer Skinner. The team brings to              duration between 3.5-8.0, which
the Fund more than seven decades of       historically have offered investors the
combined investment management               highest-possible yield for the given
experience, along with a broad range of                           level of risk."
specialized skills encompassing a
cross-section of fixed-income sectors.

================================================================================

Certain tax proposals and declining tax revenues compromised municipal bonds

Reversing a trend, municipal bonds as a group underperformed most other types of fixed-income investments during the period. During the last six months, anticipation of President Bush's planned tax changes--especially the proposal that would eliminate the double taxation of dividends, and thus reduce the relative after-tax attractiveness of municipal bond yields--set the stage for a leveling off of municipal bond prices.

In addition, many state governments are suffering financially; they are struggling to balance their budgets, while dealing with lower diminishing revenues. It does not help the municipal market when some investors become concerned that individual states' credit ratings could fall. In addition, the first calendar quarter of 2003 saw an enormous issuance of municipal debt in many states, saturating the market somewhat.

All of these events, when taken together, motivated investors to regard the municipal market with some uneasiness.

Although interest rates across the yield curve fell during the period, municipal bonds offered yields that were attractive on a relative basis. As of March 31, 2003, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of Virginia. Approximately 44.8% was invested in general obligation bonds, 48.0% in revenue bonds and 4.1% in pre-refunded with 1.3% escrowed to maturity and 1.9% invested in cash and cash equivalents. The effective duration of the portfolio was 4.65 and the average credit quality of the securities found in the portfolio was Aa1 (as rated by Moody's)./1/

We have adopted a defensive posture

Looking ahead, we are still somewhat cautious and as a result, we positioned the Fund defensively. We feel interest rates could move higher over the next six- to 12-months, with some volatility. When investors look past the war in Iraq and see that the economy is starting to rebound, consumers may resume their spending, then interest rates could rise and bond prices may come under pressure. Municipal bonds do have an advantage over Treasuries, in that munis have a built-in spread advantage (yield premium), which could help municipal securities outperform Treasuries on a relative basis.

                 AVERAGE ANNUAL TOTAL RETURNS                     AS OF 3/31/03

                                      INCEPTION                  1      SINCE
                 CLASS                  DATE                    YEAR  INCEPTION
                 -------------------- ---------                 ----- ---------
                 A Shares*             5/17/99                  5.68%   4.93%
                 Institutional Shares  5/17/99                  9.08%   5.57%

* Reflects 3.00% maximum sales charge.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGER
                                          [GRAPHIC]
Robert F. Millikan, CFA
                                                  PORTFOLIO MANAGERS' PERSPECTIVE
The BB&T West Virginia Intermediate         "The goal of this Fund is to maximize
Tax-Free Fund is managed by Robert F.           total return while providing high
Millikan, CFA, Director of Fixed Income                                   current
Management for BB&T Asset Management,     income that is exempt from both federal
Inc. Mr. Millikan received a B.A. in         and state taxes (the latter for West
Economics from Wake Forest University,      Virginia residents). We are municipal
and is both president of the North           bond value investors. We compare the
Carolina Society of Financial Analysts     historical relationships among sectors
and chairman of the board of directors   of the municipal market--such as general
of the Carolinas Municipal Advisory           obligation bonds, revenue bonds and
Council. Mr. Millikan has been managing   certificate of participation bonds--and
investors, money since 1990. He is        allocate greater portions of our assets
supported by the BB&T Fixed Income        to sectors that offer the best relative
Portfolio Management Team, which                       value. The Fund focuses on
includes Joseph D. Jackson, CFA; Kevin              intermediate-term securities,
E. McNair, CFA; W. Bishop Jordan, CFA;                     maintaining an average
Dickinson B. Phillips, CFP(TM); and               duration between 3.5-8.0, which
Jennifer Skinner. The team brings to      historically have offered investors the
the Fund more than seven decades of          highest-possible yield for the given
combined investment management                                    level of risk."
experience, along with a broad range of
specialized skills encompassing a
cross-section of fixed-income sectors.

================================================================================

Tax proposals and declining tax revenues compromised municipal bonds

Reversing a trend, municipal bonds as a group underperformed most other types of fixed-income investments during the period. During the last six months, anticipation of President Bush's planned tax changes--especially the proposal that would eliminate the double taxation of dividends, and thus reduce the relative after-tax attractiveness of municipal bond yields--set the stage for a leveling off of municipal bond prices.

In addition, many state governments are suffering financially; they are struggling to balance their budgets, while dealing with lower diminishing revenues. It does not help the municipal market when some investors become concerned that individual states' credit ratings could fall.

These events, when taken together, motivated investors to regard the municipal market with some uneasiness.

As of March 31, 2003, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of West Virginia. Approximately 19.2% was invested in general obligation bonds, 70.0% in revenue bonds and 3.5% in variable rate demand notes, with 6.4% escrowed to maturity and 0.9% invested in cash and cash equivalents. The effective duration of the portfolio was 4.65 and the average credit quality of the securities found in the portfolio was Aa1 (as rated by Moody's)./1/

We have adopted a defensive posture

We are still somewhat cautious and therefore positioned the Fund defensively. We believe interest rates may move higher over the next six- to 12-months, with some volatility. When people begin to look past the war in Iraq and see that the economy is starting to rebound, consumers could resume their spending, then interest rates may rise and bond prices may come under pressure. Municipal bonds do have an advantage over Treasuries, in that munis have a built-in spread advantage (yield premium), which could help municipal securities outperform Treasuries on a relative basis.

             AVERAGE ANNUAL TOTAL RETURNS             AS OF 3/31/03

                                   INCEPTION   1     5      SINCE
             CLASS                   DATE     YEAR  YEAR  INCEPTION
             -------------------- ----------- ----- ----- ---------
             A Shares*            12/17/93/2/ 5.87% 4.22%   4.72%
             Institutional Shares  12/1/93/2/ 9.41% 5.26%   5.49%

* Reflects 3.00% maximum sales charge.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change. /2/Performance data shown includes the performance of the OVB West Virginia
    Tax-Exempt Income Portfolio for the period prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on July 23, 2001.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T PRIME MONEY MARKET FUND+/ /


PORTFOLIO MANAGERS                                                                                [GRAPHIC]

Federated Investment Management Company                                     PORTFOLIO MANAGERS' PERSPECTIVE
Deborah A.Cunningham, CFA (senior portfolio manager),
Natalie F. Metz, Mary Ellen Tesla and Mark F. Weiss.            "We seek a high level of current income, consistent with
                                                                stability of principal. We pursue this goal by investing in
The BB&T Prime Money Market Fund is managed by a team from      liquid, high-quality, short-term money market securities that
Federated Investment Management Company, subadvisor to the      are denominated in U.S. dollars. The securities we choose
Fund. Together, the team brings over 40 years of investment     for the Fund come from a broad range of commercial, bank
management experience to the Fund, with specialization in money           and government debt obligations."
market portfolio management and credit analysis.

================================================================================

Interest rates, and money-market yields, continued to fall

In an effort to stimulate the weak U.S. economy, the Federal Reserve lowered short-term interest rates for the twelfth time since January 2001, bringing benchmark rates to their lowest levels in four decades.

While lower rates generally are good news for consumers, the stock market and most fixed-income securities, they are not beneficial for money market funds. Fund yields are directly affected by key rate trends, and lower rates during the period translated into lower yields for shareholders during the last six months.

As of March 31, 2003, approximately 28.4% of the BB&T Prime Money Market Fund's portfolio was invested in variable rate instruments, 37.4% in commercial paper, 10.5% in repurchase agreements, 10.8% in corporate bonds, 8.9% certificate of deposit, 1.6% municipal bonds and 2.4% agency debt. The average maturity of the Fund's holdings was 48 days, and the average portfolio short-term credit quality was A-1/P-1./1/

   +Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.
 /1/The composition of the Fund's portfolio is subject to change.
   Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T U.S. TREASURY MONEY MARKET FUND+


PORTFOLIO MANAGER
                                         [GRAPHIC]
Kevin E. McNair, CFA
                                                 PORTFOLIO MANAGERS' PERSPECTIVE
The BB&T U.S. Treasury Money Market      "The Fund is designed for investors who
Fund is managed by Kevin E. McNair,                                 seek current
CFA. Mr. McNair received a B.A. in          income, liquidity and stability, but
Economics from the University of North                     with an added measure
Carolina-Chapel Hill and a Masters of      of safety offered by a portfolio that
Economics from North Carolina State                       invests exclusively in
University, and has been managing            U.S. Government securities. We have
investors' money since 1994. Mr. McNair                               found that
is supported by the BB&T Fixed Income     conservatively laddering the portfolio
Portfolio Management Team, which                        with treasury securities
includes Robert F. Millikan, CFA;            and overnight repurchase agreements
Joseph D. Jackson, CFA; W. Bishop                              allows us to take
Jordan, CFA; Dickinson B. Phillips,         advantage of higher yields along the
CFP(TM); and Jennifer Skinner. The team                            yield curve."
brings to the Fund more than seven
decades of combined investment
management experience, along with a
broad range of specialized skills
encompassing a cross-section of
fixed-income sectors.


================================================================================

Interest rates, and money-market yields, continued to fall

In an effort to stimulate the weak U.S. economy, the Federal Reserve lowered short-term interest rates for the twelfth time since January 2001, bringing benchmark rates to their lowest levels in four decades.

While lower rates generally are good news for consumers, the stock market and most fixed-income securities, they are not constructive for money market funds. Fund yields are directly affected by key rate trends, and lower rates during the period translated into lower yields for shareholders during the last six months.

As of March 31, 2003, approximately 52.1% of the BB&T U.S. Treasury Money Market Fund's portfolio was invested in repurchase agreements, with 47.9% in U.S. Treasury securities. The average maturity of the Fund's holdings was 41 days, and the average credit quality was AAA./1/

   +Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Funds seek to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing the Funds.
 /1/The composition of the Fund's portfolio is subject to change.
   Some of the fees of the BB&T Funds are currently be waived, resulting in higher total returns than would occur if the full fees were charged.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T CAPITAL MANAGER FUNDS


PORTFOLIO MANAGER
                                                             [GRAPHIC]
David R. Ellis
                                                  PORTFOLIO MANAGERS' PERSPECTIVE
                                                 "The great appeal, and principal
The BB&T Capital Manager Funds are         benefit, of all of our Capital Manager
managed by David R. Ellis, Director of                                      Funds
Asset Allocation and Risk Management          is that, by investing in underlying
for BB&T Asset Management, Inc. Mr.       portfolios of multiple BB&T Funds, they
Ellis graduated from the University of                                        are
North Carolina-Chapel Hill, where he      very broadly diversified among various,
received a B.S. in Business, and has          distinct asset classes and sectors.
been managing investors' money since          This enables investors who might be
1982. Mr. Ellis is supported by the      overwhelmed by the challenges of staying
BB&T Balanced Portfolio Management           abreast of the financial markets, to
Team, which includes Keith F.               take advantage of active professional
Karlawish, CFA; Richard B. Jones, CFA;          management. We constantly monitor
James L. Luke, CFA; Robert F. Millikan,   events in stock and bond markets in all
CFA; and Paige Henderson, CFA. The team    domestic sectors and around the world,
brings to the Fund more than a century         and we periodically rebalance each
of combined investment management                    Capital Manager Fund back to
experience, along with a broad range of    predetermined allocation targets. With
specialized skills encompassing value                                 the Capital
stocks, growth stocks and fixed-income        Manager Aggressive Growth Fund, for
securities.                                     example, nearly all of our assets
                                                                         normally
                                             will be invested in stock funds, but
                                         the precise composition of the portfolio
                                               will be based on prevailing market
                                                                     conditions."


================================================================================

Conservative Growth Fund
Moderate Growth Fund
Growth Fund
Aggressive Growth

As stocks outperformed bonds, our more aggressive funds recovered

The last six months proved a volatile period for stock and bond prices, economic uncertainty, an impending war with Iraq, and the twelfth consecutive interest rate cut by the Federal Reserve. When the dust settled, both stocks and bonds had registered gains, with stocks posting a better performance.

Looking at the various segments of the equity markets, larger companies did better than smaller companies, growth stocks did better than value stocks. Our four portfolios are well diversified, with each Fund exposed to most market segments.

A significant change for all four funds has been the addition of some level of exposure to the small-cap value sector, via S&P SmallCap 600/BARRA Value iShares, which are exchange-traded funds (also known as ETFs). This is an important sector that was not previously represented. With the BB&T Small Company Value Fund slated to open to investors this spring--with the expectation that the Capital Manager Funds will invest in this underlying portfolio--we decided to commence exposure to this particular sector./1/

We maintained our rebalancing strategy

One of the key features of the Capital Manager Funds' is that we periodically rebalance each portfolio back to its predetermined allocation targets. This strategy is intended to manage market volatility that occurs almost without pause in both the stock and bond markets, and among the individual market sectors that we favor.



 /1/The composition of the Fund's holdings is subject to change.
   If the fees had not been waived, the Funds' total returns for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T CAPITAL MANAGER FUNDS

  Conservative Growth Fund

           AVERAGE ANNUAL TOTAL RETURNS                AS OF 3/31/03

                                INCEPTION     1       5      SINCE
           CLASS                  DATE       YEAR    YEAR  INCEPTION
           -------------------- ---------   ------- ------ ---------
           A Shares*             1/29/98/1/ -13.31% -0.83%   0.35%
           B Shares**            1/29/992   -12.14% -0.25%   0.88%
           C Shares***            2/1/013    -8.58%  0.04%   1.14%
           Institutional Shares  10/2/97     -7.75%  0.67%   1.72%

  Moderate Growth Fund

           AVERAGE ANNUAL TOTAL RETURNS                AS OF 3/31/03

                                INCEPTION     1       5      SINCE
           CLASS                  DATE       YEAR    YEAR  INCEPTION
           -------------------- ---------   ------- ------ ---------
           A Shares*             1/29/98/1/ -20.65% -3.16%  -1.68%
           B Shares**            1/29/992   -19.76% -2.72%  -1.28%
           C Shares***            2/1/013   -16.36% -2.27%  -0.86%
           Institutional Shares  10/2/97    -15.73% -1.78%  -0.39%

  Growth Fund

           AVERAGE ANNUAL TOTAL RETURNS                AS OF 3/31/03

                                INCEPTION     1       5      SINCE
           CLASS                  DATE       YEAR    YEAR  INCEPTION
           -------------------- ---------   ------- ------ ---------
           A Shares*             1/29/98/1/ -26.01% -5.19%  -3.44%
           B Shares**            1/29/992   -25.22% -4.70%  -2.98%
           C Shares***            2/1/013   -22.11% -4.37%  -2.68%
           Institutional Shares  10/2/97    -21.30% -3.84%  -2.21%

  Aggressive Growth Fund

                AVERAGE ANNUAL TOTAL RETURNS       AS OF 3/31/03

                                     INCEPTION   1       SINCE
                CLASS                  DATE     YEAR   INCEPTION
                -------------------- --------- ------- ---------
                A Shares*             3/19/01  -29.56%  -16.91%
                B Shares**            3/19/01  -28.92%  -16.37%
                C Shares***           3/19/01  -25.93%  -15.18%
                Institutional Shares  3/19/01  -25.17%  -14.24%

* Reflects 5.75% maximum sales charge.
**Reflects the applicable maximum contingent deferred sales charge (CDSC) of
  5.00%.
***Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).
 /1/Class A Shares were not in existence prior to January 29, 1998. Performance for periods prior to that date is based on Institutional Shares and has been adjusted for the maximum applicable Class A Shares sales load, but does not include the Class A Share 12b-1 fees, which, if reflected, performance would be lower than that shown.
 /2/Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to that date is based on Class A Share performance and has been adjusted for the maximum applicable Class B Shares CDSC, but does not reflect Class B Share 12b-1 fees, which, if reflected performance would be lower than that shown.
 /3/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect Class C Shares 12b-1 fees and expenses, which, if reflected, performance would be lower than that shown.
   A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Funds' total returns for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

Balanced Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                      Shares    Value
                                      ------ ------------
Common Stocks (67.5%)
Aerospace & Defense (1.5%)
Raytheon Co.......................... 18,000 $    510,660
United Technologies Corp............. 21,000    1,213,380
                                             ------------
                                                1,724,040
                                             ------------
Air Freight & Logistics (1.0%)
FedEx Corp........................... 13,500      743,445
United Parcel Service, Inc...........  6,000      342,000
                                             ------------
                                                1,085,445
                                             ------------
Automobiles (0.4%)
Ford Motor Co........................ 24,300      182,736
Harley-Davidson, Inc.................  6,600      262,086
                                             ------------
                                                  444,822
                                             ------------
Banks (5.7%)
Bank of America Corp................. 24,200    1,617,527
Bank One Corp........................ 13,200      456,984
Golden West Financial Corp...........  7,500      539,475
PNC Financial Services Group......... 19,000      805,220
SunTrust Banks, Inc.................. 18,000      947,700
Washington Mutual, Inc............... 28,000      987,560
Wells Fargo & Co..................... 24,100    1,084,259
                                             ------------
                                                6,438,725
                                             ------------
Beverages (1.8%)
Anheuser-Busch Cos, Inc.............. 13,600      633,896
Coca-Cola Co......................... 20,000      809,600
Coca-Cola Enterprises, Inc........... 10,000      186,900
PepsiCo, Inc.........................  9,000      360,000
                                             ------------
                                                1,990,396
                                             ------------
Chemicals (1.4%)
Air Products & Chemicals, Inc........ 27,100    1,122,753
E.I. DuPont de Nemours & Co.......... 13,000      505,180
                                             ------------
                                                1,627,933
                                             ------------
Commercial Services & Supplies (1.1%)
First Data Corp...................... 15,000      555,150
Pitney Bowes, Inc.................... 23,000      734,160
                                             ------------
                                                1,289,310
                                             ------------
Communications Equipment (0.6%)
Corning, Inc.(b)..................... 30,000      175,200
Motorola, Inc........................ 58,000      479,080
                                             ------------
                                                  654,280
                                             ------------
Computers & Peripherals (3.7%)
Cisco Systems, Inc.(b)............... 40,000      519,200
Dell Computer Corp.(b)............... 30,900      843,879
Hewlett-Packard Co................... 56,500      878,575
IBM Corp............................. 18,450    1,447,034
Oracle Corp.(b)...................... 50,000      542,450
                                             ------------
                                                4,231,138
                                             ------------
Data Processing -- Management (0.2%)
Automatic Data Processing, Inc.......  5,900      181,661
                                             ------------
Diversified Financials (5.7%)
American Express Co.................. 30,200    1,003,546
Capital One Financial Corp........... 11,000      330,110
Citigroup, Inc....................... 44,700    1,539,915
Edwards (A.G.), Inc.................. 11,400      295,260
Fannie Mae........................... 14,300      934,505
Franklin Resources, Inc.............. 17,500      575,925

                                              Shares    Value
                                              ------ ------------
Common Stocks, continued
Diversified Financials, continued
Goldman Sachs Group, Inc.....................  3,000 $    204,240
ING Groep NV -- ADR.......................... 35,000      408,450
J.P. Morgan Chase & Co....................... 19,950      473,015
Merrill Lynch & Co., Inc..................... 20,000      708,000
                                                     ------------
                                                        6,472,966
                                                     ------------
Diversified Telecommunication Services (2.8%)
AT&T Corp.................................... 15,580      252,396
BCE, Inc..................................... 14,000      256,480
BellSouth Corp............................... 36,800      797,456
Fox Entertainment Group, Inc.(b)............. 14,000      373,380
Qualcomm, Inc................................ 12,000      432,720
SBC Communications, Inc...................... 35,900      720,154
Sprint Corp.................................. 32,000      376,000
                                                     ------------
                                                        3,208,586
                                                     ------------
Electric Utilities (0.6%)
TXU Corp..................................... 12,000      214,200
Xcel Energy, Inc............................. 35,800      458,598
                                                     ------------
                                                          672,798
                                                     ------------
Electronic Components (1.0%)
3M Co........................................  4,000      520,120
Applied Materials, Inc.(b)................... 23,000      289,340
Maxim Integrated Products, Inc............... 10,000      361,200
                                                     ------------
                                                        1,170,660
                                                     ------------
Electronic Equipment & Instruments (1.8%)
Agilent Technologies, Inc.(b)................ 40,000      526,000
Emerson Electric Co.......................... 34,300    1,555,505
                                                     ------------
                                                        2,081,505
                                                     ------------
Food & Drug Retailing (0.4%)
Sysco Corp................................... 18,000      457,920
                                                     ------------
Food Products (0.8%)
Sara Lee Corp................................ 50,001      935,019
                                                     ------------
Health Care Equipment & Supplies (2.4%)
Becton, Dickinson & Co....................... 18,000      619,920
Boston Scientific Corp.(b)................... 24,800    1,010,848
Medtronic, Inc............................... 14,900      672,288
Stryker Corp.................................  7,000      480,550
                                                     ------------
                                                        2,783,606
                                                     ------------
Health Care Providers & Services (2.0%)
AmerisourceBergen Corp.......................  6,000      315,000
Cigna Corp................................... 10,250      468,630
HCA, Inc.....................................  5,500      227,480
Quest Diagnostics, Inc.(b)...................  7,000      417,830
Tenet Healthcare Corp.(b).................... 20,200      337,340
UnitedHealth Group, Inc......................  6,000      550,020
                                                     ------------
                                                        2,316,300
                                                     ------------
Household Durables (0.7%)
Newell Rubbermaid, Inc....................... 28,000      793,800
                                                     ------------
Household Products (1.5%)
Kimberly-Clark Corp.......................... 19,700      895,562
Procter & Gamble Co..........................  9,600      854,880
                                                     ------------
                                                        1,750,442
                                                     ------------
Industrial Conglomerates (2.3%)
General Electric Co.......................... 63,700    1,624,350
Ingersoll-Rand Co. -- Class A................ 20,000      771,800

                                   Continued

Balanced Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                           Shares    Value
                                           ------ ------------
Common Stocks, continued
Industrial Conglomerates, continued
Tyco International Ltd.................... 18,007 $    231,570
                                                  ------------
                                                     2,627,720
                                                  ------------
Insurance (1.8%)
AFLAC, Inc................................ 15,000      480,750
American International Group, Inc.........  8,000      395,600
Aon Corp.................................. 38,500      796,180
St. Paul Companies, Inc................... 13,500      429,300
                                                  ------------
                                                     2,101,830
                                                  ------------
Internet & Catalog Retail (0.9%)
eBay, Inc.(b).............................  8,600      733,494
Yahoo!, Inc.(b)........................... 11,000      264,220
                                                  ------------
                                                       997,714
                                                  ------------
Internet Security (0.2%)
Symantec Corp.(b).........................  7,000      274,260
                                                  ------------
Leisure Equipment & Products (0.7%)
Eastman Kodak Co.......................... 13,100      387,760
International Game Technology(b)..........  5,000      409,500
                                                  ------------
                                                       797,260
                                                  ------------
Machinery (0.4%)
Parker-Hannifin Corp...................... 11,100      430,014
                                                  ------------
Media (2.1%)
Gannett Company, Inc...................... 15,000    1,056,450
The Walt Disney Co........................ 56,500      961,630
Tribune Co................................  7,000      315,070
                                                  ------------
                                                     2,333,150
                                                  ------------
Metals & Mining (0.3%)
Alcoa, Inc................................ 15,000      290,700
                                                  ------------
Multi-Utilities & Unregulated Power (0.5%)
Duke Energy Corp.......................... 38,000      552,520
                                                  ------------
Multiline Retail (1.4%)
Kohl's Corp.(b)...........................  7,000      396,060
Wal-Mart Stores, Inc...................... 18,100      941,743
Target Corp...............................  9,000      263,340
                                                  ------------
                                                     1,601,143
                                                  ------------
Oil & Gas (5.1%)
Anadarko Petroleum Corp................... 19,400      882,700
ChevronTexaco Corp........................ 19,179    1,239,922
Conocophillips............................ 21,700    1,163,120
Devon Energy Corp.........................  4,000      192,880
Exxon Mobil Corp.......................... 41,600    1,453,920
Royal Dutch Petroleum Co. -- NY Shares....  7,000      285,250
Schlumberger Ltd.......................... 15,000      570,150
                                                  ------------
                                                     5,787,942
                                                  ------------
Paper & Forest Products (0.7%)
Weyerhaeuser Co........................... 17,600      841,808
                                                  ------------
Pharmaceuticals (7.4%)
Abbott Laboratories....................... 16,200      609,282
Amgen, Inc.(b)............................  6,000      345,300
Bristol-Myers Squibb Co................... 20,000      422,600
Eli Lilly & Co............................ 10,000      571,500
Forest Laboratories, Inc.(b)..............  5,400      291,438
Johnson & Johnson......................... 29,300    1,695,591
Merck & Company, Inc...................... 35,000    1,917,299
Pfizer, Inc............................... 25,900      807,044
Pharmacia Corp............................ 10,000      433,000

                                             Shares or
                                             Principal
                                              Amount      Value
                                             --------- ------------
Common Stocks, continued
Pharmaceuticals, continued
Schering-Plough Corp........................    27,000 $    481,410
Wyeth.......................................    23,000      869,860
                                                       ------------
                                                          8,444,324
                                                       ------------
Road & Rail (0.8%)
CSX Corp....................................    17,700      504,804
Union Pacific Corp..........................     8,000      440,000
                                                       ------------
                                                            944,804
                                                       ------------
Semiconductor Equipment & Products (1.7%)
Intel Corp..................................    89,600    1,458,688
Texas Instruments, Inc......................    29,000      474,730
                                                       ------------
                                                          1,933,418
                                                       ------------
Software (2.3%)
Adobe Systems, Inc..........................    11,200      345,296
Electronic Arts, Inc.(b)....................    10,500      615,720
Microsoft Corp..............................    66,000    1,597,860
                                                       ------------
                                                          2,558,876
                                                       ------------
Specialty Retail (1.6%)
AutoZone, Inc.(b)...........................     3,500      240,485
Bed Bath & Beyond, Inc.(b)..................    16,900      583,726
Lowe's Companies, Inc.......................    23,600      963,352
                                                       ------------
                                                          1,787,563
                                                       ------------
Utilities -- Electric (0.2%)
Dominion Resources, Inc.....................     5,000      276,850
                                                       ------------
  Total Common Stocks                                    76,893,248
                                                       ------------
Corporate Bonds (8.1%)
Banking & Financial Services (3.4%)
Bank of America Corp., 3.875%, 1/15/08......  $750,000      768,275
Bear, Stearns & Co. Inc., 5.70%, 11/15/14...   500,000      528,255
Erac USA Finance Co., 7.35%, 6/15/08(c).....   400,000      454,365
Fleet Boston Financial Corp., 3.85%, 2/15/08   400,000      405,414
General Electric Capital Corp., 5.875%,
 2/15/12.................................... 1,000,000    1,074,830
National Rural Utilities, 6.50%, 3/1/07.....   500,000      553,092
                                                       ------------
                                                          3,784,231
                                                       ------------
Beverages (0.3%)
Anheuser Busch Cos, Inc., 4.625%, 2/1/15....   400,000      403,059
                                                       ------------
Chemicals -- Diversified (0.4%)
Dow Chemical, 5.00%, 11/15/07...............   500,000      509,878
                                                       ------------
Data Processing/Management (0.6%)
Oracle Corp., 6.91%, 2/15/07................   600,000      678,254
                                                       ------------
Petroleum Refining (0.8%)
ChevronTexaco Capital Co., 3.375%,
 2/15/08....................................   400,000      405,196
Conocophillips, 4.75%, 10/15/12.............   500,000      505,727
                                                       ------------
                                                            910,923
                                                       ------------
Real Estate Development (1.0%)
EOP Operating LP, 8.375%, 3/15/06........... 1,000,000    1,137,611
                                                       ------------
Telecommunications (0.9%)
GTE North, Inc., 6.40%, 2/15/05............. 1,000,000    1,076,695
                                                       ------------
Utilities (0.7%)
PSE&G Transition Funding LLC,
 Series 2001-1, Class-A2, 5.74%, 3/15/07....   732,034      765,083
                                                       ------------
  Total Corporate Bonds                                   9,265,734
                                                       ------------

                                   Continued

Balanced Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                               Principal
                                                Amount       Value
                                               ---------- ------------
Mortgage-Backed Securities (11.6%)
Federal Government Loan Mortgage
 Corporation (1.7%)
6.50%, 12/1/31, Pool # C01271................. $1,224,167 $  1,277,107
6.50%, 2/1/32, Pool # C01297..................    638,334      665,939
                                                          ------------
                                                             1,943,046
                                                          ------------
Federal Home Loan Mortgage Corp. (4.5%)
6.00%, 7/1/16, Pool # E00991..................  1,132,555    1,183,720
6.00%, 9/1/16, Pool # E01049..................    461,312      482,152
5.50%, 12/1/17, Pool # E93102.................  3,286,785    3,412,567
                                                          ------------
                                                             5,078,439
                                                          ------------
Federal National Mortgage Assoc. (1.6%)
6.00%, 4/1/16, Pool # 535846..................  1,013,616    1,061,265
5.00%, 7/25/21, Series 2001-50,
 Class-TV, CMO................................    744,494      745,951
                                                          ------------
                                                             1,807,216
                                                          ------------
Government National Mortgage Assoc. (3.8%)
7.00%, 8/20/29, Pool # 2796...................  1,270,962    1,344,242
6.50%, 4/20/31, Pool # 3068...................    995,805    1,042,112
6.50%, 2/15/32, Pool # 538313.................    955,472    1,004,565
5.00%, 10/15/32, Series 2553,
 Class-DJ, CMO................................  1,000,000      993,094
                                                          ------------
                                                             4,384,013
                                                          ------------
  Total Mortgage-Backed Securities                          13,212,714
                                                          ------------
Municipal Bonds (1.5%)
Education Bonds (1.0%)
Massachusetts State Health & Education
 Facilities Authority, Massachusetts Institute
 of Technology, 5.25%, 7/1/12, General
 Obligation of the Institution................    500,000      568,370
New Jersey State Education Facilities
 Authority, Higher Education Capital
 Improvements, Series-A, 5.00%, 9/1/12,
 AMBAC........................................    500,000      555,240
                                                          ------------
                                                             1,123,610
                                                          ------------

                                              Shares or
                                              Principal
                                               Amount      Value
                                              --------- ------------
Municipal Bonds, continued
Transportation Bonds (0.5%)
New York City Transitional Finance Authority,
 5.38%, 2/1/13...............................  $500,000 $    561,965
                                                        ------------
  Total Municipal Bonds                                    1,685,575
                                                        ------------
U.S. Government Agencies (4.1%)
Federal Home Loan Mortgage Corp. (2.2%)
5.25%, 1/15/06...............................   700,000      759,179
5.50%, 7/15/06...............................   500,000      549,486
7.00%, 3/15/10............................... 1,000,000    1,201,635
                                                        ------------
                                                           2,510,300
                                                        ------------
Federal National Mortgage Assoc. (0.9%)
3.125%, 8/15/05, Callable 8/15/03 @ 100...... 1,000,000    1,005,814
                                                        ------------
Tennessee Valley Authority (1.0%)
6.25%, 12/15/17.............................. 1,000,000    1,148,941
                                                        ------------
  Total U.S. Government Agencies                           4,665,055
                                                        ------------
U.S. Treasury Notes (2.5%)
3.875%, 1/15/09.............................. 2,215,540    2,524,331
3.875%, 2/15/13..............................   300,000      301,254
                                                        ------------
  Total U.S. Treasury Notes                                2,825,585
                                                        ------------
U.S. Treasury Strips (1.8%)
5.88%, 2/15/15*.............................. 3,500,000    2,035,019
                                                        ------------
Investment Companies (2.8%)
Federated Government Obligations Fund........ 1,296,247    1,296,247
Federated Prime Cash Obligations Fund........ 1,835,803    1,835,803
                                                        ------------
  Total Investment Companies                               3,132,050
                                                        ------------
Total Investments
 (Cost $118,681,453)(a) -- 99.5%                         113,714,980
Other assets in excess of liabilities -- 0.5%                617,778
                                                        ------------
Net Assets -- 100.0%.........................           $114,332,758
                                                        ============

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

                   Unrealized appreciation.... $  8,909,658
                   Unrealized depreciation....  (13,876,131)
                                               ------------
                   Net unrealized depreciation $ (4,966,473)
                                               ============

(b)Represents non-income producing securities.
(c)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.
* Rate disclosed represents the effective yield at time of purchase.
ADR -- American Depository Receipt
AMBAC -- Insured by AMBAC Indemnity Corporation
CMO -- Collateralized Mortgage Obligation

              See accompanying notes to the financial statements.

Large Company Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                              Shares     Value
                                              ------- ------------
Common Stocks (95.8%)
Aerospace & Defense (1.0%)
Raytheon Co.................................. 142,500 $  4,042,725
                                                      ------------
Air Freight & Logistics (0.9%)
FedEx Corp...................................  67,000    3,689,690
                                                      ------------
Automobiles (0.4%)
Ford Motor Co................................ 205,530    1,545,586
                                                      ------------
Banks (10.9%)
Bank of America Corp......................... 125,000    8,354,999
Northern Trust Corp.......................... 191,718    5,837,813
PNC Financial Services Group................. 172,500    7,310,550
SunTrust Banks, Inc.......................... 133,000    7,002,450
Washington Mutual, Inc....................... 235,000    8,288,450
Wells Fargo & Co............................. 180,000    8,098,200
                                                      ------------
                                                        44,892,462
                                                      ------------
Chemicals (2.2%)
Air Products & Chemicals, Inc................ 120,500    4,992,315
E.I. DuPont de Nemours & Co.................. 105,000    4,080,300
                                                      ------------
                                                         9,072,615
                                                      ------------
Commercial Services & Supplies (3.1%)
H&R Block, Inc...............................  85,000    3,628,650
Pitney Bowes, Inc............................ 286,300    9,138,696
                                                      ------------
                                                        12,767,346
                                                      ------------
Communications Equipment (1.0%)
Corning, Inc.(b).............................  49,600      289,664
Motorola, Inc................................ 480,000    3,964,800
                                                      ------------
                                                         4,254,464
                                                      ------------
Computers & Peripherals (3.1%)
Hewlett-Packard Co........................... 385,000    5,986,750
IBM Corp.....................................  84,800    6,650,864
                                                      ------------
                                                        12,637,614
                                                      ------------
Data Processing -- Management (1.2%)
Automatic Data Processing, Inc............... 161,300    4,966,427
                                                      ------------
Diversified Financials (8.7%)
American Express Co.......................... 170,000    5,649,100
Citigroup, Inc............................... 197,666    6,809,594
Edwards (A.G.), Inc..........................  67,062    1,736,906
Fannie Mae................................... 120,000    7,842,000
Franklin Resources, Inc...................... 125,000    4,113,750
ING Groep NV -- ADR.......................... 393,000    4,586,310
J.P. Morgan Chase & Co....................... 197,772    4,689,174
                                                      ------------
                                                        35,426,834
                                                      ------------
Diversified Telecommunication Services (5.6%)
AT&T Corp.................................... 163,824    2,653,949
BCE, Inc.....................................  20,000      366,400
BellSouth Corp............................... 417,500    9,047,225
SBC Communications, Inc...................... 341,400    6,848,484
Sprint Corp.................................. 331,400    3,893,950
                                                      ------------
                                                        22,810,008
                                                      ------------
Electric Utilities (1.9%)
TXU Corp..................................... 257,800    4,601,730
Xcel Energy, Inc............................. 243,275    3,116,353
                                                      ------------
                                                         7,718,083
                                                      ------------

                                           Shares     Value
                                           ------- ------------
Common Stocks, continued
Electrical Equipment (2.4%)
Emerson Electric Co....................... 214,370 $  9,721,680
                                                   ------------
Electronic Equipment & Instruments (1.0%)
Agilent Technologies, Inc.(b)............. 297,419    3,911,060
                                                   ------------
Food & Drug Retailing (1.6%)
Albertson's, Inc.......................... 345,720    6,516,822
                                                   ------------
Food Products (1.9%)
Sara Lee Corp............................. 417,010    7,798,087
                                                   ------------
Health Care Equipment & Supplies (1.3%)
Becton, Dickinson & Co.................... 150,000    5,166,000
                                                   ------------
Health Care Providers & Services (1.5%)
Cigna Corp................................ 131,000    5,989,320
                                                   ------------
Household Durables (2.8%)
Newell Rubbermaid, Inc.................... 269,200    7,631,820
Whirlpool Corp............................  81,100    3,976,333
                                                   ------------
                                                     11,608,153
                                                   ------------
Household Products (2.5%)
Kimberly-Clark Corp....................... 228,000   10,364,880
                                                   ------------
Insurance (4.7%)
Aon Corp.................................. 362,762    7,501,918
Lincoln National Corp..................... 148,400    4,155,200
St. Paul Companies, Inc................... 241,100    7,666,980
                                                   ------------
                                                     19,324,098
                                                   ------------
Leisure Equipment & Products (0.8%)
Eastman Kodak Co.......................... 107,500    3,182,000
                                                   ------------
Machinery (0.8%)
Parker-Hannifin Corp......................  87,000    3,370,380
                                                   ------------
Media (5.1%)
Cox Communications, Inc.(b)............... 125,000    3,888,750
Gannett Company, Inc...................... 117,000    8,240,310
The Walt Disney Co........................ 508,000    8,646,160
                                                   ------------
                                                     20,775,220
                                                   ------------
Metals & Mining (0.9%)
Alcoa, Inc................................ 200,000    3,876,000
                                                   ------------
Multi-Utilities & Unregulated Power (1.3%)
Duke Energy Corp.......................... 365,000    5,307,100
                                                   ------------
Multiline Retail (0.8%)
May Department Stores Co.................. 165,250    3,286,823
                                                   ------------
Oil & Gas (9.6%)
Anadarko Petroleum Corp................... 132,000    6,006,000
ChevronTexaco Corp........................ 121,530    7,856,915
Conocophillips............................ 207,000   11,095,199
Exxon Mobil Corp.......................... 200,000    6,990,000
Royal Dutch Petroleum Co. -- NY Shares.... 183,600    7,481,700
                                                   ------------
                                                     39,429,814
                                                   ------------
Paper & Forest Products (1.6%)
Weyerhaeuser Co........................... 134,500    6,433,135
                                                   ------------
Petroleum (1.2%)
Schlumberger Ltd.......................... 125,000    4,751,250
                                                   ------------
Pharmaceuticals (6.7%)
Abbott Laboratories....................... 136,000    5,114,960
Bristol-Myers Squibb Co................... 190,480    4,024,842

                                   Continued

Large Company Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                       Shares     Value
                                       ------- ------------
Common Stocks, continued
Pharmaceuticals, continued
Johnson & Johnson.....................  63,600 $  3,680,532
Merck & Company, Inc.................. 165,000    9,038,700
Mylan Laboratories, Inc...............  69,000    1,983,750
Schering-Plough Corp.................. 203,400    3,626,622
                                               ------------
                                                 27,469,406
                                               ------------
Real Estate Investment Trusts (0.9%)
Equity Residential.................... 159,000    3,827,130
                                               ------------
Road & Rail (1.3%)
CSX Corp.............................. 179,700    5,125,044
                                               ------------
Software (1.8%)
Adobe Systems, Inc....................  64,000    1,973,120
Microsoft Corp........................ 220,000    5,326,200
                                               ------------
                                                  7,299,320
                                               ------------
Textiles Apparel & Luxury Goods (1.0%)
V.F. Corp............................. 108,200    4,071,566
                                               ------------

                                        Shares       Value
                                      ---------- ------------
Common Stocks, continued
Tobacco (0.8%)
Altria Group, Inc....................    104,090 $  3,118,536
                                                 ------------
Utilities -- Electric (1.5%)
Dominion Resources, Inc..............    110,000    6,090,700
                                                 ------------
  Total Common Stocks                             391,637,378
                                                 ------------
Investment Companies (8.2%)
Federated Government Obligations Fund 15,000,000   15,000,000
Federated Prime Cash Obligations Fund 18,536,549   18,536,549
                                                 ------------
  Total Investment Companies                      391,637,378
                                                 ------------
Total Investments
 (Cost $442,688,123)(a) -- 104.0%                 425,173,927
Liabilities in excess of other
 assets -- (4.0)%....................             (16,545,938)
                                                 ------------
Net Assets -- 100.0%.................            $408,627,989
                                                 ============

--------
(a)Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

                   Unrealized appreciation.... $ 42,166,231
                   Unrealized depreciation....  (59,680,427)
                                               ------------
                   Net unrealized depreciation $(17,514,196)
                                               ============

(b)Represents non-income producing securities.
ADR -- American Depository Receipt

              See accompanying notes to the financial statements.

Large Company Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                              Shares     Value
                                              ------- ------------
Common Stocks (94.7%)
Aerospace & Defense (2.8%)
L-3 Communications Holdings, Inc.(b).........  35,000 $  1,405,950
Lockheed Martin Corp.........................  38,000    1,806,900
United Technologies Corp.....................  48,000    2,773,440
                                                      ------------
                                                         5,986,290
                                                      ------------
Air Freight & Logistics (1.2%)
FedEx Corp...................................  45,000    2,478,150
                                                      ------------
Automobiles (1.1%)
Harley-Davidson, Inc.........................  60,000    2,382,600
                                                      ------------
Banks (2.5%)
Golden West Financial Corp...................  45,000    3,236,850
Wells Fargo & Co.............................  45,000    2,024,550
                                                      ------------
                                                         5,261,400
                                                      ------------
Beverages (4.3%)
Anheuser-Busch Cos., Inc.....................  70,000    3,262,700
Coca-Cola Co................................. 105,000    4,250,400
Coca-Cola Enterprises, Inc...................  95,000    1,775,550
                                                      ------------
                                                         9,288,650
                                                      ------------
Chemicals (0.8%)
Air Products & Chemicals, Inc................  40,000    1,657,200
                                                      ------------
Commercial Services & Supplies (1.3%)
First Data Corp..............................  76,000    2,812,760
                                                      ------------
Computers & Peripherals (7.0%)
Cisco Systems, Inc.(b)....................... 160,000    2,076,800
Dell Computer Corp.(b)....................... 120,000    3,277,200
EMC Corp.(b)................................. 255,000    1,843,650
IBM Corp.....................................  55,000    4,313,650
Oracle Corp.(b).............................. 245,000    2,658,005
SAP -- ADR...................................  40,000      758,400
                                                      ------------
                                                        14,927,705
                                                      ------------
Diversified Financials (6.2%)
American Express Co..........................  85,000    2,824,550
Capital One Financial Corp...................  76,000    2,280,760
Citigroup, Inc...............................  90,000    3,100,500
Fannie Mae...................................  35,000    2,287,250
Goldman Sachs Group, Inc.....................  40,000    2,723,200
                                                      ------------
                                                        13,216,260
                                                      ------------
Electronic Components (1.8%)
Linear Technology Corp.......................  40,000    1,234,800
Maxim Integrated Products, Inc...............  75,000    2,709,000
                                                      ------------
                                                         3,943,800
                                                      ------------
Food & Drug Retailing (1.2%)
Sysco Corp................................... 100,000    2,544,000
                                                      ------------
Health Care Equipment & Supplies (5.0%)
Boston Scientific Corp.(b)................... 100,000    4,076,000
Medtronic, Inc...............................  80,000    3,609,600
Stryker Corp.................................  43,400    2,979,410
                                                      ------------
                                                        10,665,010
                                                      ------------
Health Care Providers & Services (5.6%)
AmerisourceBergen Corp.......................  35,000    1,837,500
HCA, Inc.....................................  55,000    2,274,800
Quest Diagnostics, Inc.(b)...................  37,000    2,208,530
Tenet Healthcare Corp.(b).................... 124,000    2,070,800
UnitedHealth Group, Inc......................  40,000    3,666,800
                                                      ------------
                                                        12,058,430
                                                      ------------

                                              Shares     Value
                                              ------- ------------
Common Stocks, continued
Household Products (1.2%)
Procter & Gamble Co..........................  30,000 $  2,671,500
                                                      ------------
Industrial Conglomerates (5.0%)
3M Co........................................  20,000    2,600,600
General Electric Co.......................... 255,000    6,502,500
Tyco International, Ltd...................... 126,000    1,620,360
                                                      ------------
                                                        10,723,460
                                                      ------------
Insurance (2.2%)
AFLAC, Inc...................................  80,000    2,564,000
American International Group, Inc............  45,000    2,225,250
                                                      ------------
                                                         4,789,250
                                                      ------------
Internet & Catalog Retail (1.6%)
eBay, Inc.(b)................................  40,000    3,411,600
                                                      ------------
Internet Software Services (0.8%)
Yahoo!, Inc.(b)..............................  70,000    1,681,400
                                                      ------------
IT Consulting & Services (1.2%)
Affiliated Computer Services, Inc.(b)........  60,000    2,655,600
                                                      ------------
Leisure Time Industries (0.4%)
International Game Technology(b).............  10,000      819,000
                                                      ------------
Media (2.1%)
Fox Entertainment Group, Inc.(b)............. 105,000    2,800,350
Tribune Co...................................  40,000    1,800,400
                                                      ------------
                                                         4,600,750
                                                      ------------
Multiline Retail (4.0%)
Kohl's Corp.(b)..............................  40,000    2,263,200
Target Corp..................................  60,000    1,755,600
Wal-Mart Stores, Inc.........................  87,550    4,555,227
                                                      ------------
                                                         8,574,027
                                                      ------------
Oil & Gas Exploration Products & Services (1.5%)
Apache Corp..................................  15,750      972,405
Burlington Resources, Inc....................  20,000      954,200
Devon Energy Corp............................  25,000    1,205,500
                                                      ------------
                                                         3,132,105
                                                      ------------
Pharmaceuticals (17.1%)
Amgen, Inc.(b)...............................  62,000    3,568,100
Eli Lilly & Co...............................  73,000    4,171,950
Express Scripts, Inc.(b).....................  40,000    2,227,200
Forest Laboratories, Inc.(b).................  60,000    3,238,200
Johnson & Johnson............................ 103,000    5,960,610
MedImmune, Inc.(b)...........................  55,000    1,805,650
Merck & Company, Inc.........................  75,000    4,108,500
Pfizer, Inc.................................. 136,850    4,264,246
Pharmacia Corp...............................  60,000    2,598,000
Wyeth........................................ 125,000    4,727,500
                                                      ------------
                                                        36,669,956
                                                      ------------
Road & Rail (1.0%)
Union Pacific Corp...........................  40,000    2,200,000
                                                      ------------
Semiconductor Equipment & Products (3.2%)
Intel Corp................................... 260,000    4,232,800
Texas Instruments, Inc....................... 165,000    2,701,050
                                                      ------------
                                                         6,933,850
                                                      ------------
Software (6.1%)
Electronic Arts, Inc.(b).....................  40,000    2,345,600
Intuit, Inc.(b)..............................  28,700    1,067,640

                                   Continued

Large Company Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                              Shares     Value
                                              ------- ------------
Common Stocks, continued
Software, continued
Microsoft Corp............................... 266,000 $  6,439,860
Symantec Corp.(b)............................  80,000    3,134,400
                                                      ------------
                                                        12,987,500
                                                      ------------
Specialty Retail (5.4%)
AutoZone, Inc.(b)............................  33,000    2,267,430
Bed Bath & Beyond, Inc.(b)...................  90,000    3,108,600
Best Buy Company, Inc.(b)....................  45,000    1,213,650
Lowe's Companies, Inc........................ 120,000    4,898,400
                                                      ------------
                                                        11,488,080
                                                      ------------
Telecommunications (1.1%)
Qualcomm, Inc................................  67,000    2,416,020
                                                      ------------
 Total Common Stocks                                   202,976,353
                                                      ------------

                                               Shares       Value
                                              --------- ------------
Investment Companies (5.3%)
Federated Government Obligation Fund......... 2,069,033 $  2,069,033
Federated Prime Cash Obligation Fund......... 9,333,331    9,333,331
                                                        ------------
 Total Investment Companies                               11,402,364
                                                        ------------
Total Investments (Cost $223,142,342)(a) --
 100.0%                                                  214,378,717
Liabilities in excess of other assets -- 0.0%                (56,142)
                                                        ------------
Net Assets -- 100.0%.........................           $214,322,575
                                                        ============

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

                   Unrealized appreciation.... $ 15,638,597
                   Unrealized depreciation....  (24,402,222)
                                               ------------
                   Net unrealized depreciation $ (8,763,625)
                                               ============

(b)Represents non-income producing securities.
ADR -- American Depository Receipt

              See accompanying notes to the financial statements.

Mid Cap Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                                       Shares     Value
                                                       ------- ------------
    Common Stocks (95.1%)
    Aerospace & Defense (2.7%)
    L-3 Communications Holdings, Inc.(b)..............  33,000 $  1,325,610
    Northrop Grumman Corp.............................  22,000    1,887,600
                                                               ------------
                                                                  3,213,210
                                                               ------------
    Banks (6.9%)
    Commerce Bancshares, Inc..........................  26,250      959,438
    Compass Bancshares, Inc...........................  88,000    2,751,760
    Mercantile Bankshares Corp........................  66,000    2,240,040
    SouthTrust Corp...................................  50,000    1,276,500
    SunTrust Banks, Inc...............................  15,000      789,750
                                                               ------------
                                                                  8,017,488
                                                               ------------
    Building Products (0.5%)
    Griffon Corp.(b)..................................  50,000      645,000
                                                               ------------
    Business Services (1.0%)
    Paychex, Inc......................................  44,000    1,208,680
                                                               ------------
    Chemicals (4.8%)
    Albemarle Corp....................................  88,000    2,142,800
    Engelhard Corp....................................  38,000      813,960
    Olin Corp.........................................  60,000    1,090,200
    Praxair, Inc......................................  28,000    1,577,800
                                                               ------------
                                                                  5,624,760
                                                               ------------
    Commercial Services & Supplies (3.8%)
    Banta Corp........................................  52,000    1,532,960
    Factset Research Systems, Inc.....................  40,000    1,298,000
    R.R. Donnelley & Sons Co..........................  43,000      787,760
    Viad Corp.........................................  40,000      857,600
                                                               ------------
                                                                  4,476,320
                                                               ------------
    Communications Equipment (0.9%)
    Andrew Corp.(b)...................................  80,000      440,000
    Harmonic, Inc.(b)................................. 200,000      666,000
                                                               ------------
                                                                  1,106,000
                                                               ------------
    Construction Materials (1.0%)
    Martin Marietta Materials, Inc....................  44,000    1,214,840
                                                               ------------
    Containers & Packaging (0.9%)
    Sonoco Products Co................................  52,000    1,088,360
                                                               ------------
    Diversified Financials (0.4%)
    Edwards (A.G.), Inc...............................  20,000      518,000
                                                               ------------
    Diversified Telecommunication Services (1.5%)
    ALLTEL Corp.......................................  40,000    1,790,400
                                                               ------------
    Electric Utilities (1.5%)
    FPL Group, Inc....................................  30,000    1,767,900
                                                               ------------
    Electrical Equipment (1.1%)
    American Power Conversion Corp.(b)................  90,000    1,281,600
                                                               ------------
    Electronic Components (1.1%)
    AVX Corp.......................................... 140,000    1,260,000
                                                               ------------
    Energy Equipment & Services (0.8%)
    Tidewater, Inc....................................  32,000      919,040
                                                               ------------
    Finance Companies (0.8%)
    American Capital Strategies, Ltd..................  44,000      985,600
                                                               ------------
    Food & Drug Retailing (2.2%)
    Longs Drug Stores Corp............................  30,000      450,000
    Ruddick Corp......................................  50,000      615,000
    SUPERVALU, Inc....................................  95,000    1,472,500
                                                               ------------
                                                                  2,537,500
                                                               ------------

                                                       Shares     Value
                                                       ------- ------------
    Common Stocks, continued
    Food Preparations (1.5%)
    Sensient Technologies Corp........................  88,000 $  1,761,760
                                                               ------------
    Food Products (1.0%)
    Heinz (H.J.) Co...................................  40,000    1,168,000
                                                               ------------
    Gas Utilities (5.2%)
    National Fuel Gas Co..............................  72,000    1,574,640
    New Jersey Resources Corp.........................  30,000      979,500
    NiSource, Inc.....................................  59,000    1,073,800
    Northwest Natural Gas Co..........................  44,000    1,104,400
    Piedmont Natural Gas Company, Inc.................  40,000    1,426,000
                                                               ------------
                                                                  6,158,340
                                                               ------------
    Health Care (2.1%)
    AdvancePCS(b).....................................  88,000    2,493,920
                                                               ------------
    Health Care Equipment & Supplies (4.2%)
    Arrow International, Inc..........................  25,000    1,016,750
    Becton, Dickinson & Co............................  53,000    1,825,320
    C.R. Bard, Inc....................................  20,000    1,261,200
    West Pharmaceutical Services, Inc.................  43,000      842,800
                                                               ------------
                                                                  4,946,070
                                                               ------------
    Household Durables (0.7%)
    American Greetings Corp.(b).......................  66,000      864,600
                                                               ------------
    Insurance (7.6%)
    Allstate Corp.....................................  33,000    1,094,610
    Ambac Financial Group, Inc........................  30,000    1,515,600
    Erie Indemnity Co.................................  22,000      798,600
    First American Corp...............................  88,000    2,147,200
    Jefferson-Pilot Corp..............................  85,000    3,270,799
                                                               ------------
                                                                  8,826,809
                                                               ------------
    Insurance Agents, Brokers, & Service (2.0%)
    Arthur J. Gallagher & Co..........................  98,000    2,405,900
                                                               ------------
    Investment Advisory Service (1.3%)
    Nuveen Investments -- Class A.....................  66,000    1,475,100
                                                               ------------
    Machinery (4.5%)
    Lincoln Electric Holdings, Inc....................  64,000    1,155,840
    Pall Corp.........................................  50,000    1,000,000
    Parker-Hannifin Corp..............................  15,000      581,100
    SPX Corp.(b)......................................  44,000    1,503,040
    Stewart & Stevenson Services, Inc.................  93,000    1,013,700
                                                               ------------
                                                                  5,253,680
                                                               ------------
    Media (5.5%)
    Cox Communications, Inc.(b).......................  32,000      995,520
    Knight-Ridder, Inc................................  20,000    1,170,000
    Macrovision Corp.(b)..............................  50,000      599,500
    McGraw-Hill Companies, Inc........................  25,000    1,389,750
    Media General, Inc. -- Class A....................  20,000      984,800
    Tribune Co........................................  30,000    1,350,300
                                                               ------------
                                                                  6,489,870
                                                               ------------
    Metals & Mining (1.2%)
    Worthington Industries, Inc....................... 120,000    1,431,600
                                                               ------------
    Multi-Utilities & Unregulated Power (0.6%)
    Duke Energy Corp..................................  50,000      727,000
                                                               ------------
    Oil & Gas (5.5%)
    Burlington Resources, Inc.........................  28,000    1,335,880
    EOG Resources, Inc................................  16,000      632,960
    Kerr-McGee Corp...................................  63,000    2,558,430

                                   Continued

Mid Cap Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                                       Shares     Value
                                                       ------- ------------
    Common Stocks, continued
    Oil & Gas, continued
    Murphy Oil Corp...................................  20,000 $    883,400
    Sunoco, Inc.......................................  30,000    1,097,100
                                                               ------------
                                                                  6,507,770
                                                               ------------
    Paper & Forest Products (1.1%)
    Rayonier, Inc.....................................  30,000    1,321,800
                                                               ------------
    Pharmaceuticals (4.6%)
    Mylan Laboratories, Inc...........................  97,500    2,803,125
    Perrigo Co........................................ 115,000    1,366,200
    Watson Pharmaceuticals, Inc.(b)...................  44,000    1,265,880
                                                               ------------
                                                                  5,435,205
                                                               ------------
    Real Estate (3.9%)
    Equity Inns, Inc.................................. 140,000      819,000
    Gables Residential Trust..........................  40,000    1,070,400
    ProLogis Trust....................................  50,000    1,266,000
    Sovran Self Storage, Inc..........................  50,000    1,424,000
                                                               ------------
                                                                  4,579,400
                                                               ------------
    Real Estate Investment Trusts (0.9%)
    Hospitality Properties Trust......................  33,000    1,008,150
                                                               ------------
    Restaurants (1.5%)
    Outback Steakhouse, Inc...........................  50,000    1,769,000
                                                               ------------
    Road & Rail (0.6%)
    Burlington Northern Santa Fe Corp.................  30,000      747,000
                                                               ------------
    Semiconductor Equipment & Products (1.0%)
    National Semiconductor Corp.(b)...................  70,000    1,192,800
                                                               ------------

                                                       Shares       Value
                                                      --------- ------------
   Common Stocks, continued
   Specialty Retail (1.3%)
   Cato Corp.........................................    66,000 $  1,256,640
   Circuit City Group................................    54,000      280,800
                                                                ------------
                                                                   1,537,440
                                                                ------------
   Surgical Appliances & Supplies (1.0%)
   Mentor Corp.......................................    66,000    1,129,260
                                                                ------------
   Tobacco (1.2%)
   UST, Inc..........................................    52,000    1,435,200
                                                                ------------
   Trading Companies & Distributors (1.8%)
   Genuine Parts Co..................................    70,000    2,135,700
                                                                ------------
   Water Utilities (0.8%)
   American States Water Co..........................    37,500      896,250
                                                                ------------
   Wireless Telecommunication Services (0.6%)
   Wireless Facilities, Inc.(b)......................   119,000      686,630
                                                                ------------
    Total Common Stocks                                          112,038,952
                                                                ------------
   Investment Companies (8.7%)
   Federated Government Obligations Fund............. 5,000,000    5,000,000
   Federated Prime Cash Obligations Fund............. 5,266,668    5,266,668
                                                                ------------
    Total Investment Companies                                    10,266,668
                                                                ------------
   Total Investments (Cost $123,117,431)(a) -- 103.8%            122,305,620
   Liabilities in excess of other assets -- (3.8)%...             (4,495,199)
                                                                ------------
   Net Assets -- 100.0%..............................           $117,810,421
                                                                ============

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

                   Unrealized appreciation.... $ 10,129,743
                   Unrealized depreciation....  (10,941,554)
                                               ------------
                   Net unrealized depreciation $   (811,811)
                                               ============

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Mid Cap Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                                      Shares     Value
                                                      ------- -----------
       Common Stocks (93.6%)
       Aerospace & Defense (0.9%)
       L-3 Communications Holdings, Inc.(b)..........  18,000 $   723,060
                                                              -----------
       Biotechnology (3.3%)
       Cephalon, Inc.(b).............................  15,000     599,100
       Gilead Sciences, Inc.(b)......................  51,000   2,141,490
                                                              -----------
                                                                2,740,590
                                                              -----------
       Business Services (1.1%)
       Manpower, Inc.................................  31,500     941,220
                                                              -----------
       Commercial Services & Supplies (1.8%)
       ChoicePoint, Inc.(b)..........................  24,000     813,600
       Fiserv, Inc.(b)...............................  22,500     708,300
                                                              -----------
                                                                1,521,900
                                                              -----------
       Computer Services (1.7%)
       CheckFree Corp.(b)............................  36,500     820,520
       Network Associates, Inc.(b)...................  43,000     593,830
                                                              -----------
                                                                1,414,350
                                                              -----------
       Computer Software (0.8%)
       BMC Software, Inc.(b).........................  42,500     641,325
                                                              -----------
       Construction & Engineering (2.1%)
       Jacobs Engineering Group, Inc.(b).............  41,000   1,722,410
                                                              -----------
       Data Processing & Preparation (0.9%)
       WebMD Corp.(b)................................  83,000     748,660
                                                              -----------
       Diversified Financials (1.1%)
       Legg Mason, Inc...............................  17,700     862,698
                                                              -----------
       Educational Services (4.4%)
       Apollo Group, Inc. -- Class A(b)..............  27,500   1,372,250
       Career Education Corp.(b).....................  26,500   1,296,380
       Corinthian Colleges, Inc.(b)..................  24,000     948,000
                                                              -----------
                                                                3,616,630
                                                              -----------
       Electronic Components -- Semiconductors (4.5%)
       Analog Devices, Inc.(b).......................  52,000   1,430,000
       Marvell Technology Group Ltd.(b)..............  50,000   1,059,500
       Silicon Laboratories, Inc.(b).................  46,000   1,202,900
                                                              -----------
                                                                3,692,400
                                                              -----------
       Electronics (5.4%)
       Emulex Corp.(b)...............................  41,000     785,150
       Flextronics International Ltd.(b)............. 172,000   1,499,840
       Harman International Industries, Inc..........  26,000   1,522,820
       Symbol Technologies, Inc......................  74,500     641,445
                                                              -----------
                                                                4,449,255
                                                              -----------
       Energy Equipment & Services (4.2%)
       Cooper Cameron Corp.(b).......................  19,000     940,690
       Patterson-UTI Energy, Inc.(b).................  46,600   1,507,976
       Smith International, Inc.(b)..................  28,000     986,440
                                                              -----------
                                                                3,435,106
                                                              -----------
       Financial -- Investment Banker/Broker (2.0%)
       The Bear Stearns Companies, Inc...............  25,000   1,640,000
                                                              -----------
       Food & Drug Retailing (1.3%)
       Whole Foods Market, Inc.(b)...................  18,500   1,029,340
                                                              -----------
       Food Services (0.9%)
       ARAMARK Corp. -- Class B(b)...................  33,500     767,150
                                                              -----------
       Health Care Equipment & Supplies (2.2%)
       Varian Medical Systems, Inc.(b)...............  33,000   1,779,690
                                                              -----------

                                                       Shares    Value
                                                       ------ -----------
      Common Stocks, continued
      Health Care Providers & Services (9.5%)
      AdvancePCS(b)................................... 35,000 $   991,900
      Anthem, Inc.(b)................................. 18,000   1,192,500
      Caremark Rx, Inc.(b)............................ 49,000     889,350
      First Health Group Corp.(b)..................... 31,000     788,640
      Omnicare, Inc................................... 30,000     816,300
      Patterson Dental Co.(b)......................... 18,000     826,740
      Quest Diagnostics, Inc.(b)...................... 13,000     775,970
      Universal Health Services, Inc. -- Class B(b)... 18,400     750,168
      Wellpoint Health Networks, Inc.(b).............. 11,000     844,250
                                                              -----------
                                                                7,875,818
                                                              -----------
      Hotels, Restaurants & Leisure (1.1%)
      Brinker International, Inc.(b).................. 28,500     869,250
                                                              -----------
      Household Durables (1.6%)
      NVR, Inc.(b)....................................  3,900   1,283,100
                                                              -----------
      Insurance (2.7%)
      Brown & Brown, Inc.............................. 32,000   1,001,920
      Willis Group Holdings Ltd....................... 43,000   1,191,100
                                                              -----------
                                                                2,193,020
                                                              -----------
      IT Consulting & Services (0.9%)
      Affiliated Computer Services, Inc.(b)........... 17,500     774,550
                                                              -----------
      Media (1.7%)
      Cox Radio, Inc. -- Class A(b)................... 28,500     588,810
      USA Interactive(b).............................. 29,000     776,910
                                                              -----------
                                                                1,365,720
                                                              -----------
      Medical Equipment & Supplies (1.2%)
      Zimmer Holdings, Inc.(b)........................ 19,500     948,285
                                                              -----------
      Medical Instruments (1.8%)
      Biomet, Inc..................................... 26,500     812,225
      DENTSPLY International, Inc..................... 20,000     695,800
                                                              -----------
                                                                1,508,025
                                                              -----------
      Misc. Home Furnishings Stores (1.1%)
      Williams -- Sonoma, Inc.(b)..................... 42,000     915,600
                                                              -----------
      Motion Picture Theaters, Ex Drive-In (0.8%)
      Regal Entertainment Group, Class A.............. 38,500     691,075
                                                              -----------
      Multiline Retail (1.9%)
      Big Lots, Inc.(b)............................... 56,000     630,000
      Family Dollar Stores, Inc....................... 30,000     926,400
                                                              -----------
                                                                1,556,400
                                                              -----------
      Oil & Gas Exploration Products & Services (2.3%)
      Apache Corp..................................... 12,600     777,924
      Pioneer Natural Resources Co.(b)................ 45,000   1,129,500
                                                              -----------
                                                                1,907,424
                                                              -----------
      Personal Products (0.9%)
      Alberto-Culver Co. -- Class B................... 15,500     763,840
                                                              -----------
      Petroleum Refining (1.0%)
      Valero Energy Corp.............................. 19,000     786,220
                                                              -----------
      Pharmaceuticals (4.7%)
      Allergan, Inc................................... 11,500     784,415
      Forest Laboratories, Inc.(b).................... 17,000     917,490
      Pharmaceutical Product Development, Inc.(b)..... 25,000     671,275
      Teva Pharmaceutical Industries Ltd.............. 35,000   1,457,750
                                                              -----------
                                                                3,830,930
                                                              -----------

                                   Continued

Mid Cap Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                                     Shares     Value
                                                     ------- -----------
        Common Stocks, continued
        Printers & Related Products (1.0%)
        Zebra Technologies Corporation -- Class A(b)  13,000 $   837,200
                                                             -----------
        Retail (1.0%)
        Abercrombie & Fitch Co. -- Class A(b).......  26,000     780,780
                                                             -----------
        Retail -- General Merchandise (1.2%)
        Amazon.com, Inc.(b).........................  36,500     950,095
                                                             -----------
        Software (4.8%)
        Electronic Arts, Inc.(b)....................  15,000     879,600
        Fair Issac Corp.............................  19,000     965,580
        PeopleSoft, Inc.(b).........................  40,500     619,650
        Symantec Corp.(b)...........................  37,500   1,469,250
                                                             -----------
                                                               3,934,080
                                                             -----------
        Specialty Retail (7.3%)
        Advance Auto Parts, Inc.(b).................  16,000     740,000
        Bed Bath & Beyond, Inc.(b)..................  22,000     759,880
        PETsMART, Inc.(b)........................... 107,000   1,348,200
        Pier 1 Imports, Inc.........................  39,000     618,540
        Rent-A-Center, Inc.(b)......................  17,000     930,070
        Ross Stores, Inc............................  22,000     795,300
        Starbucks Corp.(b)..........................  34,000     875,840
                                                             -----------
                                                               6,067,830
                                                             -----------

                                                      Shares      Value
                                                     --------- -----------
     Common Stocks, continued
     Telephone & Telegraph Apparatus (0.9%)
     Juniper Networks, Inc.(b)......................    93,000 $   759,810
                                                               -----------
     Textiles Apparel & Luxury Goods (1.7%)
     Coach, Inc.(b).................................    35,400   1,356,882
                                                               -----------
     Trading Companies & Distributors (0.8%)
     Fastenal Co....................................    22,000     620,180
                                                               -----------
     Transportation Services (1.0%)
     C.H. Robinson Worldwide, Inc...................    25,500     833,850
                                                               -----------
     Wireless Telecommunication Services (2.1%)
     Nextel Communications, Inc. -- Class A(b)......    67,000     897,130
     UTStarcom, Inc.(b).............................    43,000     859,570
                                                               -----------
                                                                 1,756,700
                                                               -----------
       Total Common Stocks                                      76,892,448
                                                               -----------
     Investment Companies (8.0%)
     Federated Prime Obligations Fund............... 3,112,685   3,112,685
     Federated Prime Cash Obligations Fund.......... 3,424,269   3,424,269
                                                               -----------
       Total Investment Companies                                6,536,954
                                                               -----------
     Total Investments
      (Cost $79,885,091)(a) -- 101.6%                           83,429,402
     Liabilities in excess of other assets -- (1.6%)            (1,295,559)
                                                               -----------
     Net Assets -- 100.0%...........................           $82,133,843
                                                               ===========

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $ 8,113,054
                    Unrealized depreciation....  (4,568,743)
                                                -----------
                    Net unrealized appreciation $ 3,544,311
                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Small Company Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                           Shares     Value
                                           ------- ------------
Common Stocks (95.6%)
Aerospace & Defense (2.7%)
Alliant Techsystems, Inc.(b)..............  15,000 $    810,150
Herley Industries, Inc.(b)................  76,065    1,307,557
Sensytech, Inc.(b)........................  92,100      915,474
                                                   ------------
                                                      3,033,181
                                                   ------------
Apparel Manufacturers (1.1%)
Quiksilver, Inc.(b).......................  40,000    1,224,800
                                                   ------------
Applications Software (1.5%)
Embarcadero Technologies, Inc.(b).........  30,000      189,624
Epiq Systems, Inc.(b).....................  47,800      917,760
Interwoven, Inc.(b)....................... 138,700      252,434
Mercury Interactive Corp.(b)..............  10,000      296,800
                                                   ------------
                                                      1,656,618
                                                   ------------
Banks (10.9%)
Dime Community Bancshares.................  60,000    1,369,800
Downey Financial Corp.....................  40,000    1,576,400
Harbor Florida Bancshares, Inc............  55,100    1,287,136
Prosperity Bancshares, Inc................  71,200    1,180,496
Provident Bankshares Corp.................  42,500      980,900
Roslyn Bancorp, Inc.......................  65,000    1,168,700
Seacoast Financial Services Corp..........  55,900    1,020,225
South Financial Group, Inc................  45,000      974,250
Southwest Bancorporation of Texas, Inc.(b)  52,500    1,576,576
United Bankshares, Inc....................  37,100    1,027,670
                                                   ------------
                                                     12,162,153
                                                   ------------
Biotechnology (2.3%)
Neurocrine Biosciences, Inc.(b)...........  28,500    1,190,730
Trimeris, Inc.(b).........................  32,700    1,346,586
                                                   ------------
                                                      2,537,316
                                                   ------------
Commercial Services & Supplies (4.4%)
Career Education Corp.(b).................  36,900    1,805,148
Corinthian Colleges, Inc.(b)..............  46,300    1,828,850
FTI Consulting, Inc.(b)...................  29,100    1,345,002
                                                   ------------
                                                      4,979,000
                                                   ------------
Commercial Services -- Finance (0.3%)
PRG-Schultz International, Inc.(b)........  53,000      382,130
                                                   ------------
Computers & Peripherals (1.0%)
Neoware Systems, Inc.(b)..................  87,000    1,088,370
                                                   ------------
Computer & Software Stores (1.0%)
Gamestop Corp.(b).........................  90,000    1,080,000
                                                   ------------
Computer Data Security (0.5%)
ActivCard Corp.(b)........................  35,000      345,100
Netscreen Technologies, Inc.(b)...........  10,000      167,800
                                                   ------------
                                                        512,900
                                                   ------------
Computer Storage Devices (0.7%)
Advanced Digital Information Corp.(b)..... 120,000      826,800
                                                   ------------
Consulting Services (1.4%)
Corporate Executive Board Co.(b)..........  43,000    1,531,660
                                                   ------------
Consumer Products -- Miscellaneous (1.9%)
Central Garden & Pet Co.(b)...............  50,000    1,082,000
Fossil, Inc.(b)...........................  60,000    1,033,200
                                                   ------------
                                                      2,115,200
                                                   ------------
Diagnostic Equipment (1.3%)
Gen-Probe, Inc.(b)........................  63,000    1,426,320
                                                   ------------

                                          Shares     Value
                                          ------- ------------
Common Stocks, continued
Diversified Financials (0.2%)
New Century Financial Corp...............   7,000 $    218,267
                                                  ------------
Electronic Components (4.4%)
Artisan Components, Inc.(b)..............  60,000      969,660
Cree Research, Inc.(b)...................  45,000      833,400
Helix Technology Corp....................  30,000      258,300
Integrated Circuit Systems, Inc.(b)......  20,000      434,000
Intersil Corp., Class A(b)...............  50,000      778,000
Silicon Laboratories, Inc.(b)............  40,000    1,046,000
Skyworks Solutions, Inc.(b)..............  99,000      616,770
                                                  ------------
                                                     4,936,130
                                                  ------------
Electronic Equipment & Instruments (2.8%)
FLIR Systems, Inc.(b)....................  40,000    1,896,400
Itron, Inc.(b)...........................  15,000      250,650
Trimble Navigation, Ltd.(b)..............  52,900    1,001,926
                                                  ------------
                                                     3,148,976
                                                  ------------
Electronics -- Military (1.3%)
EDO Corp.................................  20,000      362,000
Engineered Support Systems...............  29,100    1,139,265
                                                  ------------
                                                     1,501,265
                                                  ------------
Energy Equipment & Services (3.0%)
National-Oilwell, Inc.(b)................  43,400      971,726
Patterson-UTI Energy, Inc.(b)............  43,800    1,417,368
Pride International, Inc.(b).............  70,000      944,300
                                                  ------------
                                                     3,333,394
                                                  ------------
Farm Supplies (0.4%)
Tractor Supply Co.(b)....................  15,000      495,300
                                                  ------------
Food & Drug Retailing (2.9%)
Performance Food Group Co.(b)............  59,000    1,808,940
United Natural Foods, Inc.(b)............  56,000    1,428,000
                                                  ------------
                                                     3,236,940
                                                  ------------
Health Care Equipment & Supplies (1.2%)
Respironics, Inc.(b).....................  40,000    1,374,840
                                                  ------------
Health Care Providers & Services (3.4%)
Accredo Health, Inc.(b)..................  76,750    1,868,018
Medical Resources, Inc.(b)...............     269           --
Priority Healthcare Corp., Series B(b)...  74,000    1,972,100
                                                  ------------
                                                     3,840,118
                                                  ------------
Hotels, Restaurants & Leisure (2.7%)
GTECH Holdings Corp.(b)..................  31,600    1,032,056
P.F. Chang's China Bistro, Inc.(b).......  25,000      925,000
RARE Hospitality International, Inc.(b)..  39,900    1,110,816
                                                  ------------
                                                     3,067,872
                                                  ------------
Household Durables (0.0%)
Vialta, Inc. -- Class A(b)...............   1,081          432
                                                  ------------
Insurance (2.9%).........................
Alfa Corp................................  45,000      522,495
Brown & Brown, Inc.......................  55,000    1,722,050
Hilb, Rogal & Hamilton Co................  32,000      999,680
                                                  ------------
                                                     3,244,225
                                                  ------------
Internet Content -- Information (1.2%)
ProQuest Co.(b)..........................  65,000    1,343,550
                                                  ------------
Internet Software & Services (7.6%)
Altiris, Inc.(b)......................... 101,000    1,261,490

                                   Continued

Small Company Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                         Shares     Value
                                         ------- ------------
Common Stocks, continued
Internet Software & Services, continued
CheckFree Corporation(b)................  41,300 $    928,424
Internet Security Systems, Inc.(b)......  70,000      695,100
Netease.com, Inc.(b)....................  40,000      598,000
NetFlix, Inc.(b)........................ 115,000    2,340,250
RealNetworks, Inc.(b)...................  54,000      223,020
S1 Corp.(b)............................. 160,600      822,272
SINA Corp.(b)...........................   6,000       48,060
Sohu.com, Inc.(b).......................  40,300      440,479
Websense, Inc.(b).......................  79,600    1,167,732
                                                 ------------
                                                    8,524,827
                                                 ------------
Lawn & Garden Equipment (0.9%)
Toro Co.................................  14,000      980,700
                                                 ------------
Medical Information Systems (1.3%)
Cerner Corp.(b).........................  43,300    1,402,054
                                                 ------------
Medical Instruments (2.9%)
BioLase Technology, Inc.(b)............. 100,000      820,000
Edwards Lifesciences Corp.(b)...........  40,000    1,096,000
SurModics, Inc.(b)......................  43,500    1,344,585
                                                 ------------
                                                    3,260,585
                                                 ------------
Medical Products (1.5%)
Integra LifeSciences Holdings(b)........  45,000    1,035,000
Wright Medical Group, Inc.(b)...........  39,700      695,544
                                                 ------------
                                                    1,730,544
                                                 ------------
Metals & Mining (0.5%)
Freeport-McMoRan Copper & Gold, Inc. --
 Class B(b).............................  20,000      341,000
Harmony Gold Mining.....................  10,000      122,300
Royal Gold, Inc.........................  10,000      145,900
                                                 ------------
                                                      609,200
                                                 ------------
Oil & Gas (1.4%)
XTO Energy, Inc.........................  85,066    1,616,254
                                                 ------------
Oil & Gas Exploration Products & Services (1.1%)
Lone Star Technologies, Inc.(b).........  16,100      340,032
Rowan Cos., Inc.........................  45,000      884,700
                                                 ------------
                                                    1,224,732
                                                 ------------
Pharmaceuticals (8.3%)
Angiotech Pharmaceuticals, Inc.(b)......  65,000    1,294,800
Eon Labs, Inc.(b).......................  68,400    1,826,280
Medicines Co.(b)........................  40,000      745,600
Noven Pharmaceuticals, Inc.(b)..........  53,200      751,184
Pharmaceutical Resources, Inc.(b).......  52,600    2,234,448
Scios, Inc.(b)..........................  30,000    1,321,800
Taro Pharmaceutical Industries, Ltd.(b).  30,000    1,148,400
                                                 ------------
                                                    9,322,512
                                                 ------------

                                                 Shares       Value
                                                --------- ------------
Common Stocks, continued
Radio (0.2%)
XM Satellite Radio Holdings, Inc. --
 Class A(b)....................................    30,000 $    176,700
                                                          ------------
Real Estate Investment Trusts (0.9%)
Developers Diversified Realty Corp.............    40,000      966,000
                                                          ------------
Retail -- Miscellaneous (0.5%)
Blue Rhino Corp.(b)............................    50,500      515,605
                                                          ------------
Road & Rail (0.5%)
Landstar System, Inc.(b).......................     9,900      569,250
                                                          ------------
Software (5.0%)
Fair, Issac & Co., Inc.........................    58,000    2,947,560
Kronos, Inc.(b)................................    31,500    1,104,075
Take-Two Interactive Software, Inc.(b).........    68,000    1,519,800
                                                          ------------
                                                             5,571,435
                                                          ------------
Specialty Retail (1.5%)
Linens 'N Things, Inc.(b)......................    27,316      555,061
Urban Outfitters, Inc.(b)......................    50,000    1,125,000
                                                          ------------
                                                             1,680,061
                                                          ------------
Telecommunications (2.0%)
Advanced Fibre Communications, Inc.(b).........    25,000      378,500
AO VimpelCom(b)................................    40,000    1,380,000
Nextel Partners, Inc. -- Class A(b)............   105,000      529,200
                                                          ------------
                                                             2,287,700
                                                          ------------
Toys (0.5%)
Leapfrog Enterprises, Inc.(b)..................    25,000      596,000
                                                          ------------
Transportation Services (1.6%)
UTI Worldwide, Inc.............................    49,000    1,372,000
Werner Enterprises, Inc........................    24,000      462,240
                                                          ------------
                                                             1,834,240
                                                          ------------
  Total Common Stocks                                      107,166,156
                                                          ------------
Exchange Traded Funds (1.0%)
iShares Trust Russell 2000 Index Fund..........    15,000    1,080,000
                                                          ------------
Investment Companies (4.7%)
Federated Government Obligations Fund..........   356,609      356,609
Federated Prime Cash Obligation Fund........... 4,883,245    4,883,245
                                                          ------------
  Total Investment Companies                                 5,239,854
                                                          ------------
Total Investments
 (Cost $107,892,108)(a) -- 101.3%                          113,486,010
Liabilities in excess of other assets -- (1.3)%             (1,441,466)
                                                          ------------
Net Assets -- 100.0%...........................           $112,044,544
                                                          ============

--------
(a)Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $10,458,684
                    Unrealized depreciation....  (4,864,782)
                                                -----------
                    Net unrealized appreciation $ 5,593,902
                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

International Equity Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                            Shares      Value
                                           --------- ------------
Common Stocks (88.7%)
Australia (0.8%)
Telecommunications (0.8%)
Telstra Corp., Ltd........................   524,500 $  1,290,008
                                                     ------------
Hong Kong (1.6%)
Airline Services (1.6%)
Cathay Pacific Airways Ltd................ 2,005,901    2,443,257
                                                     ------------
France (9.0%)
Auto Components (0.5%)
Valeo SA(b)...............................    32,228      710,729
                                                     ------------
Banks (1.7%)
BNP Paribas SA............................    68,184    2,730,567
                                                     ------------
Building Products (1.1%)
Compagnie de Saint-Gobain.................    63,060    1,742,984
                                                     ------------
Food & Drug Retailing (1.4%)
Carrefour SA..............................    57,763    2,187,806
                                                     ------------
Health Care Equipment & Supplies (1.9%)
Essilor International SA..................    77,465    3,008,416
                                                     ------------
Oil & Gas (2.4%)
Total Fina Elf SA.........................    29,321    3,711,429
                                                     ------------
                                                       14,091,931
                                                     ------------
Germany (2.1%)
Banks (1.0%)
Deutsche Bank AG..........................    35,869    1,510,814
                                                     ------------
Diversified Products (1.1%)
Siemens AG................................    41,608    1,707,139
                                                     ------------
                                                        3,217,953
                                                     ------------
Great Britain (19.5%)
Bank Holding Companies (2.6%)
HSBC Holdings PLC.........................   397,498    4,077,701
                                                     ------------
Food Products (2.7%)
Unilever PLC..............................   462,609    4,284,966
                                                     ------------
Gas -- Distribution (1.1%)
Centrica PLC(b)...........................   786,268    1,792,760
                                                     ------------
Insurance (0.9%)
Legal & General Group PLC................. 1,256,866    1,380,732
                                                     ------------
Media (2.4%)
British Sky Broadcasting Group PLC(b).....   370,672    3,670,680
                                                     ------------
Oil & Gas (4.0%)
BP PLC....................................   995,511    6,313,888
                                                     ------------
Pharmaceuticals (3.0%)
GlaxoSmithKline PLC.......................   266,990    4,697,058
                                                     ------------
Retail -- Building (1.3%)
Kingfisher PLC............................   555,966    2,021,212
                                                     ------------
Wireless Telecommunication Services (1.5%)
mmO2 PLC(b)............................... 3,323,197    2,350,633
                                                     ------------
                                                       30,589,630
                                                     ------------
Greece (1.5%)
Electric-Integrated (1.5%)
Public Power Corp.........................   159,125    2,288,538
                                                     ------------
Italy (1.5%)
Electric-Integrated (1.5%)
Enel S.p.A(b).............................   419,422    2,393,631
                                                     ------------

                                              Shares     Value
                                              ------- ------------
Common Stocks, continued
Japan (17.6%)
Bank Holding Companies (1.0%)
Sumitomo Mitsui Financial Group, Inc.........     836 $  1,494,620
                                                      ------------
Diversified Financials (1.0%)
Nomura Holdings, Inc......................... 155,000    1,614,311
                                                      ------------
Electronic Equipment & Instruments (1.3%)
Kyocera Corp.................................  41,100    2,038,017
                                                      ------------
Gas Utilities (1.7%)
Tokyo Gas Company, Ltd....................... 841,000    2,609,951
                                                      ------------
Multiline Retail (2.2%)
ITO-Yokado Co., Ltd.......................... 125,000    3,373,250
                                                      ------------
Pharmaceuticals (4.9%)
Chugai Pharmaceutical Co., Ltd............... 306,000    3,094,063
Takeda Chemical Industries, Ltd.............. 122,000    4,557,767
                                                      ------------
                                                         7,651,830
                                                      ------------
Photographic Products (1.8%)
Fuji Photo Film Co., Ltd.....................  94,000    2,885,478
                                                      ------------
Telecommunications (1.5%)
NTT DoCoMo, Inc..............................   1,254    2,337,106
                                                      ------------
Trading Companies & Distributors (2.2%)
Mitsubishi Corp.............................. 560,000    3,456,907
                                                      ------------
                                                        27,461,470
                                                      ------------
South Korea (3.0%)
Electronics (0.9%)
Samsung Electronics Co., Ltd.................   6,220    1,408,171
                                                      ------------
Multiline Retail (0.8%)
Shinsegae Company, Ltd.......................  12,520    1,272,510
                                                      ------------
Steel (1.3%)
POSCO........................................  25,050    1,966,937
                                                      ------------
                                                         4,647,618
                                                      ------------
Netherlands (6.5%)
Air Freight & Logistics (1.1%)
TNT Post Group NV............................ 112,571    1,714,811
                                                      ------------
Diversified Financials (1.1%)
ING Groep NV................................. 146,496    1,692,880
                                                      ------------
Diversified Telecommunication Services (2.1%)
Koninklijke (Royal) KPN NV(b)................ 513,868    3,297,109
                                                      ------------
Media (2.3%)
Reed Elsevier NV............................. 350,545    3,530,610
                                                      ------------
                                                        10,235,410
                                                      ------------
Norway (1.6%)
Oil & Gas (1.6%)
Statoil ASA.................................. 316,990    2,468,055
                                                      ------------
Singapore (2.3%)
Banks (2.3%)
DBS Group Holdings, Ltd...................... 680,193    3,545,181
                                                      ------------
South Africa (1.3%)
Metals & Mining (1.3%)
Gold Fields, Ltd............................. 189,497    2,027,144
                                                      ------------
Spain (6.9%)
Banking & Finance (2.0%)
Banco Bilbao Vizcaya Argentaria, SA(b)....... 373,046    3,105,927
                                                      ------------

                                   Continued

International Equity Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                            Shares     Value
                                            ------- ------------
Common Stocks, continued
Spain, continued
Diversified Telecommunication Services (2.3%)
Telefonica, SA............................. 389,331 $  3,640,862
                                                    ------------
Electric Utilities (2.6%)
Iberdrola, SA.............................. 250,193    4,076,048
                                                    ------------
                                                      10,822,837
                                                    ------------
Sweden (4.6%)
Building Products (1.2%)
Assa Abloy AB.............................. 235,208    1,927,946
                                                    ------------
Commercial Services & Supplies (1.3%)
Securitas AB............................... 211,879    1,999,106
                                                    ------------
Diversified Manufacturing Operations (1.0%)
Atlas Copco AB.............................  75,132    1,484,218
                                                    ------------
Specialty Retail (1.1%)
Hennes & Mauritz AB........................  84,083    1,765,168
                                                    ------------
                                                       7,176,438
                                                    ------------
Switzerland (7.4%)
Banks (2.2%)
UBS AG.....................................  80,782    3,437,023
                                                    ------------

                                    Shares       Value
                                  ---------- ------------
Common Stocks, continued
Switzerland, continued
Chemicals (0.9%)
Syngenta AG......................     30,011 $  1,367,922
                                             ------------
Insurance (1.1%)
Zurich Financial Services AG.....     20,523    1,746,380
                                             ------------
Pharmaceuticals (3.2%)
Roche Holding AG.................     83,142    4,977,015
                                             ------------
                                               11,528,340
                                             ------------
Thailand (1.4%)
Banks (1.4%)
Bangkok Bank(b)..................  1,514,081    2,259,559
                                             ------------
  Total Common Stocks                         138,487,000
                                             ------------
Investment Company (12.0%)
Bank of New York, Brussels....... 18,758,622   18,758,622
                                             ------------
Total Investments
 (Cost $171,885,732)(a) -- 100.7%             157,245,622
Liabilities in excess of other
 assets -- (0.7%)................              (1,046,249)
                                             ------------
Net Assets -- 100.0%.............            $156,199,373
                                             ============

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

                   Unrealized appreciation.... $  4,649,704
                   Unrealized depreciation....  (19,289,814)
                                               ------------
                   Net unrealized depreciation $(14,640,110)
                                               ============

(b)Represents non-income producing securities.

   At March 31, 2003 the Fund's foreign currency exchange contracts were as follows:

                                                                Unrealized
                               Delivery  Contract    Market    Appreciation
    Currency                     Date     Value      Value    (Depreciation)
    --------                   -------- ---------- ---------- --------------
    Short
      Australian Dollar.......  4/1/03  $  790,187 $  795,585    $ 5,398
      Australian Dollar.......  4/2/03     482,000    483,040      1,040
                                ------  ---------- ----------    -------
       Total Short Contracts            $1,272,187 $1,278,625    $ 6,438
                                        ========== ==========    =======
    Long
      Japanese Yen............  4/1/03  $  348,690 $  344,102    $(4,588)
      Japanese Yen............  4/2/03     976,204    974,887     (1,317)
                                ------  ---------- ----------    -------
       Total Long Contracts             $1,324,894 $1,318,989    $(5,905)
                                        ========== ==========    =======

              See accompanying notes to the financial statements.

Short U.S. Government Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                                       Principal
                                                        Amount        Value
                                                       ---------- -------------
Asset Backed Securities (2.0%)
Utilities (2.0%)
PSE&G Transition Funding LLC, Series 2001-1, Class --
 A2, 5.74%, 3/15/07................................... $3,660,171 $   3,825,417
                                                                  -------------
Corporate Bonds (13.2%)
Banks (1.6%)
Bank of America Corp., 3.875%, 1/15/08................  3,000,000     3,073,101
                                                                  -------------
Building/Construction Products (1.7%)
Vulcan Materials Co., 5.75%, 4/1/04...................  3,000,000     3,123,933
                                                                  -------------
Computer Services (0.8%)
Computer Sciences Corp., 3.50%, 4/15/08...............  1,500,000     1,484,490
                                                                  -------------
Department Stores (1.6%)
WAL-MART Stores, 1.30%, 2/22/05*......................  3,000,000     2,996,631
                                                                  -------------
Financial Services (7.0%)
Citigroup, Inc., 1.419%, 2/7/05*......................  3,000,000     3,000,705
General Electric Capital Corp., 5.375%, 3/15/07.......  2,000,000     2,170,332
Household Finance Corp., 3.375%, 2/21/06..............  1,500,000     1,515,044
Lehman Brothers Holdings, 4.00%, 1/22/08..............  1,000,000     1,020,852
Morgan Stanley Dean Witter, Inc., 7.125%, 8/15/03.....  3,000,000     3,063,636
Verizon Global Funding Corp., 6.75%, 12/1/05..........  3,000,000     3,326,145
                                                                  -------------
                                                                     14,096,714
                                                                  -------------
 Total Corporate Bonds                                               24,774,869
                                                                  -------------
Mortgage-Backed Securities (34.5%)
Federal Home Loan Mortgage Corp. (13.1%)
5.00%, 12/1/08, Pool # M80714.........................  3,552,242     3,684,390
4.50%, 12/1/09, Pool # M80791.........................  9,841,901    10,087,113
4.50%, 1/1/10, Pool # M80792..........................  4,961,954     5,085,953
6.50%, 5/1/13, Pool # E00548..........................  1,405,791     1,485,402
6.00%, 9/1/16, Pool # E01049..........................  3,998,038     4,178,653
                                                                  -------------
                                                                     24,521,511
                                                                  -------------
Federal National Conventional Loan (8.0%)
4.50%, 1/1/10, Pool # 254626..........................  4,938,828     5,057,255
5.00%, 11/1/17, Pool # 254510.........................  4,778,178     4,918,100
5.00%, 12/1/17, Pool # 254545.........................  4,850,260     4,992,294
                                                                  -------------
                                                                     14,967,649
                                                                  -------------
Federal National Mortgage Assoc. (13.4%)
6.50%, 8/1/13, Pool # 251901..........................  3,301,285     3,498,354
6.00%, 3/1/16, Pool # 253702..........................  2,669,930     2,795,441
6.00%, 4/1/16, Pool # 535846..........................  2,534,039     2,653,162
6.50%, 4/1/16, Pool # 253706..........................  3,740,601     3,960,674
6.00%, 8/1/16, Pool # 545125..........................  1,776,549     1,859,662
6.00%, 2/25/17, Series 2001-29, Class -- GB, CMO......  3,839,539     3,891,242

                                                       Principal
                                                        Amount           Value
                                                       ----------    -------------
Mortgage-Backed Securities, continued
Federal National Mortgage Assoc., continued
6.00%, 7/25/19, Series 1999-27, Class -- CB, CMO...... $2,759,682    $   2,765,409
5.00%, 7/25/21, Series 2001-50, Class -- TV, CMO......  3,722,468        3,729,755
                                                                     -------------
                                                                        25,153,699
                                                                     -------------
 Total Mortgage-Backed Securities                                       64,642,859
                                                                     -------------
U.S. Government Agencies (38.9%)
Federal Home Loan Bank (9.9%)
5.125%, 9/15/03.......................................    250,000          254,535
4.75%, 6/28/04........................................  7,000,000        7,289,974
3.625%, 10/15/04......................................  5,000,000        5,161,125
4.125%, 1/14/05.......................................  3,500,000        3,650,945
4.625%, 4/15/05.......................................  2,000,000        2,115,368
                                                                     -------------
                                                                        18,471,947
                                                                     -------------
Federal Home Loan Mortgage Corp. (14.5%)
6.375%, 11/15/03......................................  4,000,000        4,129,008
5.00%, 5/15/04........................................  4,000,000        4,166,120
3.00%, 7/15/04........................................  3,000,000        3,063,897
4.25%, 6/15/05........................................  4,000,000        4,216,992
2.875%, 9/15/05.......................................  3,000,000        3,069,285
4.875%, 3/15/07.......................................  6,000,000        6,502,860
4.00%, 9/13/07, Callable 9/13/04 @ 100................  2,000,000        2,062,294
                                                                     -------------
                                                                        27,210,456
                                                                     -------------
Federal National Mortgage Assoc. (14.5%)
1.18%, 4/4/03**.......................................  5,000,000        4,999,505
1.18%, 4/7/03**.......................................  3,000,000        2,999,406
5.625%, 5/14/04.......................................  7,000,000        7,338,751
6.50%, 8/15/04........................................  2,500,000        2,676,073
7.00%, 7/15/05........................................    450,000          502,620
3.125%, 8/15/05, Callable 8/15/03 @ 100...............  4,000,000        4,023,256
6.63%, 10/15/07.......................................  4,000,000        4,631,620
                                                                     -------------
                                                                        27,171,231
                                                                     -------------
 Total U.S. Government Agencies                                         72,853,634
                                                                     -------------
U.S. Treasury Notes (7.7%)
3.875%, 7/31/03.......................................  6,000,000        6,055,080
2.75%, 10/31/03.......................................  6,500,000        6,561,191
3.875%, 1/15/09.......................................  1,661,655        1,893,248
                                                                     -------------
 Total U.S. Treasury Notes                                              14,509,519
                                                                     -------------
Investment Company (3.5%)
Federated Government Obligations Fund.................  6,600,737        6,600,737
                                                                     -------------
Total Investments (Cost $183,326,283)(a) -- 99.8%                      187,207,035
Other assets in excess of liabilities -- 0.2%.........                     317,973
                                                                     -------------
Net Assets -- 100.0%..................................               $ 187,525,008
                                                                     =============

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

              Unrealized appreciation................. $3,888,017
              Unrealized depreciation.................     (7,265)
                                                       ----------
              Net unrealized appreciation............. $3,880,752
                                                       ==========

* The interest rate for this variable note, which will change periodically, is based either on prime rate or an index of market rates. The rate reflected is the rate in effect as of March 31, 2003. The maturity date reflected is final maturity date.
** Rate disclosed represents the effective yield at the time of purchase. CMO -- Collateralized Mortgage Obligation.

              See accompanying notes to the financial statements.

Intermediate U.S. Government Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)


                                              Principal
                                               Amount       Value
                                             ----------- ------------
Asset Backed Securities (1.1%)
Utilities (1.1%)
PSE&G Transition Funding LLC, Series 2001-1,
 Class -- A2, 5.74%, 3/15/07................ $ 4,392,205 $  4,590,501
                                                         ------------
Corporate Bonds (10.1%)
Banking & Financial Services (6.4%)
AIG SunAmerica Global Financial,
 5.85%, 8/1/08..............................   5,000,000    5,523,690
Bank of America Corp., 7.125%, 9/15/06......   1,000,000    1,137,041
Bank of America Corp., 7.40%, 1/15/11.......   3,000,000    3,574,170
Citigroup, Inc., 7.25%, 10/1/10.............   4,000,000    4,739,092
Fleet Financial Group, 3.85%, 2/15/08.......   4,170,000    4,226,441
General Electric Capital Corp.,
 5.375%, 3/15/07............................   3,000,000    3,255,498
Goldman Sachs Group, Inc.,
 4.125%, 1/15/08............................   1,500,000    1,540,110
Morgan Stanley Dean Witter, 5.30%, 3/1/13...   1,000,000    1,018,840
Morgan Stanley Dean Witter, 6.10%, 4/15/06..   2,000,000    2,187,424
                                                         ------------
                                                           27,202,306
                                                         ------------
Brewery (0.5%)
Anheuser-Busch Cos., Inc., 4.375%, 1/15/13..   2,000,000    2,000,674
                                                         ------------
Computers (0.7%)
IBM Corp., 4.75%, 11/29/12..................   3,000,000    3,081,708
                                                         ------------
Petroleum Refining (0.3%)
ChevronTexaco Capital Co., 3.38%, 2/15/08...   1,170,000    1,185,199
                                                         ------------
Sovereign Agencies (1.3%)
Financing Corp., 8.60%, 9/26/19.............     500,000      693,231
Tennessee Valley Authority,
 6.25%, 12/15/17............................   4,050,000    4,653,211
                                                         ------------
                                                            5,346,442
                                                         ------------
Telecommunications (1.0%)
Verizon Pennsylvania, 5.65%, 11/15/11.......   4,000,000    4,265,600
                                                         ------------
  Total Corporate Bonds                                    43,081,929
                                                         ------------
Mortgage-Backed Securities (54.6%)
Federal Home Loan Mortgage Corp. (23.2%)
6.00%, 9/1/08, Pool # M80700................   2,369,437    2,463,865
5.00%, 11/1/09, Pool # M80779...............   9,608,126    9,957,636
6.50%, 5/1/13, Pool # E00548................   1,405,791    1,485,402
6.00%, 9/15/13, Series 2575, Class -- VN,
 CMO........................................   6,789,166    7,002,214
6.00%, 9/1/16, Pool # E01049................   5,535,745    5,785,828
6.00%, 5/1/17, Pool # E89746................   8,502,910    8,883,361
4.50%, 2/1/18, Pool # E94445................  14,944,374   15,192,714
5.50%, 12/15/22, Series 2542, Class -- DJ,
 CMO........................................   5,000,000    5,215,384
7.00%, 8/15/23, Series 1644, Class -- l,
 CMO........................................   5,000,000    5,341,838
2.463%, 1/15/24, Series 1666, Class -- FA,
 CMO*.......................................   2,586,049    2,592,042
6.00%, 2/1/31, Pool # CO1153................   3,341,937    3,465,954
6.50%, 12/1/31, Pool # C01271...............   4,284,584    4,469,875
1.68%, 4/15/31, Series 2456, Class -- FG,
 CMO*.......................................   1,737,041    1,735,904
3.60%, 12/15/31, Series 2485, Class -- FN,
 CMO*.......................................     708,243      707,850
6.50%, 2/1/32, Pool # C01297................   1,276,668    1,331,879
2.458%, 4/15/32, Series 2561, Class -- F,
 CMO*.......................................   5,603,954    5,573,663

                                             Principal
                                              Amount       Value
                                             ---------- ------------
Mortgage-Backed Securities, continued
Federal Home Loan Mortgage Corp., continued
5.00%, 10/15/32, Series 2553, Class -- DJ,
 CMO........................................ $4,976,398 $  4,965,471
2.588%, 10/15/32, Series 2513, Class -- KF,
 CMO*.......................................  2,675,511    2,677,591
2.588%, 10/15/32, Series 2514, Class -- FX,
 CMO*.......................................    620,764      621,282
1.68%, 10/15/32, Series 2515, Class -- FP,
 CMO*.......................................  9,734,244    9,711,326
                                                        ------------
                                                          99,181,079
                                                        ------------
Federal National Conventional Loan (11.4%)
6.00%, 10/1/08, Pool # 254041...............  2,042,848    2,126,255
6.00%, 2/1/09, Pool # 254243................  3,227,471    3,349,113
6.00%, 4/1/13, Pool # 251656................  1,320,471    1,385,360
6.50%, 12/1/13, Pool # 555005...............  1,563,515    1,659,727
5.00%, 11/1/17, Pool # 254510...............  4,778,178    4,918,100
5.00%, 12/1/17, Pool # 254545...............  4,850,260    4,992,294
5.00%, 1/1/18, Pool # 650205................ 14,844,731   15,272,335
6.00%, 1/1/23, Pool # 254633................  9,712,446   10,138,219
5.50%, 1/1/33, Pool # 678321................  4,979,314    5,091,195
                                                        ------------
                                                          48,932,598
                                                        ------------
Federal National Mortgage Assoc. (14.9%)
6.00%, 11/1/13, Pool # 323363...............  1,903,332    1,996,863
6.00%, 3/1/16, Pool # 253702................  1,067,972    1,118,176
6.00%, 4/1/16, Pool # 535846................  5,068,078    5,306,324
6.50%, 5/1/16, Pool # 253799................  4,470,265    4,733,268
6.00%, 8/1/16, Pool # 545125................  2,368,732    2,479,549
6.00%, 2/25/17, Series 2001-29, Class -- GB,
 CMO........................................  7,679,078    7,782,484
5.00%, 11/25/17, Series 2002-74, Class --
 YA, CMO....................................  2,868,811    2,918,761
4.50%, 1/25/18, Series 2002-94, Class -- HM,
 CMO........................................  8,000,000    7,848,206
6.00%, 7/25/19, Series 1999-27, Class -- CB,
 CMO........................................  2,759,682    2,765,409
5.00%, 7/25/21, Series 2001-50, Class -- TV,
 CMO........................................  3,722,468    3,729,755
6.50%, 12/18/25, Series 1997-59, Class -- V,
 CMO........................................    710,026      713,662
6.00%, 1/1/29, Pool # 252211................  2,605,434    2,707,329
2.205%, 10/25/31, Series 2002-70,
 Class -- FX, CMO*..........................  4,233,276    4,236,594
6.50%, 5/15/32, Pool # 569804...............  9,124,723    9,593,563
2.69%, 7/25/32, Series 2003-18, Class -- FP,
 CMO*.......................................  2,380,145    2,379,542
1.805%, 8/25/32, Series 2002-51,
 Class -- FZ*...............................  3,521,571    3,518,678
                                                        ------------
                                                          63,828,163
                                                        ------------
Government National Mortgage Assoc. (5.1%)
7.00%, 7/15/29, Pool # 510099...............  1,678,558    1,783,194
7.00%, 8/20/29, Pool # 2796.................  1,270,962    1,344,242
6.50%, 3/20/31, Pool # 3053.................  4,464,627    4,672,245
6.50%, 4/20/31, Pool # 3068.................  4,481,119    4,689,504
6.50%, 2/15/32, Pool # 538313...............  3,821,888    4,018,261
5.50%, 7/16/32, Series 2003-1, Class -- PE,
 CMO........................................  5,000,000    5,094,290
                                                        ------------
                                                          21,601,736
                                                        ------------
  Total Mortgage-Backed Securities                       233,543,576
                                                        ------------

                                   Continued

Intermediate U.S. Government Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                                        Principal
                                                         Amount       Value
                                                       ----------- ------------
Municipal Bonds (4.9%)
Education Bonds (1.5%)
Fulton County, Georgia Development Authority Revenue,
 Series A, 5.00%, 11/1/31............................. $ 2,240,000 $  2,269,770
Massachusetts State Health & Education Facilities
 Authority Revenue, 5.25%, 7/1/12, General Obligation
 of Institution.......................................   1,750,000    1,989,295
New Jersey State Education Facilities Authority
 Revenue, Series A, 5.00%, 9/1/12, AMBAC..............   2,000,000    2,220,960
                                                                   ------------
                                                                      6,480,025
                                                                   ------------
Financial Services (0.5%)
New York City Transitional Financial Authority,
 5.375%, 2/1/13, Callable 8/1/12 @ 100................   2,000,000    2,247,860
                                                                   ------------
General Obligations (1.1%)
Chicago Illinois, Series A, 5.00%, 1/1/42, Callable
 7/1/12 @ 100, AMBAC..................................   2,000,000    1,998,820
West Ottawa, Michigan, Public School District, Series
 A, 5.00%, 5/1/22, Callable 11/01/12 @100, Q-SBLF.....   2,745,000    2,815,052
                                                                   ------------
                                                                      4,813,872
                                                                   ------------
Utilities (1.8%)
Atlanta, Georgia, Water & Waste Revenue, Series A,
 5.00%, 11/1/39, MBIA.................................   3,000,000    3,028,860
Brevard County, Florida, Utility Revenue, 5.25%,
 3/1/13, Callable 3/1/12 @ 100, FGIC..................   2,000,000    2,229,320
Phoenix, Arizona, Civic Import Corp, Water System
 Revenue, 5.125%, 7/1/17..............................   2,000,000    2,240,000
                                                                   ------------
                                                                      7,498,180
                                                                   ------------
 Total Municipal Bonds                                               21,039,937
                                                                   ------------

                                                        Principal
                                                         Amount       Value
                                                       ----------- ------------
U.S. Government Agencies (11.7%)
Federal Home Loan Mortgage Corp. (4.9%)
5.25%, 1/15/06........................................ $ 9,200,000 $  9,977,776
6.00%, 6/15/11........................................   8,000,000    9,114,296
5.125%, 8/20/12, Callable 8/20/04 @ 100...............   2,000,000    2,045,088
                                                                   ------------
                                                                     21,137,160
                                                                   ------------
Federal National Mortgage Association (6.6%)
1.875%, 12/15/04......................................   5,000,000    5,032,730
3.25%, 1/15/08........................................   5,000,000    5,061,125
6.625%, 9/15/09.......................................  12,250,000   14,414,906
7.25%, 1/15/10........................................   3,000,000    3,642,285
                                                                   ------------
 Total Federal National Mortgage Association                         28,151,046
                                                                   ------------
 Total U.S Government Agencies                                       49,288,206
                                                                   ------------
U.S. Treasury Bonds (1.0%)
8.75%, 5/15/17........................................   3,000,000    4,350,000
                                                                   ------------
U.S. Treasury Notes (13.5%)
1.625%, 1/31/05.......................................   5,000,000    5,015,625
1.50%, 2/28/05........................................   4,000,000    4,001,564
1.625%, 3/31/05.......................................  10,000,000   10,021,090
3.00%, 2/15/08........................................  19,000,000   19,222,661
3.875%, 1/15/09.......................................  11,077,700   12,621,654
3.875%, 2/15/13.......................................   7,000,000    7,029,260
                                                                   ------------
 Total U.S. Treasury Notes                                           57,911,854
                                                                   ------------
U.S. Treasury Strips (2.0%)
5.769%, 2/15/15**.....................................  15,000,000    8,721,510
                                                                   ------------
Investment Company (1.1%)
Federated Government Obligations Fund.................   4,868,582    4,868,582
                                                                   ------------
Total Investments (Cost $412,429,961)(a) -- 99.7%                   427,396,095
Other assets in excess of liabilities -- 0.3%.........                1,402,627
                                                                   ------------
Net Assets -- 100.0%..................................             $428,798,722
                                                                   ============

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation................. $15,164,489
             Unrealized depreciation.................    (198,355)
                                                      -----------
             Net unrealized appreciation............. $14,966,134
                                                      ===========

* The interest rate for this variable rate note, which will change periodically, is based either on prime rate or an index of market rates. The rate reflected is the rate in effect as of March 31, 2003. The maturity date reflected is the final Maturity date.
**  Rate disclosed represents the effective yield at time of purchase.
AMBAC -- Insured by AMBAC Indemnity Corporation.
CMO -- Collateralized Mortgage Obligation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
MBIA -- Municipal Bond Insurance Association.
Q-SBLF -- Qualified School Bond Loan Fund.

              See accompanying notes to the financial statements.

Intermediate Corporate Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                                       Principal
                                                        Amount        Value
                                                       ---------- -------------
Corporate Bonds (85.4%)
Aerospace & Defense (1.7%)
Lockheed Martin Corp., 7.25%, 5/15/06................. $2,000,000 $   2,263,680
Raytheon Co., 5.50%, 11/15/12.........................  1,000,000     1,018,625
                                                                  -------------
                                                                      3,282,305
                                                                  -------------
Air Freight & Logistics (0.7%)
Fedex Corp., 9.65%, 6/15/12...........................  1,000,000     1,324,583
                                                                  -------------
Auto -- Cars/Light Trucks (1.6%)
DaimlerChrysler NA Holdings, 4.75%, 1/15/08...........  3,000,000     3,042,081
                                                                  -------------
Banking & Financial Services (28.8%)
AIG SunAmerica Global Financial, 5.85%, 8/1/08........  2,000,000     2,209,476
Bank of America Corp., 7.40%, 1/15/11.................  2,000,000     2,382,780
Bank of America Corp., 5.125%, 11/15/14...............  2,000,000     2,057,418
Bank of New York, 7.30%, 12/1/09......................  2,000,000     2,379,600
Bank One Corp., 5.25%, 1/30/13........................  1,000,000     1,047,460
Citigroup Inc., 5.625%, 8/27/12.......................  1,000,000     1,072,365
Citigroup Inc., 5.875%, 2/22/33.......................  1,000,000       997,817
Countrywide Home Loan, 5.50%, 2/1/07..................  1,000,000     1,069,366
Countrywide Home Loan, 4.25%, 12/19/07................  1,000,000     1,024,678
Dun & Bradstreet Corp., 6.625%, 3/15/06...............  2,000,000     2,173,474
Erac USA Finance Co., 7.35%, 6/15/08, (b).............  2,000,000     2,271,824
Fidelity Investment Corp., 7.57%, 6/15/29, (b)........  1,000,000     1,205,615
Fleet Boston Financial Corp., 3.85%, 2/15/08..........  1,000,000     1,013,535
Ford Motor Credit Co., 6.50%, 1/25/07.................  2,000,000     1,927,774
Ford Motor Credit Co., 7.375%, 2/1/11.................  1,000,000       931,786
General Electric Capital Corp., 5.00%, 2/15/07........  2,000,000     2,141,260
General Motors Acceptance Corp., 6.125%, 9/15/06......  2,000,000     2,047,520
General Motors Acceptance Corp., 6.875%, 8/28/12......  1,000,000       986,689
Household Finance Corp., 6.50%, 11/15/08..............  2,000,000     2,224,168
Household Finance Corp., 6.375%, 11/27/12.............  1,000,000     1,096,424
Key Bank NA, 7.00%, 2/1/11............................  1,000,000     1,159,580
Legg Mason, Inc., 6.75%, 7/2/08.......................  2,140,000     2,394,913
Manufacturers & Traders Trust Co., 8.00%, 10/1/10.....  2,000,000     2,416,668
MBNA America Bank NA, 5.375%, 1/15/08.................  1,000,000     1,033,057
Morgan Stanley Dean Witter, 6.75%, 4/15/11............  2,000,000     2,238,432
Pemex Finance, Ltd., 9.69%, 8/15/09...................  1,000,000     1,208,280
State Street Corp., 7.65%, 6/15/10....................  2,000,000     2,429,764
Synovus Financial, 7.25%, 12/15/05....................  3,000,000     3,380,786
US Bancorp, 3.125%, 3/15/08...........................  1,000,000       988,055
Washington Mutual, Inc., 7.50%, 8/15/06...............  2,000,000     2,296,876
Wells Fargo Bank, 6.45%, 2/1/11.......................  2,000,000     2,288,702
Wells Fargo Bank, 5.00%, 11/15/14.....................  1,000,000     1,025,766
                                                                  -------------
                                                                     55,121,908
                                                                  -------------
Beverages (0.5%)
Anheuser-Busch Cos., Inc., 5.95%, 1/15/33.............  1,000,000     1,039,940
                                                                  -------------

                                                       Principal
                                                        Amount        Value
                                                       ---------- -------------
Corporate Bonds, continued
Building/Construction Products (1.6%)
Masco Corp., 6.00%, 5/3/04............................ $1,000,000 $   1,043,303
Vulcan Materials Co., 5.75%, 4/1/04...................  2,000,000     2,082,622
                                                                  -------------
                                                                      3,125,925
                                                                  -------------
Chemicals (0.3%)
E.I. DuPont de Nemours & Co., 3.375%, 11/15/07........    500,000       506,937
                                                                  -------------
Computers (3.2%)
Computer Sciences Corp., 7.375%, 6/15/11..............  1,000,000     1,174,983
Dell Computer Corp., 6.55%, 4/15/08...................  1,970,000     2,244,937
IBM Corp., 8.375%, 11/1/19............................  2,000,000     2,604,498
                                                                  -------------
                                                                      6,024,418
                                                                  -------------
Electronic Components -- Semiconductors (1.2%)
Applied Materials, Inc., 6.75%, 10/15/07..............  2,000,000     2,257,748
                                                                  -------------
Electronics (1.2%)
Dominion Resources, Inc., Series A, 8.125%, 6/15/10...  1,000,000     1,192,032
FirstEnergy Corp., Series A, 5.50%, 11/15/06..........  1,000,000     1,042,434
                                                                  -------------
                                                                      2,234,466
                                                                  -------------
Engineering -- Research and Development Services
 (0.6%)
Science Applications Institute, 7.125%, 7/1/32........  1,000,000     1,110,912
                                                                  -------------
Food Processing (2.2%)
Archer-Daniels-Midland, 5.935%, 10/1/32...............  1,000,000     1,009,059
ConAgra, 6.00%, 9/15/06...............................  1,000,000     1,092,909
HJ Heinz Finance Co., 6.00%, 3/15/12, (b).............  1,000,000     1,104,053
Tyson Foods, Inc., 7.25%, 10/1/06.....................  1,000,000     1,069,842
                                                                  -------------
                                                                      4,275,863
                                                                  -------------
Foreign Banks (0.5%)
Asian Development Bank, 2.375%, 3/15/06...............  1,000,000     1,004,482
                                                                  -------------
Foreign Government (0.5%)
United Mexican States, Series A, 6.375%, 1/16/13......  1,000,000     1,000,000
                                                                  -------------
Health Care (3.1%)
Anthem Inc., 6.80%, 8/1/12............................  2,425,000     2,737,275
Tenet Healthcare Corp., 5.00%, 7/1/07.................  1,000,000       957,500
Wellpoint Health Network, 6.375%, 6/15/06.............  2,000,000     2,207,902
                                                                  -------------
                                                                      5,902,677
                                                                  -------------
Industrial Conglomerates (0.5%)
General Electric Co., 5.00%, 2/1/13...................  1,000,000     1,022,658
                                                                  -------------
Insurance (2.1%)
John Hancock Global Funding, 7.90%, 7/2/10, (b).......  2,000,000     2,382,346
Marsh & McLennan Inc., 6.625%, 6/15/04................  1,000,000     1,059,615
Nationwide Financial Services, 5.90%, 7/1/12..........    500,000       525,385
                                                                  -------------
                                                                      3,967,346
                                                                  -------------

                                   Continued

Intermediate Corporate Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                                       Principal
                                                        Amount        Value
                                                       ---------- -------------
Corporate Bonds, continued
Investment Bankers & Brokers (1.6%)
Bear Stearns & Company, Inc., 5.70%, 11/15/14......... $1,000,000 $   1,056,509
Lehman Brothers Holdings, 4.00%, 1/22/08..............  1,000,000     1,020,852
Merrill Lynch & Co., 4.00%, 11/15/07..................  1,000,000     1,026,691
                                                                  -------------
                                                                      3,104,052
                                                                  -------------
Investment Management & Advisory Services (0.5%)
Amvescap PLC, 5.375%, 2/27/13, (b)....................  1,000,000       996,791
                                                                  -------------
Linen Supply and Related Items (0.6%)
Cintas Corp. NO 2, 6.00%, 6/1/12......................  1,000,000     1,102,057
                                                                  -------------
Media (3.4%)
AOL Time Warner, Inc., 7.625%, 4/15/31................  2,000,000     2,122,320
Comcast Corp., 5.50%, 3/15/11.........................  2,000,000     2,003,376
Cox Communications, Inc., 7.75%, 11/1/10..............  1,102,000     1,288,207
News America Inc., 4.75%, 3/15/10, (b)................  1,000,000       996,766
                                                                  -------------
                                                                      6,410,669
                                                                  -------------
Metal Processors & Fabricators (0.5%)
Timken Co., 5.75%, 2/15/10............................  1,000,000     1,018,620
                                                                  -------------
Metals (0.6%)
Barrick Gold Finance, Inc., 7.50%, 5/1/07.............  1,000,000     1,149,231
                                                                  -------------
Oil & Gas (4.0%)
BP Canada Finance, 3.375%, 10/31/07...................  1,000,000     1,014,576
Conoco, Inc., 6.95%, 4/15/29..........................  2,000,000     2,265,914
Marathon Oil, 6.80%, 3/15/32..........................  1,000,000     1,033,535
Murphy Oil Corp., 6.375%, 5/1/12......................  2,000,000     2,234,184
Phillips Petroleum Co., 8.50%, 5/25/05................  1,000,000     1,133,493
                                                                  -------------
                                                                      7,681,702
                                                                  -------------
Oil Company -- Exploration & Production (1.1%)
Pemex Project Funding Master Trust, 6.125%, 8/15/08,
 (b)..................................................  1,000,000     1,027,500
Pemex Project Funding Master Trust, 7.375%, 12/15/14,
 (b)..................................................  1,000,000     1,026,250
                                                                  -------------
                                                                      2,053,750
                                                                  -------------
Pharmaceuticals (2.7%)
Cardinal Health, Inc., 4.45%, 6/30/05.................  2,000,000     2,103,000
Laboratory Corp. of America, 5.50%, 2/1/13............  1,000,000     1,025,099
Pfizer, Inc., 3.30%, 3/2/09...........................  2,000,000     1,981,918
                                                                  -------------
                                                                      5,110,017
                                                                  -------------
Racetracks (0.6%)
International Speedway Corp., 7.875%, 10/15/04........  1,000,000     1,065,817
                                                                  -------------
Real Estate Investment Trust (1.2%)
Spieker Properties, LP, 7.25%, 5/1/09.................  2,000,000     2,232,270
                                                                  -------------
Refuse Systems (1.5%)
Republic Services, Inc., 6.75%, 8/15/11...............  2,525,000     2,798,425
                                                                  -------------

                                                       Principal
                                                        Amount        Value
                                                       ---------- -------------
Corporate Bonds, continued
Retail (4.5%)
Autozone Inc., 5.875%, 10/15/12....................... $2,000,000 $   2,074,550
Kroger Co., 7.625%, 9/15/06...........................  1,000,000     1,129,916
Limited Brands, 6.125%, 12/1/12.......................  1,000,000     1,040,948
Limited Brands, 6.95%, 3/1/33.........................  1,000,000     1,016,349
Safeway, Inc., 7.25%, 2/1/31..........................  1,000,000     1,122,401
Target Corp., 6.35%, 11/1/32..........................  1,000,000     1,049,548
Wendy's International, 6.25%, 11/15/11................  1,000,000     1,099,800
                                                                  -------------
                                                                      8,533,512
                                                                  -------------
Telecommunications (9.5%)
AT&T Corp., 7.30%, 11/15/11...........................  1,000,000     1,076,234
AT&T Wireless Services, Inc., 7.875%, 3/1/11..........  1,500,000     1,677,678
BellSouth Corp., 6.875%, 10/15/31.....................  1,000,000     1,146,277
British Telecom PLC, 8.375%, 12/15/10.................  1,000,000     1,214,605
Deutsche Telekom, 8.00%, 6/15/10......................  1,000,000     1,173,461
France Telecom, 7.20%, 3/1/06.........................  1,000,000     1,135,524
Koninklijke KPN NV, 8.00%, 10/1/10....................  1,000,000     1,178,552
SBC Communications, Inc., 6.125%, 2/15/08.............  1,000,000     1,115,760
Sprint Capital Corp., 7.625%, 1/30/11.................  1,000,000     1,025,000
USA Interactive, 7.00%, 1/15/13, (b)..................  1,000,000     1,065,356
Verizon Maryland, Inc., 6.125%, 3/1/12................  2,000,000     2,192,786
Verizon Virginia, Inc., 4.625%, 3/15/13...............  1,000,000       986,803
Verizon Wireless, Inc., 5.375%, 12/15/06..............  2,000,000     2,137,934
Vodafone Airtouch PLC, 7.75%, 2/15/10.................  1,000,000     1,196,408
                                                                  -------------
                                                                     18,322,378
                                                                  -------------
Utilities (2.8%)
Alabama Power Co., 5.375%, 10/1/08....................  2,000,000     2,174,336
Appalachian Power Co., 4.80%, 6/15/05.................  2,000,000     2,080,572
Constellation Energy Group, 6.35%, 4/1/07.............  1,000,000     1,092,130
                                                                  -------------
                                                                      5,347,038
                                                                  -------------
 Total Corporate Bonds                                              163,170,578
                                                                  -------------
U.S. Government Agencies (2.2%)
Federal Home Loan Mortgage Corp. (1.4%)
5.50%, 7/15/06........................................  2,400,000     2,637,532
                                                                  -------------
Federal National Mortgage Assoc. (0.8%)
3.875%, 3/15/05.......................................  1,500,000     1,566,527
                                                                  -------------
 Total U.S. Government Agencies                                       4,204,059
                                                                  -------------
U.S. Treasury Bills (1.6%)
1.13%, 4/10/03*.......................................  3,000,000     2,999,130
                                                                  -------------
U.S. Treasury Notes (2.1%)
1.50%, 2/28/05........................................  2,000,000     2,000,782
3.00%, 2/15/08........................................  2,000,000     2,023,438
                                                                  -------------
 Total U.S. Treasury Notes                                            4,024,220
                                                                  -------------

                                   Continued

Intermediate Corporate Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                                         Shares           Value
                                                       -----------    -------------
Investment Companies (8.0%)
Federated High Yield Fund.............................   1,589,679    $   8,759,130
Federated Prime Cash Obligations Fund.................   6,466,876        6,466,876
                                                                      -------------
 Total Investment Companies                                              15,226,006
                                                                      -------------
Total Investments (Cost $179,140,573)(a) -- 99.3%                     $ 189,623,993
Other assets in excess of liabilities -- 0.7%.........                    1,350,552
                                                                      -------------
Net Assets -- 100.0%..................................                $ 190,974,545
                                                                      =============

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation................. $11,018,157
             Unrealized depreciation.................    (534,737)
                                                      -----------
             Net unrealized appreciation............. $10,483,420
                                                      ===========

(b)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.
*  Rate disclosed represents the effective yield at time of purchase.

              See accompanying notes to the financial statements.

Kentucky Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)


                                                         Principal
                                                          Amount     Value
                                                         --------- ----------
Municipal Bonds (93.8%)
Kentucky (86.16%)
Education Bonds (32.5%)
Bullitt County, Kentucky, School District, 3.90%, 5/1/07 $100,000  $  106,563
Elliott County, Kentucky, School District, 1.25%, 9/1/04  200,000     200,022
Floyd County, Kentucky, School District, 4.10%, 4/1/10..  220,000     232,258
Jefferson County, Kentucky, School District, Series A,
 5.25%, 1/1/11, Callable 7/1/09 @ 101, FSA-CR...........  200,000     220,144
Pike County, Kentucky, School District, 1.15%, 12/1/03..  500,000     499,890
Scott County, Kentucky, School District, 3.50%, 3/1/07..  215,000     225,240
University of Kentucky, 4.50%, 5/1/04, AMBAC............  250,000     259,028
University of Louisville, Kentucky, 4.00%, 5/1/10, AMBAC  250,000     261,983
                                                                   ----------
                                                                    2,005,128
                                                                   ----------
Commission Bonds (17.9%)
Kentucky State Property & Buildings Commission Revenue,
 5.50%, 10/1/06.........................................  100,000     112,351
Kentucky State Property & Buildings Commission Revenue,
 Series C, 5.50%, 8/1/07, FSA-CR........................  200,000     226,448
Kentucky State Property & Buildings Commission Revenue,
 6.25%, 9/1/07..........................................  100,000     116,483
Kentucky State Property & Buildings Commission Revenue,
 5.25%, 11/1/08.........................................  200,000     227,040
Kentucky State Property & Buildings Commission Revenue,
 5.375%, 2/1/09, FSA-CR.................................  100,000     113,087
Kentucky State Property & Buildings Commission Revenue,
 5.375%, 2/1/10, FSA-CR.................................  275,000     310,681
                                                                   ----------
                                                                    1,106,090
                                                                   ----------
General Obligation Bonds (8.8%)
Boone County, Kentucky, 3.75%, 4/1/07...................  250,000     264,465
Lexington-Fayette, Urban County, Kentucky, 4.25%, 5/1/04  150,000     155,015
                                                                   ----------
                                                                      419,480
                                                                   ----------
Public Golf Courses (1.7%)
Boone County, Kentucky, Public Properties Corporate
 Revenue, 4.40%, 11/15/07...............................  100,000     107,993
                                                                   ----------
Transportation Bonds (16.5%)
Kentucky State Turnpike Authority, Economic Development
 Road Revenue, 5.30%, 7/1/04, AMBAC.....................  115,000     120,786
Kentucky State Turnpike Authority, Economic Development
 Road Revenue, 5.50%, 7/1/09, AMBAC.....................  100,000     114,422

                                                         Shares or
                                                         Principal
                                                          Amount      Value
                                                         --------- ----------
Municipal Bonds, continued
Kentucky, continued
Transportation Bonds, continued
Kentucky State Turnpike Authority, Economic Development
 Road Revenue, 5.50%, 7/1/11, Callable 7/1/03 @ 102,
 AMBAC.................................................. $120,000  $  123,721
Kentucky State Turnpike Authority, Economic Development
 Road Revenue, Series A, 5.50%, 7/1/15, AMBAC...........  300,000     345,743
                                                                   ----------
                                                                      704,672
                                                                   ----------
Utility Bonds (16.4%)
Campbell & Kenton Counties, Kentucky, Sanitation
 District Revenue, Series A, 4.50%, 8/1/05, FSA-CR......  200,000     213,738
Kentucky, Rural Water Financing Corporate Public
 Project Revenue, Series A, 4.00%, 2/1/10...............  230,000     240,458
Lexington-Fayette Urban County, Kentucky, Sewer Systems
 Revenue, Series B, 5.50%, 7/1/11.......................  200,000     228,900
Northern Kentucky, Water Distribution Revenue, Series
 A, 4.50%, 2/1/08, FGIC.................................  250,000     271,793
Owensboro, Kentucky, Electric & Power Revenue, 2.53%,
 1/1/06, AMBAC*.........................................   60,000      56,789
                                                                   ----------
                                                                    1,011,678
                                                                   ----------
Puerto Rico (7.64%)
General Obligation Bonds (2.16%)
Puerto Rico Commonwealth, 6.50%, 7/1/14, MBIA-IBC.......  100,000     124,940
                                                                   ----------
Transportation Bonds (5.48%)
Puerto Rico Commonwealth, Highway & Transportation
 Authority, Transportation Revenue, Series A, 5.50%,
 7/1/11, FSA-CR.........................................  275,000     317,510
                                                                   ----------
                                                                      442,450
                                                                   ----------
 Total Municipal Bonds                                              5,797,491
                                                                   ----------
U.S. Treasury Bills (4.0%)
1.18%, 4/3/03*..........................................  250,000     249,976
                                                                   ----------
Investment Companies (2.2%)
Federated Tax Exempt Money Market Fund..................  137,270     137,270
                                                                   ----------
Total Investments
 Total (Cost $6,178,513)(a) -- 103.6%                               6,184,737
Other liabilities in excess of assets -- (3.6%).........             (214,634)
                                                                   ----------
Net Assets -- 100.0%....................................           $5,970,103
                                                                   ==========

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation................. $15,518
               Unrealized depreciation.................  (9,294)
                                                        -------
               Net unrealized appreciation............. $ 6,224
                                                        =======

* Rate disclosed represents the effective yield at time of purchase. AMBAC -- AMBAC Indemnity Corporation.
FGIC -- Financial Guaranty Insurance Corporation.
FSA-CR -- Financial Security Assurance.
MBIA-IBC -- Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

Maryland Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)


                                                       Principal
                                                        Amount     Value
                                                       --------- ----------
Municipal Bonds (98.6%)
Maryland (85.6%)
Education Bonds (8.8%)
Maryland State Authority For American Physics, 5.25%,
 12/15/13, Callable 12/15/11 @ 100, GYT AGMT.......... $100,000  $  110,821
Maryland State Health & Higher Education, Series A,
 4.00%, 8/1/07........................................  100,000     106,588
Maryland State Health & Higher Education, 6.00%,
 7/1/39, Callable 7/1/09 @ 101........................   50,000      59,359
                                                                 ----------
                                                                    276,768
                                                                 ----------
General Obligations (53.6%)
Allegany County, Maryland, 4.50%, 8/1/11, Callable
 8/1/08 @ 101, AMBAC..................................   50,000      53,073
Anne Arundel County, Maryland, 4.50%, 5/15/04.........  100,000     103,776
Anne Arundel County, Maryland, 5.25%, 3/1/11..........  100,000     112,647
Baltimore County, Maryland, 7.00%, 10/15/09, MBIA.....  100,000     123,649
Baltimore County, Maryland, 5.50%, 6/1/12, Callable
 6/1/11 @ 101.........................................  100,000     114,940
Calvert County, Maryland, 5.00%, 7/15/11..............  100,000     111,308
Frederick County, Maryland, 5.00%, 12/1/08............  100,000     112,622
Howard County, Maryland, Series A, 5.50%, 2/15/15,
 Prerefunded 2/15/04 @ 101............................   50,000      52,420
Maryland State, First Series, 5.125%, 8/1/06..........  100,000     111,017
Maryland State, Series B, 5.00%, 7/15/08..............  100,000     112,336
Maryland State, 5.25%, 3/1/09.........................  100,000     113,242
Montgomery County, Maryland, Series 4,
 4.875%, 5/1/18, Callable 5/1/08 @ 101................  100,000     104,630
Prince Georges County, Maryland, 5.125%, 10/1/08......  100,000     113,027
Prince Georges County, Maryland, 5.50%, 10/1/08,
 FSA-CR...............................................   55,000      63,216
Saint Marys County, Maryland, 5.00%, 7/1/05...........  100,000     107,944
Washington Suburban Sanitation District, Maryland,
 5.00%, 6/1/06........................................  100,000     110,139
Washington Suburban Sanitation District, Maryland,
 5.50%, 6/1/12, Prerefunded 6/1/04 @ 102..............   65,000      69,594
                                                                 ----------
                                                                  1,636,507
                                                                 ----------

                                                       Shares or
                                                       Principal
                                                        Amount      Value
                                                       --------- ----------
Municipal Bonds, continued
Maryland, continued
Health Care Bonds (3.4%)
Montgomery County Medical Certificates of
 Participation 4.50%, 6/1/06.......................... $100,000  $  108,346
                                                                 ----------
Pollution Control Bonds (14.6%)
Montgomery County Solid Waste Systems, 5.00%, 6/1/13,
 AMBAC................................................  100,000     109,930
Northeast Maryland Waste Disposal Recovery 7.15%,
 1/1/04, MBIA.........................................  100,000     104,474
Prince Georges County, Maryland, Solid Waste
 Management, 5.25% 6/15/13, Callable 6/15/03 @ 102,
 FSA-CR...............................................  240,000     246,571
                                                                 ----------
                                                                    514,048
                                                                 ----------
Transportation Bonds (5.2%)
Maryland State Transit Department, 4.375%, 6/15/04
 Callable 4/24/03 @ 102...............................  160,000     163,587
                                                                 ----------
Puerto Rico (13.0%)
General Obligations (7.6%)
Puerto Rico Commonwealth, 6.50%, 7/1/14, MBIA.........  100,000     124,939
Puerto Rico Commonwealth, Series A, 5.50%, 7/1/17,
 XLCA.................................................  100,000     115,223
                                                                 ----------
                                                                    240,162
                                                                 ----------
Health Care Bonds (1.7%)
Puerto Rico Tourist Medical & Environmental
 Facilities, 5.50%, 7/1/21, Callable 7/1/06 @ 102,
 MBIA.................................................   50,000      55,056
                                                                 ----------
Transportation Bonds (3.7%)
Puerto Rico Commonwealth, Highway & Transportation
 5.50%, 7/1/11, FSA-CR................................  100,000     115,458
                                                                 ----------
 Total Municipal Bonds                                            3,109,932
                                                                 ----------
Investment Company (3.8%)
Federated Maryland Municipal Cash Trust...............  120,312     120,312
                                                                 ----------
Total Investments (Cost $3,226,176)(a) -- 102.4%                  3,230,244
Liabilities in excess of other assets -- (2.4%).......              (75,879)
                                                                 ----------
Net Assets -- (100%)..................................           $3,154,365
                                                                 ==========

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation................. $ 8,925
               Unrealized depreciation.................  (4,857)
                                                        -------
               Net unrealized appreciation............. $ 4,068
                                                        =======

AMBAC -- Insured by AMBAC Indemnity Corporation.
FSA-CR -- Insured by Financial Security Assurance.
GTY AGMT -- Insured by Guarantor Agreement.
MBIA -- Insured by Municipal Bond Insurance Association.
XLCA -- Insured by XL Capital Assurance.

              See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                               Principal
                                                Amount        Value
                                               ---------- -------------
Municipal Bonds (97.6%)
North Carolina (94.1%)
Education Bonds (0.9%)
Johnston County, North Carolina, School &
 Museum Project, 5.50%, 8/1/10, Callable
 8/1/09 @ 101, FSA-CR......................... $1,000,000 $   1,135,220
                                                          -------------
General Obligation Bonds (44.7%)
Bladen County, North Carolina, 5.60%, 5/1/13,
 Callable 5/1/10 @ 101.5, FSA-CR..............  1,150,000     1,305,503
Buncombe County, North Carolina,
 5.10%, 3/1/07................................  1,000,000     1,110,110
Buncombe County, North Carolina, Certificate
 of Participation, 5.00%, 12/1/05, AMBAC......  1,000,000     1,089,020
Cabarrus County, North Carolina,
 5.30%, 2/1/11, Callable 2/1/07 @ 102,
 MBIA.........................................  1,000,000     1,110,770
Charlotte, North Carolina, 5.00%, 6/1/05......  1,090,000     1,173,679
Charlotte, North Carolina, 5.50%, 6/1/09......  1,460,000     1,678,474
Charlotte, North Carolina, Certificate of
 Participation, 5.25%, 3/1/04.................  2,395,000     2,485,148
Cleveland County, North Carolina,
 5.10%, 6/1/08, Callable 6/1/03 @ 102,
 FGIC.........................................  1,680,000     1,724,806
Cumberland County, North Carolina,
 5.50%, 3/1/09................................  1,055,000     1,205,285
Forsyth County, North Carolina, Certificate of
 Participation, 5.00%, 10/1/06................  1,000,000     1,105,210
Gaston County, North Carolina, 5.50%, 5/1/09,
 Callable 5/1/07 @ 101, FGIC..................  1,000,000     1,130,330
Guilford County, North Carolina,
 5.25%, 10/1/15, Callable 10/1/10 @ 102.......  2,000,000     2,204,660
High Point, North Carolina, Public
 Improvement, Series B, 5.40%, 6/1/07.........  1,350,000     1,521,626
High Point, North Carolina, Public
 Improvement, Series B, 5.40%, 6/1/08.........  1,350,000     1,536,705
Johnston County, North Carolina, 5.50%,
 3/1/12, Callable 3/1/10 @ 101, FGIC..........  1,000,000     1,124,300
Mecklenburg County, North Carolina,
 5.00%, 4/1/07................................  1,500,000     1,663,620
Mecklenburg County, North Carolina,
 5.00%, 4/1/09................................  2,000,000     2,238,880
Mecklenburg County, North Carolina, Public
 Improvement, Series B, 5.00%, 2/1/04.........  2,000,000     2,065,640
Mecklenburg County, North Carolina, Public
 Improvement, Series A, 5.00%, 2/1/06.........  2,000,000     2,183,520
New Hanover County, North Carolina, Public
 Improvement, 5.30%, 11/1/08..................  1,500,000     1,711,950
North Carolina State, 5.10%, 6/1/08, Callable
 6/1/06 @ 101.................................  2,000,000     2,207,860
North Carolina State, 5.10%, 6/1/09, Callable
 6/1/06 @ 101.5...............................  1,000,000     1,113,540
North Carolina State Clean Water, Series A,
 5.20%, 6/1/15................................  1,525,000     1,679,406
North Carolina State, Capital Improvements,
 Series A, 4.70%, 2/1/11, Callable 2/1/04 @
 102..........................................  3,000,000     3,131,970
North Carolina State, Series G, 1.07%, 5/1/21,
 SPA - Landesbank*............................  2,000,000     2,000,000
Orange County, North Carolina, Public
 Improvement, 5.25%, 4/1/08...................  1,300,000     1,465,750
Randolph County, North Carolina, Certificate
 of Participation, 5.20%, 6/1/09, FSA-CR......  1,000,000     1,125,550

                                              Principal
                                               Amount        Value
                                              ---------- -------------
Municipal Bonds, continued
North Carolina, continued
General Obligation Bonds, continued
Randolph County, North Carolina, Certificate
 of Participation, 5.30%, 6/1/13, Callable
 6/1/09 @ 101, FSA-CR........................ $1,750,000 $   1,938,405
Wake County, North Carolina, 5.30%, 2/1/11,
 Callable 2/1/10 @ 100.5.....................  1,000,000     1,132,450
Wake County, North Carolina, Public
 Improvement, 4.50%, 3/1/04..................  1,500,000     1,547,250
Wake County, North Carolina, Series B,
 4.50%, 2/1/08...............................  1,000,000     1,091,920
                                                         -------------
                                                            49,803,337
                                                         -------------
Health Care Bonds (25.8%)
Charlotte-Mecklenberg Hospital Authority
 North Carolina, Health Care System,
 5.00%, 1/15/14, Callable 1/15/07 @ 102......  1,490,000     1,560,745
Charlotte-Mecklenberg Hospital Authority
 North Carolina, Health Care System,
 Series A, 5.50%, 1/15/08, Callable 1/15/06
 @ 102.......................................  1,720,000     1,874,284
Charlotte-Mecklenberg Hospital Authority
 North Carolina, Health Care System,
 5.00%, 1/15/13, Callable 1/15/07 @ 102......  2,500,000     2,631,725
Cumberland County, North Carolina, Hospital
 Facilities, 5.25%, 10/1/10, Callable 10/1/09
 @ 101.......................................  1,035,000     1,127,891
New Hanover County, North Carolina,
 Regional Medical Center Project,
 5.25%, 10/1/12, Callable 10/1/09 @ 101......  1,000,000     1,096,330
North Carolina Medical Care Community
 Health Care, Series A, 1.13%, 7/1/34,
 MBIA*.......................................  2,000,000     2,000,000
North Carolina Medical Care Community
 Health Care, Stanley Memorial Hospital,
 5.45%, 10/1/08, Callable 10/1/06 @ 102,
 AMBAC.......................................    750,000       851,070
North Carolina Medical Care Community
 Hospital Revenue, 5.75%, 11/1/06,
 AMBAC.......................................  1,150,000     1,303,629
North Carolina Medical Care Community
 Hospital, 4.60%, 8/15/07....................  1,795,000     1,880,496
North Carolina Medical Care Community
 Health, 5.00%, 10/1/08......................  1,675,000     1,846,369
North Carolina Medical Care Community
 Hospital, 5.50%, 2/15/15, Callable 2/15/06
 @ 102.......................................  1,980,000     2,120,897
North Carolina Medical Care Community
 Hospital, Gaston Health Care,
 4.63%, 2/15/07..............................  1,100,000     1,177,957
North Carolina Medical Care Community
 Hospital, Pitt County Memorial Hospital,
 Series A, 5.00%, 12/1/07....................  1,600,000     1,761,760
North Carolina Medical Care Hospital,
 5.40%, 2/15/11..............................    525,000       562,469
North Carolina Medical Care, Common Health
 Care Revenue, Series A, 5.25%, 12/1/10,
 Callable 12/1/08 @ 101......................  1,220,000     1,324,810
North Carolina Medical Care, Common
 Health Revenue, 5.25%, 5/1/09, Callable
 5/1/07 @ 100................................  1,325,000     1,419,618

                                   Continued

North Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                                       Principal
                                                        Amount        Value
                                                       ---------- -------------
Municipal Bonds, continued
Health Care Bonds, continued
Pitt County, North Carolina, Memorial
 Hospital Revenue, 5.50%, 12/1/15, Callable 12/1/05 @
 102.................................................. $2,990,000 $   3,304,638
Wake County, North Carolina, Hospital Revenue,
 5.125%, 10/1/13......................................  2,950,000     3,329,459
                                                                  -------------
                                                                     31,174,147
                                                                  -------------
Transportation Bonds (1.4%)
Piedmont, North Carolina, Triad Airport Authority,
 Series A, 6.375%, 7/1/16, Callable 7/1/09 @ 101,
 FSA-CR...............................................  1,385,000     1,647,915
                                                                  -------------
Utility Bonds (24.8%)
Charlotte, North Carolina Water & Sewer, 5.50%,
 5/1/11, Callable 5/1/06 @ 102........................  1,835,000     2,079,000
Durham, North Carolina, Water & Sewer Utility
 Systems, 5.00%, 6/1/12...............................  1,000,000     1,105,120
Gastonia, North Carolina, Combined Utilities System
 Revenue, 6.10%, 5/1/19, Pre-refunded 5/1/04 @ 102,
 MBIA.................................................  1,000,000     1,073,790
Gastonia, North Carolina, Utilities System, 5.00%,
 5/1/10, MBIA.........................................  1,000,000     1,108,770
Greensboro, North Carolina, Enterprise System, Series
 B, 1.15%, 6/1/24*....................................  1,300,000     1,300,000
Greenville, North Carolina, Enterprise Systems,
 5.50%, 9/1/10, FSA-CR................................  1,455,000     1,666,804
Guilford County, North Carolina, Water & Sewer,
 Series A, 5.00%, 10/1/07.............................  3,210,000     3,594,558
Guilford County, North Carolina, Water & Sewer,
 Series A, 5.00%, 10/1/09.............................  2,500,000     2,814,025
North Carolina Municipal Power Agency, Series A,
 3.00%, 1/1/05........................................  3,000,000     3,047,640

                                                       Shares or
                                                       Principal
                                                        Amount        Value
                                                       ---------- -------------
Municipal Bonds, continued
Utility Bonds, continued
North Carolina Eastern Municipal Power, Series A,
 5.00%, 1/1/17........................................ $1,055,000 $   1,156,702
North Carolina Eastern Municipal Power Systems,
 6.40%, 1/1/21........................................  2,120,000     2,635,033
North Carolina, Municipal Power Agency, No. 1,
 Catawba Electric Revenue, 5.50%, 1/1/13..............  1,610,000     1,847,523
North Carolina, Municipal Power Agency, No. 1,
 Catawba Electric Revenue, 5.50%, 1/1/13, AMBAC.......  1,000,000     1,147,530
Raleigh, North Carolina, Enterprise System, 5.25%,
 3/1/14, Callable 3/1/07 @ 102........................  2,620,000     2,878,096
Wake County, North Carolina, Waste Management
 Project, 5.00%, 2/1/05...............................  2,340,000     2,492,334
                                                                  -------------
                                                                     29,946,925
                                                                  -------------
Puerto Rico (3.5%)
Puerto Rico Public Buildings Authority, Series C,
 5.50%, 7/1/12, Commonwealth Guaranteed...............  1,250,000     1,393,700
Puerto Rico Commonwealth, 5.50%, 7/1/14, FGIC.........  2,500,000     2,900,875
                                                                  -------------
                                                                      4,294,575
                                                                  -------------
 Total Municipal Bonds                                              118,002,119
                                                                  -------------
Investment Company (1.4%)
PNC North Carolina Blackrock Fund.....................  1,727,649     1,727,649
                                                                  -------------
Total Investments (Cost $112,779,945) (a) -- 99.0%                  119,729,768
Other assets in excess of liabilities -- 1.0%.........                1,151,967
                                                                  -------------
Net Assets -- 100.0%..................................            $ 120,881,735
                                                                  =============

--------
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

              Unrealized appreciation................. $7,014,470
              Unrealized depreciation.................    (64,647)
                                                       ----------
              Net unrealized appreciation............. $6,949,823
                                                       ==========

* The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of March 31, 2003. The maturity date reflected is the final maturity date.
AMBAC -- Insured by AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA-CR -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

South Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                                   Principal
                                                    Amount      Value
                                                   --------- ------------
Municipal Bonds (97.0%)
South Carolina (95.8%)
Education Bonds (2.4%)
South Carolina, State School Facilities, Series A,
 5.75%, 1/1/10....................................  $500,000 $    578,795
                                                             ------------
General Obligation Bonds (44.2%)
Beaufort County, South Carolina, School District,
 Series C, 5.00%, 3/1/09..........................   500,000      556,845
Berkeley County, South Carolina, School
 District, 5.375%, 4/1/09, Callable 4/1/08 @
 102, SCSDE.......................................   750,000      848,737
Berkeley County, South Carolina, School
 District, 5.375%, 4/1/10, Callable 4/1/08 @
 102, SCSDE.......................................   500,000      559,405
Charleston County, South Carolina, School
 District, 5.00%, 2/1/11..........................   500,000      553,430
Columbia, South Carolina, 4.40%, 2/1/06, State
 Aid Withholding..................................   500,000      536,315
Georgetown County, South Carolina, School
 District, 5.50%, 3/1/08, SCSDE...................   500,000      567,740
Horry County, South Carolina, 7.00%, 3/1/05.......   500,000      552,160
Horry County, South Carolina, School District,
 Series A, 5.00%, 3/1/11, SCSDE...................   500,000      553,530
Lancaster County, South Carolina, School
 District, 5.00%, 3/1/11, Callable 3/1/10 @ 101,
 SCSDE............................................   500,000      551,485
Lexington & Richland Counties, South Carolina,
 School District, 5.15%, 3/1/07, MBIA,
 SCSDE............................................   500,000      554,795
Lexington County, South Carolina,
 5.00%, 2/1/14, Callable 2/1/12 @ 100,
 FGIC.............................................   500,000      545,740
Lexington County, South Carolina, Health
 Services District Inc., 4.75%, 11/1/09...........   500,000      529,665
Oconee County, South Carolina,
 3.20%, 4/1/05....................................   100,000      103,578
South Carolina, State Capital Improvements,
 4.50%, 10/1/03...................................   250,000      254,303
South Carolina, State Capital Improvements,
 5.75%, 8/1/05....................................   500,000      549,225
Spartanburg County, South Carolina, School
 District, 5.25%, 5/1/10, SCSDE...................   500,000      566,185
York County, South Carolina, 4.90%, 6/1/10,
 Callable 5/1/03 @ 101, AMBAC..................... 1,000,000    1,006,360
York County, South Carolina, School District,
 Series A, 5.00%, 3/1/11, Callable 3/1/09 @
 101, SCSDE.......................................   500,000      545,425
York County, South Carolina, School District,
 Series A, 5.80%, 3/1/13, Callable 3/1/09 @
 101, SCSDE, FSA-CR...............................   500,000      572,535
                                                             ------------
                                                               10,507,458
                                                             ------------
Health Care Bonds (13.5%)
Florence County, South Carolina, Regional
 Medical Center Project, Series A,
 5.25%, 11/1/11, Callable 11/1/08 @ 102,
 MBIA.............................................   500,000      548,820

                                                 Principal
                                                  Amount      Value
                                                 --------- ------------
Municipal Bonds, continued
South Carolina, continued
Health Care Bonds, continued
Greenville, South Carolina, Hospital Systems,
 Series A, 5.25%, 5/1/06, GTY AGMT.............. $500,000  $    544,585
Medical University of South Carolina Facilities,
 5.50%, 7/1/06..................................  485,000       541,061
Medical University of South Carolina Facilities,
 6.00%, 8/15/12.................................  500,000       547,515
South Carolina Development Authority Hospital
 Facilities, Anderson Area Medical Center,
 5.50%, 2/1/11, Callable 2/1/09 @ 101,
 FSA--CR........................................  500,000       553,525
Spartanburg County, South Carolina, Health
 Services, District Inc., 1.15%, 4/15/23,
 MBIA*..........................................  500,000       500,000
                                                           ------------
                                                              3,235,506
                                                           ------------
Pollution Control Bonds (5.8%)
Charleston County, South Carolina, Solid Waste,
 5.60%, 1/1/04, MBIA............................  500,000       516,790
Darlington County, South Carolina, Pollution
 Control, 6.60%, 11/1/10, Callable 5/1/03 @
 103, MBIA......................................  500,000       517,245
Georgetown County, South Carolina, Pollution
 Control, Series A, 5.125%, 2/1/12..............  350,000       358,113
                                                           ------------
                                                              1,392,148
                                                           ------------
Revenue Bonds (0.98%)
Tobacco Settlement Revenue Management,
 Series B, 6.00%, 5/15/22, Callable 5/15/11 @
 101............................................  250,000       234,590
                                                           ------------
Transportation Bonds (3.3%)
South Carolina, Transportation Infrastructure,
 5.25%, 10/1/08, AMBAC..........................  700,000       794,115
                                                           ------------
Utility Bonds (25.6%)
Charleston, South Carolina, Waterworks &
 Sewer, 5.125%, 1/1/12..........................  375,000       418,174
Charleston, South Carolina, Waterworks &
 Sewer, 5.25%, 1/1/14...........................  600,000       664,932
Columbia, South Carolina, Waterworks & Sewer,
 5.70%, 2/1/10..................................  500,000       575,225
Piedmont, South Carolina, Municipal Power
 Agency, Series A, 4.50%, 1/1/09, Callable
 1/1/05 @ 100, FGIC.............................  500,000       522,260
Piedmont, South Carolina, Municipal Power
 Agency, 5.40%, 1/1/07, MBIA....................  500,000       559,375
Piedmont, South Carolina, Municipal Power
 Agency, 5.50%, 1/1/13, MBIA....................  200,000       230,646
Rock Hill, South Carolina, Utility System,
 Series C, 5.00%, 1/1/12, Callable 1/1/10 @
 101, FSA-CR....................................  500,000       546,150
South Carolina State Public Service, Series A,
 5.50%, 1/1/09, MBIA............................  500,000       568,370
South Carolina State Public Service Authority,
 Series B, 5.00%, 1/1/09, FSA-CR................  500,000       555,220
Spartanburg, South Carolina, Water Works,
 5.25%, 6/1/11, FSA-CR..........................  500,000       563,249

                                   Continued

South Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                                         Principal
                                                          Amount      Value
                                                         --------- ------------
Municipal Bonds, continued
Utility Bonds, continued
Western Carolina, Sewer Authority, 5.25%, 3/1/10, FSA-CR $500,000  $    562,045
Winnsboro, South Carolina, Utility, 5.25%, 8/15/14, MBIA  300,000       338,667
                                                                   ------------
                                                                      6,104,313
                                                                   ------------
Puerto Rico Bonds (1.17%)
Puerto Rico Public Buildings Authority, Series C,
 5.50%, 7/1/12, Commonwealth Guaranteed.................  250,000       278,740
                                                                   ------------
 Total Municipal Bonds                                               23,125,665
                                                                   ============

                                                          Shares      Value
                                                          ------- ------------
 Investment Company (3.3%)
 Federated Tax Exempt Money Market Fund.................. 775,206 $    775,206
                                                                  ------------
 Total Investments (Cost $22,447,118)(a) -- 100.3%                  23,900,871
 Liabilities in excess of other assets -- (0.3)%.........              (65,735)
                                                                  ------------
 Net Assets -- 100.0%....................................         $ 23,835,136
                                                                  ============

--------
(a)Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

              Unrealized appreciation................. $1,464,466
              Unrealized depreciation.................    (10,713)
                                                       ----------
              Net unrealized appreciation............. $1,453,753
                                                       ==========

* The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of March 31, 2003. The maturity date reflected is the final maturity date.
AMBAC -- Insured by AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA-CR -- Insured by Financial Security Assurance.
GTY AGMT -- Insured by Guaranty Agreement.
MBIA -- Insured by Municipal Bond Insurance Association.
SCSDE -- Insured by South Carolina School District Enhancement.

              See accompanying notes to the financial statements.

Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                                  Principal
                                                   Amount       Value
                                                  ---------- ------------
Municipal Bonds (98.3%)
Virginia (96.2%)
Education Bonds (8.2%)
Virginia College Building Authority,
 5.50%, 4/1/10................................... $1,000,000 $  1,124,740
Virginia State Public School Authority,
 6.25%, 1/1/04, Callable 5/16/03 @ 101...........  1,000,000    1,031,300
Virginia State Public School Authority, Series
 B, 5.25%, 8/1/10, Callable 8/1/09 @ 101.........  1,000,000    1,124,080
Virginia State Public School Authority, Series I,
 5.25%, 8/1/10...................................  2,050,000    2,320,948
Virginia State Public School Authority, Series I,
 5.00%, 8/1/11, Callable 8/1/07 @ 101............ 1,1 25,000    1,228,163
                                                             ------------
                                                                6,829,231
                                                             ------------
General Obligation Bonds (47.4%)
Alexandria, Virginia, Public Improvement,
 5.00%, 6/15/07..................................  1,335,000    1,486,883
Alexandria, Virginia, Public Improvement,
 5.00%, 6/15/08..................................  1,000,000    1,121,900
Arlington County, Virginia, 5.125%, 6/1/11,
 Callable 6/1/09 @ 100...........................  1,000,000    1,102,560
Chesapeake, Virginia, 5.50%, 5/1/09, Callable
 5/1/05 @ 102....................................  1,950,000    2,142,485
Fairfax County, Virginia, Series B,
 5.50%, 12/1/07..................................  1,000,000    1,144,130
Fairfax County, Virginia, Public Improvement,
 Series A, 5.00%, 6/1/09, Callable 6/1/08
 @ 102...........................................  2,000,000    2,238,999
Loudoun County, Virginia, Public
 Improvement, Series C, 5.00%, 12/1/05...........  1,000,000    1,090,940
Lynchburg, Virginia, 5.25%, 4/1/08, Callable
 4/1/05 @ 102....................................  2,000,000    2,040,000
Manassas, Virginia, 5.25%, 1/1/11, Callable
 1/1/08 @ 102....................................  1,200,000    1,321,716
Newport News, Virginia, 5.00%, 1/15/07...........  1,000,000    1,103,600
Newport News, Virginia, 5.00%, 3/1/11............  2,000,000    2,172,560
Newport News, Virginia, Series A,
 5.50%, 5/1/13, Callable 5/1/10 @ 102............  1,845,000    2,077,452
Pittsylvania County, Virginia,
 5.625%, 3/1/15..................................  1,315,000    1,506,004
Richmond, Virginia, 5.25%, 1/15/09...............  1,500,000    1,691,400
Richmond, Virginia, Public Improvement,
 Series A, 5.45%, 1/15/08........................  1,500,000    1,697,400
Spotsylvania County, Virginia, 5.50%, 7/15/12,
 FSA-CR..........................................  2,925,000    3,387,588
Virginia Beach, Virginia, Public Improvement,
 5.25%, 8/1/07...................................  1,200,000    1,349,544
Virginia Beach, Virginia, Public Improvement,
 5.25%, 3/1/08...................................  1,000,000    1,125,480
Virginia Beach, Virginia, Public Improvement,
 5.25%, 3/1/11, Callable 3/1/10 @ 101............  3,205,000    3,594,471
Virginia State, 6.00%, 6/1/04, Callable 6/1/03
 @ 102...........................................  1,250,000    1,285,213
Virginia State, 6.10%, 6/1/06, Callable 6/1/03
 @ 102...........................................  1,000,000    1,028,330
Virginia State, 5.50%, 6/1/07....................  1,210,000    1,370,688

                                              Principal
                                               Amount       Value
                                              ---------- ------------
Municipal Bonds, continued
Virginia, continued
General Obligation Bonds, continued
Virginia State Building Authority,
 5.00%, 8/1/05............................... $1,200,000 $  1,296,996
Virginia State Transportation, Series A,
 5.00%, 7/1/05, Callable 7/1/03 @ 102........  1,000,000    1,029,560
                                                         ------------
                                                           39,405,899
                                                         ------------
Health Care Bonds (10.8%)
Danville, Virginia, Industrial Development
 Authority, Regional Medical Center,
 5.00%, 10/1/07, AMBAC.......................  1,160,000    1,286,881
Fredericksburg, Virginia, Industrial
 Development Authority, Hospital Facilities
 Revenue, Medicorp Health Systems,
 5.00%, 8/15/08..............................  1,000,000    1,093,330
Norfolk, Virginia, Industrial Development
 Authority, Daughters Charity Hospital,
 6.50%, 12/1/07, Callable 6/1/03 @ 102.......  1,000,000    1,028,380
Virginia Beach, Virginia, Industrial
 Development Authority, Sentara Health
 Systems, 5.25%, 11/1/09, Callable 11/1/08 @
 101, MBIA...................................  1,000,000    1,116,480
Virginia Biotechnology Research Authority
 Lease Revenue, Biotech Two Project,
 5.15%, 9/1/10...............................  1,100,000    1,221,418
Virginia Biotechnology Research Authority
 Lease Revenue, Biotech Two Project,
 5.25%, 9/1/12, Callable 9/1/06 @ 101........  1,500,000    1,654,785
Winchester, Virginia, Industrial Development,
 Winchester Medical Center, 5.25%, 1/1/06,
 Callable 1/1/04 @ 102, AMBAC................  1,500,000    1,566,885
                                                         ------------
                                                            8,968,159
                                                         ------------
Housing Bonds (4.6%)
Suffolk, Virginia Redevelopment & Housing
 Authority, 4.85%, 7/1/31....................  1,000,000    1,074,080
Virginia State Building Authority, Series A,
 5.125%, 8/1/06..............................  1,075,000    1,191,111
Virginia State Public Building Authority,
 5.20%, 8/1/12, Callable 8/1/05 @ 101........  1,450,000    1,573,584
                                                         ------------
                                                            3,838,775
                                                         ------------
Pollution Control Bonds (3.2%)
Chesterfield County, Virginia, Pollution
 Authority, 5.50%, 10/1/09, Callable 11/8/06
 @ 101.......................................  2,500,000    2,646,500
                                                         ------------
Tobacco (1.1%)
Virginia Tobacco Settlement Finance Corp,
 6.25%, 6/1/27...............................  1,000,000      923,960
                                                         ------------
Transportation Bonds (16.4%)
Chesapeake Bay Bridge & Tunnel, Virginia,
 5.25%, 7/1/19, Callable 7/1/05 @ 102,
 MBIA........................................  1,000,000    1,071,370
Chesapeake Bay Bridge & Tunnel, Virginia,
 5.50%, 7/1/06, Callable 7/1/05 @ 102,
 FGIC........................................  2,400,000    2,644,919

                                   Continued

Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                                       Principal
                                                        Amount       Value
                                                       ---------- ------------
Municipal Bonds, continued
Virginia, continued
Transportation Bonds, continued
Fairfax County, Virginia, Economic Development
 Authority, 1st Series, 5.25%, 9/1/10, Callable
 9/1/09 @ 102......................................... $1,000,000 $  1,132,040
Northern Virginia Community Commuter Rail, 5.375%,
 7/1/14...............................................  1,000,000    1,112,970
Virginia Commonwealth, 5.75%, 5/15/09.................  1,000,000    1,157,990
Virginia Commonwealth Board, 5.00%, 9/27/12...........  3,000,000    3,341,430
Virginia State Transportation Board, Transportation
 Contract Revenue, Series A, 5.125%, 5/15/12..........  2,000,000    2,183,400
Virginia State Transportation Board Transportation
 Contract Revenue, Northern Virginia District, Series
 C, 5.50%, 5/15/15....................................  1,000,000    1,025,370
                                                                  ------------
                                                                    13,669,489
                                                                  ------------
Utility Bonds (4.5%)
Henrico County, Virginia, Water & Sewer,
 5.25%, 5/1/11, Callable 5/1/09 @ 102.................  1,310,000    1,449,738
Loudoun County, Virginia, Water & Sewer, 5.75%,
 1/1/11, FSA-CR.......................................  1,000,000    1,152,980
Norfolk, Virginia, Water Revenue, 5.125%, 11/1/11,
 Callable 11/1/08 @ 101, FSA-CR.......................  1,030,000    1,136,265
                                                                  ------------
                                                                     3,738,983
                                                                  ------------

                                                       Shares or
                                                       Principal
                                                        Amount        Value
                                                       ---------- ------------
Municipal Bonds, continued
Washington DC (2.1%)
Transportation Bonds (2.1%)
Washington DC, Metropolitan Transportation Authority,
 6.00%, 7/1/09, FGIC.................................. $1,500,000 $  1,763,520
                                                                  ------------
 Total Municipal Bonds                                              81,784,516
                                                                  ------------
Investment Company (1.9%)
PNC Virginia Blackrock Fund...........................  1,577,434    1,577,434
                                                                  ------------
Total Investments (Cost $77,918,637)(a) -- 100.2%.....              83,361,950
Liabilities in excess of other assets -- (0.2)%.......                (233,090)
                                                                  ------------
Net Assets -- 100.0%..................................            $ 83,128,860
                                                                  ============

--------
(a)Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

              Unrealized appreciation................. $5,497,313
              Unrealized depreciation.................    (54,000)
                                                       ----------
              Net unrealized appreciation............. $5,443,313
                                                       ==========

AMBAC -- Insured by AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA-CR -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

West Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                                       Principal
                                                        Amount       Value
                                                       ---------- ------------
Municipal Bonds (98.2%)
West Virginia (96.9%)
Commission Bonds (10.1%)
Harrison County, West Virginia, Building Commission
 Revenue, 5.15%, 4/1/18, Callable 4/1/08 @ 102, AMBAC. $1,000,000 $  1,034,540
West Virginia State Building Commission, 5.50%,
 7/1/07, MBIA.........................................  1,050,000    1,184,810
West Virginia State Building Commission, Series A,
 5.25%, 7/1/09, Callable 7/1/07 @ 102, MBIA...........  2,500,000    2,798,625
West Virginia State Building Commission
 Lease Revenue, Series A, 5.25%, 7/1/10, AMBAC........  2,000,000    2,250,920
Wood County, West Virginia, Building Commission
 Revenue, 6.875%, 1/1/08, Callable 7/1/03 @ 100.......  1,200,000    1,431,324
                                                                  ------------
                                                                     8,700,219
                                                                  ------------
Education Bonds (17.4%)
Berkeley County West Virginia Board of Education,
 3.00%, 5/1/04, FGIC..................................    185,000      188,661
Cabell County, West Virginia, Board of Education,
 6.60%, 5/1/04, MBIA..................................  1,000,000    1,059,210
Harrison County, West Virginia, Board of Education,
 6.20%, 5/1/04, FGIC..................................    850,000      896,682
Ohio County, West Virginia, Board of Education,
 5.00%, 6/1/13, Callable 6/1/08 @ 102, MBIA...........    800,000      864,856
West Virginia School Building Authority Revenue,
 6.00%, 7/1/08, Callable 7/1/07 @ 102, AMBAC..........    500,000      576,045
West Virginia School Building Authority Revenue,
 5.30%, 7/1/09, Callable 7/1/07 @ 102, AMBAC..........  1,000,000    1,122,270
West Virginia School Building Authority Revenue,
 5.40%, 7/1/10, Callable 7/1/07 @ 102, AMBAC..........    750,000      843,060
West Virginia School Building Authority, Revenue,
 Capital Improvement, 5.625%, 7/1/03, MBIA............    500,000      505,620
West Virginia State College Revenue, 6.00%, 4/1/06,
 Callable 4/1/03 @ 102, AMBAC.........................    225,000      230,400
West Virginia State College Revenue, 6.00%, 4/1/07,
 Callable 4/1/03 @102, AMBAC..........................    425,000      435,200
West Virginia State College Revenue, 6.00%, 4/1/12,
 Callable 4/1/03 @ 102, AMBAC.........................    890,000      911,049
West Virginia State University Revenue,
 6.00%, 4/1/07, Callable 4/1/03 @ 102, AMBAC..........    400,000      409,600

                                                       Principal
                                                        Amount       Value
                                                       ---------- ------------
Municipal Bonds, continued
West Virginia, continued
Education Bonds, continued
West Virginia State University Revenue,
 6.00%, 4/1/12, Callable 4/1/03 @ 102, AMBAC.......... $  700,000 $    716,555
West Virginia University Revenues, Series A, 5.00%,
 4/1/08, MBIA.........................................    500,000      555,675
West Virginia University Revenues, Series A, 5.50%,
 4/1/10, MBIA.........................................  1,405,000    1,600,084
West Virginia University Revenues, Series A, 5.50%,
 4/1/11, MBIA.........................................  1,485,000    1,692,350
West Virginia University Revenues, Series A, 5.25%,
 4/1/13, Callable 4/1/08 @ 102, AMBAC.................  1,125,000    1,238,018
West Virginia University Revenues, 5.75%, 4/1/16,
 Callable 4/1/06 @ 101, AMBAC.........................  1,000,000    1,105,720
                                                                  ------------
                                                                    14,951,055
                                                                  ------------
Utility Bonds (15.4%)
Clarksburg, West Virginia Water Revenue, 1.60%,
 9/1/03, FGIC.........................................  1,090,000    1,092,071
Fairmont, West Virginia, Waterworks Revenue, 5.375%,
 7/1/13, Callable 7/1/07 @ 102, MBIA..................    680,000      756,738
Harrison County, West Virginia, County Commission
 Solid Waste Disposal Revenue, 6.30%, 5/1/23,
 Callable 5/1/03 @ 102, AMBAC.........................    860,000      880,107
Marshall County, West Virginia, Pollution Control
 Revenue, 5.45%, 7/1/14, Callable 1/1/04 @ 102, MBIA..    950,000      992,969
Monongalia County, West Virginia Pollution Control,
 5.95%, 4/1/13, Callable 4/1/03 @ 102.................  2,000,000    2,047,200
Parkersburg, West Virginia, Waterworks & Sewer
 Systems Revenue, 5.80%, 9/1/19, Callable 9/1/06 @
 102, FSA-CR..........................................  2,660,000    2,999,256
Pea Ridge WV Public Services District Sewer Revenue,
 6.90%, 5/1/14, Callable 5/1/04 @ 102, AMBAC..........    610,000      655,524
Pleasants County, West Virginia, Pollution Control
 Revenue, 6.15%, 5/1/15, Callable 5/1/05 @ 102, AMBAC.  1,100,000    1,220,032
Pleasants County, West Virginia, Pollution Control
 Revenue, 6.15%, 5/1/15, Callable 5/1/05 @ 102,
 AMBAC, MBIA..........................................  1,000,000    1,109,120
West Virginia State Water Development Authority,
 Water Development Revenue, Series A-I, 5.80%,
 11/1/12, Callable 11/11/03 @ 100, FSA-CR.............    425,000      426,475
West Virginia State Water Development Authority,
 Water Development Revenue, Series A, 5.50%, 11/1/18,
 Callable 11/1/09 @ 102, AMBAC........................  1,000,000    1,104,000
                                                                  ------------
                                                                    13,283,492
                                                                  ------------

                                   Continued

West Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                                       Principal
                                                        Amount       Value
                                                       ---------- ------------
Municipal Bonds, continued
West Virginia, continued
General Obligation Bonds (17.7%)
Kanawha County, West Virginia, Board of Education,
 4.70%, 5/1/08, MBIA.................................. $2,220,000 $  2,440,268
West Virginia State, 5.50%, 6/1/09, FSA-CR............  3,000,000    3,427,050
West Virginia State, 5.50%, 6/1/10, FSA-CR............  1,500,000    1,713,330
West Virginia State, 5.25%, 6/1/10, Callable 6/1/08 @
 101, FGIC............................................  2,575,000    2,866,954
West Virginia State, 5.25%, 6/1/12, Callable 6/1/08 @
 101, FGIC............................................    800,000      883,824
West Virginia State, Series D, 5.25%, 11/1/12,
 Callable 11/1/06 @ 102, FGIC.........................  1,495,000    1,657,566
West Virginia State, 5.75%, 6/1/14, Callable 6/1/09 @
 101..................................................  2,000,000    2,287,380
                                                                  ------------
                                                                    15,276,372
                                                                  ------------
Health Care Bonds (12.8%)
Logan County, West Virginia, Logan County Health,
 8.00%, 12/1/16.......................................    690,000      947,363
South Charleston, West Virginia, Hospital Revenue,
 5.50%, 10/1/09, Callable 10/1/03 @ 100, MBIA.........    520,000      521,763
Weirton, West Virginia, Municipal Hospital Building
 Commercial Revenue, Series A, 5.25%, 12/1/11.........  2,580,000    2,658,406
West Virginia State Hospital Finance
 Authority, Hospital Revenue, 5.90%, 1/1/06, Callable
 1/1/04 @ 102, MBIA...................................    680,000      689,472
West Virginia State Hospital Finance
 Authority, Hospital Revenue, 5.00%, 8/1/09, Callable
 8/1/07 @ 100, FSA-CR.................................    800,000      875,688
West Virginia State Hospital Finance
 Authority, Hospital Revenue, 6.00%, 9/1/12, Callable
 9/1/10 @ 101.........................................    590,000      654,741
West Virginia State Hospital Finance
 Authority, Hospital Revenue, 6.10%, 1/1/18, Callable
 1/1/04 @ 102, MBIA...................................  1,300,000    1,317,186
West Virginia State Hospital Finance
 Authority, Hospital Revenue, 1.15%, 9/1/32, AMBAC....  3,000,000    3,000,000
West Virginia State Hospital Finance
 Authority, Hospital Revenue, 6.50%, 9/1/16...........    300,000      375,849
                                                                  ------------
                                                                    11,040,468
                                                                  ------------
Housing Bonds (5.6%)
Cabell, Putnam & Wayne Counties, West Virginia,
 Single Family Residential Mortgage Revenue, 7.375%,
 4/1/11, FGIC.........................................    545,000      682,171
Webster County, West Virginia, Housing Development
 Corporate Mortgage Revenue, 6.50%, 4/1/18, Callable
 10/1/03 @ 102, FHA...................................  1,010,000    1,032,826
West Virginia State Housing Development Fund, Series
 E, 6.25%, 11/1/12, Callable 11/1/03 @ 102............  1,000,000    1,027,940

                                                       Principal
                                                        Amount       Value
                                                       ---------- ------------
Municipal Bonds, continued
West Virginia, continued
Housing Bonds, continued
West Virginia State Housing Development Fund, Series
 A, 5.60%, 5/1/16, Callable 5/1/06 @ 102.............. $  985,000 $  1,034,112
West Virginia State Housing Development Fund, Series
 E, 6.35%, 5/1/24, Callable 11/1/03 @ 102.............  1,035,000    1,061,610
                                                                  ------------
                                                                     4,838,659
                                                                  ------------
Transportation Bonds (17.9%)
Charleston, West Virginia, Parking Revenue, 7.00%,
 6/1/16, Callable 12/1/04 @ 102, LOC -- Bank One West
 Virginia.............................................    580,000      641,155
Charleston, West Virginia, Urban Renewal Authority
 Lease Revenue, 5.25%, 12/15/18, Callable 12/15/08 @
 103, FSA-CR..........................................  1,060,000    1,141,313
West Virginia Economic Development Authority Lease
 Revenue, 5.50%, 6/1/12, MBIA.........................  2,000,000    2,284,620
West Virginia Economic Development Authority Lease
 Revenue, 5.50%, 6/1/15, Callable 6/1/12 @ 101, MBIA..  1,000,000    1,133,420
West Virginia Economic Development Authority Lease
 Revenue, Series A, 5.00%, 10/1/15, Callable 10/1/11
 @ 101................................................  1,250,000    1,346,963
West Virginia Economic Development, Department of
 Environmental Protection, 4.75%, 11/1/10.............    750,000      806,363
West Virginia Economic Development, Department of
 Environmental Protection, 4.75%, 11/1/11.............    785,000      841,237
West Virginia Economic Development, Department of
 Environmental Protection, 4.75%, 11/1/12.............    815,000      869,458
West Virginia State Parkways Economic Development and
 Tourism, 5.78%, 5/15/07, FGIC*.......................    325,000      292,422
West Virginia State Parkways Economic Development and
 Tourism, 5.78%, 5/15/07, FGIC*.......................    175,000      158,293
West Virginia State Parkways Economic Development and
 Tourism Authority, 4.71%, 7/1/03, FGIC*..............    250,000      249,320
West Virginia State Parkways Economic Development.
 and Tourism Authority, 5.00%, 5/15/09, FGIC..........    560,000      623,420
West Virginia State Parkways Economic Development and
 Tourism Authority, 5.00%, 5/15/10, FGIC..............  2,055,000    2,279,591
West Virginia State Parkways Economic Development and
 Tourism Authority, 5.25%, 5/15/12, FGIC..............  2,420,000    2,722,620
                                                                  ------------
                                                                    15,390,195
                                                                  ------------

                                   Continued

West Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                                       Principal
                                                        Amount       Value
                                                       ---------- -----------
Municipal Bonds, continued
West Virginia, continued
Puerto Rico (1.3%)
Commission Bond (1.3%)
Puerto Rico Public Buildings Authority Revenue
 Guaranteed, Series C, 5.50%, 7/1/12, Commonwealth
 Guaranteed........................................... $1,000,000 $ 1,114,960
                                                                  -----------
 Total Municipal Bonds                                             84,595,420
                                                                  -----------

                                                        Shares      Value
                                                       --------- -----------
Investment Companies (0.9%)
Federated Tax Exempt Money Market Fund................   804,653 $   804,653
                                                                 -----------
 Total Investments (Cost $81,353,436)(a) -- 99.1%                 85,400,073
Other assets in excess of liabilities -- 0.9%.........               762,353
                                                                 -----------
Net Assets -- 100.0%..................................           $86,162,426
                                                                 ===========

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

              Unrealized appreciation................. $4,052,473
              Unrealized depreciation.................     (5,836)
                                                       ----------
              Net unrealized appreciation............. $4,046,637
                                                       ==========

* Rate disclosed represents the effective yield at the time of purchase. AMBAC -- AMBAC Indemnity Corporation
FGIC -- Insured by Financial Guaranty Insurance Corporation
FHA -- Federal Housing Administration
FSA-CR -- Insured by Financial Security Assurance
MBIA -- Insured by Municipal Bond Insurance Association
LOC -- Line of Credit

              See accompanying notes to the financial statements.

Prime Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                        Principal     Amortized
                                         Amount         Cost
                                       ----------- ---------------
Municipal Bonds (0.7%)
Bridgeport, Connecticut, Series C,
 3.25%, 7/17/03....................... $ 7,000,000 $     7,002,984
                                                   ---------------
Certificates of Deposit (7.6%)
Banking & Financial Services (7.6%)
Abbey National Treasury Services, PLC,
 1.81%, 10/17/03......................   6,000,000       6,000,000
Abbey National Treasury Services, PLC,
 1.845%, 10/20/03.....................   5,000,000       5,000,138
Bayerische Hypotheken-und Vereinsbank,
 1.33%, 4/28/03.......................   8,000,000       8,000,000
Comercia Bank, 2.33%, 6/20/03.........   2,000,000       2,000,000
Comerica Bank, 2.275%, 6/23/03........   7,500,000       7,501,739
Danske Bank, 2.10%, 6/30/03...........   3,000,000       2,999,413
Danske Bank, 1.30%, 3/3/04............   7,000,000       7,000,000
Dresdner Bank AG, Frankfurt,
 1.30%, 5/21/03.......................   5,000,000       5,000,000
Mercantile Safe Deposit & Trust Co.,
 2.10%, 6/30/03.......................   2,000,000       2,000,000
Mercantile Safe Deposit & Trust Co.,
 1.32%, 7/14/03.......................   6,000,000       6,000,000
Societe General, Paris, 1.41%, 2/3/04.   4,000,000       4,000,337
Svenska Handelsbanken, Stockholm,
 2.23%, 6/23/03.......................  10,000,000       9,999,099
Svenska Handelsbanken, Stockholm,
 2.28%, 6/30/03.......................   3,000,000       3,000,942
Toronto Donimion Bank, 1.34%, 5/7/03..   8,500,000       8,499,916
                                                   ---------------
  Total Certificates of Deposit                         77,001,584
                                                   ---------------
Commercial Paper (33.0%)
Asset Backed Securities (3.2%)
Galaxy Funding, Inc.,
 1.27%, 5/20/03**(b)..................  11,200,000      11,180,640
Galaxy Funding, Inc.,
 1.27%, 4/22/03**(b)..................   3,000,000       2,997,778
Galaxy Funding, Inc.,
 1.28%, 4/7/03**(b)...................   3,000,000       2,999,360
Galaxy Funding, Inc.,
 1.37%, 4/14/03**(b)..................  10,000,000       9,995,089
PFEFCO-Preferred Receivables Funding
 Co., 1.35%, 5/12/03**(b).............   5,000,000       4,992,369
                                                   ---------------
                                                        32,165,236
                                                   ---------------
Banking & Financial Services (26.7%)
Amsterdam Funding Corp.,
 1.34%, 5/12/03**(b)..................  10,000,000       9,984,853
Bavaria TRR, 1.36%, 4/15/03**(b)......  20,000,000      19,989,422
Bavaria TRR, 1.32%, 5/8/03**(b).......   1,500,000       1,497,965
Bavaria TRR, 1.32%, 5/23/03**(b)......  20,000,000      19,961,867
Blue Spice, LLC, 1.32%, 4/9/03**(b)...  20,000,000      19,994,133
Blue Spice, LLC, 1.31%, 6/12/03**(b)..  20,000,000      19,948,000
Danske Bank, 1.30%, 4/16/03**.........  10,000,000       9,994,583
Dresdner U.S. Finance, 1.31%, 4/4/03**   5,000,000       4,999,454
Dresdner U.S. Finance,
 1.32%, 5/22/03**.....................  10,000,000       9,981,300
FCAR Auto Loan Trust,
 1.31%, 7/11/03**.....................   6,000,000       5,978,117
Ford Motor Credit Co.,
 1.69%, 4/10/03**.....................     100,000          99,958
Ford Motor Credit Co.,
 1.60%, 4/28/03**.....................     200,000         199,762

                                         Principal     Amortized
                                          Amount         Cost
                                        ----------- ---------------
Commercial Paper, continued
Banking & Financial Services, continued
Ford Motor Credit Co.,
 1.58%, 5/12/03**...................... $ 1,000,000 $       998,212
Ford Motor Credit Co., 1.59%, 6/4/03**.   8,500,000       8,476,124
Household Finance Corp.,
 1.38%, 4/11/03**......................   4,000,000       3,998,467
Household Finance Corp.,
 1.38%, 4/14/03**......................  15,000,000      14,992,525
John Deere Credit Ltd,
 1.45%, 4/14/03**......................   3,000,000       2,996,617
K2 (USA) LLC, 1.32%, 6/6/03**(b).......   9,602,000       9,578,939
Kitty Hawk Funding Corp.,
 1.26%, 4/15/03**(b)...................  20,000,000      19,990,200
Long Lane Master Trust IV, Series-A,
 1.30%, 4/28/03**(b)...................   5,047,000       5,042,079
Mortgage Interest Networking Trust,
 1.32%, 4/23/03**......................  15,000,000      14,987,900
Mortgage Interest Networking Trust,
 1.30%, 4/25/03**......................  16,700,000      16,685,527
New Center Asset Trust,
 1.28%, 8/14/03**......................  12,000,000      11,942,850
New Center Asset Trust,
 1.27%, 8/28/03**......................  12,000,000      11,937,420
Paradigm Funding, 1.27%, 5/9/03**(b)...  12,000,000      11,983,913
Shell Finance, 1.30%, 7/11/03**(b).....  10,000,000       9,963,808
Shell Finance, 1.87%, 9/9/03**(b)......   2,000,000       1,983,542
Stellar Funding Group,
 1.35%, 6/23/03**(b)...................   2,579,000       2,571,032
                                                    ---------------
                                                        270,758,569
                                                    ---------------
Distilled & Blended Liquors (0.5%)
Diageo Capital PLC,
 1.33%, 2/17/04**(b)...................   5,000,000       4,941,414
                                                    ---------------
Entertainment (1.0%)
Walt Disney Co., 1.45%, 4/8/03**(b)....   1,000,000         999,718
Walt Disney Co., 1.46%, 4/22/03**(b)...   2,500,000       2,497,885
Walt Disney Co., 1.45%, 5/22/03**(b)...   6,600,000       6,586,536
                                                    ---------------
                                                         10,084,139
                                                    ---------------
Food & Related (1.6%)
General Mills, Inc, 2.06%, 4/23/03**(b)   1,900,000       1,898,340
General Mills, Inc, 1.34%, 5/8/03**(b).   7,000,000       6,990,359
Safeway, Inc., 1.43%, 4/7/03**(b)......   2,000,000       1,999,523
Safeway, Inc., 1.33%, 5/9/03**(b)......   5,500,000       5,492,279
                                                    ---------------
                                                         16,380,501
                                                    ---------------
  Total Commercial Paper                                334,329,859
                                                    ---------------
Corporate Bonds (8.5%)
Banking & Financial Services (4.9%)
Beta Finance, 3.00%, 4/8/03(b).........   5,000,000       5,000,000
Beta Finance, 1.84%, 10/24/03(b).......   2,000,000       2,000,000
CNH Equipment Trust 2002-B, Series A-1,
 1.406%, 12/9/03.......................   6,165,563       6,165,563
Ford Credit Auto Owner Trust, Series
 2003-A, Class A-1, 1.363%, 10/15/03...   2,000,311       2,000,311
General Motors Acceptance Corp.,
 1.90%, 4/1/03**.......................   8,800,000       8,800,000
General Motors Acceptance Corp.,
 Residential Holding Corp.,
 1.90% 4/1/03**........................   1,000,000       1,000,000

                                   Continued

Prime Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                             Principal     Amortized
                                              Amount         Cost
                                            ----------- ---------------
Corporate Bonds, continued
Banking & Financial Services, continued
Goldman Sachs & Co., 1.26%, 9/12/03........  10,000,000      10,000,000
MMCA Auto Owner Trust, Series 2002-4,
 Class A-1, 1.763%, 10/15/03...............   2,166,803       2,166,803
Nissan Auto Receivables Owner Trust,
 Series 2003-A, Class A-1,
 1.30%, 3/15/04............................ $ 3,601,907 $     3,601,907
State Street Bank and Trust, 1.42%, 4/2/04,
 Series CD, Callable 6/12/03 @ 100.........   3,000,000       3,000,000
TF Automobile Receivables Owner Trust
 Series 2002-1, 1.469%, 12/12/03...........   2,233,421       2,233,421
WFS Financial Owner Trust
 Series 2003-1, Class A-1,
 1.31%, 2/20/04............................   5,000,000       5,000,000
                                                        ---------------
                                                             50,968,005
                                                        ---------------
Retail (1.8%)
WAL-MART, Inc., 4.375%, 8/1/03.............  18,500,000      18,673,997
                                                        ---------------
Services Allied to Motion Pictures (0.5%)
Dupont Teijin Films U.K.,
 1.49%, 9/30/03............................   5,000,000       5,000,000
                                                        ---------------
Telecommunications (1.2%)
BellSouth Corp., 4.105%, 4/26/03(b)........  12,500,000      12,510,968
                                                        ---------------
  Total Corporate Bonds                                      86,152,970
                                                        ---------------
U.S. Government Agencies (2.4%)
Federal Home Loan Bank (1.3%)
Series 7V03, 1.77%, 10/9/03,
 Callable 4/9/03 @ 100.....................   6,000,000       6,000,000
Series GS04, 1.41%, 3/8/04,
 Callable 8/12/03 @ 100....................   7,000,000       7,000,000
                                                        ---------------
                                                             13,000,000
                                                        ---------------
Federal Home Loan Mortgage Corp. (0.2%)
 5.25%, 2/15/04............................   1,500,000       1,549,919
Federal National Mortgage Assoc. (1.0%)
 1.44%, 4/19/04, Callable 6/26/03 @ 100....  10,000,000      10,000,000
                                                        ---------------
  Total U.S. Government Agencies                             24,549,919
                                                        ---------------
Variable Rate Notes (34.8%)*
Asset Backed Securities (3.5%)
Compass Securitization,
 1.22%, 9/15/03(b).........................  35,000,000      34,998,409
                                                        ---------------
Banking & Financial Services (27.4%)
American Express Centurion Bank,
 1.301%, 4/24/03...........................  10,000,000      10,000,067
Anchor Holdings, 1.35%, 4/3/03.............   1,910,000       1,910,000
Authority Family, LLC, 1.50%, 4/1/03.......   2,860,000       2,860,000
Bartlett, Illinois, Redevelopment Project,
 1.38%, 4/2/03.............................   5,000,000       5,000,000
Becker, Minnesota Pollution Control
 Revenue, 1.439%, 4/2/03...................   8,700,000       8,700,000
Blue Heron Funding, Ltd, Series-3A,
 Class A, 1.35%, 4/28/03...................  30,000,000      30,000,000
Comerica Bank, 1.31%, 4/07/03..............  23,000,000      22,999,170
Gainesville & Hall County,
 Georgia, Development Authority,
 1.30%, 4/2/03.............................   6,680,000       6,680,000

                                          Principal     Amortized
                                           Amount         Cost
                                         ----------- ---------------
Variable Rate Notes, continued
Banking & Financial Services, continued
General Electric Capital Corp.,
 1.36%, 4/9/03..........................   7,000,000       7,000,000
General Electric Capital Corp.,
 1.31%, 4/17/03......................... $ 7,000,000 $     7,000,000
General Electric Capital Corp.,
 Series MTNA, 1.44%, 4/1/03.............  10,000,000      10,006,763
Guilford Capital, LLC, Series 2002-A,
 1.51%, 4/3/03..........................   1,725,000       1,725,000
H.C. Equities, 1.37%, 4/3/03............   4,985,000       4,985,000
HBOS Treasury Services PLC,
 1.33%, 5/20/03.........................   8,000,000       8,000,000
Holmes Financing (No. 7) PLC, Class A-1,
 1.26%, 4/15/03.........................   2,500,000       2,500,000
Indian Hills Country Club,
 1.41%, 4/3/03..........................   3,635,000       3,635,000
JW Harris Company, Inc., 1.34%, 4/3/03..   4,600,000       4,600,000
K2 (USA) LLC, 1.26%, 4/15/03............  25,000,000      24,999,055
Maryland Economic Development Corp.,
 1.50%, 4/2/03..........................   7,000,000       7,000,000
Merrill Lynch & Co., Inc.,
 1.37%, 4/11/03.........................  12,000,000      12,000,000
Monet Trust, 1.36%, 6/30/03.............   5,000,000       5,000,000
New Keibler Thompson Co.,
 1.51%, 4/4/03..........................  11,210,000      11,210,000
Paradigm Funding, 1.27%, 4/28/03........   5,000,000       5,000,000
Permanent Financing PLC, Series 2,
 Class 1-A, 1.29%, 3/10/04..............   8,000,000       8,000,000
Quality Synthetic Rubber Co.,
 1.35%, 4/3/03..........................   1,286,000       1,286,000
Seven Hills School, 1.34%, 4/3/03.......   4,860,000       4,860,000
Sigma Finance, Inc., 1.31%, 4/7/03......   5,000,000       5,000,000
Sigma Finance, Inc., 1.308%, 4/1/03.....   5,000,000       4,999,956
Sigma Finance, Inc., 1.32%, 4/3/03......  19,000,000      18,998,689
Spira Millenium, 1.40%, 4/3/03..........   3,980,000       3,980,000
Stone Creek, 1.35%, 4/3/03..............  14,485,000      14,485,000
Trevecca Nazarene University,
 1.30%, 4/2/03..........................   2,940,000       2,940,000
URI Trust, 1.46%, 6/18/03...............   1,000,000       1,000,000
Wells Fargo & Co., 1.31%, 4/14/03.......   3,000,000       3,000,000
Wells Fargo & Co., Series MTNC,
 1.328%, 4/3/03.........................   6,000,000       6,000,000
                                                     ---------------
                                                         277,359,700
                                                     ---------------
Insurance (2.5%)
Allstate Life Insurance Co.,
 1.54%, 6/2/03..........................   2,000,000       2,000,000
General Electric Capital Corp.,
 1.469%, 5/9/03.........................   5,000,000       5,000,000
Jackson National Life Insurance Co.,
 1.39%, 4/1/03..........................   3,000,000       3,000,000
Metropolitan Life Insurance Co.,
 1.51%, 5/10/03.........................   5,000,000       5,000,000
New York Life Insurance Co.,
 1.44%, 6/2/03..........................   5,000,000       5,000,000
World Wildlife Fund, Inc.,
 1.35%, 4/3/03..........................   5,000,000       5,000,000
                                                     ---------------
                                                          25,000,000
                                                     ---------------

                                   Continued

Prime Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                     March 31, 2003
                                                                    (Unaudited)

                                         Principal     Amortized
                                          Amount         Cost
                                        ----------- ---------------
Variable Rate Notes, continued
Telecommunications (1.4%)
BellSouth Telecommunications, Inc.,
 1.35%, 6/4/03......................... $ 4,500,000 $     4,500,000
Verizon Global Funding, 1.30%, 5/8/03..  10,000,000       9,999,747
                                                    ---------------
                                                         14,499,747
                                                    ---------------
  Total Variable Rate Notes                             352,857,856
                                                    ---------------
Collateralized Loan Agreements (8.4%)
Bear Stearns Securities Corp., 1.5875%,
 dated 3/31/03, maturing 4/1/03, with
 maturity value of $25,001,102
 (Collateralized fully by various U.S.
 Government Agency securities).........  25,000,000      25,000,000
HSBC Securities Corp., 1.55%,
 dated 3/31/03, maturing 4/1/03, with
 maturity value of $30,001,292
 (Collateralized fully by various U.S.
 Government Agency securities).........  30,000,000      30,000,000
J.P. Morgan Securities, Inc., 1.5375%,
 dated 3/31/03, maturing 4/1/03, with
 maturity value of $30,001,283
 (Collateralized fully by various U.S.
 Government Agency securities).........  30,000,000      30,000,000
                                                    ---------------
  Total Collateralized Loan Agreements                   85,000,000
                                                    ---------------

                                                  Principal     Amortized
                                                   Amount         Cost
                                                 ----------- ---------------
   Repurchase Agreement (4.6%)
   UBS Warburg LLC, 1.38%, dated 3/31/03,
    maturing 4/1/03, with maturity value of
    $46,414,775 (Collateralized fully by
    various U.S. Government Agency
    securities)................................. $46,413,000 $    46,413,000
                                                             ---------------
     Total Repurchase Agreements                                  46,413,000
                                                             ---------------
   Total Investments
    (Amortized Cost $1,013,308,172)(a) -- 99.9%                1,013,308,172
   Assets in excess of other liabilities -- 0.1%                     922,352
                                                             ---------------
   Net Assets -- 100.0%.........................             $ 1,014,230,524
                                                             ===============

--------
(a)Cost and value for financial reporting purposes are the same.
(b)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.
* The interest rate for this variable rate note, which will change periodically, is based either on prime rate or an index of market rates. The rate reflected is the rate in effect as of March 31, 2003. The maturity date reflected is the next reset date.
**Rate disclosed represents the effective yield at the time of purchase.

              See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                           Principal   Amortized
                                            Amount       Cost
                                          ----------- ------------
             U.S. Treasury Notes (4.6%)
             3.625%, 8/31/03............. $50,000,000 $ 50,511,852
                                                      ------------
             U.S. Treasury Bills* (43.4%)
             1.63%, 4/17/03..............  50,000,000   49,965,503
             1.51%, 4/24/03..............  65,000,000   64,943,831
             1.23%, 5/15/03..............  50,000,000   49,924,690
             1.27%, 5/29/03..............  45,000,000   44,909,738
             1.24%, 6/12/03..............  50,000,000   49,876,600
             1.21%, 6/26/03..............  50,000,000   49,856,965
             1.15%, 7/17/03..............  50,000,000   49,828,354
             1.17%, 7/31/03..............  50,000,000   49,804,047
             1.17%, 8/14/03..............  50,000,000   49,794,725
             1.13%, 9/11/03..............  20,000,000   19,898,578
                                                      ------------
               Total U.S. Treasury Bills               478,803,031
                                                      ------------

                                               Principal      Amortized
                                                Amount          Cost
                                              ------------ --------------
     Repurchase Agreements (52.1%)
     Bank of America, 1.25%, dated 3/31/03,
      maturing 4/1/03, with maturity value of
      $100,003,472 (Collateralized fully by
      U.S. Treasury Notes and U.S. Treasury
      Bonds)................................. $100,000,000 $  100,000,000
     First Boston, 1.31%, dated 3/31/03,
      maturing 4/1/03, with maturity value of
      $175,350,692 (Collateralized fully by
      U.S. Treasury Notes)...................  175,344,311    175,344,311
     Goldman Sachs, 1.29%, dated 3/31/03,
      maturing 4/1/03, with maturity value of
      $100,003,583 (Collateralized fully by
      U.S. Treasury Notes)...................  100,000,000    100,000,000
     Lehman Brothers, 1.28%, dated 3/31/03,
      maturing 4/1/03, with maturity value of
      $50,001,667 (Collateralized fully by
      U.S. Treasury Bonds)...................   50,000,000     50,000,000
     Merrill Lynch, 1.20%, dated 3/31/03,
      maturing 4/1/03, with maturity value of
      $50,001,778 (Collateralized fully by
      U.S. Treasury Notes)...................   50,000,000     50,000,000
     Salomon Smith Barney, 1.25%, dated
      3/31/03, maturing 4/1/03, with maturity
      value of $100,003,472 (Collateralized
      fully by U.S. Treasury Notes)..........  100,000,000    100,000,000
                                                           --------------
       Total Repurchase Agreements                            575,344,311
                                                           --------------
     Total Investments
      (Amortized Cost $1,104,659,194)(a) --
      100.1%                                                1,104,659,194
     Liabilities in excess of other assets --
      (0.1)%.................................                    (952,191)
                                                           --------------
     Net Assets -- 100.0%....................              $1,103,707,003
                                                           ==============

--------
(a)Cost and value for financial reporting purposes are the same.
* Rate Disclosed represents the effective yield at time of purchase.

              See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)


                                                          Shares      Value
                                                         --------- -----------
Investment Companies (99.1%)
BB&T Balanced Fund......................................   615,452 $ 6,031,427
BB&T Intermediate Corporate Bond Fund...................   404,754   4,266,110
BB&T Intermediate U.S. Government Bond Fund.............   727,217   7,744,865
BB&T International Equity Fund..........................   319,017   1,859,870
BB&T Large Company Growth Fund(b).......................   294,480   1,981,851
BB&T Large Company Value Fund...........................   215,984   2,812,111
BB&T Mid Cap Growth Fund(b).............................    81,565     649,255
BB&T Mid Cap Value Fund.................................    87,778     953,270
BB&T Short U.S. Government Income Fund..................   209,365   2,097,840
BB&T Small Company Growth Fund(b).......................    71,154     661,732
BB&T U.S. Treasury Money Market Fund.................... 2,049,979   2,049,979
                                                                   -----------
 Total Investment Companies                                         31,108,310
                                                                   -----------

                                                             Shares    Value
                                                             ------ -----------
Exchange Traded Shares (1.1%)
iShares S&P SmallCap 600/BARRA Value Index Fund............. 5,000  $   333,600
                                                                    -----------
Total Investments (Cost $37,123,848)(a) -- 100.2%                    31,441,910
Liabilities in excess of other assets -- (0.2)%.............            (68,980)
                                                                    -----------
Net Assets -- 100.0%........................................        $31,372,930
                                                                    ===========

--------
(a)Represents cost for financial reporting purposes and differs from market value buy net unrealized depreciation of securities as follows:

             Unrealized appreciation................. $   727,210
             Unrealized depreciation.................  (6,409,148)
                                                      -----------
             Net unrealized depreciation............. $(5,681,938)
                                                      ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Capital Manager Moderate Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                                          Shares      Value
                                                         --------- -----------
Investment Companies (98.4%)
BB&T Balanced Fund......................................   391,736 $ 3,839,013
BB&T Intermediate Corporate Bond Fund...................   216,179   2,278,524
BB&T Intermediate U.S. Government Bond Fund.............   390,704   4,160,993
BB&T International Equity Fund..........................   525,585   3,064,162
BB&T Large Company Growth Fund(b).......................   732,291   4,928,320
BB&T Large Company Value Fund...........................   537,721   7,001,132
BB&T Mid Cap Growth Fund(b).............................   133,917   1,065,983
BB&T Mid Cap Value Fund.................................   144,660   1,571,010
BB&T Short U.S. Government Income Fund..................   113,030   1,132,559
BB&T Small Company Growth Fund(b).......................   113,688   1,057,296
BB&T U.S. Treasury Money Market Fund.................... 2,074,117   2,074,117
                                                                   -----------
 Total Investment Companies                                         32,173,109
                                                                   -----------

                                                         Shares    Value
                                                         ------ -----------
Exchange Traded Shares (1.7%)
iShares S&P SmallCap 600/BARRA Value Index Fund......... 8,500  $   567,120
                                                                -----------
Total Investments (Cost $42,352,844)(a) -- 100.1%                32,740,229
Liabilities in excess of other assets -- (0.1)%.........            (32,336)
                                                                -----------
Net Assets -- 100.0%....................................        $32,707,893
                                                                ===========

--------
(a)Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

             Unrealized appreciation................. $   366,391
             Unrealized depreciation.................  (9,979,006)
                                                      -----------
             Net unrealized depreciation............. $(9,612,615)
                                                      ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Capital Manager Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                                          Shares      Value
                                                         --------- -----------
Investment Companies (97.9%)
BB&T Balanced Fund......................................   138,161 $ 1,353,980
BB&T Intermediate Corporate Bond Fund...................    82,671     871,351
BB&T Intermediate U.S. Government Bond Fund.............   148,388   1,580,328
BB&T International Equity Fund..........................   540,430   3,150,710
BB&T Large Company Growth Fund(b).......................   860,448   5,790,812
BB&T Large Company Value Fund...........................   630,950   8,214,968
BB&T Mid Cap Growth Fund(b).............................   137,336   1,093,196
BB&T Mid Cap Value Fund.................................   149,012   1,618,267
BB&T Short U.S. Government Income Fund..................    42,600     426,856
BB&T Small Company Growth Fund(b).......................   121,200   1,127,156
BB&T U.S. Treasury Money Market Fund.................... 1,307,249   1,307,249
                                                                   -----------
 Total Investment Companies                                         26,534,873
                                                                   -----------

                                                         Shares    Value
                                                         ------ -----------
Exchange Traded Shares (2.1%)
iShares S&P SmallCap 600/BARRA Value Index Fund......... 8,500  $   567,120
                                                                -----------
Total Investments (Cost $38,824,146)(a) -- 100.0%                27,101,993
Liabilities in excess of other assets -- 0.0%...........             (4,236)
                                                                -----------
Net Assets -- 100.0%....................................        $27,097,757
                                                                ===========

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

            Unrealized appreciation.................  $    142,033
            Unrealized depreciation.................   (11,864,186)
                                                     -------------
            Net unrealized depreciation............. ($ 11,722,153)
                                                     =============

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Capital Manager Aggressive Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                                March 31, 2003
                                                                    (Unaudited)

                                                          Shares      Value
                                                         --------- -----------
Investment Companies (97.5%)
BB&T International Equity Fund..........................   345,141 $ 2,012,175
BB&T Large Company Growth Fund(b).......................   583,468   3,926,740
BB&T Large Company Value Fund...........................   428,394   5,577,687
BB&T Mid Cap Growth Fund(b).............................    87,773     698,672
BB&T Mid Cap Value Fund.................................    94,938   1,031,029
BB&T Small Company Growth Fund(b).......................    75,438     701,571
BB&T U.S. Treasury Money Market Fund.................... 1,005,007   1,005,007
                                                                   -----------
 Total Investment Companies                                         14,952,881
                                                                   -----------

                                                         Shares    Value
                                                         ------ -----------
Exchange Traded Shares (2.5%)
iShares S&P SmallCap 600/BARRA Value Index Fund......... 5,700  $   380,304
                                                                -----------
Total Investments (Cost $20,212,615)(a) -- 100.0%                15,333,185
Other assets in excess of liabilities -- 0.0%...........              7,626
                                                                -----------
Net Assets -- 100.0%....................................        $15,340,811
                                                                ===========

--------
(a)Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

             Unrealized appreciation................. $     3,788
             Unrealized depreciation.................  (4,883,218)
                                                      -----------
             Net unrealized depreciation............. $(4,879,430)
                                                      ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

BB&T Funds
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
(Unaudited)                                                      March 31, 2003


                                                     Balanced    Large Company Large Company   Mid Cap
                                                       Fund       Value Fund    Growth Fund   Value Fund
                                                   ------------  ------------- ------------- ------------
Assets:
Investments, at cost.............................. $118,681,453  $442,688,123  $223,142,342  $123,117,431
 Unrealized appreciation (depreciation)...........   (4,966,473)  (17,514,196)   (8,763,625)     (811,811)
                                                   ------------  ------------  ------------  ------------
 Investments, at value*...........................  113,714,980   425,173,927   214,378,717   122,305,620
Cash..............................................           --            --            --            --
Foreign currency, at value**......................           --            --            --            --
Collateral for securities loaned..................           --     4,208,400            --            --
Interest and dividends receivable.................      352,241       705,132       140,054       248,920
Receivable for capital shares issued..............           --         7,367            50         5,822
Receivable for investments sold...................    2,217,271       431,274            --            --
Receivable for forward foreign currency contracts.           --            --            --            --
Reclaims receivable...............................           --            --            --            --
Prepaid expenses..................................        3,921         7,689         4,798         2,922
                                                   ------------  ------------  ------------  ------------
Total Assets......................................  116,288,413   430,533,789   214,523,619   122,563,284
                                                   ------------  ------------  ------------  ------------
Liabilities:
Dividends payable.................................      137,325       476,827            --       255,917
Payable for capital shares redeemed...............          330            --           150            --
Payable for collateral received on loaned
 securities.......................................           --     4,208,400            --            --
Variation margin payable..........................           --            --            --            --
Payable for investments purchased.................    1,694,729    16,849,132            --     4,412,524
Accrued expenses and other payables:
 Investment advisory fees.........................       58,420       199,534       105,730        56,667
 Administration, transfer agent and fund
   accounting fees................................        3,164        11,246         5,915         3,219
 Distribution fees................................       13,325        24,777        11,883         2,546
 Other............................................       48,362       135,884        77,366        21,990
                                                   ------------  ------------  ------------  ------------
Total Liabilities.................................    1,955,655    21,905,800       201,044     4,752,863
                                                   ------------  ------------  ------------  ------------
Net Assets:
Capital...........................................  134,793,193   434,713,669   293,151,342   127,289,536
Undistributed (distributions in excess of) net
 investment income................................        9,097       (10,464)     (128,893)       (2,925)
Net realized gains (losses) on investments,
 futures and foreign currency transactions........  (15,503,059)   (8,561,020)  (69,936,249)   (8,664,379)
Unrealized appreciation (depreciation) on
 investments, futures and foreign currency
 transactions.....................................   (4,966,473)  (17,514,196)   (8,763,625)     (811,811)
                                                   ------------  ------------  ------------  ------------
Net Assets........................................ $114,332,758  $408,627,989  $214,322,575  $117,810,421
                                                   ============  ============  ============  ============
Net Assets
 Class A Shares................................... $ 13,681,403  $ 21,906,784  $  6,144,663  $  5,143,642
 Class B Shares...................................   11,876,153    23,394,771    12,389,459     1,409,537
 Class C Shares...................................      317,542        70,361        23,702       315,052
 Institutional Shares.............................   88,457,660   363,256,073   195,764,751   110,942,190
                                                   ------------  ------------  ------------  ------------
Total............................................. $114,332,758  $408,627,989  $214,322,575  $117,810,421
                                                   ============  ============  ============  ============
Outstanding units of beneficial interest (shares)
 Class A Shares...................................    1,391,858     1,685,495       923,593       473,737
 Class B Shares...................................    1,216,415     1,813,365     1,938,681       130,272
 Class C Shares...................................       32,545         5,462         3,702        29,113
 Institutional Shares.............................    9,023,505    27,896,295    29,067,551    10,215,935
                                                   ------------  ------------  ------------  ------------
Total.............................................   11,664,323    31,400,617    31,933,527    10,849,057
                                                   ============  ============  ============  ============
Net asset value...................................
 Class A Shares -- redemption price per share..... $       9.83  $      13.00  $       6.65  $      10.86
                                                   ============  ============  ============  ============
 Class B Shares -- offering price per share***.... $       9.76  $      12.90  $       6.39  $      10.82
                                                   ============  ============  ============  ============
 Class C Shares -- offering price per share***.... $       9.76  $      12.88  $       6.40  $      10.82
                                                   ============  ============  ============  ============
 Institutional Shares -- offering and redemption
   price per share................................ $       9.80  $      13.02  $       6.73  $      10.86
                                                   ============  ============  ============  ============
Maximum Sales Charge -- Class A Shares............         5.75%         5.75%         5.75%         5.75%
                                                   ============  ============  ============  ============
Maximum Offering Price (100%/(100% -- Maximum
 Sales Charge) of net asset value adjusted to the
 nearest cent) per share -- Class A Shares........ $      10.43  $      13.79  $       7.06  $      11.52
                                                   ============  ============  ============  ============

--------
* The Large Company Value Fund, Small Company Growth Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, and Intermediate Corporate Bond Fund include securities on loan of $4,144,272, $483,693, $1,000,235, $3,621,037, and $2,154,038 respectively.
** The International Equity Fund includes foreign currency at cost of
   $1,279,828.
***Redemption price per share varies by length of time shares are held.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                            Short U.S.    Intermediate   Intermediate    Kentucky
   Mid Cap    Small Company  International  Government   U.S. Government  Corporate    Intermediate
 Growth Fund   Growth Fund    Equity Fund   Income Fund     Bond Fund     Bond Fund    Tax-Free Fund
------------  -------------  ------------- ------------  --------------- ------------  -------------
$ 79,885,091  $ 107,892,108  $171,885,732  $183,326,283   $412,429,961   $179,140,573   $6,178,513
   3,544,311      5,593,902   (14,640,110)    3,880,752     14,966,134     10,483,420        6,224
------------  -------------  ------------  ------------   ------------   ------------   ----------
  83,429,402    113,486,010   157,245,622   187,207,035    427,396,095    189,623,993    6,184,737
          --             --        75,565            --             --             --           --
          --             --     1,362,555            --             --             --           --
          --        499,100            --     1,030,000      3,690,000      2,200,000           --
      16,325         39,734       445,060     1,520,936      2,661,777      2,741,150       55,156
          --             --         2,500       479,851             --             --           --
          --        885,606     8,973,015     1,556,110     21,356,079             --           --
          --             --           811            --             --             --           --
          --             --       200,147            --             --             --           --
       2,512          4,557         3,846         3,228          5,322          4,036          435
------------  -------------  ------------  ------------   ------------   ------------   ----------
  83,448,239    114,915,007   168,309,121   191,797,160    455,109,273    194,569,179    6,240,328
------------  -------------  ------------  ------------   ------------   ------------   ----------
          --             --            --       603,074      1,374,694        759,183        5,816
          --            120         3,718            --             --             --           --
          --        499,100            --     1,030,000      3,690,000      2,200,000           --
          --             --        50,093            --             --             --           --
   1,238,495      2,176,585    11,872,742     2,504,419     21,011,667        497,539      263,517
      39,483         92,850       129,524        77,778        172,583         76,934          723
       2,252          3,089         4,287         4,077         11,555          5,155          104
       1,629          6,092         2,250         2,302          8,889          5,213           12
      32,537         92,627        47,134        50,502         41,163         50,610           53
------------  -------------  ------------  ------------   ------------   ------------   ----------
   1,314,396      2,870,463    12,109,748     4,272,152     26,310,551      3,594,634      270,225
------------  -------------  ------------  ------------   ------------   ------------   ----------
  94,540,562    227,135,619   239,867,103   184,685,496    407,391,080    182,583,526    5,960,335
    (255,748)      (587,248)     (190,958)     (699,879)      (474,108)       (99,597)         261
 (15,695,282)  (120,097,729)  (68,919,389)     (341,361)     6,915,616     (1,992,804)       3,283

   3,544,311      5,593,902   (14,557,383)    3,880,752     14,966,134     10,483,420        6,224
------------  -------------  ------------  ------------   ------------   ------------   ----------
$ 82,133,843  $ 112,044,544  $156,199,373  $187,525,008   $428,798,722   $190,974,545   $5,970,103
============  =============  ============  ============   ============   ============   ==========
$  4,877,105  $   4,627,513  $  2,008,344  $ 12,507,856   $  8,075,824   $  2,538,291   $  329,431
     581,524      6,041,055     1,717,583            --      7,209,474      5,421,746           --
     142,781         35,055         1,762            --      1,355,368        236,218           --
  76,532,433    101,340,921   152,471,684   175,017,152    412,158,056    182,778,290    5,640,672
------------  -------------  ------------  ------------   ------------   ------------   ----------
$ 82,133,843  $ 112,044,544  $156,199,373  $187,525,008   $428,798,722   $190,974,545   $5,970,103
============  =============  ============  ============   ============   ============   ==========
     635,096        512,233       349,715     1,249,424        758,964        241,000       32,636
      76,685        717,094       311,967            --        679,573        514,403           --
      18,829          4,156           320            --        127,739         22,411           --
   9,609,627     10,893,043    26,131,322    17,463,265     38,686,225     17,343,466      559,218
------------  -------------  ------------  ------------   ------------   ------------   ----------
  10,340,237     12,126,526    26,793,324    18,712,689     40,252,501     18,121,280      591,854
============  =============  ============  ============   ============   ============   ==========
$       7.68  $        9.03  $       5.74  $      10.01   $      10.64   $      10.53   $    10.09
============  =============  ============  ============   ============   ============   ==========
$       7.58  $        8.42  $       5.51  $         --   $      10.61   $      10.54   $       --
============  =============  ============  ============   ============   ============   ==========
$       7.58  $        8.43  $       5.51  $         --   $      10.61   $      10.54   $       --
============  =============  ============  ============   ============   ============   ==========
$       7.96  $        9.30  $       5.83  $      10.02   $      10.65   $      10.54   $    10.09
============  =============  ============  ============   ============   ============   ==========
        5.75%          5.75%         5.75%         3.00%          5.75%          5.75%        3.00%
============  =============  ============  ============   ============   ============   ==========

$       8.15  $        9.58  $       6.09  $      10.32   $      11.29   $      11.17   $    10.40
============  =============  ============  ============   ============   ============   ==========


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Assets and Liabilities, continued
(Unaudited)                                                      March 31, 2003


                                                                         Maryland    North Carolina South Carolina   Virginia
                                                                       Intermediate   Intermediate   Intermediate  Intermediate
                                                                       Tax-Free Fund Tax-Free Fund  Tax-Free Fund  Tax-Free Fund
                                                                       ------------- -------------- -------------- -------------
Assets:
Investments:
  Unaffiliated investments, at cost...................................  $3,226,176    $112,779,945   $22,447,118    $77,918,637
  Investments in affiliates, at cost..................................          --              --            --             --
                                                                        ----------    ------------   -----------    -----------
  Total investments, at cost..........................................   3,226,176     112,779,945    22,447,118     77,918,637
  Unrealized appreciation (depreciation)..............................       4,068       6,949,823     1,453,753      5,443,313
                                                                        ----------    ------------   -----------    -----------
  Investments, at value...............................................   3,230,244     119,729,768    23,900,871     83,361,950
Repurchase agreements, at cost........................................          --              --            --             --
Cash..................................................................          --              --            --             --
Collateral for securities loaned......................................          --              --            --             --
Interest and dividends receivable.....................................      38,603       1,566,174       269,733      1,040,104
Receivable for capital shares issued..................................          --              --            --             --
Receivable for investments sold.......................................     107,186              --            --             --
Prepaid expenses......................................................       1,521           1,373           993            769
                                                                        ----------    ------------   -----------    -----------
Total Assets..........................................................   3,377,697     121,297,315    24,171,597     84,402,823
                                                                        ----------    ------------   -----------    -----------
Liabilities:
Payable to custodian..................................................          --              --            --             --
Dividends payable.....................................................       3,856         324,989        66,649        228,573
Payable for collateral received on loaned securities..................          --              --            --             --
Payable for investments purchased.....................................     218,875              --       250,042        977,960
Accrued expenses and other payables:
  Investment advisory fees............................................         386          51,522         9,086         35,324
  Administration, transfer agent and fund accounting fees.............          61           2,642           521          1,820
  Distribution fees...................................................          11           3,429           577            708
  Other...............................................................          --          32,998         9,586         29,578
                                                                        ----------    ------------   -----------    -----------
Total Liabilities.....................................................     223,332         415,580       336,461      1,273,963
                                                                        ----------    ------------   -----------    -----------
Net Assets:
Capital...............................................................   3,149,688     112,979,438    22,379,024     76,986,967
Undistributed (distributions in excess of) net investment income......         207          55,375        14,051         37,482
Net realized gains (losses) from investments..........................         402         897,099       (11,692)       661,098
Unrealized appreciation (depreciation) from investments...............       4,068       6,949,823     1,453,753      5,443,313
                                                                        ----------    ------------   -----------    -----------
Net Assets............................................................  $3,154,365    $120,881,735   $23,835,136    $83,128,860
                                                                        ==========    ============   ===========    ===========
Net Assets
  Class A Shares......................................................  $  159,868    $ 26,875,603   $ 4,542,537    $ 6,039,625
  Class B Shares......................................................          --              --            --             --
  Class C Shares......................................................          --              --            --             --
  Institutional Shares................................................   2,994,497      94,006,132    19,292,599     77,089,235
                                                                        ----------    ------------   -----------    -----------
Total.................................................................  $3,154,365    $120,881,735   $23,835,136    $83,128,860
                                                                        ==========    ============   ===========    ===========
Outstanding units of beneficial interest (shares)
  Class A Shares......................................................      15,950       2,496,159       420,404        507,920
  Class B Shares......................................................          --              --            --             --
  Class C Shares......................................................          --              --            --             --
  Institutional Shares................................................     298,657       8,729,804     1,796,987      6,483,816
                                                                        ----------    ------------   -----------    -----------
Total.................................................................     314,607      11,225,963     2,217,391      6,991,736
                                                                        ==========    ============   ===========    ===========
Net asset value
  Class A Shares -- redemption price per share........................  $    10.02    $      10.77   $     10.81    $     11.89
                                                                        ==========    ============   ===========    ===========
  Class B Shares -- offering price per share*.........................  $       --    $         --   $        --    $        --
                                                                        ==========    ============   ===========    ===========
  Class C Shares -- offering price per share*.........................  $       --    $         --   $        --    $        --
                                                                        ==========    ============   ===========    ===========
  Institutional Shares -- offering and redemption price per share.....  $    10.03    $      10.77   $     10.74    $     11.89
                                                                        ==========    ============   ===========    ===========
Maximum Sales Charge -- Class A Shares................................        3.00%           3.00%         3.00%          3.00%
                                                                        ==========    ============   ===========    ===========
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A Shares  $    10.33    $      11.10   $     11.14    $     12.26
                                                                        ==========    ============   ===========    ===========

--------
*  Redemption price per share varies by length of time shares are held.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------





West Virginia                U.S. Treasury  Capital Manager Capital Manager                 Capital Manager
Intermediate   Prime Money   Money Market    Conservative      Moderate     Capital Manager   Aggressive
Tax-Free Fund  Market Fund       Fund         Growth Fund     Growth Fund     Growth Fund     Growth Fund
------------- -------------- -------------- --------------- --------------- --------------- ---------------
 $81,353,436  $  966,895,172 $  529,314,883   $   371,793     $   632,049    $    632,049     $   423,845
          --              --             --    36,752,055      41,720,795      38,192,097      19,788,770
 -----------  -------------- --------------   -----------     -----------    ------------     -----------
  81,353,436     966,895,172    529,314,883    37,123,848      42,352,844      38,824,146      20,212,615
   4,046,637              --             --    (5,681,938)     (9,612,615)    (11,722,153)     (4,879,430)
 -----------  -------------- --------------   -----------     -----------    ------------     -----------
  85,400,073     966,895,172    529,314,883    31,441,910      32,740,229      27,101,993      15,333,185
          --      46,413,000    575,344,311            --              --              --              --
          --              --             --            --              --              --              --
          --              --             --            --              --              --              --
   1,455,743       2,100,857        187,628        66,262          45,876          26,693           9,597
          --              --             --            --              --              --             188
          --              --             --            --              --              --              --
       1,219          10,475          6,370         6,560           3,081           2,814           2,979
 -----------  -------------- --------------   -----------     -----------    ------------     -----------
  86,857,035   1,015,419,504  1,104,853,192    31,514,732      32,789,186      27,131,500      15,345,949
 -----------  -------------- --------------   -----------     -----------    ------------     -----------
          --             565             --            --              --              --              --
     250,983         571,961        577,658       132,089          63,620          15,231              --
          --              --             --            --              --              --              --
     363,284              --             --            --              --              --              --
      33,138         249,500        281,952         4,000           4,145           3,448           1,932
       2,351          27,481         30,011           521             544             452             255
       2,146         147,360         53,661         2,436           6,240           5,972           1,487
      42,707         192,113        202,907         2,756           6,744           8,640           1,464
 -----------  -------------- --------------   -----------     -----------    ------------     -----------
     694,609       1,188,980      1,146,189       141,802          81,293          33,743           5,138
 -----------  -------------- --------------   -----------     -----------    ------------     -----------
  81,632,547   1,014,224,522  1,103,706,757    37,567,863      42,483,111      39,139,889      20,244,628
     (15,204)          6,002            246        12,513          13,637          10,039          (4,161)
     498,446              --             --      (525,508)       (176,240)       (330,018)        (20,226)
   4,046,637              --             --    (5,681,938)     (9,612,615)    (11,722,153)     (4,879,430)
 -----------  -------------- --------------   -----------     -----------    ------------     -----------
 $86,162,426  $1,014,230,524 $1,103,707,003   $31,372,930     $32,707,893    $ 27,097,757     $15,340,811
 ===========  ============== ==============   ===========     ===========    ============     ===========
 $10,284,300  $  442,513,406 $  156,544,504   $ 1,707,214     $ 4,593,167    $  2,778,317     $   836,251
          --       2,826,725      1,399,489     2,362,468       6,223,720       6,296,544       1,538,486
          --         462,812         16,513       128,283         146,850          29,564          20,290
  75,878,126     568,427,581    945,746,497    27,174,965      21,744,156      17,993,332      12,945,784
 -----------  -------------- --------------   -----------     -----------    ------------     -----------
 $86,162,426  $1,014,230,524 $1,103,707,003   $31,372,930     $32,707,893    $ 27,097,757     $15,340,811
 ===========  ============== ==============   ===========     ===========    ============     ===========
   1,014,379     442,511,812    156,544,747       207,833         621,662         407,884         115,692
          --       2,826,706      1,399,487       287,488         848,905         935,845         216,095
          --         462,810         16,513        15,672          19,954           4,390           2,855
   7,480,129     568,438,600    945,746,285     3,288,176       2,941,351       2,640,844       1,783,895
 -----------  -------------- --------------   -----------     -----------    ------------     -----------
   8,494,508   1,014,239,928  1,103,707,032     3,799,169       4,431,872       3,988,963       2,118,537
 ===========  ============== ==============   ===========     ===========    ============     ===========
 $     10.14  $         1.00 $         1.00   $      8.21     $      7.39    $       6.81     $      7.23
 ===========  ============== ==============   ===========     ===========    ============     ===========
 $        --  $         1.00 $         1.00   $      8.22     $      7.33    $       6.73     $      7.12
 ===========  ============== ==============   ===========     ===========    ============     ===========
 $        --  $         1.00 $         1.00   $      8.19     $      7.36    $       6.73     $      7.11
 ===========  ============== ==============   ===========     ===========    ============     ===========
 $     10.14  $         1.00 $         1.00   $      8.26     $      7.39    $       6.81     $      7.26
 ===========  ============== ==============   ===========     ===========    ============     ===========
        3.00%             NA             NA          5.75%           5.75%           5.75%           5.75%
 ===========  ============== ==============   ===========     ===========    ============     ===========
 $     10.45              NA             NA   $      8.71     $      7.84    $       7.23     $      7.67
 ===========  ============== ==============   ===========     ===========    ============     ===========


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Operations
(Unaudited)                             For the Six Months Ended March 31, 2003


                                                            Balanced   Large Company Large Company   Mid Cap
                                                              Fund      Value Fund    Growth Fund   Value Fund
                                                          -----------  ------------- ------------- -----------
Investment Income:
Interest................................................. $   916,173   $        --   $   859,373  $     2,146
Dividends................................................     790,698     5,504,000         2,578    1,440,715
Foreign tax withholding..................................          --            --            --           --
Income from securities lending...........................       3,685        42,101        16,408        8,941
                                                          -----------   -----------   -----------  -----------
Total Investment Income..................................   1,710,556     5,546,101       878,359    1,451,802
                                                          -----------   -----------   -----------  -----------
Expenses:
Investment advisory fees.................................     440,059     1,470,069       740,040      389,551
Administration fees, transfer agency, and fund accounting
 fees....................................................     205,767       564,022       304,633      170,127
Distribution fees -- Class A Shares......................      35,231        57,297        15,796        6,548
Distribution fees -- Class B Shares......................      62,799       126,291        64,865        6,559
Distribution fees -- Class C Shares......................       1,544           289           137        1,664
Custodian fees...........................................      12,483        31,324        15,154       10,018
Offering fees............................................          --            --            --           --
Other....................................................      16,749        33,943        14,532       15,265
                                                          -----------   -----------   -----------  -----------
Total expenses before waivers............................     774,632     2,283,235     1,155,157      599,732
Less expenses waived by the Investment Advisor...........     (83,254)     (278,120)     (140,007)     (84,894)
Less expenses waived by the Administrator and its
 affiliates..............................................     (17,616)      (28,648)       (7,898)          --
                                                          -----------   -----------   -----------  -----------
Net Expenses.............................................     673,762     1,976,467     1,007,252      514,838
                                                          -----------   -----------   -----------  -----------
Net Investment Income (Loss).............................   1,036,794     3,569,634      (128,893)     936,964
                                                          -----------   -----------   -----------  -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investments, futures,
 and foreign currency transactions.......................  (4,757,621)   (5,075,311)   (4,505,086)  (3,742,587)
Change in unrealized appreciation (depreciation) from
 investment transactions and foreign currencies..........   5,274,887     7,575,428     5,159,512    2,294,851
                                                          -----------   -----------   -----------  -----------
Net realized/unrealized gains (losses) from investments
 and foreign currencies..................................     517,266     2,500,117       654,426   (1,447,736)
                                                          -----------   -----------   -----------  -----------
Change in net assets from operations..................... $ 1,554,060   $ 6,069,751   $   525,533  $  (510,772)
                                                          ===========   ===========   ===========  ===========

--------
(a)Period from commencement of operations on February 24, 2003 to March 31, 2003.

              See accompanying notes to the financial statements.

                 Small                   Short U.S.    Intermediate   Intermediate     Kentucky
  Mid Cap       Company    International Government   U.S. Government  Corporate     Intermediate
Growth Fund     Growth      Equity Fund  Income Fund       Fund        Bond Fund   Tax-Free Fund(a)
-----------  ------------  ------------- -----------  --------------- ------------ ----------------
$        --  $      4,864  $      4,542  $ 3,561,560    $ 8,856,312    $4,263,061      $10,039
     98,304       165,004       940,491       36,675         72,402       399,505          242
         --            --       (90,315)          --             --            --           --
     12,215        60,239            --       41,049         28,368         8,274           --
-----------  ------------  ------------  -----------    -----------    ----------      -------
    110,519       230,107       854,718    3,639,284      8,957,082     4,670,840       10,281
-----------  ------------  ------------  -----------    -----------    ----------      -------
    284,174       550,881       731,366      551,106      1,129,800       476,612        2,518

    133,069       205,424       223,480      246,482        511,303       256,825        2,348
      6,567        12,310         5,882       18,370         17,930         5,754           42
      2,747        32,119         9,803           --         32,409        24,138           --
        730           174            33           --          6,682         1,257           --
      6,009        11,432        52,255       22,570         34,298        20,344          112
         --            --            --           --             --            --          652
      8,060        11,170        22,908       32,019         47,016        27,491          244
-----------  ------------  ------------  -----------    -----------    ----------      -------
    441,356       823,510     1,045,727      870,547      1,779,438       812,421        5,916
    (75,089)           --            --      (91,850)      (188,298)      (80,111)      (1,795)
         --        (6,155)       (2,941)     (54,117)        (8,965)       (2,877)        (449)
-----------  ------------  ------------  -----------    -----------    ----------      -------
    366,267       817,355     1,042,786      724,580      1,582,175       729,433        3,672
-----------  ------------  ------------  -----------    -----------    ----------      -------
   (255,748)     (587,248)     (188,068)   2,914,704      7,374,907     3,941,407        6,609
-----------  ------------  ------------  -----------    -----------    ----------      -------

 (5,835,777)  (12,839,413)  (23,784,961)   1,106,245      9,187,141     1,322,196        3,283
  1,962,758     8,937,468     9,573,314   (1,459,159)    (9,509,633)    2,542,740        6,224
-----------  ------------  ------------  -----------    -----------    ----------      -------

 (3,873,019)   (3,901,945)  (14,211,647)    (352,914)      (322,492)    3,864,936        9,507
-----------  ------------  ------------  -----------    -----------    ----------      -------
$(4,128,767) $ (4,489,193) $(14,399,715) $ 2,561,790    $ 7,052,415    $7,806,343      $16,116
===========  ============  ============  ===========    ===========    ==========      =======

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Operations, continued
(Unaudited)                             For the Six Months Ended March 31, 2003


                                                                 Maryland     North Carolina South Carolina   Virginia
                                                               Intermediate    Intermediate   Intermediate  Intermediate
                                                             Tax-Free Fund(a) Tax-Free Fund  Tax-Free Fund  Tax-Free Fund
                                                             ---------------- -------------- -------------- -------------
Investment Income:
Interest income.............................................     $ 6,512       $ 2,353,267     $ 455,598     $ 1,681,738
Dividend income.............................................         107            15,767         3,927           9,015
Dividend income from affiliates.............................          --                --            --              --
Income from securities lending..............................          --                --            --              --
                                                                 -------       -----------     ---------     -----------
Total Investment Income.....................................       6,619         2,369,034       459,525       1,690,753
                                                                 -------       -----------     ---------     -----------
Expenses:
Investment advisory fees....................................       1,676           352,310        68,684         249,352
Administration, transfer agency and fund accounting fees....       1,667           162,779        33,582         120,667
Distribution fees -- Class A Shares.........................          38            62,680        10,537          10,175
Distribution fees -- Class B Shares.........................          --                --            --              --
Distribution fees -- Class C Shares.........................          --                --            --              --
Custodian fees..............................................          57            14,023         3,538          10,121
Offering fees...............................................         486                --            --              --
Other.......................................................         168            16,714         5,153          13,017
                                                                 -------       -----------     ---------     -----------
Total expenses before waivers...............................       4,092           608,506       121,494         403,332
Less expenses waived by the Investment Advisor..............      (1,291)          (58,718)      (19,190)        (41,102)
Less expenses waived by the Administrator and its affiliates        (306)          (72,603)      (14,865)        (27,447)
                                                                 -------       -----------     ---------     -----------
Net Expenses................................................       2,496           477,185        87,439         334,783
                                                                 -------       -----------     ---------     -----------
Net Investment Income (Loss)................................       4,123         1,891,849       372,086       1,355,970
                                                                 -------       -----------     ---------     -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investments................         402           879,672        54,468         782,828
Net realized gain distributions from underlying funds.......          --                --            --              --
Change in unrealized appreciation (depreciation) from
 investments................................................       4,068        (1,413,211)     (173,036)     (1,243,633)
                                                                 -------       -----------     ---------     -----------
Net realized/unrealized gains (losses) from investments.....       4,470          (533,539)     (118,568)       (460,805)
                                                                 -------       -----------     ---------     -----------
Change in net assets from operations........................     $ 8,593       $ 1,358,310     $ 253,518     $   895,165
                                                                 =======       ===========     =========     ===========

--------
(a)Period from commencement of operations on February 24, 2003 to March 31, 2003.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




West Virginia             U.S. Treasury Capital Manager Capital Manager                 Capital Manager
Intermediate  Prime Money Money Market   Conservative      Moderate     Capital Manager   Aggressive
Tax-Free Fund Market Fund     Fund        Growth Fund     Growth Fund     Growth Fund     Growth Fund
------------- ----------- ------------- --------------- --------------- --------------- ---------------
 $ 1,805,793  $7,991,188   $7,977,169      $      --       $      --       $      --       $      --
      16,791          --           --            713           1,212           1,212             813
          --          --           --        432,340         309,977         186,556          65,672
          --          --       43,373             --              --              --              --
 -----------  ----------   ----------      ---------       ---------       ---------       ---------
   1,822,584   7,991,188    8,020,542        433,053         311,189         187,768          66,485
 -----------  ----------   ----------      ---------       ---------       ---------       ---------
     194,454   1,940,384    2,204,606         38,616          39,856          34,335          18,467
     127,363   1,260,363    1,423,692         63,177          66,061          64,847          40,820
      12,559   1,050,106      434,888          3,839          11,238           6,811           1,969
          --      14,106        6,078          9,943          26,454          31,387           7,222
          --       2,027           58            400           1,122              94              34
       8,083      29,508      108,194          3,874           3,209           3,030           1,284
          --          --           --             --              --              --              --
       5,697      86,900      140,976         11,835           7,000           7,483           6,570
 -----------  ----------   ----------      ---------       ---------       ---------       ---------
     348,156   4,383,394    4,318,492        131,684         154,940         147,987          76,366
     (19,980)   (319,578)    (452,973)       (15,446)        (15,942)        (13,734)         (7,387)
      (1,536)   (293,366)     (89,454)       (17,190)        (21,385)        (16,982)         (8,289)
 -----------  ----------   ----------      ---------       ---------       ---------       ---------
     326,640   3,770,450    3,776,065         99,048         117,613         117,271          60,690
 -----------  ----------   ----------      ---------       ---------       ---------       ---------
   1,495,944   4,220,738    4,244,477        334,005         193,576          70,497           5,795
 -----------  ----------   ----------      ---------       ---------       ---------       ---------
     607,054          --           --       (465,812)        (21,758)       (193,867)        (20,270)
          --          --           --         39,836          24,499           9,222              --

  (1,014,195)         --           --        270,549        (451,708)       (118,564)       (266,501)
 -----------  ----------   ----------      ---------       ---------       ---------       ---------
    (407,141)         --           --       (155,427)       (448,967)       (303,209)       (286,771)
 -----------  ----------   ----------      ---------       ---------       ---------       ---------
 $ 1,088,803  $4,220,738   $4,244,477      $ 178,578       $(255,391)      $(232,712)      $(280,976)
 ===========  ==========   ==========      =========       =========       =========       =========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                      Balanced                        Large Company
                                                                        Fund                           Value Fund
                                                          --------------------------------  --------------------------------
                                                           For the Six        For the        For the Six        For the
                                                           Months Ended      Year Ended      Months Ended      Year Ended
                                                          March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002
                                                          -------------- ------------------ -------------- ------------------
                                                           (Unaudited)                       (Unaudited)
From Investment Activities:
Operations:
  Net investment income (loss)...........................  $  1,036,794     $  2,246,419     $  3,569,634     $  5,710,568
  Net realized gains (losses) on investments.............    (4,757,621)      (6,559,563)      (5,075,311)      (2,302,990)
  Change in unrealized appreciation (depreciation) from
   investments...........................................     5,274,887      (12,897,395)       7,575,428      (97,279,636)
                                                           ------------     ------------     ------------     ------------
Change in net assets from operations.....................     1,554,060      (17,210,539)       6,069,751      (93,872,058)
                                                           ------------     ------------     ------------     ------------
Dividends to Class A Shareholders:
  Net investment income..................................      (130,975)        (241,621)        (185,654)        (318,681)
  Net realized gains from investments....................            --               --               --         (834,139)
Dividends to Class B Shareholders:
  Net investment income..................................       (70,965)        (139,105)        (111,473)        (138,858)
  Net realized gains from investments....................            --               --               --         (951,942)
Dividends to Class C Shareholders:
  Net investment income..................................        (1,784)          (3,489)            (260)            (141)
  Net realized gains from investments....................            --               --               --             (402)
Dividends to Institutional Class Shareholders:
  Net investment income..................................      (965,217)      (1,849,039)      (3,282,267)      (5,227,206)
  Net realized gains from investments....................            --               --               --      (10,443,697)
                                                           ------------     ------------     ------------     ------------
Change in net assets from shareholder dividends..........    (1,168,941)      (2,233,254)      (3,579,654)     (17,915,066)
                                                           ------------     ------------     ------------     ------------
Capital Transactions:
Change in net assets from capital transactions...........    (5,271,200)      24,328,425       39,044,466       54,589,456
                                                           ------------     ------------     ------------     ------------
Change in net assets.....................................    (4,886,081)       4,884,632       41,534,563      (57,197,668)
Net Assets:
  Beginning of period....................................   119,218,839      114,334,207      367,093,426      424,291,094
                                                           ------------     ------------     ------------     ------------
  End of period..........................................  $114,332,758     $119,218,839     $408,627,989     $367,093,426
                                                           ============     ============     ============     ============
Undistributed (distributions in excess of) net investment
 income..................................................  $      9,097     $    141,244     $    (10,464)    $       (444)
                                                           ============     ============     ============     ============

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



          Large Company                        Mid Cap                           Mid Cap
           Growth Fund                       Value Fund                        Growth Fund
--------------------------------  --------------------------------  --------------------------------
 For the Six        For the        For the Six        For the        For the Six        For the
 Months Ended      Year Ended      Months Ended      Year Ended      Months Ended      Year Ended
March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002
-------------- ------------------ -------------- ------------------ -------------- ------------------
 (Unaudited)                       (Unaudited)                       (Unaudited)
 $   (128,893)    $   (781,072)    $    936,964     $ 1,531,722      $  (255,748)     $   (586,167)
   (4,505,086)     (30,817,611)      (3,742,587)     (3,986,719)      (5,835,777)       (8,405,207)

    5,159,512       (9,008,842)       2,294,851      (6,852,553)       1,962,758          (400,538)
 ------------     ------------     ------------     -----------      -----------      ------------
      525,533      (40,607,525)        (510,772)     (9,307,550)      (4,128,767)       (9,391,912)
 ------------     ------------     ------------     -----------      -----------      ------------
           --               --          (39,221)        (70,104)              --                --
           --               --               --        (412,235)              --          (844,527)
           --               --           (5,963)         (5,745)              --                --
           --               --               --         (14,316)              --            (4,869)
           --               --           (1,406)         (1,169)              --                --
           --               --               --             (80)              --              (127)
           --               --         (891,879)     (1,453,870)
           --               --               --      (7,354,036)              --        (5,198,952)
 ------------     ------------     ------------     -----------      -----------      ------------
           --               --         (938,469)     (9,311,555)              --        (6,048,475)
 ------------     ------------     ------------     -----------      -----------      ------------
   33,546,400       44,013,314       27,718,485      31,435,534       10,103,917        (6,260,773)
 ------------     ------------     ------------     -----------      -----------      ------------
   34,071,933        3,405,789       26,269,244      12,816,429        5,975,150       (21,701,160)
  180,250,642      176,844,853       91,541,177      78,724,748       76,158,693        97,859,853
 ------------     ------------     ------------     -----------      -----------      ------------
 $214,322,575     $180,250,642     $117,810,421     $91,541,177      $82,133,843      $ 76,158,693
 ============     ============     ============     ===========      ===========      ============

 $   (128,893)    $         --     $     (2,925)    $    (1,420)     $  (255,748)     $         --
 ============     ============     ============     ===========      ===========      ============

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued

                                                                 Balanced                        Large Company
                                                                   Fund                           Value Fund
                                                     --------------------------------  --------------------------------
                                                      For the Six        For the        For the Six        For the
                                                      Months Ended      Year Ended      Months Ended      Year Ended
                                                     March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002
                                                     -------------- ------------------ -------------- ------------------
                                                      (Unaudited)                       (Unaudited)
Capital Transactions:
Class A Shares:
  Proceeds from shares issued.......................  $    583,895     $  4,867,275     $  1,395,324     $  3,586,528
  Dividends reinvested..............................       126,877          225,969          174,988        1,116,888
  Cost of shares redeemed...........................    (1,025,279)      (2,639,111)      (2,159,329)      (5,533,444)
                                                      ------------     ------------     ------------     ------------
Change in net assets from Class A Share transactions      (314,507)       2,454,133         (589,017)        (830,028)
Class B Shares:
  Proceeds from shares issued.......................       432,198        1,629,294          918,100        3,069,678
  Dividends reinvested..............................        74,210          143,061          107,437        1,094,554
  Cost of shares redeemed...........................    (1,419,071)      (2,766,881)      (2,796,548)      (4,919,554)
                                                      ------------     ------------     ------------     ------------
Change in net assets from Class B Share transactions      (912,663)        (994,526)      (1,771,011)        (755,322)
Class C Shares:
  Proceeds from shares issued.......................        40,426          781,055           36,542           49,410
  Dividends reinvested..............................         1,845            3,379              255              629
  Cost of shares redeemed...........................        (7,698)        (418,318)         (16,553)          (2,365)
                                                      ------------     ------------     ------------     ------------
Change in net assets from Class C Share transactions        34,573          366,116           20,244           47,674
Institutional Shares:
  Proceeds from shares issued.......................    12,294,310       23,735,093       79,629,747      107,989,584
  Proceeds from shares issued in conversion.........            --       19,137,171               --               --
  Dividends reinvested..............................       771,800        1,416,731        1,455,516        6,998,934
  Cost of shares redeemed...........................   (17,144,713)     (21,786,293)     (39,701,013)     (58,861,386)
                                                      ------------     ------------     ------------     ------------
Change in net assets from Institutional Share
 transactions.......................................    (4,078,603)      22,502,702       41,384,250       56,127,132
                                                      ------------     ------------     ------------     ------------
Change in net assets from capital transactions......  $ (5,271,200)    $ 24,328,425     $ 39,044,466     $ 54,589,456
                                                      ============     ============     ============     ============
Share Transactions:
Class A Shares:
  Issued............................................        57,943          429,111          105,691          219,573
  Reinvested........................................        12,584           19,981           12,950           64,719
  Redeemed..........................................      (102,446)        (239,288)        (163,320)        (337,690)
                                                      ------------     ------------     ------------     ------------
Change in Class A Shares............................       (31,919)         209,804          (44,679)         (53,398)
Class B Shares:
  Issued............................................        43,220          143,233           67,764          183,195
  Reinvested........................................         7,386           12,711            7,971           63,425
  Redeemed..........................................      (142,837)        (250,112)        (211,035)        (305,405)
                                                      ------------     ------------     ------------     ------------
Change in Class B Shares............................       (92,231)         (94,168)        (135,300)         (58,785)
Class C Shares:
  Issued............................................         4,030           66,799            2,601            3,374
  Reinvested........................................           183              299               19               37
  Redeemed..........................................          (787)         (38,123)          (1,219)            (135)
                                                      ------------     ------------     ------------     ------------
Change in Class C Shares............................         3,426           28,975            1,401            3,276
Institutional Shares:
  Issued............................................     1,211,493        2,066,375        5,894,709        6,561,173
  Issued in conversion..............................            --        1,677,228               --               --
  Reinvested........................................        76,835          125,479          107,571          406,243
  Redeemed..........................................    (1,703,971)      (1,983,589)      (2,968,944)      (3,556,725)
                                                      ------------     ------------     ------------     ------------
Change in Institutional Shares......................      (415,643)       1,885,493        3,033,336        3,410,691
                                                      ------------     ------------     ------------     ------------
Change in Shares....................................      (536,367)       2,030,104        2,854,758        3,301,784
                                                      ============     ============     ============     ============

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



          Large Company                        Mid Cap                           Mid Cap
           Growth Fund                       Value Fund                        Growth Fund
--------------------------------  --------------------------------  --------------------------------
 For the Six        For the        For the Six        For the        For the Six        For the
 Months Ended      Year Ended      Months Ended      Year Ended      Months Ended      Year Ended
March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002
-------------- ------------------ -------------- ------------------ -------------- ------------------
 (Unaudited)                       (Unaudited)                       (Unaudited)
 $    414,949     $  1,388,589     $    667,036     $  1,806,895     $    205,316     $ 51,635,225
           --               --           38,082          472,931               --          840,485
     (564,584)      (1,769,288)        (590,637)        (716,518)        (600,598)     (52,924,981)
 ------------     ------------     ------------     ------------     ------------     ------------
     (149,635)        (380,699)         114,481        1,563,308         (395,282)        (449,271)
      467,362        1,975,814          349,864        1,422,199          141,193          587,793
           --               --            5,529           18,700               --            4,769
   (1,187,866)      (2,753,363)         (89,618)        (129,755)         (35,945)         (42,746)
 ------------     ------------     ------------     ------------     ------------     ------------
     (720,504)        (777,549)         265,775        1,311,144          105,248          549,816
        3,573           34,187           90,841          357,214           15,776          240,725
           --               --            1,367              867               --              200
      (17,949)              --          (75,443)         (10,484)          (7,721)         (59,766)
 ------------     ------------     ------------     ------------     ------------     ------------
      (14,376)          34,187           16,765          347,597            8,055          181,159
   53,704,837       85,680,470       38,550,135       52,970,395       21,686,529       26,306,875
           --               --               --               --               --               --
           --               --          263,650          781,920               --          306,535
  (19,273,922)     (40,543,095)     (11,492,321)     (25,538,830)     (11,300,633)     (33,155,887)
 ------------     ------------     ------------     ------------     ------------     ------------

   34,430,915       45,137,375       27,321,464       28,213,485       10,385,896       (6,542,477)
 ------------     ------------     ------------     ------------     ------------     ------------
 $ 33,546,400     $ 44,013,314     $ 27,718,485     $ 31,435,534     $ 10,103,917     $ (6,260,773)
 ============     ============     ============     ============     ============     ============
       61,853          168,519           60,497          135,496           25,885        5,122,092
           --               --            3,419           36,017               --           82,884
      (84,043)        (220,838)         (53,988)         (54,835)         (76,452)      (5,272,952)
 ------------     ------------     ------------     ------------     ------------     ------------
      (22,190)         (52,319)           9,928          116,678          (50,567)         (67,976)
       71,441          244,383           31,688          107,498           17,974           62,554
           --               --              498            1,430               --              471
     (182,635)        (349,644)          (8,197)         (10,215)          (4,719)          (4,528)
 ------------     ------------     ------------     ------------     ------------     ------------
     (111,194)        (105,261)          23,989           98,713           13,255           58,497
          544            4,782            8,261           28,270            1,990           24,201
           --               --              123               66               --               20
       (2,660)              --           (6,790)            (887)          (1,010)          (6,458)
 ------------     ------------     ------------     ------------     ------------     ------------
       (2,116)           4,782            1,594           27,449              980           17,763
    7,800,506       10,586,845        3,451,434        4,019,910        2,606,464        2,629,800
           --               --               --               --               --               --
           --               --           23,686           59,591               --           29,250
   (2,859,750)      (4,875,750)      (1,036,532)      (1,948,547)      (1,369,950)      (3,239,000)
 ------------     ------------     ------------     ------------     ------------     ------------
    4,940,756        5,711,095        2,438,588        2,130,954        1,236,514         (579,950)
 ------------     ------------     ------------     ------------     ------------     ------------
    4,805,256        5,558,297        2,474,099        2,373,794        1,200,182         (571,666)
 ============     ============     ============     ============     ============     ============

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets



                                                                    Small Company                     International
                                                                     Growth Fund                       Equity Fund
                                                          --------------------------------  --------------------------------
                                                           For the Six        For the        For the Six        For the
                                                           Months Ended      Year Ended      Months Ended      Year Ended
                                                          March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002
                                                          -------------- ------------------ -------------- ------------------
                                                           (Unaudited)                       (Unaudited)
From Investment Activities:
Operations:
  Net investment income (loss)...........................  $   (587,248)    $ (1,606,801)    $   (188,068)    $      3,596
  Net realized gains (losses) on investments.............   (12,839,413)     (37,976,809)     (23,784,961)     (16,774,443)
  Change in unrealized appreciation (depreciation) from
   investments...........................................     8,937,468        8,826,339        9,573,314       (4,518,766)
                                                           ------------     ------------     ------------     ------------
Change in net assets from operations.....................    (4,489,193)     (30,757,271)     (14,399,715)     (21,289,613)
                                                           ------------     ------------     ------------     ------------
Dividends to Class A Shareholders:
  Net investment income..................................            --               --               --               --
  Net realized gains from investments....................            --               --               --               --
Dividends to Class B Shareholders:
  Net investment income..................................            --               --               --               --
  Net realized gains from investments....................            --               --               --               --
Dividends to Class C Shareholders:
  Net investment income..................................            --               --               --               --
  Net realized gains from investments....................            --               --               --               --
Dividends to Institutional Class Shareholders:
  Net investment income..................................            --               --          (94,004)         (33,185)
  Net realized gains from investments....................            --               --               --               --
                                                           ------------     ------------     ------------     ------------
Change in net assets from shareholder dividends..........            --               --          (94,004)         (33,185)
                                                           ------------     ------------     ------------     ------------
Capital Transactions:
Change in net assets from capital transactions...........    10,737,471       16,596,638       43,888,144       27,479,016
                                                           ------------     ------------     ------------     ------------
Change in net assets.....................................     6,248,278      (14,160,633)      29,394,425        6,156,218
Net Assets:
  Beginning of period....................................   105,796,266      119,956,899      126,804,948      120,648,730
                                                           ------------     ------------     ------------     ------------
  End of period..........................................  $112,044,544     $105,796,266     $156,199,373     $126,804,948
                                                           ============     ============     ============     ============
Undistributed (distributions in excess of) net investment
 income..................................................  $   (587,248)    $         --     $   (190,958)    $     91,114
                                                           ============     ============     ============     ============

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




           Short U.S.                       Intermediate                      Intermediate                  Kentucky
           Government                      U.S. Government                      Corporate                 Intermediate
           Income Fund                       Income Fund                        Bond Fund                Tax-Free Fund
--------------------------------  --------------------------------  --------------------------------  --------------------
 For the Six        For the        For the Six        For the        For the Six        For the
 Months Ended      Year Ended      Months Ended      Year Ended      Months Ended      Year Ended      February 24, 2003
March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002 to March 31, 2003(a)
-------------- ------------------ -------------- ------------------ -------------- ------------------ --------------------
 (Unaudited)                       (Unaudited)                       (Unaudited)                          (Unaudited)
 $  2,914,704     $  7,399,131     $  7,374,907     $ 14,655,247     $  3,941,407     $  7,040,866         $    6,609
    1,106,245          999,916        9,187,141        1,954,750        1,322,196       (2,940,014)             3,283

   (1,459,159)         542,749       (9,509,633)      11,640,411        2,542,740        3,070,645              6,224
 ------------     ------------     ------------     ------------     ------------     ------------         ----------
    2,561,790        8,941,796        7,052,415       28,250,408        7,806,343        7,171,497             16,116
 ------------     ------------     ------------     ------------     ------------     ------------         ----------
     (141,775)        (200,286)        (141,102)        (244,809)         (55,341)         (70,155)              (117)
           --               --          (57,869)              --               --          (17,046)                --
           --               --         (103,523)        (189,562)         (97,927)        (152,313)                --
           --               --          (52,140)              --               --          (44,915)                --
           --                           (21,376)         (23,122)          (5,080)          (7,379)                --
           --               --          (11,170)              --               --           (1,223)                --
   (3,641,683)      (7,955,113)      (7,580,265)     (14,948,212)      (3,949,915)      (7,067,470)            (6,231)
           --               --       (2,797,662)              --               --       (1,945,249)
 ------------     ------------     ------------     ------------     ------------     ------------         ----------
   (3,783,458)      (8,155,399)     (10,765,107)     (15,405,705)      (4,108,263)      (9,305,750)            (6,348)
 ------------     ------------     ------------     ------------     ------------     ------------         ----------
    1,663,586       12,927,401       78,533,469       53,287,651       37,942,356       28,695,116          5,960,335
 ------------     ------------     ------------     ------------     ------------     ------------         ----------
      441,918       13,713,798       74,820,777       66,132,354       41,640,436       26,560,863          5,970,103
  187,083,090      173,369,292      353,977,945      287,845,591      149,334,109      122,773,246                 --
 ------------     ------------     ------------     ------------     ------------     ------------         ----------
 $187,525,008     $187,083,090     $428,798,722     $353,977,945     $190,974,545     $149,334,109         $5,970,103
 ============     ============     ============     ============     ============     ============         ==========

 $   (699,879)    $    168,875     $   (474,108)    $     (2,749)    $    (99,597)    $     67,259         $      261
 ============     ============     ============     ============     ============     ============         ==========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued


                                                         Small Company                     International
                                                          Growth Fund                       Equity Fund
                                               --------------------------------  --------------------------------
                                                For the Six        For the        For the Six        For the
                                                Months Ended      Year Ended      Months Ended      Year Ended
                                               March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002
                                               -------------- ------------------ -------------- ------------------
                                                (Unaudited)                       (Unaudited)
Capital Transactions:
Class A Shares:
  Proceeds from shares issued.................  $    170,372     $  9,866,506    $  34,711,175    $  14,716,105
  Dividends reinvested........................            --               --               --               --
  Cost of shares redeemed.....................      (497,140)     (11,430,821)     (34,017,117)     (15,772,241)
                                                ------------     ------------    -------------    -------------
Change in net assets from Class A Share
 transactions.................................      (326,768)      (1,564,315)         694,058       (1,056,136)
Class B Shares:
  Proceeds from shares issued.................       232,228        1,017,065           58,065          134,182
  Dividends reinvested........................            --               --               --               --
  Cost of shares redeemed.....................      (625,323)      (1,604,935)        (219,138)        (377,716)
                                                ------------     ------------    -------------    -------------
Change in net assets from Class B Share
 transactions.................................      (393,095)        (587,870)        (161,073)        (243,534)
Class C Shares:
  Proceeds from shares issued.................        10,865           34,281           99,793            1,922
  Dividends reinvested........................            --               --               --               --
  Cost of shares redeemed.....................        (5,015)          (1,529)        (104,516)              --
                                                ------------     ------------    -------------    -------------
Change in net assets from Class C Share
 transactions.................................         5,850           32,752           (4,723)           1,922
Institutional Shares:
  Proceeds from shares issued.................    32,054,498       93,392,429      201,061,940      154,566,392
  Proceeds from shares issued in merger.......            --               --               --               --
  Dividends reinvested........................            --               --           40,756           10,567
  Cost of shares redeemed.....................   (20,603,014)     (74,676,358)    (157,742,814)    (125,800,195)
                                                ------------     ------------    -------------    -------------
Change in net assets from Institutional Share
 transactions.................................    11,451,484       18,716,071       43,359,882       28,776,764
                                                ------------     ------------    -------------    -------------
Change in net assets from capital transactions  $ 10,737,471     $ 16,596,638    $  43,888,144    $  27,479,016
                                                ============     ============    =============    =============
Share Transactions:
Class A Shares:
  Issued......................................        18,401          736,875        5,754,856        1,904,910
  Reinvested..................................            --               --               --               --
  Redeemed....................................       (54,529)        (875,725)      (5,628,971)      (2,025,155)
                                                ------------     ------------    -------------    -------------
Change in Class A Shares......................       (36,128)        (138,850)         125,885         (120,245)
Class B Shares:
  Issued......................................        26,786           89,470            9,662           18,568
  Reinvested..................................            --               --               --               --
  Redeemed....................................       (73,058)        (144,377)         (36,404)         (52,423)
                                                ------------     ------------    -------------    -------------
Change in Class B Shares......................       (46,272)         (54,907)         (26,742)         (33,855)
Class C Shares:
  Issued......................................         1,233            2,925           17,712              263
  Reinvested..................................            --               --               --               --
  Redeemed....................................          (605)            (130)         (18,555)              --
                                                ------------     ------------    -------------    -------------
Change in Class C Shares......................           628            2,795             (843)             263
Institutional Shares:
  Issued......................................     3,301,426        7,626,956       31,924,730       20,123,385
  Issued in merger............................            --               --               --               --
  Reinvested..................................            --               --            6,222            1,322
  Redeemed....................................    (2,144,612)      (6,110,984)     (25,028,152)     (16,224,257)
                                                ------------     ------------    -------------    -------------
Change in Institutional Shares................     1,156,814        1,515,972        6,902,800        3,900,450
                                                ------------     ------------    -------------    -------------
Change in Shares..............................     1,075,042        1,325,010        7,001,100        3,746,613
                                                ============     ============    =============    =============

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




           Short U.S.                       Intermediate                      Intermediate                  Kentucky
           Government                      U.S. Government                      Corporate                 Intermediate
           Income Fund                        Bond Fund                         Bond Fund                Tax-Free Fund
--------------------------------  --------------------------------  --------------------------------  --------------------
 For the Six        For the        For the Six        For the        For the Six        For the
 Months Ended      Year Ended      Months Ended      Year Ended      Months Ended      Year Ended      February 24, 2003
March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002 to March 31, 2003(a)
-------------- ------------------ -------------- ------------------ -------------- ------------------ --------------------
 (Unaudited)                       (Unaudited)                       (Unaudited)                          (Unaudited)
 $ 24,857,943     $ 18,096,680     $  3,802,499    $   4,431,494     $    612,318     $  1,676,174         $  339,105
       98,545          150,213          175,143          204,301           47,243           80,398                 --
  (17,685,701)     (16,534,071)      (2,285,636)      (2,849,506)        (213,844)        (143,528)           (10,043)
 ------------     ------------     ------------    -------------     ------------     ------------         ----------

    7,270,787        1,712,822        1,692,006        1,786,289          445,717        1,613,044            329,062
           --               --        1,473,274        2,089,470        1,236,649        2,626,330                 --
           --               --          141,890          166,592           83,202          172,411                 --
           --               --         (318,673)        (781,814)        (467,853)        (284,030)                --
 ------------     ------------     ------------    -------------     ------------     ------------         ----------

           --               --        1,296,491        1,474,248          851,998        2,514,711                 --
           --               --          364,267        1,235,319            9,010          300,336                 --
           --               --           32,320           19,266            5,123            7,788                 --
           --               --         (339,582)         (38,209)         (99,294)          (3,796)                --
 ------------     ------------     ------------    -------------     ------------     ------------         ----------

           --               --           57,005        1,216,376          (85,161)         304,328                 --
   55,205,660       63,473,368      149,284,890      156,277,873       51,683,608       44,487,694          6,391,024
           --        3,731,074               --        7,165,474               --        3,938,109                 --
      979,035        1,406,157        5,075,765        5,735,291        1,333,272        2,151,309                232
  (61,791,896)     (57,396,020)     (78,872,688)    (120,367,900)     (16,287,078)     (26,314,079)          (759,983)
 ------------     ------------     ------------    -------------     ------------     ------------         ----------

   (5,607,201)      11,214,579       75,487,967       48,810,738       36,729,802       24,263,033          5,631,273
 ------------     ------------     ------------    -------------     ------------     ------------         ----------
 $  1,663,586     $ 12,927,401     $ 78,533,469    $  53,287,651     $ 37,942,356     $ 28,695,116         $5,960,335
 ============     ============     ============    =============     ============     ============         ==========
    2,481,384        1,819,027          358,746          424,075           59,559          163,494             33,628
        9,822           15,072           16,516           19,792            4,576            7,907                 --
   (1,766,320)      (1,661,077)        (215,664)        (273,207)         (20,912)         (13,997)              (992)
 ------------     ------------     ------------    -------------     ------------     ------------         ----------
      724,886          173,022          159,598          170,660           43,223          157,404             32,636
           --               --          139,158          201,106          119,660          256,133                 --
           --               --           13,424           16,199            8,054           16,932                 --
           --               --          (30,201)         (76,446)         (45,138)         (28,155)                --
 ------------     ------------     ------------    -------------     ------------     ------------         ----------
           --               --          122,381          140,859           82,576          244,910                 --
           --               --           34,483          120,322              870           29,379                 --
           --               --            3,057            1,865              497              770                 --
           --               --          (32,124)          (3,718)          (9,741)            (370)                --
 ------------     ------------     ------------    -------------     ------------     ------------         ----------
           --               --            5,416          118,469           (8,374)          29,779                 --
    5,504,375        6,353,425       14,077,095       15,084,748        4,997,522        4,365,699            634,218
           --          375,738               --          700,437               --          394,205                 --
       97,456          141,095          477,671          555,645          128,992          212,192                 23
   (6,161,356)      (5,742,878)      (7,433,003)     (11,623,338)      (1,573,375)      (2,575,435)           (75,023)
 ------------     ------------     ------------    -------------     ------------     ------------         ----------
     (559,525)       1,127,380        7,121,763        4,717,492        3,553,139        2,396,661            559,218
 ------------     ------------     ------------    -------------     ------------     ------------         ----------
      165,361        1,300,402        7,409,158        5,147,480        3,670,564        2,828,754            591,854
 ============     ============     ============    =============     ============     ============         ==========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                     Maryland                North Carolina
                                                   Intermediate               Intermediate
                                                  Tax-Free Fund               Tax-Free Fund
                                               -------------------- --------------------------------
                                                                     For the Six        For the
                                                February 24, 2003    Months Ended      Year Ended
                                               to March 31, 2003(a) March 31, 2003 September 30, 2002
                                               -------------------- -------------- ------------------
                                                   (Unaudited)       (Unaudited)
From Investment Activities:
Operations:
  Net investment income (loss)................      $    4,123       $  1,891,849     $  3,786,916
  Net realized gains (losses) on
   investments................................             402            879,672          412,630
  Change in unrealized appreciation
   (depreciation) from investments............           4,068         (1,413,211)       3,620,532
                                                    ----------       ------------     ------------
Change in net assets from operations..........           8,593          1,358,310        7,820,078
                                                    ----------       ------------     ------------
Dividends to Class A Shareholders:
  Net investment income.......................            (112)          (387,986)        (679,577)
  Net realized gains from investments.........              --            (86,777)        (152,558)
Dividends to Class B Shareholders:
  Net investment income.......................              --                 --               --
Dividends to Class C Shareholders:
  Net investment income.......................              --                 --               --
Dividends to Institutional Class
 Shareholders:
  Net investment income.......................          (3,804)        (1,498,004)      (3,094,893)
  Net realized gains from investments.........              --           (325,838)        (701,942)
                                                    ----------       ------------     ------------
Change in net assets from shareholder
 dividends....................................          (3,916)        (2,298,605)      (4,628,970)
                                                    ----------       ------------     ------------
Capital Transactions:
Change in net assets from capital
 transactions.................................       3,149,688          4,137,416        5,095,935
                                                    ----------       ------------     ------------
Change in net assets..........................       3,154,365          3,197,121        8,287,043
Net Assets:
  Beginning of period.........................              --        117,684,614      109,397,571
                                                    ----------       ------------     ------------
  End of period...............................      $3,154,365       $120,881,735     $117,684,614
                                                    ==========       ============     ============
Undistributed (distributions in excess of) net
 investment income............................      $      207       $     55,375     $     49,516
                                                    ==========       ============     ============

                                                        South Carolina
                                                         Intermediate
                                                         Tax-Free Fund
                                               --------------------------------
                                                For the Six        For the
                                                Months Ended      Year Ended
                                               March 31, 2003 September 30, 2002
                                               -------------- ------------------
                                                (Unaudited)
From Investment Activities:
Operations:
  Net investment income (loss)................  $   372,086      $   719,498
  Net realized gains (losses) on
   investments................................       54,468          141,667
  Change in unrealized appreciation
   (depreciation) from investments............     (173,036)         701,489
                                                -----------      -----------
Change in net assets from operations..........      253,518        1,562,654
                                                -----------      -----------
Dividends to Class A Shareholders:
  Net investment income.......................      (65,876)        (109,096)
  Net realized gains from investments.........           --               --
Dividends to Class B Shareholders:
  Net investment income.......................           --               --
Dividends to Class C Shareholders:
  Net investment income.......................           --               --
Dividends to Institutional Class
 Shareholders:
  Net investment income.......................     (306,122)        (608,437)
  Net realized gains from investments.........           --               --
                                                -----------      -----------
Change in net assets from shareholder
 dividends....................................     (371,998)        (717,533)
                                                -----------      -----------
Capital Transactions:
Change in net assets from capital
 transactions.................................    1,866,289        3,688,099
                                                -----------      -----------
Change in net assets..........................    1,747,809        4,533,220
Net Assets:
  Beginning of period.........................   22,087,327       17,554,107
                                                -----------      -----------
  End of period...............................  $23,835,136      $22,087,327
                                                ===========      ===========
Undistributed (distributions in excess of) net
 investment income............................  $    14,051      $    13,963
                                                ===========      ===========

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




            Virginia                        West Virginia
          Intermediate                      Intermediate                       Prime Money
          Tax-Free Fund                     Tax-Free Fund                      Market Fund
--------------------------------  --------------------------------  ---------------------------------
 For the Six        For the        For the Six        For the        For the Six         For the
 Months Ended      Year Ended      Months Ended      Year Ended      Months Ended       Year Ended
March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002 March 31, 2003  September 30, 2002
-------------- ------------------ -------------- ------------------ --------------  ------------------
 (Unaudited)                       (Unaudited)                       (Unaudited)
 $ 1,355,970      $ 2,907,449      $ 1,495,944      $ 3,420,430     $    4,220,738     $ 11,683,844

     782,828          512,675          607,054        1,361,363                 --            4,348

  (1,243,633)       2,396,771       (1,014,195)       1,759,048                 --               --
 -----------      -----------      -----------      -----------     --------------     ------------
     895,165        5,816,895        1,088,803        6,540,841          4,220,738       11,688,192
 -----------      -----------      -----------      -----------     --------------     ------------
     (63,695)         (41,099)        (162,643)        (326,667)        (1,360,207)      (5,104,282)
     (11,117)              --         (161,014)         (19,159)                --               --
          --               --               --               --             (3,611)        (413,769)
          --               --               --               --               (491)            (354)

  (1,290,977)      (2,860,573)      (1,330,967)      (3,082,722)        (2,856,429)      (6,168,476)
    (246,961)              --       (1,216,422)        (178,065)                --               --
 -----------      -----------      -----------      -----------     --------------     ------------

  (1,612,750)      (2,901,672)      (2,871,046)      (3,606,613)        (4,220,738)     (11,686,881)
 -----------      -----------      -----------      -----------     --------------     ------------

    (877,624)       4,811,313         (254,559)       1,951,370         61,939,087      206,252,557
 -----------      -----------      -----------      -----------     --------------     ------------
  (1,595,209)       7,726,536       (2,036,802)       4,885,598         61,939,087      206,253,868
  84,724,069       76,997,533       88,199,228       83,313,630        952,291,437      746,037,569
 -----------      -----------      -----------      -----------     --------------     ------------
 $83,128,860      $84,724,069      $86,162,426      $88,199,228     $1,014,230,524     $952,291,437
 ===========      ===========      ===========      ===========     ==============     ============

 $    37,482      $    36,184      $   (15,204)     $   (17,538)    $        6,002     $      6,002
 ===========      ===========      ===========      ===========     ==============     ============

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued


                                                    Maryland                North Carolina
                                                  Intermediate               Intermediate
                                                 Tax-Free Fund               Tax-Free Fund
                                              -------------------- --------------------------------
                                                                    For the Six        For the
                                               February 24, 2003    Months Ended      Year Ended
                                              to March 31, 2003(a) March 31, 2003 September 30, 2002
                                              -------------------- -------------- ------------------
                                                  (Unaudited)       (Unaudited)
Capital Transactions:
Class A Shares:
  Proceeds from shares issued................      $  160,540       $ 4,139,598      $  8,390,014
  Dividends reinvested.......................              --           364,492           667,429
  Cost of shares redeemed....................              --        (1,263,437)       (4,567,648)
                                                   ----------       -----------      ------------
Change in net assets from Class A Share
 transactions................................         160,540         3,240,653         4,489,795
Class B Shares:
  Proceeds from shares issued................              --                --                --
  Dividends reinvested.......................              --                --                --
  Cost of shares redeemed....................              --                --                --
                                                   ----------       -----------      ------------
Change in net assets from Class B Share
 transactions................................              --                --                --
Class C Shares:
  Proceeds from shares issued................              --                --                --
  Dividends reinvested.......................              --                --                --
  Cost of shares redeemed....................              --                --                --
                                                   ----------       -----------      ------------
Change in net assets from Class C Share
 transactions................................              --                --                --
Institutional Shares:
  Proceeds from shares issued................       3,002,148         6,021,997        18,840,831
  Dividends reinvested.......................              --             2,276             5,973
  Cost of shares redeemed....................         (13,000)       (5,127,510)      (18,240,664)
                                                   ----------       -----------      ------------
Change in net assets from Institutional Share
 transactions................................       2,989,148           896,763           606,140
                                                   ----------       -----------      ------------
Change in net assets from capital
 transactions................................      $3,149,688       $ 4,137,416      $  5,095,935
                                                   ==========       ===========      ============
Share Transactions:
Class A Shares:
  Issued.....................................          15,950           385,526           794,985
  Reinvested.................................              --            33,997            63,866
  Redeemed...................................              --          (118,161)         (439,847)
                                                   ----------       -----------      ------------
Change in Class A Shares.....................          15,950           301,362           419,004
Class B Shares:
  Issued.....................................              --                --                --
  Reinvested.................................              --                --                --
  Redeemed...................................              --                --                --
                                                   ----------       -----------      ------------
Change in Class B Shares.....................              --                --                --
Class C Shares:
  Issued.....................................              --                --                --
  Reinvested.................................              --                --                --
  Redeemed...................................              --                --                --
                                                   ----------       -----------      ------------
Change in Class C Shares.....................              --                --                --
Institutional Shares:
  Issued.....................................         299,945           561,786         1,796,239
  Reinvested.................................              --               212               568
  Redeemed...................................          (1,288)         (476,139)       (1,753,681)
                                                   ----------       -----------      ------------
Change in Institutional Shares...............         298,657            85,859            43,126
                                                   ----------       -----------      ------------
Change in Shares.............................         314,607           387,221           462,130
                                                   ==========       ===========      ============

                                                       South Carolina
                                                        Intermediate
                                                        Tax-Free Fund
                                              --------------------------------
                                               For the Six        For the
                                               Months Ended      Year Ended
                                              March 31, 2003 September 30, 2002
                                              -------------- ------------------
                                               (Unaudited)
Capital Transactions:
Class A Shares:
  Proceeds from shares issued................  $   979,956      $ 2,192,011
  Dividends reinvested.......................       58,854          100,784
  Cost of shares redeemed....................     (598,296)        (464,666)
                                               -----------      -----------
Change in net assets from Class A Share
 transactions................................      440,514        1,828,129
Class B Shares:
  Proceeds from shares issued................           --               --
  Dividends reinvested.......................           --               --
  Cost of shares redeemed....................           --               --
                                               -----------      -----------
Change in net assets from Class B Share
 transactions................................           --               --
Class C Shares:
  Proceeds from shares issued................           --               --
  Dividends reinvested.......................           --               --
  Cost of shares redeemed....................           --               --
                                               -----------      -----------
Change in net assets from Class C Share
 transactions................................           --               --
Institutional Shares:
  Proceeds from shares issued................    2,711,916        3,358,560
  Dividends reinvested.......................           --              173
  Cost of shares redeemed....................   (1,286,141)      (1,498,763)
                                               -----------      -----------
Change in net assets from Institutional Share
 transactions................................    1,425,775        1,859,970
                                               -----------      -----------
Change in net assets from capital
 transactions................................  $ 1,866,289      $ 3,688,099
                                               ===========      ===========
Share Transactions:
Class A Shares:
  Issued.....................................       91,160          209,470
  Reinvested.................................        5,461            9,624
  Redeemed...................................      (55,770)         (44,395)
                                               -----------      -----------
Change in Class A Shares.....................       40,851          174,699
Class B Shares:
  Issued.....................................           --               --
  Reinvested.................................           --               --
  Redeemed...................................           --               --
                                               -----------      -----------
Change in Class B Shares.....................           --               --
Class C Shares:
  Issued.....................................           --               --
  Reinvested.................................           --               --
  Redeemed...................................           --               --
                                               -----------      -----------
Change in Class C Shares.....................           --               --
Institutional Shares:
  Issued.....................................      255,259          323,945
  Reinvested.................................           --               17
  Redeemed...................................     (120,415)        (144,570)
                                               -----------      -----------
Change in Institutional Shares...............      134,844          179,392
                                               -----------      -----------
Change in Shares.............................      175,695          354,091
                                               ===========      ===========

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




             Virgina                        West Virgina
          Intermediate                      Intermediate                       Prime Money
          Tax-Free Fund                     Tax-Free Fund                      Market Fund
--------------------------------  --------------------------------  --------------------------------
 For the Six        For the        For the Six        For the        For the Six        For the
 Months Ended      Year Ended      Months Ended      Year Ended      Months Ended      Year Ended
March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002
-------------- ------------------ -------------- ------------------ -------------- ------------------
 (Unaudited)                       (Unaudited)                       (Unaudited)
 $ 3,474,106      $ 2,442,406      $ 1,001,028      $ 2,192,541     $ 238,418,902    $ 447,035,466
      45,155           26,218          209,324          247,323         1,517,900        5,630,749
    (506,905)        (217,204)        (746,271)        (731,809)     (214,205,871)    (432,003,107)
 -----------      -----------      -----------      -----------     -------------    -------------

   3,012,356        2,251,420          464,081        1,708,055        25,730,931       20,663,108
          --               --               --               --         1,030,781      137,882,346
          --               --               --               --             4,137           15,768
          --               --               --               --          (938,109)    (219,613,729)
 -----------      -----------      -----------      -----------     -------------    -------------

          --               --               --               --            96,809      (81,715,615)
          --               --               --               --           357,125          368,384
          --               --               --               --               536               --
          --               --               --               --          (209,234)         (54,001)
 -----------      -----------      -----------      -----------     -------------    -------------

          --               --               --               --           148,427          314,383
   3,695,287       11,092,040        2,400,154        6,583,421       571,672,618      811,100,396
       1,072           13,694            5,875              410           134,823          385,027
  (7,586,339)      (8,545,841)      (3,124,669)      (6,340,516)     (535,844,521)    (544,494,742)
 -----------      -----------      -----------      -----------     -------------    -------------
  (3,889,980)       2,559,893         (718,640)         243,315        35,962,920      266,990,681
 -----------      -----------      -----------      -----------     -------------    -------------

 $  (877,624)     $ 4,811,313      $  (254,559)     $ 1,951,370     $  61,939,087    $ 206,252,557
 ===========      ===========      ===========      ===========     =============    =============
     293,041          208,642           98,546          219,717       238,418,903      447,035,466
       3,808            2,266           20,735           24,816         1,517,900        5,630,749
     (42,555)         (18,971)         (74,020)         (73,516)     (214,205,871)    (432,003,107)
 -----------      -----------      -----------      -----------     -------------    -------------
     254,294          191,937           45,261          171,017        25,730,932       20,663,108
          --               --               --               --         1,030,781      137,882,346
          --               --               --               --             4,137           15,768
          --               --               --               --          (938,108)    (219,613,729)
 -----------      -----------      -----------      -----------     -------------    -------------
          --               --               --               --            96,810      (81,715,615)
          --               --               --               --           357,125          368,384
          --               --               --               --               536               --
          --               --               --               --          (209,234)         (54,001)
 -----------      -----------      -----------      -----------     -------------    -------------
          --               --               --               --           148,427          314,383
     311,552          958,118          237,155          660,750       571,672,614      811,100,400
          91            1,210              581               37           134,823          385,027
    (640,822)        (739,326)        (306,973)        (629,243)     (535,844,521)    (544,494,742)
 -----------      -----------      -----------      -----------     -------------    -------------
    (329,179)         220,002          (69,237)          31,544        35,962,916      266,990,685
 -----------      -----------      -----------      -----------     -------------    -------------
     (74,885)         411,939          (23,976)         202,561        61,939,085      206,252,561
 ===========      ===========      ===========      ===========     =============    =============

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                    U.S. Treasury                     Capital Manager
                                                                     Money Market                      Conservative
                                                                         Fund                           Growth Fund
                                                          ---------------------------------  --------------------------------
                                                           For the Six         For the        For the Six        For the
                                                           Months Ended       Year Ended      Months Ended      Year Ended
                                                          March 31, 2003  September 30, 2002 March 31, 2003 September 30, 2002
                                                          --------------  ------------------ -------------- ------------------
                                                           (Unaudited)                        (Unaudited)
From Investment Activities:
Operations:
  Net investment income (loss)........................... $    4,244,477    $   10,840,903    $   334,005      $   733,547
  Net realized gains (losses) on investments.............             --                --       (465,812)          46,153
  Net realized gain distributions from underlying funds..             --                --         39,836           95,085
  Change in unrealized appreciation (depreciation) from
   investments...........................................             --                --        270,549       (2,443,827)
                                                          --------------    --------------    -----------      -----------
Change in net assets from operations.....................      4,244,477        10,840,903        178,578       (1,569,042)
                                                          --------------    --------------    -----------      -----------
Dividends to Class A Shareholders:
  Net investment income..................................       (388,236)       (2,079,344)       (14,838)         (19,325)
  Net realized gains from investments....................             --                --         (6,453)         (13,763)
Dividends to Class B Shareholders:
  Net investment income..................................         (1,407)          (59,470)       (12,539)         (23,283)
  Net realized gains from investments....................             --                --         (8,408)         (21,679)
Dividends to Class C Shareholders:
  Net investment income..................................            (14)              (18)          (586)            (362)
  Net realized gains from investments....................             --                --           (297)             (38)
Dividends to Institutional Class Shareholders:
  Net investment income..................................     (3,854,820)       (8,702,071)      (291,521)        (690,633)
  Net realized gains from investments....................             --                --       (124,086)        (557,248)
                                                          --------------    --------------    -----------      -----------
Change in net assets from shareholder dividends..........     (4,244,477)      (10,840,903)      (458,728)      (1,326,331)
                                                          --------------    --------------    -----------      -----------
Capital Transactions:
Change in net assets from capital transactions...........    (10,267,251)      391,837,466      2,363,149        3,021,124
                                                          --------------    --------------    -----------      -----------
Change in net assets.....................................    (10,267,251)      391,837,466      2,082,999          125,751
Net Assets:
  Beginning of period....................................  1,113,974,254       722,136,788     29,289,931       29,164,180
                                                          --------------    --------------    -----------      -----------
  End of period.......................................... $1,103,707,003    $1,113,974,254    $31,372,930      $29,289,931
                                                          ==============    ==============    ===========      ===========
Undistributed (distributions in excess of) net investment
 income.................................................. $          246    $          246    $    12,513      $    (2,008)
                                                          ==============    ==============    ===========      ===========

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




         Capital Manager                   Capital Manager                   Capital Manager
            Moderate                           Growth                          Aggressive
           Growth Fund                          Fund                           Growth Fund
--------------------------------  --------------------------------  --------------------------------
 For the Six        For the        For the Six        For the        For the Six        For the
 Months Ended      Year Ended      Months Ended      Year Ended      Months Ended      Year Ended
March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002
-------------- ------------------ -------------- ------------------ -------------- ------------------
 (Unaudited)                       (Unaudited)                       (Unaudited)
 $   193,576      $   419,595      $    70,497      $   124,427      $     5,795      $   (32,282)

     (21,758)        (399,524)        (193,867)        (555,068)         (20,270)        (118,228)

      24,499          395,832            9,222          494,759               --          297,301

    (451,708)      (3,886,243)        (118,564)      (4,764,006)        (266,501)      (3,039,124)
 -----------      -----------      -----------      -----------      -----------      -----------
    (255,391)      (3,470,340)        (232,712)      (4,699,888)        (280,976)      (2,892,333)
 -----------      -----------      -----------      -----------      -----------      -----------
     (25,660)         (39,095)          (4,146)          (9,518)            (176)              --
      (5,016)        (102,014)              --         (125,772)          (4,879)              --
     (10,143)         (24,378)              --               --               --               --
      (5,198)        (140,634)              --         (247,034)          (8,971)              --
         (33)          (1,477)              --               --               --               --
        (359)          (7,615)              --             (403)              (5)              --

    (140,457)        (354,678)         (51,226)        (114,909)          (9,780)              --
     (22,200)      (1,001,416)              --         (984,277)         (79,280)              --
 -----------      -----------      -----------      -----------      -----------      -----------

    (209,066)      (1,671,307)         (55,372)      (1,481,913)        (103,091)              --
 -----------      -----------      -----------      -----------      -----------      -----------

   4,310,601        3,483,205          981,190        4,492,686        2,424,921        1,789,479
 -----------      -----------      -----------      -----------      -----------      -----------
   3,846,144       (1,658,442)         693,106       (1,689,115)       2,040,854       (1,102,854)
  28,861,749       30,520,191       26,404,651       28,093,766       13,299,957       14,402,811
 -----------      -----------      -----------      -----------      -----------      -----------
 $32,707,893      $28,861,749      $27,097,757      $26,404,651      $15,340,811      $13,299,957
 ===========      ===========      ===========      ===========      ===========      ===========

 $    13,637      $    (3,646)     $    10,039      $    (5,086)     $    (4,161)     $        --
 ===========      ===========      ===========      ===========      ===========      ===========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued

                                                                     U.S. Treasury                    Capital Manager
                                                                     Money Market                      Conservative
                                                                         Fund                           Growth Fund
                                                           --------------------------------  --------------------------------
                                                            For the Six        For the        For the Six        For the
                                                            Months Ended      Year Ended      Months Ended      Year Ended
                                                           March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002
                                                           -------------- ------------------ -------------- ------------------
                                                            (Unaudited)                       (Unaudited)
Capital Transactions:
Class A Shares:
  Proceeds from shares issued............................. $  71,393,652    $  149,429,099    $ 1,701,573       $  816,399
  Dividends reinvested....................................       470,369         2,347,667         20,334           28,201
  Cost of shares redeemed.................................  (113,149,226)     (162,860,916)    (1,191,789)        (112,593)
                                                           -------------    --------------    -----------       ----------
Change in net assets from Class A Share transactions......   (41,285,205)      (11,084,150)       530,118          732,007
Class B Shares:
  Proceeds from shares issued.............................       598,549        35,923,788        986,698        1,044,844
  Dividends reinvested....................................         1,316             4,828         21,843           39,636
  Cost of shares redeemed.................................      (321,424)      (53,257,010)      (302,854)        (159,457)
                                                           -------------    --------------    -----------       ----------
Change in net assets from Class B Share transactions......       278,441       (17,328,394)       705,687          925,023
Class C Shares:
  Proceeds from shares issued.............................         6,483            10,000         66,609           65,498
  Dividends reinvested....................................            13                17            791              261
  Cost of shares redeemed.................................            --                --           (156)          (1,381)
                                                           -------------    --------------    -----------       ----------
Change in net assets from Class C Share transactions......         6,496            10,017         67,244           64,378
Institutional Shares:
  Proceeds from shares issued.............................   665,779,848     1,283,341,997      1,291,306        1,499,626
  Dividends reinvested....................................       639,961         2,076,806        455,234          568,836
  Cost of shares redeemed.................................  (635,686,792)     (865,178,810)      (686,440)        (768,746)
                                                           -------------    --------------    -----------       ----------
Change in net assets from Institutional Share transactions    30,733,017       420,239,993      1,060,100        1,299,716
                                                           -------------    --------------    -----------       ----------
Change in net assets from capital transactions............ $ (10,267,251)   $  391,837,466    $ 2,363,149       $3,021,124
                                                           =============    ==============    ===========       ==========
Share Transactions:
Class A Shares:
  Issued..................................................    71,393,827       149,429,099        200,755           92,997
  Reinvested..............................................       470,369         2,347,667          2,429            3,064
  Redeemed................................................  (113,149,226)     (162,860,910)      (139,964)         (12,290)
                                                           -------------    --------------    -----------       ----------
Change in Class A Shares..................................   (41,285,030)      (11,084,144)        63,220           83,771
Class B Shares:
  Issued..................................................       598,548        35,923,788        117,869          116,383
  Reinvested..............................................         1,316             4,828          2,607            4,291
  Redeemed................................................      (321,424)      (53,257,010)       (35,913)         (18,142)
                                                           -------------    --------------    -----------       ----------
Change in Class B Shares..................................       278,440       (17,328,394)        84,563          102,532
Class C Shares:
  Issued..................................................         6,483            10,000          8,094            7,375
  Reinvested..............................................            13                17             95               29
  Redeemed................................................            --                --            (18)            (157)
                                                           -------------    --------------    -----------       ----------
Change in Class C Shares..................................         6,496            10,017          8,171            7,247
Institutional Shares:
  Issued..................................................   665,779,848     1,283,341,998        153,338          165,157
  Reinvested..............................................       639,961         2,076,806         54,117           62,186
  Redeemed................................................  (635,686,790)     (865,178,810)       (80,837)         (86,081)
                                                           -------------    --------------    -----------       ----------
Change in Institutional Shares............................    30,733,019       420,239,994        126,618          141,262
                                                           -------------    --------------    -----------       ----------
Change in Shares..........................................   (10,267,075)      391,837,473        282,572          334,812
                                                           =============    ==============    ===========       ==========

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




         Capital Manager                   Capital Manager                   Capital Manager
            Moderate                           Growth                          Aggressive
           Growth Fund                          Fund                           Growth Fund
--------------------------------  --------------------------------  --------------------------------
 For the Six        For the        For the Six        For the        For the Six        For the
 Months Ended      Year Ended      Months Ended      Year Ended      Months Ended      Year Ended
March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002 March 31, 2003 September 30, 2002
-------------- ------------------ -------------- ------------------ -------------- ------------------
 (Unaudited)                       (Unaudited)                       (Unaudited)
  $2,339,118      $ 2,118,369       $  404,378       $1,582,141       $  226,017       $  632,618
      33,168          136,345            6,629          134,312            5,021               --
    (845,146)        (708,581)        (294,910)        (860,069)         (16,141)         (15,443)
  ----------      -----------       ----------       ----------       ----------       ----------
   1,527,140        1,546,133          116,097          856,384          214,897          617,175
   2,412,755        3,033,140        1,251,938        3,071,167          361,290        1,063,916
      20,241          163,104               --          246,292            8,955               --
    (502,432)      (1,148,846)        (570,425)        (958,259)         (92,463)        (190,158)
  ----------      -----------       ----------       ----------       ----------       ----------
   1,930,564        2,047,398          681,513        2,359,200          277,782          873,758
     136,701          157,596           22,609            7,191           19,997               --
       1,113            8,611               --              403                5               --
    (303,561)          (3,718)          (4,866)              --               --               --
  ----------      -----------       ----------       ----------       ----------       ----------
    (165,747)         162,489           17,743            7,594           20,002               --
   1,328,886        1,619,331          536,138        2,077,584        1,949,505          358,294
     191,958          395,809           65,898          104,924           88,889               --
    (502,200)      (2,287,955)        (436,199)        (913,000)        (126,154)         (59,748)
  ----------      -----------       ----------       ----------       ----------       ----------
   1,018,644         (272,815)         165,837        1,269,508        1,912,240          298,546
  ----------      -----------       ----------       ----------       ----------       ----------
  $4,310,601      $ 3,483,205       $  981,190       $4,492,686       $2,424,921       $1,789,479
  ==========      ===========       ==========       ==========       ==========       ==========
     303,606          245,752           57,080          190,431           29,600           68,802
       4,365           15,242              949           15,329              658               --
    (114,093)         (83,483)         (43,272)        (109,546)          (2,162)          (1,806)
  ----------      -----------       ----------       ----------       ----------       ----------
     193,878          177,511           14,757           96,214           28,096           66,996
     322,778          356,390          179,724          370,625           48,538          116,019
       2,674           18,311               --           28,180            1,172               --
     (68,216)        (136,744)         (83,819)        (119,799)         (12,509)         (21,542)
  ----------      -----------       ----------       ----------       ----------       ----------
     257,236          237,957           95,905          279,006           37,201           94,477
      18,364           20,530            3,296              874            2,754               --
         148              964               --               46                1               --
     (39,895)            (441)            (729)              --               --               --
  ----------      -----------       ----------       ----------       ----------       ----------
     (21,383)          21,053            2,567              920            2,755               --
     173,845          188,056           75,588          247,610          252,495           43,970
      25,322           44,898            9,430           12,371           11,478               --
     (65,775)        (264,055)         (61,702)        (108,215)         (16,967)          (7,721)
  ----------      -----------       ----------       ----------       ----------       ----------
     133,392          (31,101)          23,316          151,766          247,006           36,249
  ----------      -----------       ----------       ----------       ----------       ----------
     563,123          405,420          136,545          527,906          315,058          197,722
  ==========      ===========       ==========       ==========       ==========       ==========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                    Investment Activities
                                                       -----------------------------------------------  ----------
                                             Net Asset    Net          Net realized and
                                              Value,   investment  unrealized gains (losses) Total from    Net
                                             Beginning   income       on investments and     Investment investment
                                             of Period   (loss)       foreign currencies     Activities   income
                                             --------- ----------  ------------------------- ---------- ----------
Balanced Fund
  Six Months Ended March 31, 2003...........  $ 9.80      0.08                0.04               0.12     (0.09)
  Year Ended September 30, 2002.............  $11.28      0.18(c)            (1.48)(c)          (1.30)    (0.18)
  Year Ended September 30, 2001.............  $13.15      0.24               (1.32)             (1.08)    (0.25)
  Year Ended September 30, 2000.............  $13.83      0.34               (0.10)              0.24     (0.34)
  Year Ended September 30, 1999.............  $13.82      0.35                0.74               1.09     (0.35)
  Year Ended September 30, 1998.............  $13.63      0.39                0.54               0.93     (0.39)
Large Company Value
  Six Months Ended March 31, 2003...........  $12.84      0.11                0.16               0.27     (0.11)
  Year Ended September 30, 2002.............  $16.79      0.18               (3.47)             (3.29)    (0.18)
  Year Ended September 30, 2001.............  $18.57      0.22               (0.89)             (0.67)    (0.22)
  Year Ended September 30, 2000.............  $19.60      0.49                0.56               1.05     (0.49)
  Year Ended September 30, 1999.............  $18.48      0.25                1.93               2.18     (0.25)
  Year Ended September 30, 1998.............  $19.98      0.23               (0.17)              0.06     (0.23)
Large Company Growth
  Six Months Ended March 31, 2003...........  $ 6.60     (0.01)               0.06               0.05        --
  Year Ended September 30, 2002.............  $ 8.16     (0.06)              (1.50)             (1.56)       --
  Year Ended September 30, 2001.............  $14.75     (0.05)              (5.56)             (5.61)       --
  Year Ended September 30, 2000.............  $11.96     (0.06)               3.59               3.53        --
  Year Ended September 30, 1999.............  $ 9.62     (0.04)               2.94               2.90        --
  October 3, 1997 to September 30, 1998(a)..  $10.00        --               (0.25)             (0.25)    (0.03)
Mid Cap Value Fund
  Six Months Ended March 31, 2003...........  $10.93      0.09(d)            (0.08)              0.01     (0.08)
  Year Ended September 30, 2002.............  $13.12      0.17(d)            (1.04)             (0.87)    (0.17)
  February 1, 2001 to September 30, 2001(b).  $14.26      0.15               (1.15)             (1.00)    (0.14)
  Year Ended January 31, 2001...............  $14.10      0.22                0.94               1.16     (0.21)
  Year Ended January 31, 2000...............  $13.44      0.24                0.89               1.13     (0.19)
  Year Ended January 31, 1999...............  $12.62      0.22                1.54               1.76     (0.24)
  Year Ended January 31, 1998...............  $11.24      0.23                1.79               2.02     (0.25)
Mid Cap Growth Fund
  Six Months Ended March 31, 2003...........  $ 8.07     (0.05)              (0.34)             (0.39)       --
  Year Ended September 30, 2002.............  $ 9.80     (0.08)(d)           (1.02)             (1.10)       --
  February 1, 2001 to September 30, 2001(b).  $14.42     (0.07)              (4.55)             (4.62)       --
  Year Ended January 31, 2001...............  $20.36     (0.13)              (1.99)             (2.12)       --
  Year Ended January 31, 2000...............  $17.61     (0.17)               5.01               4.84        --
  Year Ended January 31, 1999...............  $13.89     (0.01)               5.39               5.38        --
  Year Ended January 31, 1998...............  $15.28      0.02                2.46               2.48        --
Small Company Growth
  Six Months Ended March 31, 2003...........  $ 9.38     (0.06)(d)           (0.29)             (0.35)       --
  Year Ended September 30, 2002.............  $12.13     (0.17)(d)           (2.58)             (2.75)       --
  Year Ended September 30, 2001.............  $34.87     (0.20)             (16.20)            (16.40)       --
  Year Ended September 30, 2000.............  $24.92     (0.25)              13.20              12.95        --
  Year Ended September 30, 1999.............  $17.50     (0.28)               7.70               7.42        --
  Year Ended September 30, 1998.............  $23.33     (0.29)              (5.23)             (5.52)       --
International Equity Fund
  Six Months Ended March 31, 2003...........  $ 6.31      0.04(d)            (0.61)             (0.57)       --
  Year Ended September 30, 2002.............  $ 7.43     (0.02)(d)           (1.10)             (1.12)       --
  Year Ended September 30, 2001.............  $12.49     (0.05)              (2.99)             (3.04)       --
  Year Ended September 30, 2000.............  $12.48     (0.04)               0.68               0.64        --
  Year Ended September 30, 1999.............  $ 9.91     (0.01)               2.78               2.77     (0.03)
  Year Ended September 30, 1998.............  $11.24      0.03               (1.09)             (1.06)    (0.03)
Short U.S. Government Income Fund
  Six Months Ended March 31, 2003...........  $10.08      0.16               (0.03)              0.13     (0.20)
  Year Ended September 30, 2002.............  $10.04      0.43(e)             0.06(e)            0.49     (0.45)
  Year Ended September 30, 2001.............  $ 9.63      0.51                0.41               0.92     (0.51)
  Year Ended September 30, 2000.............  $ 9.65      0.50               (0.01)              0.49     (0.51)
  Year Ended September 30, 1999.............  $10.06      0.50               (0.41)              0.09     (0.50)
  Year Ended September 30, 1998.............  $ 9.76      0.51                0.30               0.81     (0.51)
Intermediate U.S. Government Income Fund
  Six Months Ended March 31, 2003...........  $10.77      0.20               (0.03)              0.17     (0.21)
  Year Ended September 30, 2002.............  $10.38      0.47(f)             0.42(f)            0.89     (0.50)
  Year Ended September 30, 2001.............  $ 9.71      0.51                0.68               1.19     (0.52)
  Year Ended September 30, 2000.............  $ 9.70      0.52                0.05               0.57     (0.53)
  Year Ended September 30, 1999.............  $10.57      0.50               (0.76)             (0.26)    (0.50)
  Year Ended September 30, 1998.............  $ 9.84      0.51                0.74               1.25     (0.52)
Intermediate Corporate Bond Fund
  Six Months Ended March 31, 2003...........  $10.33      0.24                0.21               0.45     (0.25)
  Year Ended September 30, 2002.............  $10.56      0.53(g)            (0.04)(g)           0.49     (0.55)
  Year Ended September 30, 2001.............  $ 9.98      0.60                0.58               1.18     (0.60)
  December 2, 1999 to September 30, 2000(a).  $10.00      0.50               (0.02)              0.48     (0.50)
Kentucky Intermediate Tax-Free Fund
  February 24, 2003 to March 31, 2003(a)....  $10.00      0.16                0.09               0.25     (0.16)


                                             Net realized gains
                                               on investments
                                                and foreign       Total
                                                 currencies     Dividends
                                             ------------------ ---------
Balanced Fund
  Six Months Ended March 31, 2003...........          --          (0.09)
  Year Ended September 30, 2002.............          --          (0.18)
  Year Ended September 30, 2001.............       (0.54)         (0.79)
  Year Ended September 30, 2000.............       (0.58)         (0.92)
  Year Ended September 30, 1999.............       (0.73)         (1.08)
  Year Ended September 30, 1998.............       (0.35)         (0.74)
Large Company Value
  Six Months Ended March 31, 2003...........          --          (0.11)
  Year Ended September 30, 2002.............       (0.48)         (0.66)
  Year Ended September 30, 2001.............       (0.89)         (1.11)
  Year Ended September 30, 2000.............       (1.59)         (2.08)
  Year Ended September 30, 1999.............       (0.81)         (1.06)
  Year Ended September 30, 1998.............       (1.33)         (1.56)
Large Company Growth
  Six Months Ended March 31, 2003...........          --             --
  Year Ended September 30, 2002.............          --             --
  Year Ended September 30, 2001.............       (0.98)         (0.98)
  Year Ended September 30, 2000.............       (0.74)         (0.74)
  Year Ended September 30, 1999.............       (0.56)         (0.56)
  October 3, 1997 to September 30, 1998(a)..       (0.10)         (0.13)
Mid Cap Value Fund
  Six Months Ended March 31, 2003...........          --          (0.08)
  Year Ended September 30, 2002.............       (1.15)         (1.32)
  February 1, 2001 to September 30, 2001(b).          --          (0.14)
  Year Ended January 31, 2001...............       (0.79)         (1.00)
  Year Ended January 31, 2000...............       (0.28)         (0.47)
  Year Ended January 31, 1999...............       (0.70)         (0.94)
  Year Ended January 31, 1998...............       (0.39)         (0.64)
Mid Cap Growth Fund
  Six Months Ended March 31, 2003...........          --             --
  Year Ended September 30, 2002.............       (0.63)         (0.63)
  February 1, 2001 to September 30, 2001(b).          --             --
  Year Ended January 31, 2001...............       (3.82)         (3.82)
  Year Ended January 31, 2000...............       (2.09)         (2.09)
  Year Ended January 31, 1999...............       (1.66)         (1.66)
  Year Ended January 31, 1998...............       (3.87)         (3.87)
Small Company Growth
  Six Months Ended March 31, 2003...........          --             --
  Year Ended September 30, 2002.............          --             --
  Year Ended September 30, 2001.............       (6.34)         (6.34)
  Year Ended September 30, 2000.............       (3.00)         (3.00)
  Year Ended September 30, 1999.............          --             --
  Year Ended September 30, 1998.............       (0.31)         (0.31)
International Equity Fund
  Six Months Ended March 31, 2003...........          --             --
  Year Ended September 30, 2002.............          --             --
  Year Ended September 30, 2001.............       (2.02)         (2.02)
  Year Ended September 30, 2000.............       (0.63)         (0.63)
  Year Ended September 30, 1999.............       (0.17)         (0.20)
  Year Ended September 30, 1998.............       (0.24)         (0.27)
Short U.S. Government Income Fund
  Six Months Ended March 31, 2003...........          --          (0.20)
  Year Ended September 30, 2002.............          --          (0.45)
  Year Ended September 30, 2001.............          --          (0.51)
  Year Ended September 30, 2000.............          --          (0.51)
  Year Ended September 30, 1999.............          --          (0.50)
  Year Ended September 30, 1998.............          --          (0.51)
Intermediate U.S. Government Income Fund
  Six Months Ended March 31, 2003...........       (0.09)         (0.30)
  Year Ended September 30, 2002.............          --          (0.50)
  Year Ended September 30, 2001.............          --          (0.52)
  Year Ended September 30, 2000.............       (0.03)         (0.56)
  Year Ended September 30, 1999.............       (0.11)         (0.61)
  Year Ended September 30, 1998.............          --          (0.52)
Intermediate Corporate Bond Fund
  Six Months Ended March 31, 2003...........          --          (0.25)
  Year Ended September 30, 2002.............       (0.17)         (0.72)
  Year Ended September 30, 2001.............          --          (0.60)
  December 2, 1999 to September 30, 2000(a).          --          (0.50)
Kentucky Intermediate Tax-Free Fund
  February 24, 2003 to March 31, 2003(a)....          --          (0.16)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
** Portfolio Turnover is calculted on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(c)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealizedgains (losses), and the net investment income ratio would have been: $0.19, $(1.49), and 1.73%, respectively.
(d)Per share net investment income (loss) has been calculated using the daily average shares method.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                             Ratios/Supplementary Data
                         ----------------------------------------------------------------
Net Asset     Total      Net Assets,  Ratio of      Ratio of net     Ratio of
 Value,      Return        End of    expenses to     investment     expenses to
 End of     (excludes      Period      average    income (loss) to    average   Portfolio
 Period   sales charge)     (000)    net assets  average net assets net assets* turnover**
--------- -------------  ----------- ----------- ------------------ ----------- ----------
 $ 9.83        1.24%(h)    $13,681      1.25%(i)        1.63%(i)       1.64%(i)    30.67%
 $ 9.80      (11.68)%      $13,954      1.28%           1.66%(c)       1.67%       64.29%
 $11.28       (8.72)%      $13,688      1.30%           2.03%          1.69%      116.03%
 $13.15        1.74%       $17,726      1.22%           2.54%          1.65%       57.95%
 $13.83        7.72%       $21,207      1.15%           2.43%          1.64%       35.98%
 $13.82        6.89%       $21,948      1.17%           2.75%          1.66%       31.85%
 $13.00        2.07%(h)    $21,907      1.17%(i)        1.63%(i)       1.56%(i)    11.28%
 $12.84      (20.57)%      $22,222      1.23%           1.11%          1.62%       23.02%
 $16.79       (3.77)%      $29,942      1.24%           1.23%          1.63%       24.20%
 $18.57        5.69%       $33,004      1.17%           2.62%          1.60%       23.85%
 $19.60       11.64%       $38,604      1.10%           1.22%          1.59%       13.52%
 $18.48        0.10%       $39,817      1.10%           1.18%          1.59%       13.17%
 $ 6.65        0.76%(h)    $ 6,145      1.17%(i)       (0.30)%(i)      1.57%(i)    28.23%
 $ 6.60      (19.12)%      $ 6,240      1.28%          (0.57)%         1.67%      100.46%
 $ 8.16      (40.36)%      $ 8,146      1.30%          (0.48)%         1.69%       96.41%
 $14.75       30.08%       $13,156      1.24%          (0.43)%         1.66%       76.76%
 $11.96       30.93%       $ 5,912      1.22%          (0.34)%         1.71%       67.59%
 $ 9.62       (2.54)%(h)   $ 1,938      1.39%(i)       (0.04)%(i)      1.87%(i)   108.36%
 $10.86        0.10%(h)    $ 5,144      1.20%(i)        1.54%(i)       1.36%(i)    12.64%
 $10.93       (8.24)%      $ 5,070      1.15%           1.29%          1.38%       18.20%
 $13.12       (7.09)%(h)   $ 4,554      1.20%(i)        1.45%(i)       1.37%(i)    27.04%
 $14.26        8.76%       $ 5,691      1.21%           1.54%          1.36%       59.00%
 $14.10        8.23%       $ 5,965      1.21%           1.39%          1.32%       15.00%
 $13.44       14.43%       $ 6,206      1.21%           1.72%          1.34%       47.00%
 $12.62       18.07%       $ 3,678      1.36%           2.01%          1.40%       68.00%
 $ 7.68       (4.83)%(h)   $ 4,877      1.18%(i)       (0.88)%(i)      1.37%(i)    45.74%
 $ 8.07      (12.54)%      $ 5,533      1.17%          (0.88)%         1.44%      117.06%
 $ 9.80      (32.04)%(h)   $ 7,386      1.25%(i)       (0.52)%(i)      1.47%(i)    90.11%
 $14.42      (10.84)%      $12,285      1.27%          (0.37)%         1.48%       63.00%
 $20.36       28.47%       $23,668      1.27%          (0.59)%         1.55%       54.00%
 $17.61       42.34%       $17,872      1.27%          (0.28)%         1.53%       74.00%
 $13.89       16.76%       $ 6,021      1.27%          (0.16)%         1.53%      118.00%
 $ 9.03       (3.73)%(h)   $ 4,628      1.66%(i)       (1.25)%(i)      1.91%(i)    91.95%
 $ 9.38      (22.67)%      $ 5,145      1.73%          (1.43)%         1.98%      292.94%
 $12.13      (54.95)%      $ 8,333      1.72%          (0.86)%         1.97%      286.49%
 $34.87       54.34%       $28,936      1.66%          (0.74)%         1.91%      206.16%
 $24.92       42.32%       $11,336      1.80%          (1.23)%         2.05%      184.39%
 $17.50      (23.81)%      $ 9,456      1.86%          (1.36)%         2.11%      157.44%
 $ 5.74       (9.03)%(h)   $ 2,008      1.66%(i)       (0.26)%(i)      1.91%(i)    64.55%
 $ 6.31      (15.07)%      $ 1,412      1.68%          (0.24)%         1.93%       95.86%
 $ 7.43      (28.52)%      $ 2,557      1.74%          (0.33)%         1.99%      144.35%
 $12.49        4.75%       $ 2,681      1.76%          (0.26)%         2.01%      179.44%
 $12.48       28.33%       $ 1,906      1.81%          (0.07)%         2.06%       82.00%
 $ 9.91       (9.60)%      $ 1,314      1.75%           0.26%          2.01%       53.27%
 $10.01        1.28%(h)    $12,508      1.03%(i)        2.91%(i)       1.43%(i)    49.92%
 $10.08        5.03%       $ 5,286      1.03%           4.03%(e)       1.43%       73.93%
 $10.04        9.73%       $ 3,530      1.03%           5.12%          1.43%      101.28%
 $ 9.63        5.24%       $ 3,270      1.01%           5.27%          1.41%      101.07%
 $ 9.65        0.95%       $ 4,626      1.02%           5.04%          1.42%       99.99%
 $10.06        8.50%       $ 4,476      1.06%           5.15%          1.44%       53.74%
 $10.64        1.59%(h)    $ 8,076      1.06%(i)        3.69%(i)       1.41%(i)   162.66%
 $10.77        8.85%       $ 6,453      1.10%           4.56%(f)       1.45%       79.36%
 $10.38       12.53%       $ 4,450      1.11%           5.12%          1.46%       84.76%
 $ 9.71        6.09%       $ 2,579      1.08%           5.46%          1.43%      103.41%
 $ 9.70       (2.49)%      $ 3,308      1.08%           5.00%          1.43%       73.46%
 $10.57       13.07%       $ 4,562      1.09%           5.10%          1.44%       60.98%
 $10.53        4.40%(h)    $ 2,538      1.11%(i)        4.60%(i)       1.46%(i)    31.73%
 $10.33        4.98%       $ 2,042      1.11%           5.11%(g)       1.50%       69.15%
 $10.56       12.10%       $   426      1.06%           5.76%          1.45%      142.35%
 $ 9.98        4.97%(h)    $   236      1.03%(i)        6.06%(i)       1.59%(i)   186.79%
 $10.09        2.53%(h)    $   329      0.84%(i)        1.43%(i)       1.83%(i)     7.60%

--------
(e)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealizedgains (losses), and the net investment income ratio would have been: $0.47, $0.02, and 4.38%, respectively.
(f)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealizedgains (losses), and the net investment income ratio would have been: $0.49, $0.40, and 4.74%, respectively.
(g)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealizedgains (losses), and the net investment income ratio would have been: $0.54, $(0.05), and 5.23%, respectively.
(h)Not Annualized.
(i)Annualized.

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.


                                                                               Investment Activities
                                                                 ----------------------------------------------    ----------
                                                                                Net realized/unrealized Total from    Net
                                              Net Asset Value,   Net investment     gains (losses)      Investment investment
                                             Beginning of Period income (loss)      on investments      Activities   income
                                             ------------------- -------------- ----------------------- ---------- ----------
Maryland Intermediate Tax-Free Fund
  February 24, 2003 to March 31, 2003(a)....       $10.00             0.07                0.02             0.09      (0.07)
North Carolina Intermediate Tax-Free Fund
  Six Months Ended March 31, 2003...........       $10.86             0.17               (0.05)            0.12      (0.17)
  Year Ended September 30, 2002.............       $10.54             0.36                0.40             0.76      (0.36)
  Year Ended September 30, 2001.............       $ 9.97             0.38                0.57             0.95      (0.38)
  Year Ended September 30, 2000.............       $ 9.89             0.40                0.08             0.48      (0.40)
  Year Ended September 30, 1999.............       $10.52             0.40               (0.56)           (0.16)     (0.40)
  Year Ended September 30, 1998.............       $10.27             0.42                0.25             0.67      (0.42)
South Carolina Intermediate Tax-Free Fund
  Six Months Ended March 31, 2003...........       $10.87             0.17               (0.06)            0.11      (0.17)
  Year Ended September 30, 2002.............       $10.46             0.37                0.41             0.78      (0.37)
  Year Ended September 30, 2001.............       $ 9.90             0.38                0.56             0.94      (0.38)
  Year Ended September 30, 2000.............       $ 9.80             0.39                0.10             0.49      (0.39)
  Year Ended September 30, 1999.............       $10.47             0.38               (0.59)           (0.21)     (0.38)
  October 20, 1997 to September 30, 1998(a).       $10.00             0.31                0.47             0.78      (0.31)
Virginia Intermediate Tax-Free Fund
  Six Months Ended March 31, 2003...........       $11.99             0.18               (0.06)            0.12      (0.18)
  Year Ended September 30, 2002.............       $11.57             0.41                0.42             0.83      (0.41)
  Year Ended September 30, 2001.............       $10.96             0.42                0.61             1.03      (0.42)
  Year Ended September 30, 2000.............       $10.86             0.45                0.10             0.55      (0.45)
  May 17, 1999 to September 30, 1999(a).....       $11.24             0.30               (0.38)           (0.08)     (0.30)
West Virginia Intermediate Tax-Free Fund
  Six Months Ended March 31, 2003...........       $10.35             0.17               (0.06)            0.11      (0.16)
  Year Ended September 30, 2002.............       $10.01             0.43                0.31             0.74      (0.38)
  February 1, 2001 to September 30, 2001(b).       $ 9.92             0.29                0.09             0.38      (0.29)
  Year Ended January 31, 2001...............       $ 9.18             0.46                0.74             1.20      (0.46)
  Year Ended January 31, 2000...............       $10.26             0.44               (0.98)           (0.54)     (0.49)
  Year Ended January 31, 1999...............       $10.32             0.47                0.05             0.52      (0.47)
  Year Ended January 31, 1998...............       $ 9.95             0.48                0.42             0.90      (0.48)
Prime Money Market Fund
  Six Months Ended March 31, 2003...........       $ 1.00               --(c)               --               --(c)      --(c)
  Year Ended September 30, 2002.............       $ 1.00             0.01                  --(c)          0.01      (0.01)
  Year Ended September 30, 2001.............       $ 1.00             0.04                  --             0.04      (0.04)
  Year Ended September 30, 2000.............       $ 1.00             0.05                  --             0.05      (0.05)
  Year Ended September 30, 1999.............       $ 1.00             0.04                  --             0.04      (0.04)
  October 1, 1997 to September 30, 1998(a)..       $ 1.00             0.05                  --             0.05      (0.05)
U.S. Treasury Money Market Fund
  Six Months Ended March 31, 2003...........       $ 1.00               --(c)               --               --(c)      --(c)
  Year Ended September 30, 2002.............       $ 1.00             0.01                  --             0.01      (0.01)
  Year Ended September 30, 2001.............       $ 1.00             0.04                  --             0.04      (0.04)
  Year Ended September 30, 2000.............       $ 1.00             0.05                  --             0.05      (0.05)
  Year Ended September 30, 1999.............       $ 1.00             0.04                  --             0.04      (0.04)
  Year Ended September 30, 1998.............       $ 1.00             0.05                  --             0.05      (0.05)
Capital Manager Conservative Growth Fund
  Six Months Ended March 31, 2003...........       $ 8.29             0.10               (0.06)            0.04      (0.08)
  Year Ended September 30, 2002.............       $ 9.12             0.23               (0.68)           (0.45)     (0.20)
  Year Ended September 30, 2001.............       $10.71             0.28               (0.99)           (0.71)     (0.30)
  Year Ended September 30, 2000.............       $10.39             0.38                0.54             0.92      (0.38)
  Year Ended September 30, 1999.............       $10.05             0.30                0.52             0.82      (0.31)
  January 29, 1998 to September 30, 1998(a).       $10.09             0.19               (0.01)            0.18      (0.22)
Capital Manager Moderate Growth Fund
  Six Months Ended March 31, 2003...........       $ 7.47             0.04               (0.07)           (0.03)     (0.04)
  Year Ended September 30, 2002.............       $ 8.82             0.12               (0.99)           (0.87)     (0.11)
  Year Ended September 30, 2001.............       $11.25             0.23               (1.70)           (1.47)     (0.24)
  Year Ended September 30, 2000.............       $10.65             0.31                0.89             1.20      (0.31)
  Year Ended September 30, 1999.............       $ 9.85             0.22                1.06             1.28      (0.23)
  January 29, 1998 to September 30, 1998(a).       $10.01             0.15               (0.15)              --      (0.16)
Capital Manager Growth Fund
  Six Months Ended March 31, 2003...........       $ 6.87             0.03               (0.07)           (0.04)     (0.02)
  Year Ended September 30, 2002.............       $ 8.46             0.03               (1.20)           (1.17)     (0.02)
  Year Ended September 30, 2001.............       $11.66             0.16               (2.43)           (2.27)     (0.16)
  Year Ended September 30, 2000.............       $10.79             0.25                1.24             1.49      (0.26)
  Year Ended September 30, 1999.............       $ 9.67             0.15                1.46             1.61      (0.17)
  January 29, 1998 to September 30, 1998(a).       $ 9.93             0.10               (0.26)           (0.16)     (0.10)
Capital Manager Aggressive Growth Fund
  Six Months Ended March 31, 2003...........       $ 7.36               --(c)            (0.08)           (0.08)        --(c)
  Year Ended September 30, 2002.............       $ 8.96            (0.02)              (1.58)           (1.60)        --
  March 19, 2001 to September 30, 2001(a)...       $10.00               --(c)            (1.03)           (1.03)     (0.01)



                                               Net
                                             realized   Total
                                              gains   Dividends
                                             -------- ---------
Maryland Intermediate Tax-Free Fund
  February 24, 2003 to March 31, 2003(a)....            (0.07)
North Carolina Intermediate Tax-Free Fund
  Six Months Ended March 31, 2003...........  (0.04)    (0.21)
  Year Ended September 30, 2002.............  (0.08)    (0.44)
  Year Ended September 30, 2001.............     --     (0.38)
  Year Ended September 30, 2000.............     --     (0.40)
  Year Ended September 30, 1999.............  (0.07)    (0.47)
  Year Ended September 30, 1998.............     --     (0.42)
South Carolina Intermediate Tax-Free Fund
  Six Months Ended March 31, 2003...........     --     (0.17)
  Year Ended September 30, 2002.............     --     (0.37)
  Year Ended September 30, 2001.............     --     (0.38)
  Year Ended September 30, 2000.............     --     (0.39)
  Year Ended September 30, 1999.............  (0.08)    (0.46)
  October 20, 1997 to September 30, 1998(a).     --     (0.31)
Virginia Intermediate Tax-Free Fund
  Six Months Ended March 31, 2003...........  (0.04)    (0.22)
  Year Ended September 30, 2002.............     --     (0.41)
  Year Ended September 30, 2001.............     --     (0.42)
  Year Ended September 30, 2000.............     --     (0.45)
  May 17, 1999 to September 30, 1999(a).....     --     (0.30)
West Virginia Intermediate Tax-Free Fund
  Six Months Ended March 31, 2003...........  (0.16)    (0.32)
  Year Ended September 30, 2002.............  (0.02)    (0.40)
  February 1, 2001 to September 30, 2001(b).     --     (0.29)
  Year Ended January 31, 2001...............     --     (0.46)
  Year Ended January 31, 2000...............  (0.05)    (0.54)
  Year Ended January 31, 1999...............  (0.11)    (0.58)
  Year Ended January 31, 1998...............  (0.05)    (0.53)
Prime Money Market Fund
  Six Months Ended March 31, 2003...........     --        --(c)
  Year Ended September 30, 2002.............     --     (0.01)
  Year Ended September 30, 2001.............     --     (0.04)
  Year Ended September 30, 2000.............     --     (0.05)
  Year Ended September 30, 1999.............     --     (0.04)
  October 1, 1997 to September 30, 1998(a)..     --     (0.05)
U.S. Treasury Money Market Fund
  Six Months Ended March 31, 2003...........     --        --(c)
  Year Ended September 30, 2002.............     --     (0.01)
  Year Ended September 30, 2001.............     --     (0.04)
  Year Ended September 30, 2000.............     --     (0.05)
  Year Ended September 30, 1999.............     --     (0.04)
  Year Ended September 30, 1998.............     --     (0.05)
Capital Manager Conservative Growth Fund
  Six Months Ended March 31, 2003...........  (0.04)    (0.12)
  Year Ended September 30, 2002.............  (0.18)    (0.38)
  Year Ended September 30, 2001.............  (0.58)    (0.88)
  Year Ended September 30, 2000.............  (0.22)    (0.60)
  Year Ended September 30, 1999.............  (0.17)    (0.48)
  January 29, 1998 to September 30, 1998(a).     --     (0.22)
Capital Manager Moderate Growth Fund
  Six Months Ended March 31, 2003...........  (0.01)    (0.05)
  Year Ended September 30, 2002.............  (0.37)    (0.48)
  Year Ended September 30, 2001.............  (0.72)    (0.96)
  Year Ended September 30, 2000.............  (0.29)    (0.60)
  Year Ended September 30, 1999.............  (0.25)    (0.48)
  January 29, 1998 to September 30, 1998(a).     --     (0.16)
Capital Manager Growth Fund
  Six Months Ended March 31, 2003...........     --     (0.02)
  Year Ended September 30, 2002.............  (0.40)    (0.42)
  Year Ended September 30, 2001.............  (0.77)    (0.93)
  Year Ended September 30, 2000.............  (0.36)    (0.62)
  Year Ended September 30, 1999.............  (0.32)    (0.49)
  January 29, 1998 to September 30, 1998(a).     --     (0.10)
Capital Manager Aggressive Growth Fund
  Six Months Ended March 31, 2003...........  (0.05)    (0.05)
  Year Ended September 30, 2002.............     --        --
  March 19, 2001 to September 30, 2001(a)...     --     (0.01)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
**Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Tax-Free Intermediate Fund changed its fiscal year end from January 31 to September
   30. The financial highlights for the period to February 1, 2001 represents the OVB West Virginia Tax Exempt Income Portfolio.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------





                                                           Ratios/Supplementary Data
                             -------------------------------------------------------------------------------------
  Net Asset   Total Return   Net Assets,       Ratio of      Ratio of net investment      Ratio of
   Value,       (excludes       End of       expenses to        income (loss) to         expenses to     Portfolio
End of Period sales charge)  Period (000) average net assets   average net assets    average net assets* turnover**
------------- -------------  ------------ ------------------ ----------------------- ------------------- ----------
   $10.02          0.87%(d)    $    160          0.97%(e)              1.50%(e)             2.01%(e)       26.94%
   $10.77          1.07%(d)    $ 26,876          0.93%(e)              3.10%(e)             1.43%(e)       13.58%
   $10,86          7.46%       $ 23,828          0.93%                 3.41%                1.43%          20.39%
   $10.54          9.69%       $ 18,718          0.93%                 3.66%                1.43%          47.35%
   $ 9.97          5.04%       $ 11,403          0.95%                 4.12%                1.46%          80.33%
   $ 9.89         (1.53)%      $ 13,677          0.95%                 3.95%                1.47%          39.70%
   $10.52          6.63%       $ 11,592          0.96%                 4.03%                1.48%          32.63%
   $10.81          1.01%(d)    $  4,543          0.89%(e)              3.13%(e)             1.47%(e)        8.30%
   $10.87          7.67%       $  4,128          0.83%                 3.52%                1.48%          21.81%
   $10.46          9.67%       $  2,143          0.87%                 3.73%                1.52%          36.67%
   $ 9.90          5.10%       $  1,251          0.90%                 3.97%                1.72%          84.20%
   $ 9.80         (2.09)%      $  1,160          0.97%                 3.72%                1.91%          71.96%
   $10.47          7.91%(d)    $    297          1.04%(e)              3.85%(e)             1.97%(e)       58.80%
   $11.89          1.03%(d)    $  6,040          0.95%(e)              3.13%(e)             1.45%(e)       14.25%
   $11.99          7.36%       $  3,041          0.96%                 3.45%                1.46%          13.12%
   $11.57          9.58%       $    714          0.90%                 3.71%                1.40%          31.28%
   $10.96          5.22%       $    180          0.93%                 4.15%                1.40%          64.45%
   $10.86          (.66)%(d)   $     74          1.00%(e)              4.05%(e)             1.51%(e)       27.05%
   $10.14          1.16%(d)    $ 10,284          0.98%(e)              3.24%(e)             1.03%(e)       12.39%
   $10.35          7.61%       $ 10,029          0.97%                 3.78%                1.13%          61.44%
   $10.01          3.67%(d)    $  7,992          0.88%(e)              4.40%(e)             1.05%(e)       15.75%
   $ 9.92         13.42%       $  9,235          0.97%                 4.86%                1.08%           7.00%
   $ 9.18         (5.39)%      $  8,790          0.97%                 4.65%                1.02%          10.00%
   $10.26          5.11%       $  9,477          0.97%                 4.52%                1.04%          14.00%
   $10.32          9.28%       $  7,658          1.00%                 4.74%                1.05%          17.00%
   $ 1.00          0.32%(d)    $442,513          1.00%(e)              0.65%(e)             1.18%(e)          --
   $ 1.00          1.21%       $416,782          1.05%                 1.20%                1.23%             --
   $ 1.00          4.42%       $396,119          1.01%                 4.22%                1.24%             --
   $ 1.00          5.35%       $277,219          1.00%                 5.68%                1.25%             --
   $ 1.00          4.42%       $  5,395          0.80%                 4.34%                1.39%             --
   $ 1.00          4.93%(d)    $  3,262          0.83%(e)              4.83%(e)             1.43%(e)          --
   $ 1.00          0.22%(d)    $156,545          1.02%(e)              0.45%(e)             1.20%(e)          --
   $ 1.00          1.01%       $197,830          1.05%                 1.01%                1.24%             --
   $ 1.00          4.20%       $208,914          1.03%                 4.08%                1.23%             --
   $ 1.00          4.98%       $170,380          1.00%                 5.11%                1.23%             --
   $ 1.00          4.08%       $ 42,241          0.84%                 4.00%                1.23%             --
   $ 1.00          4.75%       $ 41,478          0.86%                 4.65%                1.26%             --
   $ 8.21          0.44%(d)    $  1,707          0.81%(e)              2.08%(e)             1.26%(e)        8.81%
   $ 8.29         (5.18)%      $  1,198          0.79%                 2.25%                1.24%           6.29%
   $ 9.12         (7.10)%      $    555          0.78%                 2.87%                1.23%          35.75%
   $10.71          9.08%       $    293          0.66%                 3.55%                1.10%          38.27%
   $10.39          8.19%       $    532          0.62%                 2.95%                1.07%          16.45%
   $10.05          1.89%(d)    $    119          0.83%(e)              2.91%(e)             1.33%(e)        4.28%
   $ 7.39         (0.45)%(d)   $  4,593          0.78%(e)              1.18%(e)             1.23%(e)        4.85%
   $ 7.47        (10.76)%      $  3,194          0.81%                 1.26%                1.26%          14.56%
   $ 8.82        (14.00)%      $  2,206          0.78%                 2.14%                1.23%          24.24%
   $11.25         11.35%       $  1,318          0.74%                 2.67%                1.19%          46.69%
   $10.65         13.07%       $  1,635          0.68%                 1.93%                1.13%          17.33%
   $ 9.85          0.10%(d)    $  1,146          0.93%(e)              1.93%(e)             1.39%(e)        4.85%
   $ 6.81         (0.72)%(d)   $  2,778          0.85%(e)              0.52%(e)             1.30%(e)        3.70%
   $ 6.87        (14.82)%      $  2,700          0.87%                 0.39%                1.32%           8.38%
   $ 8.46        (20.86)%      $  2,511          0.84%                 1.35%                1.29%          27.33%
   $11.66         14.02%       $  1,606          0.70%                 2.24%                1.14%          43.28%
   $10.79         16.81%       $    990          0.69%                 1.24%                1.14%          17.93%
   $ 9.67         (1.45)%(d)   $    276          0.90%(e)              1.16%(e)             1.38%(e)        7.69%
   $ 7.23         (1.13)%(d)   $    836          0.96%(e)             (0.05%)(e)            1.41%(e)        0.51%
   $ 7.36        (17.86)%      $    645          0.90%                (0.15)%               1.35%           5.75%
   $ 8.96        (10.35)%(d)   $    185          1.12%(e)             (0.28)%(e)            1.57%(e)       10.10%

--------
(c)Amount is less than $0.005.
(d)Not Annualized.
(e)Annualized.

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class B Shares


Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                               Investment Activities                     Dividends
                                                       ------------------------------------  --------------------------------
                                                                    Net realized
                                                                   and unrealized                       Net realized
                                             Net Asset    Net      gains (losses)                         gains on
                                              Value,   investment  on investments Total from    Net     investments
                                             Beginning   income     and foreign   Investment investment and foreign    Total
                                             of Period   (loss)      currencies   Activities   income    currencies  Dividends
                                             --------- ----------  -------------- ---------- ---------- ------------ ---------
Balanced Fund
  Six Months Ended March 31, 2003...........  $ 9.73      0.05           0.04         0.09     (0.06)         --       (0.06)
  Year Ended September 30, 2002.............  $11.20      0.09(b)       (1.46)(b)    (1.37)    (0.10)         --       (0.10)
  Year Ended September 30, 2001.............  $13.06      0.18          (1.34)       (1.16)    (0.16)      (0.54)      (0.70)
  Year Ended September 30, 2000.............  $13.75      0.24          (0.11)        0.13     (0.24)      (0.58)      (0.82)
  Year Ended September 30, 1999.............  $13.76      0.26           0.71         0.97     (0.25)      (0.73)      (0.98)
  Year Ended September 30, 1998.............  $13.57      0.28           0.55         0.83     (0.29)      (0.35)      (0.64)
Large Company Value
  Six Months Ended March 31, 2003...........  $12.75      0.05           0.16         0.21     (0.06)         --       (0.06)
  Year Ended September 30, 2002.............  $16.68      0.06          (3.44)       (3.38)    (0.07)      (0.48)      (0.55)
  Year Ended September 30, 2001.............  $18.47      0.09          (0.89)       (0.80)    (0.10)      (0.89)      (0.99)
  Year Ended September 30, 2000.............  $19.51      0.35           0.56         0.91     (0.36)      (1.59)      (1.95)
  Year Ended September 30, 1999.............  $18.42      0.11           1.90         2.01     (0.11)      (0.81)      (0.92)
  Year Ended September 30, 1998.............  $19.93      0.09          (0.18)       (0.09)    (0.09)      (1.33)      (1.42)
Large Company Growth
  Six Months Ended March 31, 2003...........  $ 6.36     (0.06)          0.09         0.03        --          --          --
  Year Ended September 30, 2002.............  $ 7.93     (0.12)         (1.45)       (1.57)       --          --          --
  Year Ended September 30, 2001.............  $14.47     (0.11)         (5.45)       (5.56)       --       (0.98)      (0.98)
  Year Ended September 30, 2000.............  $11.82     (0.17)          3.56         3.39        --       (0.74)      (0.74)
  Year Ended September 30, 1999.............  $ 9.58     (0.12)          2.92         2.80        --       (0.56)      (0.56)
  October 3, 1997 to September 30, 1998(a)..  $10.00     (0.02)         (0.29)       (0.31)    (0.01)      (0.10)      (0.11)
Mid Cap Value Fund
  Six Months Ended March 31, 2003...........  $10.90      0.04(c)       (0.07)       (0.03)    (0.05)         --       (0.05)
  Year Ended September 30, 2002.............  $13.10      0.08          (1.03)       (0.95)    (0.10)      (1.15)      (1.25)
  July 25, 2001 to September 30, 2001(a)....  $14.14      0.03          (1.02)       (0.99)    (0.05)         --       (0.05)
Mid Cap Growth Fund
  Six Months Ended March 31, 2003...........  $ 8.00     (0.06)         (0.36)       (0.42)       --          --          --
  Year Ended September 30, 2002.............  $ 9.79     (0.14)(c)      (1.02)       (1.16)       --       (0.63)      (0.63)
  July 25, 2001 to September 30, 2001(a)....  $11.20     (0.01)         (1.40)       (1.41)       --          --          --
Small Company Growth
  Six Months Ended March 31, 2003...........  $ 8.78     (0.09)(c)      (0.27)       (0.36)       --          --          --
  Year Ended September 30, 2002.............  $11.43     (0.25)(c)      (2.40)       (2.65)       --          --          --
  Year Ended September 30, 2001.............  $33.53     (0.31)        (15.45)      (15.76)       --       (6.34)      (6.34)
  Year Ended September 30, 2000.............  $24.21     (0.49)         12.81        12.32        --       (3.00)      (3.00)
  Year Ended September 30, 1999.............  $17.13     (0.41)          7.49         7.08        --          --          --
  Year Ended September 30, 1998.............  $23.02     (0.39)         (5.19)       (5.58)       --       (0.31)      (0.31)
International Equity Fund
  Six Months Ended March 31, 2003...........  $ 6.07     (0.08)(c)      (0.48)       (0.56)       --          --          --
  Year Ended September 30, 2002.............  $ 7.19     (0.07)(c)      (1.05)       (1.12)       --          --          --
  Year Ended September 30, 2001.............  $12.24     (0.07)         (2.96)       (3.03)       --       (2.02)      (2.02)
  Year Ended September 30, 2000.............  $12.34     (0.15)          0.68         0.53        --       (0.63)      (0.63)
  Year Ended September 30, 1999.............  $ 9.85     (0.10)          2.77         2.67     (0.01)      (0.17)      (0.18)
  Year Ended September 30, 1998.............  $11.23     (0.04)         (1.10)       (1.14)    (0.01)      (0.23)      (0.24)
Intermediate U.S. Government Bond Fund
  Six Months Ended March 31, 2003...........  $10.73      0.16          (0.02)        0.14     (0.17)      (0.09)      (0.26)
  Year Ended September 30, 2002.............  $10.35      0.39(d)        0.41(d)      0.80     (0.42)         --       (0.42)
  Year Ended September 30, 2001.............  $ 9.69      0.45           0.65         1.10     (0.44)         --       (0.44)
  Year Ended September 30, 2000.............  $ 9.68      0.45           0.04         0.49     (0.45)      (0.03)      (0.48)
  Year Ended September 30, 1999.............  $10.54      0.43          (0.75)       (0.32)    (0.43)      (0.11)      (0.54)
  Year Ended September 30, 1998.............  $ 9.81      0.43           0.74         1.17     (0.44)         --       (0.44)
Intermediate Corporate Bond Fund
  Six Months Ended March 31, 2003...........  $10.34      0.20           0.21         0.41     (0.21)         --       (0.21)
  Year Ended September 30, 2002.............  $10.57      0.45(e)       (0.04)(e)     0.41     (0.47)      (0.17)      (0.64)
  Year Ended September 30, 2001.............  $ 9.98      0.52           0.59         1.11     (0.52)         --       (0.52)
  December 2, 1999 to September 30, 2000(a).  $10.00      0.44          (0.02)        0.42     (0.44)         --       (0.44)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies the amounts for net investment income, net realized/unrealized gains/losses, and the net investment income ratio would have been: $0.10, $(1.47), and 0.97%, respectively.
(c)Per share net investment income (loss) has been calculated using the average shares method.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------





                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset     Total      Net Assets,  Ratio of      income      Ratio of
 Value,      Return        End of    expenses to  (loss) to    expenses to
 End of     (excludes      Period      average   average net     average   Portfolio
 Period   sales charge)     (000)    net assets     assets     net assets* turnover**
--------- -------------  ----------- ----------- ------------  ----------- ----------
 $ 9.76        0.87%(f)    $11,876      2.00%(g)     0.88%(g)     2.14%(g)    30.67%
 $ 9.73      (12.33)%      $12,737      2.04%        0.90%(b)     2.18%       64.29%
 $11.20       (9.38)%      $15,712      2.05%        1.28%        2.19%      116.03%
 $13.06        0.92%       $18,859      1.97%        1.79%        2.15%       57.95%
 $13.75        6.82%       $21,610      1.90%        1.70%        2.14%       35.98%
 $13.76        6.16%       $15,183      1.92%        1.98%        2.16%       31.85%
 $12.90        1.62%(f)    $23,395      1.92%(g)     0.88%(g)     2.06%(g)    11.28%
 $12.75      (21.14)%      $24,849      1.98%        0.36%        2.12%       23.02%
 $16.68       (4.51)%      $33,489      1.99%        0.48%        2.13%       24.20%
 $18.47        4.88%       $36,078      1.92%        1.90%        2.10%       23.85%
 $19.51       10.73%       $38,590      1.84%        0.47%        2.08%       13.52%
 $18.42       (0.67)%      $32,455      1.85%        0.43%        2.09%       13.17%
 $ 6.39        0.47%(f)    $12,389      1.92%(g)    (1.05)%(g)    2.07%(g)    28.23%
 $ 6.36      (19.80)%      $13,040      2.03%       (1.32)%       2.17%      100.46%
 $ 7.93      (40.82)%      $17,089      2.05%       (1.24)%       2.19%       96.41%
 $14.47       29.22%       $27,172      1.99%       (1.18)%       2.16%       76.76%
 $11.82       29.97%       $12,289      1.97%       (1.08)%       2.21%       67.59%
 $ 9.58       (3.13)%(f)   $ 3,985      2.14%(g)    (0.78)%(g)    2.37%(g)   108.36%
 $10.82       (0.30)%(f)   $ 1,410      1.95%(g)     0.82%(g)     2.11%(g)    12.64%
 $10.90       (8.80)%      $ 1,158      1.91%        0.63%        2.12%       18.20%
 $13.10       (6.56)%(f)   $    99      1.87%(g)     2.22%(g)     2.21%(g)    27.04%
 $ 7.58       (5.25)%(f)   $   582      1.93%(g)    (1.64)%(g)    2.12%(g)    45.74%
 $ 8.00      (13.20)%      $   507      1.76%       (1.52)%       2.07%      117.06%
 $ 9.79      (12.59)%(f)   $    48      2.11%(g)    (1.91)%(g)    2.33%(g)    90.11%
 $ 8.42       (4.10)%(f)   $ 6,041      2.41%(g)    (2.00)%(g)    2.41%(g)    91.95%
 $ 8.78      (23.18)%      $ 6,703      2.48%       (2.18)%       2.48%      292.94%
 $11.43      (55.33)%      $ 9,356      2.48%       (1.62)%       2.48%      286.49%
 $33.53       53.29%       $20,707      2.41%       (1.49)%       2.41%      206.16%
 $24.21       41.25%       $11,054      2.55%       (1.98)%       2.55%      184.39%
 $17.13      (24.40)%      $ 8,609      2.61%       (2.11)%       2.61%      157.44%
 $ 5.51       (9.23)%(f)   $ 1,718      2.41%(g)    (1.30)%(g)    2.41%(g)    64.55%
 $ 6.07      (15.58)%      $ 2,056      2.43%       (1.01)%       2.43%       95.86%
 $ 7.19      (29.11)%      $ 2,680      2.49%       (1.19)%       2.49%      144.35%
 $12.24        3.88%       $ 3,861      2.51%       (0.99)%       2.51%      179.44%
 $12.34       27.46%       $ 2,378      2.56%       (0.84)%       2.56%       82.00%
 $ 9.85      (10.29)%      $ 1,923      2.50%       (0.50)%       2.51%       53.27%
 $10.61        1.30%(f)    $ 7,209      1.81%(g)     2.94%(g)     1.91%(g)   162.66%
 $10.73        7.96%       $ 5,981      1.85%        3.81%(d)     1.95%       79.36%
 $10.35       11.61%       $ 4,310      1.86%        4.38%        1.96%       84.76%
 $ 9.69        5.31%       $ 2,329      1.83%        4.71%        1.93%      103.41%
 $ 9.68       (3.13)%      $ 2,679      1.83%        4.28%        1.93%       73.46%
 $10.54       12.26%       $ 1,314      1.84%        4.34%        1.94%       60.98%
 $10.54        4.01%(f)    $ 5,422      1.86%(g)     3.85%(g)     1.96%(g)    31.73%
 $10.34        4.18%       $ 4,465      1.84%        4.39%(e)     1.99%       69.15%
 $10.57       11.41%       $ 1,976      1.73%        4.95%        1.90%      142.35%
 $ 9.98        4.41%(f)    $    70      1.75%(g)     5.34%(g)     2.03%(g)   186.79%

--------
(d)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies the amounts for net investment income, net realized/unrealized gains/losses, and the net investment income ratio would have been: $0.41, $0.39, and 3.99%, respectively.
(e)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies the amounts for net investment income, net realized/unrealized gains/losses, and the net investment income ratio would have been: $0.46, $(0.05), and 4.51%, respectively.
(f)Not Annualized.
(g)Annualized.

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                Investment Activities                    Dividends
                                                        -----------------------------------    ---------------------------

                                              Net Asset              Net realized
                                               Value,      Net      and unrealized  Total from    Net       Net
                                              Beginning investment gain (losses) on Investment investment realized   Total
                                              of Period   income     investments    Activities   income    gains   Dividends
                                              --------- ---------- ---------------- ---------- ---------- -------- ---------
Prime Money Market Fund
  Six Months Ended March 31, 2003............  $ 1.00        --(b)         --            --(b)      --(b)     --        --(b)
  Year Ended September 30, 2002..............  $ 1.00      0.01            --(b)       0.01      (0.01)       --     (0.01)
  Year Ended September 30, 2001..............  $ 1.00      0.04            --          0.04      (0.04)       --     (0.04)
  Year Ended September 30, 2000..............  $ 1.00      0.05            --          0.05      (0.05)       --     (0.05)
  Year Ended September 30, 1999..............  $ 1.00      0.04            --          0.04      (0.04)       --     (0.04)
  September 2, 1998 to September 30, 1998(a).  $ 1.00        --(b)         --            --(b)      --(b)     --        --(b)
U.S. Treasury Money Market Fund
  Six Months Ended March 31, 2003............  $ 1.00        --(b)         --            --(b)      --(b)     --        --(b)
  Year Ended September 30, 2002..............  $ 1.00      0.01            --          0.01      (0.01)       --     (0.01)
  Year Ended September 30, 2001..............  $ 1.00      0.04            --          0.04      (0.04)       --     (0.04)
  Year Ended September 30, 2000..............  $ 1.00      0.04            --          0.04      (0.04)       --     (0.04)
  Year Ended September 30, 1999..............  $ 1.00      0.03            --          0.03      (0.03)       --     (0.03)
  Year Ended September 30, 1998..............  $ 1.00      0.04            --          0.04      (0.04)       --     (0.04)
Capital Manager Conservative Growth Fund
  Six Months Ended March 31, 2003............  $ 8.29      0.06         (0.04)         0.02      (0.05)    (0.04)    (0.09)
  Year Ended September 30, 2002..............  $ 9.13      0.15         (0.67)        (0.52)     (0.14)    (0.18)    (0.32)
  Year Ended September 30, 2001..............  $10.71      0.22         (0.98)        (0.76)     (0.24)    (0.58)    (0.82)
  Year Ended September 30, 2000..............  $10.39      0.29          0.56          0.85      (0.31)    (0.22)    (0.53)
  January 29, 1999 to September 30, 1999(a)..  $10.54      0.21         (0.15)         0.06      (0.21)       --     (0.21)
Capital Manager Moderate Growth Fund
  Six Months Ended March 31, 2003............  $ 7.41      0.02         (0.08)        (0.06)     (0.01)    (0.01)    (0.02)
  Year Ended September 30, 2002..............  $ 8.75      0.05         (0.97)        (0.92)     (0.05)    (0.37)    (0.42)
  Year Ended September 30, 2001..............  $11.21      0.19         (1.74)        (1.55)     (0.19)    (0.72)    (0.91)
  Year Ended September 30, 2000..............  $10.64      0.22          0.88          1.10      (0.24)    (0.29)    (0.53)
  January 29, 1999 to September 30, 1999(a)..  $10.64      0.14            --          0.14      (0.14)       --     (0.14)
Capital Manager Growth Fund
  Six Months Ended March 31, 2003............  $ 6.80     (0.01)        (0.06)        (0.07)        --        --        --
  Year Ended September 30, 2002..............  $ 8.42     (0.01)        (1.21)        (1.22)        --     (0.40)    (0.40)
  Year Ended September 30, 2001..............  $11.64      0.09         (2.42)        (2.33)     (0.12)    (0.77)    (0.89)
  Year Ended September 30, 2000..............  $10.79      0.17          1.24          1.41      (0.20)    (0.36)    (0.56)
  January 29, 1999 to September 30, 1999(a)..  $10.69      0.10          0.10          0.20      (0.10)       --     (0.10)
Capital Manager Aggressive Growth Fund
  Six Months Ended March 31, 2003............  $ 7.28        --(b)      (0.11)        (0.11)        --     (0.05)    (0.05)
  Year Ended September 30, 2002..............  $ 8.93     (0.04)        (1.61)        (1.65)        --        --        --
  March 19, 2001 to September 30, 2001(a)....  $10.00     (0.02)        (1.05)        (1.07)        --        --        --

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Amount is less than $0.005.
(c)Not Annualized.
(d)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                                     Ratios/Supplementary Data
                                 ----------------------------------------------------------------
                                                             Ratio of net
                                                  Ratio of    investment    Ratio of
                  Total Return                   expenses to  income to    expenses to
Net Asset Value, (excludes Sales Net Assets, End average net average net   average net  Portfolio
 End of Period       charge)     of Period (000)   assets       assets       assets*   turnover **
---------------- --------------- --------------- ----------- ------------  ----------- -----------
     $ 1.00            0.12%(c)      $ 2,827        1.40%(d)     0.26%(d)     1.68%(d)       --
     $ 1.00            0.60%         $ 2,730        1.67%        0.70%        1.77%          --
     $ 1.00            3.80%         $84,446        1.61%        3.58%        1.74%          --
     $ 1.00            4.65%         $41,644        1.63%        4.76%        1.80%          --
     $ 1.00            3.64%         $ 9,391        1.56%        3.58%        1.89%          --
     $ 1.00            0.32%(c)      $   300        1.64%(d)     3.98%(d)     1.99%(d)       --
     $ 1.00            0.12%(c)      $ 1,399        1.22%(d)     0.23%(d)     1.70%(d)       --
     $ 1.00            0.39%         $ 1,121        1.69%        0.48%        1.77%          --
     $ 1.00            3.56%         $18,449        1.63%        3.36%        1.73%          --
     $ 1.00            4.28%         $10,425        1.63%        4.43%        1.73%          --
     $ 1.00            3.31%         $ 2,264        1.59%        3.25%        1.73%          --
     $ 1.00            3.97%         $ 1,255        1.61%        3.90%        1.76%          --
     $ 8.22            0.22%(c)      $ 2,362        1.56%(d)     1.24%(d)     1.76%(d)     8.81%
     $ 8.29           (5.94)%        $ 1,682        1.53%        1.49%        1.73%        6.29%
     $ 9.13           (7.50)%        $   916        1.58%        1.85%        1.78%       35.75%
     $10.71            8.31%         $   150        1.41%        2.75%        1.60%       38.27%
     $10.39            0.59%(c)      $   110        1.35%(d)     3.92%(d)     1.75%(d)    16.45%
     $ 7.33           (0.79)%(c)     $ 6,224        1.53%(d)     0.43%(d)     1.73%(d)     4.85%
     $ 7.41          (11.35)%        $ 4,384        1.56%        0.52%        1.76%       14.56%
     $ 8.75          (14.82)%        $ 3,096        1.55%        1.05%        1.75%       24.24%
     $11.21           10.45%         $   542        1.54%        1.94%        1.69%       46.69%
     $10.64            1.29%(c)      $   197        1.47%(d)     2.54%(d)     1.78%(d)    17.33%
     $ 6.73           (1.03)%(c)     $ 6,297        1.60%(d)    (0.23)%(d)    1.80%(d)     3.70%
     $ 6.80          (15.53)%        $ 5,712        1.62%       (0.35)%       1.82%        8.38%
     $ 8.42          (21.44)%        $ 4,720        1.60%        0.45%        1.80%       27.33%
     $11.64           13.23%         $ 1,993        1.45%        1.49%        1.64%       43.28%
     $10.79            1.87%(c)      $   163        1.94%(d)     1.16%(d)     2.14%(d)    17.93%
     $ 7.12           (1.58)%(c)     $ 1,538        1.71%(d)    (0.80)%(d)    1.91%(d)     0.51%
     $ 7.28          (18.48)%        $ 1,302        1.67%       (0.94)%       1.87%        5.75%
     $ 8.93          (10.70)%(c)     $   754        1.93%(d)    (1.05)%(d)    2.13%(d)    10.10%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class C Shares


Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                 Investment Activities                       Dividends
                                                       ----------------------------------------  -----------------------
                                                                     Net realized and
                                                                        unrealized                          Net realized
                                             Net Asset    Net         gains (losses)                          gains on
                                              Value,   investment     on investments  Total from    Net     investments
                                             Beginning   income        and foreign    Investment investment and foreign
                                             of Period   (loss)         currencies    Activities   income    currencies
                                             --------- ----------    ---------------- ---------- ---------- ------------
Balanced Fund
  For the Six Months Ended March 31, 2003...  $ 9.73      0.05             0.04          0.09      (0.06)         --
  Year Ended September 30, 2002.............  $11.19      0.11(b)(c)      (1.47)(c)     (1.36)     (0.10)         --
  February 1, 2001 to September 30, 2001(a).  $12.67      0.18            (1.48)        (1.30)     (0.18)         --
Large Company Value
  For the Six Months Ended March 31, 2003...  $12.74      0.06             0.14          0.20      (0.06)         --
  Year Ended September 30, 2002.............  $16.67      0.08            (3.45)        (3.37)     (0.08)      (0.48)
  February 1, 2001 to September 30, 2001(a).  $18.15      0.06            (1.47)        (1.41)     (0.07)         --
Large Company Growth
  For the Six Months Ended March 31, 2003...  $ 6.37     (0.05)            0.08          0.03         --          --
  Year Ended September 30, 2002.............  $ 7.94     (0.10)(b)        (1.47)        (1.57)        --          --
  February 1, 2001 to September 30, 2001(a).  $11.75     (0.06)           (3.75)        (3.81)        --          --
Mid Cap Value Fund
  For the Six Months Ended March 31, 2003...  $10.90      0.05(b)         (0.08)        (0.03)     (0.05)         --
  Year Ended September 30, 2002.............  $13.11      0.08            (1.04)        (0.96)     (0.10)      (1.15)
  July 25, 2001 to September 30, 2001(a)....  $14.14      0.03            (1.03)        (1.00)     (0.03)         --
Mid Cap Growth Fund
  For the Six Months Ended March 31, 2003...  $ 8.00     (0.06)           (0.36)        (0.42)        --          --
  Year Ended September 30, 2002.............  $ 9.79     (0.15)(b)        (1.01)        (1.16)        --       (0.63)
  July 25, 2001 to September 30, 2001(a)....  $11.20     (0.01)           (1.40)        (1.41)        --          --
Small Company Growth
  For the Six Months Ended March 31, 2003...  $ 8.79     (0.09)(b)        (0.27)        (0.36)        --          --
  Year Ended September 30, 2002.............  $11.45     (0.23)(b)        (2.43)        (2.66)        --          --
  February 1, 2001 to September 30, 2001(a).  $19.98     (0.08)           (8.45)        (8.53)        --          --
International Equity Fund
  For the Six Months Ended March 31, 2003...  $ 6.07     (0.22)(b)        (0.34)        (0.56)        --          --
  Year Ended September 30, 2002.............  $ 7.20     (0.07)           (1.06)        (1.13)        --          --
  February 1, 2001 to September 30, 2001(a).  $10.03     (0.02)           (2.81)        (2.83)        --          --
Intermediate U.S. Government Income Fund
  For the Six Months Ended March 31, 2003...  $10.74      0.15            (0.02)         0.13      (0.17)      (0.09)
  Year Ended September 30, 2002.............  $10.35      0.38(d)          0.43(d)       0.81      (0.42)         --
  February 1, 2001 to September 30, 2001(a).  $10.10      0.35             0.25          0.60      (0.35)         --
Intermediate Corporate Bond Fund
  For the Six Months Ended March 31, 2003...  $10.33      0.20             0.22          0.42      (0.21)         --
  Year Ended September 30, 2002.............  $10.56      0.43(b)(e)         --(e)       0.43      (0.49)      (0.17)
  February 1, 2001 to September 30, 2001(a).  $10.39      0.35             0.17          0.52      (0.35)         --






                                               Total
                                             Dividends
                                             ---------
Balanced Fund
  For the Six Months Ended March 31, 2003...   (0.06)
  Year Ended September 30, 2002.............   (0.10)
  February 1, 2001 to September 30, 2001(a).   (0.18)
Large Company Value
  For the Six Months Ended March 31, 2003...   (0.06)
  Year Ended September 30, 2002.............   (0.56)
  February 1, 2001 to September 30, 2001(a).   (0.07)
Large Company Growth
  For the Six Months Ended March 31, 2003...      --
  Year Ended September 30, 2002.............      --
  February 1, 2001 to September 30, 2001(a).      --
Mid Cap Value Fund
  For the Six Months Ended March 31, 2003...   (0.05)
  Year Ended September 30, 2002.............   (1.25)
  July 25, 2001 to September 30, 2001(a)....   (0.03)
Mid Cap Growth Fund
  For the Six Months Ended March 31, 2003...      --
  Year Ended September 30, 2002.............   (0.63)
  July 25, 2001 to September 30, 2001(a)....      --
Small Company Growth
  For the Six Months Ended March 31, 2003...      --
  Year Ended September 30, 2002.............      --
  February 1, 2001 to September 30, 2001(a).      --
International Equity Fund
  For the Six Months Ended March 31, 2003...      --
  Year Ended September 30, 2002.............      --
  February 1, 2001 to September 30, 2001(a).      --
Intermediate U.S. Government Income Fund
  For the Six Months Ended March 31, 2003...   (0.26)
  Year Ended September 30, 2002.............   (0.42)
  February 1, 2001 to September 30, 2001(a).   (0.35)
Intermediate Corporate Bond Fund
  For the Six Months Ended March 31, 2003...   (0.21)
  Year Ended September 30, 2002.............   (0.66)
  February 1, 2001 to September 30, 2001(a).   (0.35)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Per share net investment income has been calculated using the average daily shares method.
(c)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.12, $(1.48), and 1.05%, respectively.
(d)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.40, $0.41), and 3.99%, respectively.
(e)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.44, $(0.01), and 4.40%, respectively.
(f)Not Annualized.
(g)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------





                                         Ratios Supplementary data
                        -----------------------------------------------------------
                                                Ratio of net
            Total                                investment
Net Asset   Return      Net Assets,  Ratio of      income      Ratio of
 Value,   (excludes       End of    expenses to  (loss) to    expenses to
 End of   redemption      Period      average   average net     average   Portfolio
 Period    charge)         (000)    net assets     assets     net assets* turnover**
--------- ----------    ----------- ----------- ------------  ----------- ----------
 $ 9.76       0.88%(f)    $   318      2.00%(g)     0.88%(g)     2.14%(g)    30.67%
 $ 9.73     (12.24)%      $   283      1.99%        0.98%(c)     2.12%       64.29%
 $11.19     (11.01)%(f)   $     2      2.27%(g)     1.02%(g)     2.42%(g)   116.03%
 $12.88       1.56%(f)    $    70      1.92%(g)     0.85%(g)     2.06%(g)    11.28%
 $12.74     (21.10)%      $    52      1.94%        0.41%        2.08%       23.02%
 $16.67      (7.80)%(f)   $    13      2.03%(g)     0.36%(g)     2.16%(g)    24.20%
 $ 6.40       0.47%(f)    $23,702      1.92%(g)    (1.07)%(g)    2.07%(g)    28.23%
 $ 6.37     (19.77)%      $    37      1.98%       (1.23)%       2.12%      100.46%
 $ 7.94     (32.43)%(f)   $     8      2.04%(g)    (1.34)%(g)    2.18%(g)    96.41%
 $10.82      (0.32)%(f)   $   315      1.95%(g)     0.83%(g)     2.11%(g)    12.64%
 $10.90      (8.86)%      $   300      1.91%        0.65%        2.12%       18.20%
 $13.11      (7.07)%(f)   $     1      2.15%(g)     1.08%(g)     2.52%(g)    27.04%
 $ 7.58      (5.25)%(f)   $   143      1.93%(g)    (1.64)%(g)    2.12%(g)    45.74%
 $ 8.00     (13.20)%      $   143      1.81%       (1.58)%       2.13%      117.06%
 $ 9.79     (13.13)%(f)   $     1      2.19%(g)    (1.91)%(g)    2.49%(g)    90.11%
 $ 8.43      (4.10)%(f)   $    35      2.41%(g)    (2.00)%(g)    2.41%(g)    91.95%
 $ 8.79     (23.23)%      $    31      2.47%       (2.11)%       2.47%      292.94%
 $11.45     (42.69)%(f)   $     8      2.42%(g)    (1.99)%(g)    2.42%(g)   286.49%
 $ 5.51      (9.23)%(f)   $     2      2.41%(g)    (1.56)%(g)    2.40%(g)    64.55%
 $ 6.07     (15.69)%      $     7      2.43%       (0.98)%       2.43%       95.86%
 $ 7.20     (28.22)%(f)   $     6      2.40%(g)    (1.35)%(g)    2.40%(g)   144.35%
 $10.61       1.21%(f)    $ 1,355      1.81%(g)     2.94%(g)     1.91%(g)   162.66%
 $10.74       8.05%       $ 1,313      1.79%        3.81%(d)     1.89%       79.36%
 $10.35       6.01%(f)    $    40      1.98%(g)     4.26%(g)     2.05%(g)    84.76%
 $10.54       4.09%(f)    $   236      1.86%(g)     3.85%(g)     1.96%(g)    31.73%
 $10.33       4.37%       $   318      1.89%        4.28%(e)     2.03%       69.15%
 $10.56       5.07%(f)    $    11      1.71%(g)     4.94%(g)     1.85%(g)   142.35%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                               Investment Activities                   Dividends
                                                       ----------------------------------    ---------------------------

                                             Net Asset    Net       Net realized
                                              Value,   investment  and unrealized Total from    Net       Net
                                             Beginning   income    gains (losses) Investment investment realized   Total
                                             of Period   (loss)    on investments Activities   income    gains   Dividends
                                             --------- ----------  -------------- ---------- ---------- -------- ---------
Prime Money Market Fund
  Six Months Ended March 31, 2003...........  $ 1.00        --(b)         --           --(b)      --(b)     --        --(b)
  January 30, 2002 to September 30, 2002(a).  $ 1.00      0.01            --(b)      0.01      (0.01)       --     (0.01)
U.S. Treasury Money Market Fund
  Six Months Ended March 31, 2003...........  $ 1.00        --(b)         --           --         --(b)     --        --
  January 30, 2002 to September 30, 2002(a).  $ 1.00        --(b)         --           --         --(b)     --        --
Capital Manager Conservative Growth Fund
  Six Months Ended March 31, 2003...........  $ 8.26      0.04         (0.02)        0.02      (0.05)    (0.04)    (0.09)
  Year Ended September 30, 2002.............  $ 9.10      0.17         (0.69)       (0.52)     (0.14)    (0.18)    (0.32)
  February 1, 2001 to September 30, 2001(a).  $10.06      0.10         (0.93)       (0.83)     (0.13)       --     (0.13)
Capital Manager Moderate Growth Fund
  Six Months Ended March 31, 2003...........  $ 7.42      0.01         (0.06)       (0.05)        --(b)  (0.01)    (0.01)
  Year Ended September 30, 2002.............  $ 8.77      0.04         (0.97)       (0.93)     (0.05)    (0.37)    (0.42)
  February 1, 2001 to September 30, 2001(a).  $10.23      0.05         (1.45)       (1.40)     (0.06)       --     (0.06)
Capital Manager Growth Fund
  Six Months Ended March 31, 2003...........  $ 6.80     (0.01)(c)     (0.06)       (0.07)        --        --        --
  Year Ended September 30, 2002.............  $ 8.41     (0.02)        (1.19)       (1.21)        --     (0.40)    (0.40)
  February 1, 2001 to September 30, 2001(a).  $10.41     (0.01)        (1.98)       (1.99)     (0.01)       --     (0.01)
Capital Manager Aggressive Growth Fund
  Six Months Ended March 31, 2003...........  $ 7.26        --(c)      (0.10)       (0.10)        --     (0.05)    (0.05)
  Year Ended September 30, 2002.............  $ 8.92     (0.12)        (1.54)       (1.66)        --        --        --
  March 19, 2001 to September 30, 2001(a)...  $10.00     (0.06)        (1.02)       (1.08)        --        --        --

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Amount is less than $0.005.
(c)Per share net investment income has been calculated using the average shares method.
(d)Not Annualized.
(e)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset Total Return   Net Assets,  Ratio of      income      Ratio of
 Value,    (excludes       End of    expenses to  (loss) to    expenses to
 End of    redemption      Period      average   average net     average   Portfolio
 Period     charge)         (000)    net assets     assets     net assets* turnover**
--------- ------------   ----------- ----------- ------------  ----------- ----------
  $1.00        0.12%(d)     $463        1.40%(e)     0.24%(e)     1.69%(e)      --
  $1.00        0.28%(d)     $314        1.60%(e)     0.40%(e)     1.65%(e)      --
  $1.00        0.12%(d)     $ 17        1.22%(e)     0.24%(e)     1.70%(e)      --
  $1.00        0.18%(d)     $ 10        1.60%(e)     0.27%(e)     1.64%(e)      --
  $8.19        0.25%(d)     $128        1.56%(e)     1.23%(e)     1.77%(e)    8.81%
  $8.26       (5.98)%       $ 62        1.52%        1.45%        1.72%       6.29%
  $9.10       (8.30)%(d)    $  2        1.71%(e)     1.58%(e)     1.73%(e)   35.75%
  $7.36       (0.69)%(d)    $147        1.53%(e)     0.48%(e)     1.73%(e)    4.85%
  $7.42      (11.40)%       $307        1.58%        0.53%        1.78%      14.56%
  $8.77       13.75%(d)     $178        1.55%(e)     0.74%(e)     1.75%(e)   24.24%
  $6.73       (1.03)%(d)    $ 30        1.60%(e)    (0.22)%(e)    1.80%(e)    3.70%
  $6.80      (15.43)%       $ 12        1.61%       (0.34)%       1.81%       8.38%
  $8.41      (19.16)%(d)    $  8        1.68%(e)    (0.30)%(e)    1.86%(e)   27.33%
  $7.11       (1.44)%(d)    $ 20        1.81%(e)    (0.83)%(e)    2.02%(e)    0.51%
  $7.26      (18.61)%       $  1        1.94%       (1.31)%       1.94%       5.75%
  $8.92      (10.80)%(d)    $  1        1.87%(e)    (1.12)%(e)    1.87%(e)   10.10%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                 Investment Activities                         Dividends
                                                       ----------------------------------------  --------------------------
                                                                     Net realized and                        Net realized
                                             Net Asset    Net       unrealized gains                           gains on
                                              Value,   investment     (losses) on     Total from    Net     investments and
                                             Beginning   income     investments and   Investment investment     foreign
                                             of Period   (loss)    foreign currencies Activities   income     currencies
                                             --------- ----------  ------------------ ---------- ---------- ---------------
Balanced Fund
  Six months ended March 31, 2003...........  $ 9.77      0.10             0.04           0.14     (0.11)           --
  Year Ended September 30, 2002.............  $11.24      0.20(c)         (1.46)(c)      (1.26)    (0.21)           --
  Year Ended September 30, 2001.............  $13.11      0.27            (1.32)         (1.05)    (0.28)        (0.54)
  Year Ended September 30, 2000.............  $13.80      0.37            (0.11)          0.26     (0.37)        (0.58)
  Year Ended September 30, 1999.............  $13.79      0.39             0.74           1.13     (0.39)        (0.73)
  Year Ended September 30, 1998.............  $13.60      0.42             0.54           0.96     (0.42)        (0.35)
Large Company Value
  Six months ended March 31, 2003...........  $12.87      0.13             0.15           0.28     (0.13)           --
  Year Ended September 30, 2002.............  $16.82      0.22            (3.47)         (3.25)    (0.22)        (0.48)
  Year Ended September 30, 2001.............  $18.60      0.26            (0.89)         (0.63)    (0.26)        (0.89)
  Year Ended September 30, 2000.............  $19.64      0.54             0.55           1.09     (0.54)        (1.59)
  Year Ended September 30, 1999.............  $18.52      0.30             1.93           2.23     (0.30)        (0.81)
  Year Ended September 30, 1998.............  $20.02      0.28            (0.17)          0.11     (0.28)        (1.33)
Large Company Growth
  Six months ended March 31, 2003...........  $ 6.67     (0.01)            0.07           0.06        --            --
  Year Ended September 30, 2002.............  $ 8.23     (0.03)           (1.53)         (1.56)       --            --
  Year Ended September 30, 2001.............  $14.84     (0.03)           (5.60)         (5.63)       --         (0.98)
  Year Ended September 30, 2000.............  $11.99     (0.03)            3.62           3.59        --         (0.74)
  Year Ended September 30, 1999.............  $ 9.63     (0.01)            2.93           2.92        --         (0.56)
  October 3, 1997 to September 30, 1998(a)..  $10.00      0.04            (0.27)         (0.23)    (0.04)        (0.10)
Mid Cap Value Fund
  Six months ended March 31, 2003...........  $10.93      0.10(d)         (0.07)          0.03     (0.10)           --
  Year Ended September 30, 2002.............  $13.12      0.20            (1.04)         (0.84)    (0.20)        (1.15)
  February 1, 2001 to September 30, 2001(b).  $14.26      0.15            (1.13)         (0.98)    (0.16)           --
  Year Ended January 31, 2001...............  $14.10      0.25             0.95           1.20     (0.25)        (0.79)
  Year Ended January 31, 2000...............  $13.44      0.23             0.93           1.16     (0.22)        (0.28)
  Year Ended January 31, 1999...............  $12.62      0.27             1.52           1.79     (0.27)        (0.70)
  Year Ended January 31, 1998...............  $11.23      0.27             1.78           2.05     (0.27)        (0.39)
Mid Cap Growth Fund
  Six months ended March 31, 2003...........  $ 8.36     (0.06)           (0.37)         (0.40)       --            --
  Year Ended September 30, 2002.............  $10.10     (0.06)           (1.05)         (1.11)       --         (0.63)
  February 1, 2001 to September 30, 2001(b).  $14.84     (0.02)           (4.72)         (4.74)       --            --
  Year Ended January 31, 2001...............  $20.78     (0.04)           (2.08)         (2.12)       --         (3.82)
  Year Ended January 31, 2000...............  $17.89     (0.06)            5.04           4.98        --         (2.09)
  Year Ended January 31, 1999...............  $14.05     (0.02)            5.52           5.50        --         (1.66)
  Year Ended January 31, 1998...............  $15.38      0.03             2.52           2.55     (0.01)        (3.87)
Small Company Growth
  Six months ended March 31, 2003...........  $ 9.65     (0.05)(d)        (0.30)         (0.35)       --            --
  Year Ended September 30, 2002.............  $12.44     (0.14)           (2.65)         (2.79)       --            --
  Year Ended September 30, 2001.............  $35.49     (0.15)          (16.56)        (16.71)       --         (6.34)
  Year Ended September 30, 2000.............  $25.25     (0.17)           13.41          13.24        --         (3.00)
  Year Ended September 30, 1999.............  $17.69     (0.22)            7.78           7.56        --            --
  Year Ended September 30, 1998.............  $23.52     (0.20)           (5.32)         (5.52)       --         (0.31)
International Equity Fund
  Six months ended March 31, 2003...........  $ 6.41     (0.01)(d)        (0.57)         (0.58)       --(h)         --
  Year Ended September 30, 2002.............  $ 7.53        --            (1.12)         (1.12)       --(h)         --
  Year Ended September 30, 2001.............  $12.60     (0.05)           (3.00)         (3.05)       --         (2.02)
  Year Ended September 30, 2000.............  $12.56     (0.01)            0.68           0.67        --         (0.63)
  Year Ended September 30, 1999.............  $ 9.95      0.02             2.80           2.82     (0.04)        (0.17)
  Year Ended September 30, 1998.............  $11.28      0.06            (1.10)         (1.04)    (0.06)        (0.23)
Short U.S. Government Income Fund
  Six months ended March 31, 2003...........  $10.09      0.16            (0.02)          0.14     (0.21)           --
  Year Ended September 30, 2002.............  $10.05      0.45(e)          0.06(e)        0.51     (0.47)           --
  Year Ended September 30, 2001.............  $ 9.64      0.53             0.41           0.94     (0.53)           --
  Year Ended September 30, 2000.............  $ 9.65      0.52               --           0.52     (0.53)           --
  Year Ended September 30, 1999.............  $10.07      0.53            (0.42)          0.11     (0.53)           --
  Year Ended September 30, 1998.............  $ 9.77      0.53             0.30           0.83     (0.53)           --
Intermediate U.S. Government Income Fund
  Six months ended March 31, 2003...........  $10.78      0.21            (0.03)          0.18     (0.22)        (0.09)
  Year Ended September 30, 2002.............  $10.39      0.49(f)          0.42(f)        0.91     (0.52)           --
  Year Ended September 30, 2001.............  $ 9.73      0.54             0.66           1.20     (0.54)           --
  Year Ended September 30, 2000.............  $ 9.72      0.55             0.04           0.59     (0.55)        (0.03)
  Year Ended September 30, 1999.............  $10.59      0.53            (0.76)         (0.23)    (0.53)        (0.11)
  Year Ended September 30, 1998.............  $ 9.85      0.54             0.75           1.29     (0.55)           --
Intermediate Corporate Bond Fund
  Six months ended March 31, 2003...........  $10.33      0.25             0.22           0.47     (0.26)           --
  Year Ended September 30, 2002.............  $10.56      0.55(g)         (0.04)(g)       0.51     (0.57)        (0.17)
  Year Ended September 30, 2001.............  $ 9.98      0.62             0.58           1.20     (0.62)           --
  December 2, 1999 to September 30, 2000(a).  $10.00      0.51            (0.02)          0.49     (0.51)           --
Kentucky Intermediate Tax-Free Fund
  February 24, 2003 to March 31, 2003(a)....  $10.00      0.01             0.09           0.10     (0.01)           --





                                               Total
                                             Dividends
                                             ---------
Balanced Fund
  Six months ended March 31, 2003...........   (0.11)
  Year Ended September 30, 2002.............   (0.21)
  Year Ended September 30, 2001.............   (0.82)
  Year Ended September 30, 2000.............   (0.95)
  Year Ended September 30, 1999.............   (1.12)
  Year Ended September 30, 1998.............   (0.77)
Large Company Value
  Six months ended March 31, 2003...........   (0.13)
  Year Ended September 30, 2002.............   (0.70)
  Year Ended September 30, 2001.............   (1.15)
  Year Ended September 30, 2000.............   (2.13)
  Year Ended September 30, 1999.............   (1.11)
  Year Ended September 30, 1998.............   (1.61)
Large Company Growth
  Six months ended March 31, 2003...........      --
  Year Ended September 30, 2002.............      --
  Year Ended September 30, 2001.............   (0.98)
  Year Ended September 30, 2000.............   (0.74)
  Year Ended September 30, 1999.............   (0.56)
  October 3, 1997 to September 30, 1998(a)..   (0.14)
Mid Cap Value Fund
  Six months ended March 31, 2003...........   (0.10)
  Year Ended September 30, 2002.............   (1.35)
  February 1, 2001 to September 30, 2001(b).   (0.16)
  Year Ended January 31, 2001...............   (1.04)
  Year Ended January 31, 2000...............   (0.50)
  Year Ended January 31, 1999...............   (0.97)
  Year Ended January 31, 1998...............   (0.66)
Mid Cap Growth Fund
  Six months ended March 31, 2003...........      --
  Year Ended September 30, 2002.............   (0.63)
  February 1, 2001 to September 30, 2001(b).      --
  Year Ended January 31, 2001...............   (3.82)
  Year Ended January 31, 2000...............   (2.09)
  Year Ended January 31, 1999...............   (1.66)
  Year Ended January 31, 1998...............   (3.88)
Small Company Growth
  Six months ended March 31, 2003...........      --
  Year Ended September 30, 2002.............      --
  Year Ended September 30, 2001.............   (6.34)
  Year Ended September 30, 2000.............   (3.00)
  Year Ended September 30, 1999.............      --
  Year Ended September 30, 1998.............   (0.31)
International Equity Fund
  Six months ended March 31, 2003...........      --(h)
  Year Ended September 30, 2002.............      --(h)
  Year Ended September 30, 2001.............   (2.02)
  Year Ended September 30, 2000.............   (0.63)
  Year Ended September 30, 1999.............   (0.21)
  Year Ended September 30, 1998.............   (0.29)
Short U.S. Government Income Fund
  Six months ended March 31, 2003...........   (0.21)
  Year Ended September 30, 2002.............   (0.47)
  Year Ended September 30, 2001.............   (0.53)
  Year Ended September 30, 2000.............   (0.53)
  Year Ended September 30, 1999.............   (0.53)
  Year Ended September 30, 1998.............   (0.53)
Intermediate U.S. Government Income Fund
  Six months ended March 31, 2003...........   (0.31)
  Year Ended September 30, 2002.............   (0.52)
  Year Ended September 30, 2001.............   (0.54)
  Year Ended September 30, 2000.............   (0.58)
  Year Ended September 30, 1999.............   (0.64)
  Year Ended September 30, 1998.............   (0.55)
Intermediate Corporate Bond Fund
  Six months ended March 31, 2003...........   (0.26)
  Year Ended September 30, 2002.............   (0.74)
  Year Ended September 30, 2001.............   (0.62)
  December 2, 1999 to September 30, 2000(a).   (0.51)
Kentucky Intermediate Tax-Free Fund
  February 24, 2003 to March 31, 2003(a)....   (0.01)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(c)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.21, $(1.47), and 1.99%, respectively.
(d)Per share income has been calculated using the average shares method.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                        Ratios/Supplementary data
                      ------------------------------------------------------------
                                              Ratio of net
Net Asset             Net Assets,  Ratio of    investment     Ratio of
 Value,                 End of    expenses to income (loss)  expenses to
 End of     Total       Period      average    to average      average   Portfolio
 Period     Return       (000)    net assets   net assets    net assets* turnover**
--------- ------      ----------- ----------- -------------  ----------- ----------
 $ 9.80     1.37%(i)   $ 88,458      1.00%(j)      1.88%(j)     1.14%(j)    30.67%
 $ 9.77   (11.42)%     $ 92,245      1.03%         1.92%(c)     1.17%       64.29%
 $11.24    (8.52)%     $ 84,933      1.05%         2.28%        1.19%      116.03%
 $13.11     1.92%      $ 99,403      0.97%         2.79%        1.15%       57.95%
 $13.80     8.01%      $ 12,278      0.90%         2.69%        1.14%       35.98%
 $13.79     7.18%      $108,943      0.92%         3.00%        1.16%       31.85%
 $13.02     2.11%(i)   $363,256      0.92%(j)      1.87%(j)     1.06%(j)    11.28%
 $12.87   (20.33)%     $319,971      0.98%         1.37%        1.12%       23.02%
 $16.82    (3.53)%     $360,847      0.99%         1.48%        1.13%       24.20%
 $18.60     5.89%      $333,567      0.92%         2.90%        1.10%       23.85%
 $19.64    11.89%      $379,321      0.84%         1.47%        1.09%       13.52%
 $18.52     0.35%      $348,613      0.85%         1.43%        1.09%       13.17%
 $ 6.73     0.90%(i)    195,765      0.92%(j)     (0.06)%(j)    1.07%(j)    28.23%
 $ 6.67   (18.96)%     $160,933      1.02%        (0.30)%       1.16%      100.46%
 $ 8.23   (40.24)%     $151,601      1.05%        (0.25)%       1.19%       96.41%
 $14.84    30.52%      $145,538      0.99%        (0.18)%       1.16%       76.76%
 $11.99    31.15%      $ 90,635      0.98%        (0.08)%       1.22%       67.59%
 $ 9.63    (2.33)%(i)  $ 50,975      1.06%(j)      0.41%(j)     1.30%(j)   108.36%
 $10.86     0.22%(i)   $110,942      0.95%(j)      1.81%(j)     1.11%(j)    12.64%
 $10.93    (8.01)%     $ 85,013      0.90%         1.54%        1.13%       18.20%
 $13.12    (6.93)%(i)  $ 74,070      0.94%(j)      1.75%(j)     1.12%(j)    27.04%
 $14.26     9.03%      $ 64,423      0.96%         1.79%        1.11%       59.00%
 $14.10     8.49%      $ 62,863      0.96%         1.63%        1.07%       15.00%
 $13.44    14.69%      $ 52,095      0.96%         1.97%        1.09%       47.00%
 $12.62    18.44%      $ 48,076      1.11%         2.26%        1.15%       68.00%
 $ 7.96    (4.78)%(i)  $ 76,532      0.93%(j)     (0.64)%(j)    1.12%(j)    45.74%
 $ 8.36   (12.26)%     $ 69,975      0.89%        (0.62)%       1.17%      117.06%
 $10.10   (31.94)%(i)  $ 90,424      1.02%(j)     (0.32)%(j)    1.25%(j)    90.11%
 $14.84   (10.61)%     $129,433      1.02%        (0.16)%       1.23%       63.00%
 $20.78    28.81%      $154,385      1.02%        (0.34)%       1.30%       54.00%
 $17.89    42.72%      $138,624      1.02%        (0.05)%       1.28%       74.00%
 $14.05    17.12%      $113,048      1.02%         0.09%        1.28%      118.00%
 $ 9.30    (3.63)%(i)  $101,341      1.41%(j)     (1.00)%(j)    1.41%(j)    91.95%
 $ 9.65   (22.43)%     $ 93,918      1.48%        (1.17)%       1.48%      292.94%
 $12.44   (54.85)%     $102,260      1.47%        (0.64)%       1.41%      286.49%
 $35.49    54.82%      $197,795      1.41%        (0.49)%       1.41%      206.16%
 $25.25    42.66%      $105,725      1.54%        (0.98)%       1.55%      184.39%
 $17.69   (23.62)%     $ 65,180      1.61%        (1.11)%       1.61%      157.44%
 $ 5.83    (8.99)%(i)  $152,472      1.41%(j)     (0.24)%(j)    1.41%(j)    64.55%
 $ 6.41   (14.85)%     $123,330      1.43%         0.03%        1.43%       95.86%
 $ 7.53   (28.33)%     $115,405      1.48%        (0.14)%       1.48%      144.35%
 $12.60     4.96%      $119,326      1.51%        (0.04)%       1.51%      179.44%
 $12.56    28.70%      $ 97,447      1.56%         0.18%        1.56%       82.00%
 $ 9.95    (9.45)%     $ 70,356      1.50%         0.50%        1.51%       53.27%
 $10.02     1.37%(i)   $175,017      0.78%(j)      3.18%(j)     0.93%(j)    49.92%
 $10.09     5.27%      $181,797      0.78%         4.30%(e)     0.93%       73.93%
 $10.05     9.99%      $169,839      0.78%         5.38%        0.93%      101.28%
 $ 9.64     5.62%      $170,362      0.76%         5.52%        0.91%      101.07%
 $ 9.65     1.10%      $167,285      0.77%         5.29%        0.92%       99.99%
 $10.07     8.77%      $157,329      0.81%         5.40%        0.94%       53.74%
 $10.65     1.71%(i)   $412,158      0.81%(j)      3.94%(j)     0.91%(j)   162.66%
 $10.78     9.11%      $340,231      0.85%         4.81%(f)     0.95%       79.36%
 $10.39    12.68%      $279,046      0.85%         5.38%        0.95%       84.76%
 $ 9.73     6.36%      $182,899      0.83%         5.71%        0.93%      103.41%
 $ 9.72    (2.23)%     $213,417      0.83%         5.26%        0.93%       73.46%
 $10.59    13.46%      $186,256      0.84%         5.35%        0.94%       60.98%
 $10.54     4.62%(i)   $182,778      0.86%(j)    485.00%(j)     0.96%(j)    31.73%
 $10.33     5.19%      $142,509      0.83%         5.42%(g)     0.98%       69.15%
 $10.56    12.34%      $120,361      0.81%         6.03%        0.96%      142.35%
 $ 9.98     5.13%(i)   $ 89,101      0.75%(j)      6.30%(j)     1.09%(j)   186.79%
 $10.09     1.04%(i)   $  5,641      0.86%(j)      1.55%(j)     1.38%(j)   7.60%

(e)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.02, and 4.65%, respectively.
(f)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.51, $0.40, and 4.99%, respectively.
(g)Without the adoption of the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.56, $(0.05), and 5.54%, respectively.
(h)Amount is less than $0.005.
(i)Not annualized.
(j)Annualized.

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                               Investment Activities                    Dividends
                                                       -------------------------------------  -----------------------------

                                             Net Asset            Net realized and
                                              Value,      Net     unrealized gain  Total from    Net       Net
                                             Beginning investment   (losses) on    Investment investment realized    Total
                                             of Period   income     investments    Activities   income    gains    Dividends
                                             --------- ---------- ---------------- ---------- ---------- --------  ---------
Maryland Intermediate Tax-Free Fund
  February 24, 2003 to March 31, 2003(a)....  $10.00      0.01          0.03          0.04      (0.01)               (0.01)
North Carolina Intermediate Tax-Free Fund
  Six months ended March 31, 2003...........  $10.86      0.17         (0.05)         0.12      (0.17)    (0.04)     (0.21)
  Year Ended September 30, 2002.............  $10.54      0.38          0.39          0.77      (0.37)    (0.08)     (0.45)
  Year Ended September 30, 2001.............  $ 9.98      0.40          0.56          0.96      (0.40)       --      (0.40)
  Year Ended September 30, 2000.............  $ 9.89      0.42          0.09          0.51      (0.42)       --      (0.42)
  Year Ended September 30, 1999.............  $10.53      0.42         (0.57)        (0.15)     (0.42)    (0.07)     (0.49)
  Year Ended September 30, 1998.............  $10.27      0.43          0.26          0.69      (0.43)       --      (0.43)
South Carolina Intermediate Tax-Free Fund
  Six months ended March 31, 2003...........  $10.81      0.17         (0.07)         0.10      (0.17)       --      (0.17)
  Year Ended September 30, 2002.............  $10.39      0.39          0.41          0.80      (0.38)       --      (0.38)
  Year Ended September 30, 2001.............  $ 9.84      0.40          0.55          0.95      (0.40)       --      (0.40)
  Year Ended September 30, 2000.............  $ 9.74      0.40          0.10          0.50      (0.40)       --      (0.40)
  Year Ended September 30, 1999.............  $10.41      0.39         (0.59)        (0.20)     (0.39)    (0.08)     (0.47)
  October 20, 1997 to September 30, 1998(a).  $10.00      0.38          0.41          0.79      (0.38)       --      (0.38)
Virginia Intermediate Tax-Free Fund
  Six months ended March 31, 2003...........  $11.99      0.19         (0.06)         0.13      (0.19)    (0.04)     (0.23)
  Year Ended September 30, 2002.............  $11.57      0.43          0.41          0.84      (0.42)       --      (0.42)
  Year Ended September 30, 2001.............  $10.96      0.44          0.61          1.05      (0.44)       --      (0.44)
  Year Ended September 30, 2000.............  $10.86      0.46          0.10          0.56      (0.46)       --      (0.46)
  May 17, 1999 to September 30, 1999(a).....  $11.24      0.17         (0.38)        (0.21)     (0.17)       --      (0.17)
West Virginia Intermediate Tax-Free Fund
  Six months ended March 31, 2003...........  $10.35      0.18         (0.05)         0.13      (0.18)    (0.16)     (0.34)
  Year Ended September 30, 2002.............  $10.02      0.41          0.34          0.75      (0.40)    (0.02)     (0.42)
  February 1, 2001 to September 30, 2001(b).  $ 9.93      0.30          0.09          0.39      (0.30)       --      (0.30)
  Year Ended January 31, 2001...............  $ 9.20      0.49          0.73          1.22      (0.49)       --      (0.49)
  Year Ended January 31, 2000...............  $10.27      0.48         (0.98)        (0.50)     (0.52)    (0.05)     (0.57)
  Year Ended January 31, 1999...............  $10.32      0.49          0.06          0.55      (0.49)    (0.11)     (0.60)
  Year Ended January 31, 1998...............  $ 9.95      0.50          0.42          0.92      (0.50)    (0.05)     (0.55)
Prime Money Market Fund
  Six months ended March 31, 2003...........  $ 1.00      0.01            --          0.01      (0.01)       --      (0.01)
  Year Ended September 30, 2002.............  $ 1.00      0.02            --(c)       0.02      (0.02)       --      (0.02)
  Year Ended September 30, 2001.............  $ 1.00      0.05            --          0.05      (0.05)       --      (0.05)
  Year Ended September 30, 2000.............  $ 1.00      0.06            --          0.06      (0.06)       --      (0.06)
  Year Ended September 30, 1999.............  $ 1.00      0.05            --          0.05      (0.05)       --      (0.05)
  October 1, 1997 to September 30, 1998(a)..  $ 1.00      0.05            --          0.05      (0.05)       --      (0.05)
U.S. Treasury Money Market Fund
  Six months ended March 31, 2003...........  $ 1.00        --            --            --         --        --         --
  Year Ended September 30, 2002.............  $ 1.00      0.02            --          0.02      (0.02)       --      (0.02)
  Year Ended September 30, 2001.............  $ 1.00      0.05            --          0.05      (0.05)       --      (0.05)
  Year Ended September 30, 2000.............  $ 1.00      0.05            --          0.05      (0.05)       --      (0.05)
  Year Ended September 30, 1999.............  $ 1.00      0.04            --          0.04      (0.04)       --      (0.04)
  Year Ended September 30, 1998.............  $ 1.00      0.05            --          0.05      (0.05)       --      (0.05)
Capital Manager Conservative Growth Fund
  Six months ended March 31, 2003...........  $ 8.33      0.10         (0.04)         0.06      (0.09)    (0.04)     (0.13)
  Year Ended September 30, 2002.............  $ 9.17      0.22         (0.66)        (0.44)     (0.22)    (0.18)     (0.40)
  Year Ended September 30, 2001.............  $10.75      0.32         (1.00)        (0.68)     (0.32)    (0.58)     (0.90)
  Year Ended September 30, 2000.............  $10.43      0.40          0.55          0.95      (0.41)    (0.22)     (0.63)
  Year Ended September 30, 1999.............  $10.08      0.32          0.53          0.85      (0.33)    (0.17)     (0.50)
  October 2, 1997 to September 30, 1998(a)..  $10.00      0.32          0.08          0.40      (0.32)       --      (0.32)
Capital Manager Moderate Growth Fund
  Six months ended March 31, 2003...........  $ 7.47      0.05         (0.07)        (0.02)     (0.05)    (0.01)     (0.06)
  Year Ended September 30, 2002.............  $ 8.82      0.14         (0.99)        (0.85)     (0.13)    (0.37)     (0.50)
  Year Ended September 30, 2001.............  $11.25      0.26         (1.71)        (1.45)     (0.26)    (0.72)     (0.98)
  Year Ended September 30, 2000.............  $10.65      0.34          0.89          1.23      (0.34)    (0.29)     (0.63)
  Year Ended September 30, 1999.............  $ 9.85      0.25          1.05          1.30      (0.25)    (0.25)     (0.50)
  October 2, 1997 to September 30, 1998(a)..  $10.00      0.23         (0.16)         0.07      (0.22)       --      (0.22)
Capital Manager Growth Fund
  Six months ended March 31, 2003...........  $ 6.87      0.04         (0.07)        (0.03)     (0.03)       --      (0.03)
  Year Ended September 30, 2002.............  $ 8.46      0.05         (1.20)        (1.15)     (0.04)    (0.40)     (0.44)
  Year Ended September 30, 2001.............  $11.66      0.18         (2.43)        (2.25)     (0.18)    (0.77)     (0.95)
  Year Ended September 30, 2000.............  $10.79      0.29          1.23          1.52      (0.29)    (0.36)     (0.65)
  Year Ended September 30, 1999.............  $ 9.68      0.17          1.45          1.62      (0.19)    (0.32)     (0.51)
  October 2, 1997 to September 30, 1998(a)..  $10.00      0.16         (0.32)        (0.16)     (0.16)       --      (0.16)
Capital Manager Aggressive Growth Fund
  Six months ended March 31, 2003...........  $ 7.39        --         (0.07)        (0.07)     (0.01)    (0.05)     (0.06)
  Year Ended September 30, 2002.............  $ 8.97     (0.01)        (1.57)        (1.58)        --        --         --
  March 19, 2001 to September 30, 2001(a)...  $10.00      0.01         (1.03)        (1.02)     (0.01)       --(c)   (0.01)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia -Tax Exempt Income Portfolio

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------


                                       Ratio/Supplementary Data
                      ----------------------------------------------------------
                                              Ratio of net
Net Asset             Net Assets,  Ratio of    investment   Ratio of
 Value,                 End of    expenses to  income to   expenses to
 End of     Total       Period      average   average net    average   Portfolio
 Period     Return       (000)    net assets     assets    net assets* turnover**
--------- ------      ----------- ----------- ------------ ----------- ----------
 $10.03     0.43%(d)   $  2,994      0.89%(e)     1.47%(e)    1.44%(e)   26.94%
 $10.77     1.14%(d)   $ 94,006      0.78%(e)     3.25%(e)    0.93%(e)   13.58%
 $10.86     7.62%      $ 93,856      0.78%        3.57%       0.93%      20.39%
 $10.54     9.73%      $ 90,679      0.79%        3.84%       0.93%      47.35%
 $ 9.98     5.31%      $ 81,510      0.80%        4.27%       0.96%      80.33%
 $ 9.89    (1.47)%     $ 70,430      0.80%        4.09%       0.98%      39.70%
 $10.53     6.90%      $ 73,454      0.81%        4.18%       0.98%      32.63%
 $10.74     0.98%(d)   $ 19,293      0.74%(e)     3.28%(e)    0.97%(e)    8.30%
 $10.81     7.94%      $ 17,960      0.67%        3.70%       0.97%      21.81%
 $10.39     9.76%      $ 15,411      0.73%        3.89%       1.03%      36.67%
 $ 9.84     5.27%      $ 14,386      0.75%        4.11%       1.22%      84.20%
 $ 9.74    (1.98)%     $ 16,295      0.82%        3.86%       1.41%      71.96%
 $10.41     8.02%(d)   $ 18,242      0.88%(e)     3.88%(e)    1.39%(e)   58.80%
 $11.89     1.10%(d)   $ 77,089      0.80%(e)     3.27%(e)    0.95%(e)   14.25%
 $11.99     7.48%      $ 81,683      0.78%        3.66%       0.93%      13.12%
 $11.57     9.72%      $ 76,284      0.78%        3.87%       0.93%      31.28%
 $10.96     5.35%      $ 77,727      0.78%        4.30%       0.90%      64.45%
 $10.86    (1.77)%(d)  $ 79,353      0.88%(e)     4.18%(e)    0.99%(e)   27.05%
 $10.14     1.29%(d)   $ 75,878      0.73%(e)     3.49%(e)    0.78%(e)   12.39%
 $10.35     7.78%      $ 78,170      0.72%        4.04%       0.82%      61.44%
 $10.02     4.03%(d)   $ 75,332      0.62%(e)     4.60%(e)    0.79%(e)   15.75%
 $ 9.93    13.57%      $ 72,553      0.72%        5.11%       0.83%       7.00%
 $ 9.20    (5.04)%     $ 74,709      0.72%        4.90%       0.77%      10.00%
 $10.27     5.47%      $ 90,228      0.72%        4.77%       0.79%      14.00%
 $10.32     9.55%      $ 85,043      0.75%        5.00%       0.80%      17.00%
 $ 1.00     0.52%(d)   $568,428      0.60%(e)     1.04%(e)    0.68%(e)      --
 $ 1.00     1.61%      $532,465      0.64%        1.54%       0.71%         --
 $ 1.00     4.84%      $265,472      0.61%        4.34%       0.75%         --
 $ 1.00     5.70%      $ 78,331      0.63%        5.62%       0.80%         --
 $ 1.00     4.69%      $ 56,492      0.54%        4.57%       0.88%         --
 $ 1.00     5.23%(d)   $ 37,769      0.55%(e)     5.11%(e)    0.91%(e)      --
 $ 1.00     0.42%(d)   $945,746      0.62%(e)     0.83%(e)    0.70%(e)      --
 $ 1.00     1.40%      $915,013      0.65%        1.35%       0.72%         --
 $ 1.00     4.59%      $494,773      0.63%        4.46%       0.73%         --
 $ 1.00     5.33%      $395,617      0.63%        5.24%       0.73%         --
 $ 1.00     4.34%      $282,585      0.59%        4.26%       0.73%         --
 $ 1.00     5.01%      $235,796      0.61%        4.90%       0.76%         --
 $ 8.26     0.68%(d)   $ 27,175      0.56%(e)     2.24%(e)    0.76%(e)    8.81%
 $ 8.33    (5.05)%     $ 26,347      0.54%        2.47%       0.74%       6.29%
 $ 9.17    (6.77)%     $ 27,691      0.51%        3.26%       0.71%      35.75%
 $10.75     9.31%      $ 31,808      0.41%        3.75%       0.60%      38.27%
 $10.43     8.47%      $ 32,590      0.38%        3.15%       0.58%      16.45%
 $10.08     3.95%(d)   $ 23,773      0.47%(e)     3.12%(e)    0.67%(e)    4.28%
 $ 7.39    (0.34)%(d)  $ 21,744      0.53%(e)     1.42%(e)    0.73%(e)    4.85%
 $ 7.47   (10.55)%     $ 20,977      0.58%        1.48%       0.78%      14.56%
 $ 8.82   (13.81)%     $ 25,040      0.51%        2.67%       0.71%      24.24%
 $11.25    11.63%      $ 26,616      0.49%        2.98%       0.69%      46.69%
 $10.65    13.34%      $ 26,800      0.43%        2.17%       0.63%      17.33%
 $ 9.85     0.68%(d)   $ 21,682      0.46%(e)     2.21%(e)    0.66%(e)    4.85%
 $ 6.81    (0.60)%(d)  $ 17,993      0.60%(e)     0.77%(e)    0.80%(e)    3.70%
 $ 6.87   (14.61)%     $ 17,981      0.62%        0.63%       0.82%       8.38%
 $ 8.46   (20.68)%     $ 20,855      0.57%        1.93%       0.77%      27.33%
 $11.66    14.28%      $ 26,538      0.45%        2.49%       0.64%      43.28%
 $10.79    16.96%      $ 24,063      0.46%        1.43%       0.66%      17.93%
 $ 9.68    (1.72)%(d)  $ 21,370      0.47%(e)     1.53%(e)    0.67%(e)    7.69%
 $ 7.26     1.07%(d)   $ 12,946      0.71%(e)     0.19%(e)    0.91%(e)    0.51%
 $ 7.39   (17.61)%     $ 11,352      0.83%       (0.15)%      1.03%       5.75%
 $ 8.97   (10.22)%(d)  $ 13,464      0.72%(e)     0.08%(e)    0.92%(e)   10.10%

(c)Amount is less than $0.005.
(d)Not annualized.
(e)Annualized.
(f)Per share income has been calculated using the average shares method.

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements
(Unaudited)                                                      March 31, 2003



1. Organization:

   The BB&T Funds commenced operations on October 5, 1992 and are registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

   The BB&T Funds offer shares of the Balanced Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Short U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Aggressive Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). The Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund are referred to as the "Tax-Free Funds". The Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the "Money Market Funds". The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Aggressive Growth Fund are referred to as the "Funds of Funds". The Funds, excluding the Money Market Funds and the Funds of Funds, are referred to as the "Variable Net Asset Value Funds".

   The BB&T Funds are authorized to issue an unlimited amount of shares without par value. The Funds offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. As of the March 31, 2003, Class B Shares and Class C Shares of the Short U.S. Government Income Fund and the Tax-Free Funds were not yet being offered.

   Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

2. Conversion of Common Trust Funds

   On May 12, 2002, the net assets of certain common trust funds managed by F&M National Corp. were exchanged in a tax-free conversion for Institutional shares of the corresponding BB&T Funds. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/(depreciation) of assets acquired as of the conversion date:

                                                              Net Asset     Unrealized
                                        Shares   Net Assets   Value Per    Appreciation
                                        Issued   Converted   Share Issued (Depreciation)
                                       --------- ----------- ------------ --------------
Balanced Fund......................... 1,677,228 $19,137,171    $11.41      $2,489,703
Short U.S. Government Income Fund.....   375,738   3,731,074      9.93          39,377
Intermediate U.S. Government Bond Fund   700,437   7,165,474     10.23         (12,489)
Intermediate Corporate Bond Fund......   394,205   3,938,109      9.99          10,877

3. Significant Accounting Policies:

   The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued
(Unaudited)                                                      March 31, 2003



Securities Valuation:

   Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Investments in common stocks, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the Variable Net Asset Value Funds are valued at their fair values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded (except for those securities traded on NASDAQ, which will be valued at the NASDAQ at fiscal closing price). The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

Foreign Currency Translation:

   The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies:

   Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Forward Foreign Currency Exchange Contracts:

   The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

   Each Fund, with the exception of the U.S. Treasury Money Market Fund, may invest in financial futures contracts for the purpose of hedging their existing Fund securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued
(Unaudited)                                                      March 31, 2003



Securities Transactions and Related Income:

   Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments:

   The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a "when-issued" basis. The Balanced Fund, the Large Company Growth Fund, the Large Company Value Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on "when-issued" securities until the underlying securities are received.

Repurchase Agreements:

   Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T Asset Management, Inc. ("BB&T") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Loans:

   Each Fund may lend up to 33 1/3% of its total assets pursuant to agreements. A Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or a Fund's respective Sub-Adviser has determined are creditworthy under guidelines established by the BB&T Funds' Board of Trustees. The Funds receive compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral, which consists of cash, securities issued or guaranteed by the U.S. Government or its agencies at least equal, at all times, to the value of the securities loaned plus accrued interest. Gains or losses in the value of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued
(Unaudited)                                                      March 31, 2003



   There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of BB&T, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of March 31, 2003, the following Funds had securities with the following values on loan:

                                                        Average
                                                         Value
                                                        on Loan
                                                      -----------
               Large Company Value Fund.............. $78,001,486
               Small Company Growth Fund.............  11,858,317
               Short U.S. Government Income Fund.....  31,399,612
               Intermediate U.S. Government Bond Fund  52,535,447
               Intermediate Corporate Bond Fund......   6,132,778

   Each Fund received cash collateral for securities loaned. This cash was invested in commercial paper, variable rate notes, repurchase agreements and investment companies at March 31, 2003.

Expense Allocation:

   Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the Short U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid monthly for the Balanced Fund, the Large Company Value Fund, and the Mid Cap Value Fund. Dividends from net investment income are declared and paid quarterly for the Large Company Growth Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Funds of Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

   The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued
(Unaudited)                                                      March 31, 2003



4. Purchases and Sales of Securities:

   Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2003 are as follows:

                                                 Purchases      Sales
                                                ------------ ------------
      Balanced Fund............................ $ 34,946,404 $ 40,726,710
      Large Company Value Fund.................   76,206,942   43,202,743
      Large Company Growth Fund................   79,870,665   54,431,079
      Mid Cap Value Fund.......................   36,058,837   12,769,218
      Mid Cap Growth Fund......................   42,357,089   34,207,484
      Small Company Growth Fund................  107,812,005   98,411,932
      International Equity Fund................  117,874,358   88,982,100
      Short U.S. Government Income Fund........   87,023,357  101,518,842
      Intermediate U.S. Government Income Fund.  631,454,550  570,765,259
      Intermediate Corporate Bond Fund.........   82,447,598   50,130,560
      Kentucky Intermediate Tax-Free Fund......    5,601,903      308,048
      Maryland Intermediate Tax-Free Fund......    3,643,828      638,300
      North Carolina Intermediate Tax-Free Fund   16,414,382   14,972,067
      South Carolina Intermediate Tax-Free Fund    3,916,466    1,768,710
      Virginia Intermediate Tax-Free Fund......   11,574,700   11,566,716
      West Virginia Intermediate Tax-Free Fund.   10,068,411   11,249,110
      Capital Manager Conservative Growth Fund.    3,692,831    2,606,000
      Capital Manager Moderate Growth Fund.....    4,559,705    1,470,000
      Capital Manager Growth Fund..............    1,465,471      977,000
      Capital Manager Aggressive Growth Fund...    1,801,699       72,000

5. Related Party Transactions:

   Investment advisory services are provided to the Funds by BB&T. Under the terms of the Investment Advisory agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds.

   Pursuant to a Sub-Advisory agreement with BB&T, BlackRock International, Ltd. serves as the Sub-Advisor to the International Equity Fund. Under the agreement, BlackRock International, Ltd. manages the International Equity Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Federated Investment Management Company ("Federated") serves as the Sub-Advisor to the Prime Money Market Fund. Under the agreement, Federated manages the Prime Money Market Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For their services, Sub-Advisors are entitled to a fee, payable by BB&T.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued
(Unaudited)                                                      March 31, 2003



   Information regarding these transactions is as follows for the year March 31, 2003:

                                                          Annual
                                                         Fee Rate
                                                         --------
               Balanced Fund............................  0.74%
               Large Company Value Fund.................  0.74%
               Large Company Growth Fund................  0.74%
               Mid Cap Value Fund.......................  0.74%
               Mid Cap Growth Fund......................  0.74%
               Small Company Growth Fund................  1.00%
               International Equity Fund................  1.00%
               Short U.S. Government Income Fund........  0.60%
               Intermediate U.S. Government Bond Fund...  0.60%
               Intermediate Corporate Bond Fund.........  0.60%
               Kentucky Intermediate Tax-Free Fund......  0.60%
               Maryland Intermediate Tax-Free Fund......  0.60%
               North Carolina Intermediate Tax-Free Fund  0.60%
               South Carolina Intermediate Tax-Free Fund  0.60%
               Virginia Intermediate Tax-Free Fund......  0.60%
               West Virginia Intermediate Tax-Free Fund.  0.45%
               Prime Money Market Fund..................  0.40%
               U.S. Treasury Money Market Fund..........  0.40%
               Capital Manager Conservative Growth Fund.  0.25%
               Capital Manager Moderate Growth Fund.....  0.25%
               Capital Manager Growth Fund..............  0.25%
               Capital Manager Aggressive Growth Fund...  0.25%

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain trustees and officers of the Funds are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. BISYS Ohio serves the Funds as fund accountant and transfer agent. BISYS and BISYS Ohio receive compensation for providing administration, fund accounting and transfer agency services in an all inclusive fee at a rate of 0.25% of the average daily net assets of each fund. The fee is accrued daily and payable on a monthly basis.

   The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00%, and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively, with exception of the Mid Cap Value Fund, the Mid Cap Growth Fund and the West Virginia Intermediate Tax-Free Fund which receives payments of up to 0.25% of the average daily net assets of Class A Shares. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the six months ended March 31, 2003, BISYS received $753,817 from commissions earned on sales of shares of the Funds' Variable Net Asset Value Funds, of which $768,992 was allowed to affiliated broker/dealers of the Funds.

   Certain officers and trustees of the Trust are affiliated with the Advisor or the Administrator. Such officers and trustees receive no compensation from the funds for serving in their respective roles. Each Non-Interested Trustee was compensated $12,000 in semi-annual meeting and retainer fees.

6. Concentration of Credit Risk:

   The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued
(Unaudited)                                                      March 31, 2003



7. Subsequent Event:

   Effective as of the close of business on April 25, 2003, BB&T Asset Management, Inc., Investment Adviser to the BB&T funds will terminate the Sub-Advisory agreement with BlackRock International Limited with respect to the BB&T International Equity Fund and has engaged UBS Global Asset Management (Americas), Inc. ("UBS") to provide Sub-Advisory services to the BB&T International Equity fund. For their services, UBS is entitled to a fee, payable by BB&T.

          [LOGO]BB&T Funds
Sensible Investing for Generations(R)

                   Semi-Annual Report
                      To Shareholders

                   INVESTMENT ADVISER
          BB&T Asset Management, Inc.
         434 Fayetteville Street Mall
                    Raleigh, NC 27601


                          DISTRIBUTOR
                  BISYS Fund Services
                    3435 Stelzer Road
                   Columbus, OH 43219

                        LEGAL COUNSEL                    [GRAPHIC]
                         Ropes & Gray
                  1301 K Street, N.W.
                         Suite 800 E.
                Washington D.C. 20005

                       TRANSFER AGENT
                  BISYS Fund Services
                    3435 Stelzer Road
                    Columbus OH 43219

                             AUDITORS
                             KPMG LLP
   191 W. Nationwide Blvd., Suite 500
                   Columbus, OH 43215

-------------------------------------

                       March 31, 2003